                            N-30D TABLE OF CONTENTS


SSgA Fund Name                                                        N-30D Page
--------------                                                        ----------
SSgA-SM-Life Solutions-SM- Funds....................................
     Income and Growth Fund.........................................
     Balanced Fund..................................................
     Growth Fund....................................................
Money Market Fund...................................................
Disciplined Equity Fund.............................................
Prime Money Market Fund.............................................
Small Cap Fund......................................................
US Treasury Money Market Fund.......................................
Yield Plus Fund.....................................................
Bond Market Fund....................................................
S&P 500 Index Fund..................................................
International Stock Selection Fund..................................
Tax Free Money Market Fund..........................................
US Government Money Market Fund.....................................
Growth and Income Fund..............................................
Intermediate Fund...................................................
Intermediate Municipal Bond Fund....................................
Emerging Markets Fund...............................................
Tuckerman Active REIT Fund..........................................
International Growth Opportunities..................................
High Yield Bond.....................................................
Special Equity......................................................
Aggressive Equity Fund..............................................
IAM Shares Fund.....................................................

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                              LIFE SOLUTIONS FUNDS

                                 AUGUST 31, 2001

                        SSgA(R) LIFE SOLUTIONS(SM) FUNDS

                             INCOME AND GROWTH FUND
                                  BALANCED FUND
                                   GROWTH FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                        Page
   Chairman's Letter                                      4

   Portfolio Management Discussion and Analysis           6

   Report of Independent Accountants                     11

   INCOME AND GROWTH FUND Financial Statements           12

     Financial Highlights                                16

   BALANCED FUND Financial Statements                    18

     Financial Highlights                                22

   GROWTH FUND Financial Statements                      24

     Financial Highlights                                28

   Notes to Financial Statements                         29

   Tax Information                                       37

   Fund Management and Service Providers                 38

"SSgA(R)" IS A REGISTERED TRADEMARK AND "LIFE SOLUTIONS(SM)" IS A REGISTERED SERVICE MARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUNDS AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVES AND OPERATIONS OF THE FUNDS, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA LIFE SOLUTIONS FUNDS

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Life Solutions Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                                /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Heydon D. Traub, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Life Solutions Funds. He heads the Global Asset Allocation team worldwide, which manages over $50 billion in assets, and serves as Vice Chairman of the SSgA Investment Committee. He previously headed SSgA's Global Active Equity team from 1991 - 1999. He joined SSgA in 1987 and is one of the developers of the firm's country, stock, and currency selection processes. Mr. Traub holds a BA in Economics from Brandeis University and an MBA in Finance and Accounting from the University of Chicago. He has written several articles and papers that have been published in leading investment journals and textbooks. Currently, he writes a monthly column on global investing for the Boston Business Journal.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

STRATEGY: Each Life Solutions Fund allocates its assets by investing in shares of a combination of underlying SSgA funds. By investing in the underlying component funds, each Life Solutions Fund seeks to maintain different allocations among classes of equity, international equity, fixed-income and short-term assets funds (including money market funds) depending on the Life Solutions Fund's investment objective and risk profile. Allocating investments this way permits each Life Solutions Fund to attempt to optimize performance consistent with its investment objective.

OBJECTIVE: LIFE SOLUTIONS INCOME AND GROWTH FUND seeks income and, secondarily, long-term growth of capital.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                                LEHMAN
                                               BROTHERS
              LIFE SOLUTIONS     RUSSELL      AGGREGATE     COMPOSITE
                INCOME AND        3000(R)        BOND         MARKET
DATES           GROWTH FUND      INDEX ++      INDEX+++      INDEX **
   *              $10,000        $10,000       $10,000      $10,000
1997              $10,197        $10,346       $10,182      $10,204
1998              $10,558        $10,709       $11,258      $11,032
1999              $11,747        $14,830       $11,348      $12,606
2000              $13,125        $17,890       $12,205      $14,160
2001              $12,292        $13,504       $13,713      $13,648
                  $67,919        $77,279       $68,706      $71,650

SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND

    Period Ended        Growth of       Total
      08/31/01           $10,000       Return
--------------------  -----------    ----------
1 Year                $     9,365      (6.35)%
Inception             $    12,292       5.07%+

COMPOSITE MARKET INDEX

    Period Ended        Growth of       Total
      08/31/01           $10,000       Return
--------------------  -----------    ----------
1 Year                $     9,637      (3.63)%
Inception             $    13,648       7.75%+

RUSSELL 3000(R) INDEX

     Period Ended       Growth of       Total
       08/31/01          $10,000       Return
--------------------  -----------    ----------
1 Year                $     7,548      (24.52)%
Inception             $    13,504        7.48%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

     Period Ended       Growth of       Total
       08/31/01          $10,000       Return
--------------------  -------------  -------------
1 Year                $    11,235      12.35%
Inception             $    13,713       7.87%+

                    SEE RELATED NOTES FOR INDEX DEFINITIONS.

** 35% RUSSELL 3000(R) INDEX
   5% MSCI EAFE INDEX
   60% LEHMAN BROTHERS AGGREGATE BOND INDEX

OBJECTIVE: LIFE SOLUTIONS BALANCED FUND seeks a balance of growth of capital and income.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                                      LEHMAN
                                                     BROTHERS
               LIFE SOLUTIONS       RUSSELL         AGGREGATE       COMPOSITE
                  BALANCED           3000(R)           BOND           MARKET
DATES               FUND            INDEX++          INDEX+++        INDEX **
   *              $10,000           $10,000           $10,000        $10,000
1997              $10,212           $10,346           $10,182        $10,189
1998              $10,246           $10,709           $11,258        $10,855
1999              $14,830           $11,348           $13,160        $12,079
2000              $17,890           $12,205           $15,059        $13,840
2001              $11,992           $13,504           $13,713        $13,407
                  $68,369           $77,279           $68,706        $72,670

SSgA LIFE SOLUTIONS BALANCED FUND

    Period Ended        Growth of       Total
      08/31/01           $10,000       Return
--------------------  -----------      --------
1 Year                $     8,665      (13.35)%
Inception             $    11,992        4.45%+

COMPOSITE MARKET INDEX

    Period Ended        Growth of       Total
      08/31/01           $10,000       Return
--------------------  -----------      --------
1 Year                $     8,904      (10.96)%
Inception             $    13,407        7.29%+

RUSSELL 3000(R) INDEX

     Period Ended       Growth of       Total
       08/31/01          $10,000       Return
--------------------  -----------    ----------
1 Year                $     7,548      (24.52)%
Inception             $    13,504        7.48%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

     Period Ended       Growth of       Total
       08/31/01          $10,000       Return
--------------------  ------------    ---------
1 Year                $    11,235      12.35%
Inception             $    13,713       7.87%+

                    SEE RELATED NOTES FOR INDEX DEFINITIONS.

** 50% RUSSELL 3000(R) INDEX
   10% MSCI EAFE INDEX
   40% LEHMAN BROTHERS AGGREGATE BOND INDEX

OBJECTIVE: LIFE SOLUTIONS GROWTH FUND seeks long-term growth of capital.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                                LEHMAN
                                               BROTHERS
                                 RUSSELL      AGGREGATE     COMPOSITE
              LIFE SOLUTIONS      3000(R)        BOND         MARKET
DATES           GROWTH FUND      INDEX++       INDEX+++      INDEX **
   *              $10,000        $10,000       $10,000      $10,000
1997              $10,242        $10,346       $10,182      $10,173
1998               $9,968        $10,709       $11,258      $10,661
1999              $12,432        $14,830       $11,348      $13,702
2000              $14,564        $17,890       $12,205      $15,956
2001              $11,627        $13,504       $13,713      $13,102
                  $68,833        $77,279       $68,706      $73,594

SSgA LIFE SOLUTIONS GROWTH FUND

    Period Ended        Growth of       Total
      08/31/01           $10,000       Return
--------------------  -----------    ----------
1 Year                $     7,984      (20.16)%
Inception             $    11,627        3.68%+

COMPOSITE MARKET INDEX

    Period Ended        Growth of       Total
      08/31/01           $10,000       Return
--------------------  -----------    ----------
1 Year                $     8,213      (17.87)%
Inception             $    13,102        6.70%+

RUSSELL 3000(R) INDEX

     Period Ended       Growth of       Total
       08/31/01          $10,000       Return
--------------------  -----------    ----------
1 Year                $     7,548      (24.52)%
Inception             $    13,504        7.48%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

     Period Ended       Growth of       Total
       08/31/01          $10,000       Return
--------------------  -----------    ---------
1 Year                $    11,235      12.35%
Inception             $    13,713       7.87%+

                    SEE RELATED NOTES FOR INDEX DEFINITIONS.

** 65% RUSSELL 3000(R) INDEX
   15% MSCI EAFE INDEX
   20% LEHMAN BROTHERS AGGREGATE BOND INDEX

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the Life Solutions Funds lost 6.35%, 13.35%, and 20.16% for the Income and Growth Fund, Balanced Fund, and Growth Fund, respectively. During the same period, the Funds' composite benchmarks lost 3.63%, 10.96%, and 17.87%, respectively.

The SSgA Life Solutions Funds is a family of balanced funds targeted to meet the investment objectives of investors with varying degrees of risk tolerance. The family consists of three Funds with distinct risk/return profiles. The most conservative, the Life Solutions Income and Growth Fund, is targeted to investors with limited tolerance for equity market volatility. The Life Solutions Balanced Fund is targeted at those individuals willing to undertake greater equity exposure, but who are also looking for fixed income exposure to balance return patterns. The Life Solutions Growth Fund is designed for those investors aggressively seeking return. The Fund is designed to provide broadly diversified equity exposure with the ability to have limited exposure to fixed income and cash securities.

The US equity component of the Funds' benchmark is the Russell 3000(R) Index, an unmanaged index of US equities representing approximately the largest 3,000 US companies by market value. The international component is comprised of the Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, an unmanaged index reflecting the performance of international markets around the globe. The fixed-income component of the benchmark is the Lehman Brothers Aggregate Bond Index, an unmanaged index capturing the performance of the broad US bond markets, including government, investment grade corporate, and mortgage-backed securities.

MARKET AND PORTFOLIO HIGHLIGHTS
Returns for the Funds over the last fiscal year were poor due primarily to very weak equity markets. The more aggressive Funds (Balanced and Growth) were particularly hurt by having the majority of each Fund's assets in equities. Returns were driven by large US stocks, which make up a substantial portion of Life Solutions' underlying fund investments, as the S&P 500(R) lost 24% during the fiscal period. The worst performing underlying funds were the SSgA Emerging Markets Fund (down 26%), and the SSgA Aggressive Equity Fund (down 33%). Additionally, performance of the SSgA Disciplined Equity Fund (formerly SSgA Matrix Equity Fund) and the SSgA Small Cap Fund both lagged their respective benchmarks, contributing to the underperformance. Fixed-income issues provided the diversification needed in the past year as the Lehman Brothers Aggregate Bond Index gained over 12%, offsetting some of the losses generated by equities.

The Life Solutions Funds are now positioned a bit more aggressively than last year, as the Manager feels we are nearing the bottom of the equity market decline. Valuations in the US look reasonable, and outside the US many issues are now considered "cheap". This despite the fact that globally interest rates have been declining, making fixed-income investments appear less desirable. With the Fed continuing to cut rates fast and furious, this provides fuel for a bull market rally. Although some are disappointed that the market has not responded to the rate cuts, the economy typically takes about 9 months to respond to Fed action. In fact, a similar delayed market response occurred when the Fed began to raise rates in mid-1999, with the market still moving up until early 2000.

PORTFOLIO ALLOCATION BY ASSET CLASS AS OF 08/31/01

                          Income and
                            Growth     Balanced    Growth
                             Fund        Fund       Fund
                         -----------   ---------  ---------
Equities:
  Domestic                  36.6%        50.9%      67.1%
  International              8.4         13.8       18.7
                         -----------   ---------  ---------
                            45.0         64.7       85.8

Bonds                       54.9         35.4       14.6
Cash, net                    0.1        (0.1)      (0.4)
                         -----------   ---------  ---------
                            100.0%      100.0%     100.0%
                         ===========   =========  =========

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGES.

  * The Life Solutions Funds commenced operations on July 1, 1997. Index comparisons also began on July 1, 1997.

  +    Annualized.

       INDEX DEFINITIONS:

 ++ The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization, representing approximately 98% of the investable US equity market.

+++ The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

       The Morgan Stanley Capital International Europe, Australia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Life Solutions Funds (in this report, comprised of SSgA Life Solutions Income and Growth Fund, SSgA Life Solutions Balanced Fund, and SSgA Life Solutions Growth Fund)(the "Funds") at August 31, 2001, the results of each of their operations for the fiscal year then ended, and the changes in each of their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended and for the period July 1, 1997 (commencement of operations) to August 31, 1997, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Boston, Massachusetts                             /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA LIFE SOLUTIONS INCOME AND GROWTH FUND

STATEMENT OF NET ASSETS

                                                          AUGUST 31, 2001

                                                      NUMBER       VALUE
                                                        OF         (000)
                                                      SHARES         $
                                                    ---------    --------
INVESTMENTS
DOMESTIC EQUITIES - 36.6%
SSgA Aggressive Equity Fund                         1,256,091       5,502
SSgA S&P 500 Index Fund                                58,749       1,103
SSgA Small Cap Fund                                    34,564         677
                                                                 --------
                                                                    7,282
                                                                 --------

INTERNATIONAL EQUITIES - 8.4%
SSgA International Stock Selection Fund               218,601       1,622
SSgA Emerging Markets Fund                              5,956          50
                                                                 --------
                                                                    1,672
                                                                 --------

BONDS - 54.9%
SSgA Bond Market Fund                                 951,166       9,664
SSgA High Yield Bond Fund                             141,302       1,236
                                                                 --------
                                                                   10,900
                                                                 --------

SHORT-TERM ASSETS - 0.1%
SSgA Money Market Fund (a)                             20,353          20
                                                                 --------

TOTAL INVESTMENTS - 100.0%
(identified cost $20,650)                                          19,874
                                                                 --------

OTHER ASSETS AND LIABILITIES
Deferred organization expenses                                          7
Receivables from Adviser                                               63
Other assets                                                           33
Liabilities                                                           (99)
                                                                 --------

TOTAL OTHER ASSETS AND LIABILITIES,
NET - (0.0%)                                                            4
                                                                 --------
NET ASSETS - 100.0%                                                19,878
                                                                 ========

                                       12

                                                                         VALUE
                                                                         (000)
                                                                          $
                                                                      --------

NET ASSETS CONSIST OF:
Undistributed net investment income                                       526
Accumulated net realized gain (loss)                                   (2,911)
Unrealized appreciation (depreciation) on investments                    (776)
Shares of beneficial interest                                               2
Additional paid-in capital                                             23,037
                                                                      --------

NET ASSETS                                                             19,878
                                                                      ========

NET ASSET VALUE, offering and redemption price
   per share:
   ($19,878,429 divided by 1,833,476 shares of
   $.001 par value shares of beneficial interest
   outstanding)                                                         10.84
                                                                     ========

                (a) At amortized cost, which approximates market

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                 FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
  Income distributions from Underlying Funds                                        $      892

EXPENSES
  Distribution fees                                                 $      5
  Transfer agent fees                                                     21
  Fund accounting fees                                                    16
  Professional fees                                                       10
  Registration fees                                                       25
  Shareholder servicing fees                                              27
  Amortization of deferred organization expenses                           9
  Miscellaneous                                                            9
                                                                   ---------

  Expenses before reductions                                             122
  Expense reductions                                                     (29)
                                                                   ---------

    Expenses, net                                                                           93
                                                                                    ----------

Net investment income                                                                      799
                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                         (2,592)
  Capital gain distributions from Underlying Funds                     1,611              (981)
                                                                   ---------         ---------

Net change in unrealized appreciation (depreciation) on investments                     (1,161)
                                                                                     ---------

Net realized and unrealized gain (loss)                                                 (2,142)
                                                                                     ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                               $   (1,343)
                                                                                     =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                   FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                      2001          2000
                                                                                  -------------  -----------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                                              $      799   $      877
  Net realized gain (loss)                                                                 (981)       1,378
  Net change in unrealized appreciation (depreciation)                                   (1,161)         360
                                                                                  -------------  -----------

     Net increase (decrease) in net assets from operations                               (1,343)       2,615
                                                                                  -------------  -----------

DISTRIBUTIONS
  From net investment income                                                             (1,334)      (1,449)
  From net realized gain                                                                 (1,316)        (690)
                                                                                  -------------  -----------

     Net decrease in net assets from distributions                                       (2,650)      (2,139)
                                                                                  -------------  -----------

SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions                           2,721       (5,068)
                                                                                  -------------  -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                              (1,272)      (4,592)

NET ASSETS
  Beginning of period                                                                    21,150       25,742
                                                                                  -------------  -----------
  End of period (including undistributed net investment income
    of $526 and $346, respectively)                                                  $   19,878   $   21,150
                                                                                  =============  ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               FISCAL YEARS ENDED AUGUST 31,
                                                                 -------------------------------------------------------
                                                                    2001       2000       1999        1998       1997*
                                                                 ---------- ---------- ----------- ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    13.21 $    12.93 $     12.65 $    12.93 $    12.68
                                                                 ---------- ---------- ----------- ---------- ----------
INCOME FROM OPERATIONS
  Net investment income (a)                                             .45        .47         .44        .46         --
  Net realized and unrealized gain (loss)                             (1.24)       .94         .95       (.01)       .25
                                                                 ---------- ---------- ----------- ---------- ----------

    Total income from operations                                       (.79)      1.41        1.39        .45        .25
                                                                 ---------- ---------- ----------- ---------- ----------
DISTRIBUTIONS
  From net investment income                                           (.79)      (.77)       (.61)      (.41)        --

  From net realized gain                                               (.79)      (.36)       (.50)      (.32)        --
                                                                 ---------- ---------- ----------- ---------- ----------
    Total distributions                                               (1.58)     (1.13)      (1.11)      (.73)        --
                                                                 ---------- ---------- ----------- ---------- ----------
NET ASSET VALUE, END OF PERIOD                                   $    10.84 $    13.21 $     12.93 $    12.65 $    12.93
                                                                 ========== ========== =========== ========== ==========
TOTAL RETURN (%)(b)                                                   (6.35)     11.73       11.27       3.53       1.97

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)                           19,878     21,150      25,742     23,771     13,979

  Ratios to average net assets (%)(c):
    Operating expenses, net (d)                                         .45        .45         .45        .45        .35

    Operating expenses, gross (d)                                       .59        .55         .50        .72       1.14

    Net investment income                                              3.87       3.71        3.37       3.00        .16

Portfolio turnover rate (%)(c)                                        79.47      31.07       93.34      93.28     106.68

*   For the period July 1, 1997 (commencement of operations) to August 31, 1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not  annualized.
(c) The  ratios  for the  period  ended  August  31,  1997 are annualized.
(d) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

BALANCED FUND

STATEMENT OF NET ASSETS

                                                               AUGUST 31, 2001

                                                             NUMBER      VALUE
                                                               OF        (000)
                                                             SHARES        $
                                                          ---------    -------
INVESTMENTS
DOMESTIC EQUITIES - 50.9%
SSgA Aggressive Equity Fund                               5,828,528     25,529
SSgA S&P 500 Index Fund                                     280,350      5,262
SSgA Small Cap Fund                                         133,810      2,623
                                                                       -------
                                                                        33,414
                                                                       -------
INTERNATIONAL EQUITIES - 13.8%
SSgA International Stock Selection Fund                   1,196,454      8,878
SSgA Emerging Markets Fund                                   20,233        168
                                                                       --------
                                                                         9,046
                                                                       --------
BONDS - 35.4%
SSgA Bond Market Fund                                     2,019,969     20,523
SSgA High Yield Bond Fund                                   313,827      2,746
                                                                       --------
                                                                        23,269
                                                                       --------
SHORT-TERM ASSETS - 0.1%
SSgA Money Market Fund (a)                                   68,430         68
                                                                       --------
TOTAL INVESTMENTS - 100.2%
(identified cost $70,444)                                               65,797
                                                                       --------
OTHER ASSETS AND LIABILITIES
Deferred organization expenses                                               7
Other assets                                                                87
Liabilities                                                               (234)
                                                                       --------
TOTAL OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                              (140)
                                                                       --------
                                                                        65,657
NET ASSETS - 100.0%                                                    ========

                                       17

                                                                        VALUE
                                                                        (000)
                                                                          $
                                                                      --------
NET ASSETS CONSIST OF:
Undistributed net investment income                                      1,267
Accumulated net realized gain (loss)                                   (15,551)
Unrealized appreciation (depreciation) on investments                   (4,647)
Shares of beneficial interest                                                6
Additional paid-in capital                                              84,582
                                                                      --------
                                                                        65,657
                                                                      ========
NET ASSETS

NET ASSET VALUE, offering and redemption price per share:
   ($65,657,060 divided by 6,404,054 shares of $.001 par value
      shares of beneficial interest outstanding)                         10.25
                                                                      ========

               (a) At amortized cost, which approximates market.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
  Income distributions from Underlying Funds                                    $   2,301

EXPENSES
  Distribution fees                                                    $    12
  Transfer agent fees                                                       24
  Fund accounting fees                                                      15
  Professional fees                                                         10
  Registration fees                                                         30
  Shareholder servicing fees                                                94
  Amortization of deferred organization expenses                             9
  Miscellaneous                                                             14
                                                                     ---------
    Total expenses                                                                    208
                                                                                ---------
Net investment income                                                               2,093
                                                                                ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                          (14,304)
  Capital gain distributions from Underlying Funds                      10,053     (4,251)
                                                                     ---------

Net change in unrealized appreciation (depreciation) on investments                (8,573)
                                                                                ----------

Net realized and unrealized gain (loss)                                           (12,824)
                                                                                ----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                           $ (10,731)
                                                                                ==========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                        FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                       2001             2000
                                                                  --------------    -------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                              $   2,093         $  3,243
  Net realized gain (loss)                                              (4,251)          10,330
  Net change in unrealized appreciation (depreciation)                  (8,573)           1,532
                                                                  --------------    -------------
    Net increase (decrease) in net assets from operations              (10,731)          15,105
                                                                  --------------    -------------
DISTRIBUTIONS
  From net investment income                                            (6,387)          (6,007)
  From net realized gain                                                (9,861)          (3,568)
                                                                  --------------    -------------
    Net decrease in net assets from distributions                      (16,248)          (9,575)
                                                                  --------------    -------------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions         10,925          (22,911)
                                                                  --------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                            (16,054)         (17,381)

NET ASSETS
  Beginning of period                                                   81,711           99,092
                                                                  --------------    -------------
  End of period (including undistributed net investment income
   of $1,267 and $1,248, respectively)                               $  65,657         $ 81,711
                                                                  ==============    =============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       FISCAL YEARS ENDED AUGUST 31,
                                           -------------------------------------------------------
                                              2001       2000       1999        1998       1997*
                                           ----------  ----------  ---------  ---------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD       $   14.59   $   13.80   $   12.95  $   13.98  $   13.69
                                           ----------  ----------  ---------  ---------- ---------
INCOME FROM OPERATIONS
  Net investment income (a)                      .33         .42         .38        .50         --
  Net realized and unrealized gain (loss)      (2.09)       1.47        1.84       (.45)       .29
                                           ----------  ----------  ---------  ---------- ---------
      Total income from operations             (1.76)       1.89        2.22        .05        .29
                                           ----------  ----------  ---------  ---------- ---------
DISTRIBUTIONS
  From net investment income                   (1.01)       (.70)       (.61)      (.56)        --
  From net realized gain                       (1.57)       (.40)       (.76)      (.52)        --
                                           ----------  ----------  ---------  ---------- ---------

      Total distributions                      (2.58)      (1.10)      (1.37)     (1.08)        --
                                           ----------  ----------  ---------  ---------- ---------
NET ASSET VALUE, END OF PERIOD             $   10.25   $   14.59   $   13.80  $   12.95  $   13.98
                                           ==========  ==========  =========  ========== =========
TOTAL RETURN (%)(b)                           (13.35)      14.59       17.89        .33       2.12

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)    65,657      81,711      99,092     90,804     47,003

  Ratios to average net assets (%)(c):
      Operating expenses, net (d)                .28         .24         .28        .36        .35
      Operating expenses, gross (d)              .28         .24         .28        .36        .49
      Net investment income                     2.84        3.01        2.83       2.07        .07

  Portfolio turnover rate (%)(c)              102.02       42.47       51.09     101.40      51.61

 *   For the period July 1, 1997  (commencement  of operations) to August
     31, 1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one  year are not  annualized.
(c)  The  ratios  for the  period  ended  August  31,  1997 are annualized.
(d) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

GROWTH FUND

STATEMENT OF NET ASSETS

                                                              AUGUST 31, 2001

                                                    NUMBER              VALUE
                                                      OF                (000)
                                                    SHARES                $
                                                  ---------            ---------
INVESTMENTS
DOMESTIC EQUITIES - 67.1%
SSgA Aggressive Equity Fund                       4,577,314              20,049
SSgA S&P 500 Index Fund                             214,108               4,019
SSgA Small Cap Fund                                  91,168               1,787
                                                                       ---------
                                                                         25,855
                                                                       ---------
INTERNATIONAL EQUITIES - 18.7%
SSgA International Stock Selection Fund             954,867               7,085
SSgA Emerging Markets Fund                           12,137                 101
                                                                       ---------
                                                                          7,186
                                                                       ---------
BONDS - 14.6%
SSgA Bond Market Fund                               473,684               4,812
SSgA High Yield Bond Fund                            92,702                 811
                                                                       ---------
                                                                          5,623
                                                                       ---------
SHORT-TERM ASSETS - 0.1%
SSgA Money Market Fund (a)                           40,105                  40
                                                                       ---------
TOTAL INVESTMENTS - 100.5%
(identified cost $42,543)                                                38,704
                                                                       ---------
OTHER ASSETS AND LIABILITIES
Deferred organization expenses                                                7
Other assets                                                                 64
Liabilities                                                                (257)
                                                                       ---------
TOTAL OTHER ASSETS AND LIABILITIES,
NET - (0.5%)                                                               (186)
                                                                         38,518
NET ASSETS - 100.0%                                                    =========

                                       22


                                                                         VALUE
                                                                         (000)
                                                                           $
                                                                       ---------
NET ASSETS CONSIST OF:
Undistributed net investment income                                         312
Accumulated net realized gain (loss)                                    (11,461)
Unrealized appreciation (depreciation) on investments                    (3,839)
Shares of beneficial interest                                                 4
Additional paid-in capital                                               53,502
                                                                       ---------

                                                                         38,518
NET ASSETS                                                             =========

NET ASSET VALUE, offering and redemption price per share:
    ($38,518,347 divided by 3,998,935 shares of $.001 par value
    shares of beneficial interest outstanding)                             9.63
                                                                       =========

               (a) At amortized cost, which approximates market.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                      FOR THE FISCAL YEARS ENDED AUGUST 31,
INVESTMENT INCOME
  Income distributions from Underlying Funds                                         $      783

EXPENSES
  Distribution fees                                                       $      8
  Transfer agent fees                                                           21
  Fund accounting fees                                                          15
  Professional fees                                                             10
  Registration fees                                                             27
  Shareholder servicing fees                                                    56
  Amortization of deferred organization expenses                                 9
  Miscellaneous                                                                 11
                                                                          --------
    Total expenses                                                                          157
                                                                                     ----------
Net investment income                                                                       626
                                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                              (10,365)
  Capital gain distributions from Underlying Funds                           7,657       (2,708)
                                                                          --------
Net change in unrealized appreciation (depreciation) on investments                      (8,166)
                                                                                    -----------
Net realized and unrealized gain (loss)                                                 (10,874)
                                                                                    -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                $  (10,248)
                                                                                    ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                        FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                            2001             2000
INCREASE (DECREASE) IN NET ASSETS
                                                                         -----------  -----------
OPERATIONS
  Net investment income                                                   $     626   $     1,091
  Net realized gain (loss)                                                   (2,708)        7,084
  Net change in unrealized appreciation (depreciation)                       (8,166)        2,029
                                                                         -----------  -----------

    Net increase (decrease) in net assets from operations                   (10,248)       10,204
                                                                         -----------  -----------
DISTRIBUTIONS
  From net investment income                                                 (3,865)       (3,157)
  From net realized gain                                                     (7,423)       (2,360)
                                                                         -----------  -----------

    Net decrease in net assets from distributions                           (11,288)       (5,517)
                                                                         -----------  -----------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions               8,643       (18,294)
                                                                         -----------  -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                 (12,893)      (13,607)

NET ASSETS
  Beginning of period                                                        51,411        65,018
                                                                         -----------  -----------
  End of period (including undistributed net investment income
   of $312 and $357, respectively)                                        $   38,518   $    51,411
                                                                         ===========  ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                 FISCAL YEARS ENDED AUGUST 31,
                                                    ---------------------------------------------------
                                                       2001      2000      1999       1998      1997*
                                                    ---------  --------  --------   --------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD                $   15.73  $  14.62  $  13.02   $  14.79   $  14.44
                                                    ---------  --------  --------   --------   --------
INCOME FROM OPERATIONS
  Net investment income (a)                               .16       .26       .26        .38         --
  Net realized and unrealized gain (loss)               (2.94)     2.13      2.81       (.75)       .35
                                                    ---------  --------  --------   ---------  --------

    Total income from operations                        (2.78)     2.39      3.07       (.37)       .35
                                                    ---------  --------  --------   ---------  --------
DISTRIBUTIONS
  From net investment income                            (1.12)     (.72)     (.55)      (.71)        --
  From net realized gain                                (2.20)     (.56)     (.92)      (.69)        --
                                                    ---------  --------  --------   ---------  --------

    Total distributions                                 (3.32)    (1.28)     1.47)     (1.40)        --
                                                    ---------  --------  --------   ---------- ---------
NET ASSET VALUE, END OF PERIOD                      $    9.63  $  15.73  $  14.62   $  13.02   $  14.79
                                                    =========  ========  ========   ========  =========

TOTAL RETURN (%)(b)                                    (20.16)    17.15     24.72      (2.68)      2.42

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)             38,518    51,411    65,018     53,432     43,603

  Ratios to average net assets (%)(c):
    Operating expenses, net (d)                           .35       .35       .38        .41        .35
    Operating expenses, gross (d)                         .35       .35       .38        .41        .54
    Net investment income                                1.41      1.78      1.89       1.52        .09

  Portfolio turnover rate (%)(c)                       111.13     33.00     43.15      67.66      39.49

*   For the period July 1, 1997 (commencement of operations) to August 31, 1997.
(a) For the periods subsequent to August 31, 1997, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not  annualized.
(c) The  ratios  for the  period  ended  August  31,  1997 are annualized.
(d) The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2001. These financial statements report on three portfolios, the SSgA Life Solutions Income and Growth Fund, Balanced Fund and Growth Fund (the "Funds"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3,1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value. The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company's portfolios (the "Underlying Funds"). The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

         ASSET CLASS/UNDERLYING FUND                                       ASSET ALLOCATION RANGES
                                                               -----------------------------------------------
                                                                  INCOME AND      BALANCED            GROWTH
                                                                 GROWTH FUND        FUND               FUND
                                                               --------------    ------------       ----------

         EQUITIES
           US Equities                                             20 - 60%        40 - 80%          60 - 100%
              SSgA S&P 500 Index Fund
              SSgA Disciplined Equity Fund
              SSgA Small Cap Fund
              SSgA Growth and Income Fund
              SSgA Special Equity Fund
              SSgA Tuckerman Active REIT Fund
              SSgA Aggressive Equity Fund
              SSgA IAM SHARES Fund
         International Equities*                                    0 - 15%         0 - 20%            0 - 25%
              SSgA International Stock Selection Fund
              SSgA Emerging Markets Fund
              SSgA International Growth Opportunities Fund
         BONDS                                                     40 - 80%        20 - 60%            0 - 40%
              SSgA Bond Market Fund
              SSgA Intermediate Fund
              SSgA High Yield Bond Fund
              SSgA Yield Plus Fund
         SHORT TERM ASSETS                                          0 - 20%         0 - 20%            0 - 20%
              SSgA Money Market Fund
              SSgA US Government Money Market Fund

* International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

   OBJECTIVES OF THE UNDERLYING FUNDS:
   The Life Solutions Funds are comprised of various combinations of the Underlying Funds. Each of the Life Solutions Funds will invest in at least six of the Underlying Funds. The Board of Trustees has approved investment in all of the Underlying Funds presented above. The fundamental investment objectives of the Underlying Funds utilized by the Life Solutions Funds are listed below.

   SSgA S&P 500 INDEX FUND: To seek to replicate the total return of the S&P 500 Index.

   SSgA DISCIPLINED EQUITY FUND: To provide total returns that exceed over time the S&P 500 Index through investment in equity securities.

   SSgA SMALL CAP FUND: To maximize total return through investment in equity securities; under normal market conditions, at least 65% of total assets will be invested in securities of smaller capitalized issuers.

   SSgA GROWTH AND INCOME FUND: To achieve long-term capital growth, current income and growth of income primarily through investments in equity securities.

   SSgA SPECIAL EQUITY FUND: To maximize total return through investment in mid-and small capitalization US equity securities.

   SSgA TUCKERMAN ACTIVE REIT FUND: To provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

   SSgA AGGRESSIVE EQUITY FUND: To maximize total return through investing in US equity securities that are undervalued relative to their growth potential as measured by SSgA's proprietary models.

   SSgA IAM SHARES FUND: To maximize total return primarily through investing in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace workers or affiliated labor unions (IAM companies).

   SSgA INTERNATIONAL STOCK SELECTION FUND: To provide long-term capital growth by investing primarily in securities of foreign issuers.

   SSgA EMERGING MARKETS FUND: To provide maximum total return, primarily through capital appreciation, by investing in securities of foreign issuers.

   SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND: To provide long-term capital growth by investing primarily in securities of foreign issuers.

   SSgA BOND MARKET FUND: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers Aggregate Bond Index (the "LBAB Index").

   SSgA INTERMEDIATE FUND: To seek a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

   SSgA HIGH YIELD BOND FUND: To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Lehman Brothers High Yield Bond Index.

   SSgA YIELD PLUS FUND: To seek high current income and liquidity by investing in a diversified portfolio of high-quality debt securities and by maintaining a portfolio duration of one year or less.

   SSgA MONEY MARKET FUND: To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar dominated securities with remaining maturities of one year or less.

   SSgA US GOVERNMENT MONEY MARKET FUND: To maximize current income to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in obligations of the US Government or its agencies or instrumentalities with remaining maturities of one year or less.

2. SIGNIFICANT  ACCOUNTING POLICIES
   The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   SECURITY VALUATION: Investments in Underlying Funds are valued at the net asset value per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange.

   SECURITIES TRANSACTIONS: Securities transactions of the Underlying Funds are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Distributions of income and capital gains are recorded from the Underlying Funds on the ex-dividend date.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is each Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Funds to distribute all of their taxable income. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required. As permitted by tax regulations, the Fund intends to defer a net realized capital losses incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002. The amounts of these deferred net realized capital losses are $12,860,268, $9,547,417 and $2,161,416 for the Balanced Fund, Growth Fund and Income and Growth Fund, respectively.

   The Funds' aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                                       NET
                                                                                    UNREALIZED
                                FEDERAL TAX      UNREALIZED        UNREALIZED      APPRECIATION
                                   COST         APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
                                ------------    ------------     --------------    --------------
     Income and Growth Fund     21,396,236        801,895        (2,324,164)       (1,522,269)
     Balanced Fund              73,135,017      1,828,928        (9,167,035)       (7,338,107)
     Growth Fund                44,456,830        382,573        (6,135,204)       (5,752,631)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

   EXPENSES: The Funds will pay all of their expenses other than those expressly assumed by the Adviser and the Administrator. Certain expenses of the Investment Company not directly attributable to any one Fund but applicable to all Funds, such as Trustee fees, insurance, legal and other expenses will be allocated to each Fund based on each Fund's net assets. Expenses included in the accompanying Statements of Operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

   DEFERRED ORGANIZATION EXPENSES: The Funds have incurred expenses in connection with their organization. These costs were deferred and are being amortized over 60 months on a straight-line basis.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: During the year ended August 31, 2001, purchases and sales of the Underlying Funds aggregated to the following:

                                    PURCHASES           SALES
                                --------------     -------------
  Income and Growth Fund        $   18,694,752     $  16,227,302
  Balanced Fund                     81,191,951        74,355,708
  Growth Fund                       54,891,587        49,235,718

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Funds will not be charged a fee by the Adviser. However, each Fund, as a shareholder in the Underlying Funds, will bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. Each Underlying Fund pays the adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to a certain percentage of each Underlying Fund's average daily net assets. For the year ended August 31,2001, the Adviser voluntarily agreed to reimburse the Funds for all expenses (except 12b-1 distribution and shareholder servicing expenses) in excess of .30% of average daily net assets on an annual basis. The total amount of reimbursement for the Income and Growth Fund for the year ended August 31, 2001 was $28,869.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. For these services, the Underlying Funds pay the Administrator a combined fee that on an annual basis is equal to the percentages, stated below, of their average aggregate daily net assets. The Funds will not be charged a fee by the Administrator. Instead, the Administrator will assess administration fees on the Underlying Funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly-owned subsidiary of the Administrator, serves as distributor for all Investment Company portfolio shares, including the Funds.

   The Funds and Underlying Funds have a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Funds and Underlying Funds' average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to the Distributor to finance activity that is intended to result in the sale and retention of the Funds' and Underlying Funds' shares including: (1) payments made to certain broker-dealers, investments advisors and other third party intermediaries; (2) the costs of prospectuses, reports to shareholders and sales literature; (3) advertising; and (4) expenses incurred in connection with the promotion and sale of shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

   Payments to Distributor, as well as payments to Service Organizations from each Fund, are not permitted by the Plan to exceed .25% of each Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. Each Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of each Fund's shareholders have the right, however, to terminate the Plan and all payments thereunder at anytime. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan's termination or noncontinuance. There were no expenses carried over as of August 31, 2001. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

   Each fund has Shareholder Service Agreements with State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, each Fund pays a maximum of .13% each, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, each Fund was charged shareholder servicing expenses by CitiStreet and Capital Markets as follows:

                                            CITISTREET       CAPITAL MARKETS
                                          --------------     ---------------
     Income and Growth Fund               $       21,030      $           --
     Balanced Fund                                86,146                 262
     Growth Fund                                  51,568                  42

   The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AS OF AUGUST 31,2001 WERE AS FOLLOWS:


                                    INCOME AND       BALANCED           GROWTH
                                    GROWTH FUND        FUND              FUND
                                    -----------     -----------       ----------
     Fund accounting fees           $     2,917     $    6,563        $   13,338
     Distribution fees                    4,036         19,537            25,037
     Shareholder servicing fees           8,703            791            12,900
     Transfer agent fees                    539            334               879
                                    -----------     -----------       ----------
                                    $    16,195     $   27,225        $   52,154
                                    ===========     ===========       ==========

   BENEFICIAL INTEREST: In the Income and Growth Fund, as of August 31, 2001, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 78% and 12%, respectively, of the total outstanding shares of the Fund. In the Balanced Fund, as of August 31,2001, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 86% and 11%, respectively, of the total outstanding shares of the Fund. In the Growth Fund, as of August 31, 2001, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 81% and 17% respectively, of the total outstanding shares of the Fund.

   TRANSACTIONS WITH AFFILIATED COMPANIES: An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities. Transactions during the year ended August 31,2001 with Underlying Funds which are or were affiliates are as follows:

                                                                                                      INCOME AND
                                                                                                     CAPITAL GAIN
                     AFFILIATE                                PURCHASE COST        SALES COST        DISTRIBUTIONS
   ---------------------------------------------             ----------------     -------------     --------------

   INCOME AND GROWTH FUND
       SSgA Aggressive Equity Fund                           $    5,950,594     $     998,819      $    481,028
                                                             --------------     -------------     --------------
                                                             $    5,950,594     $     998,819      $    481,028
                                                             ==============     =============     ==============
   BALANCED FUND
       SSgA Aggressive Equity Fund                           $   27,715,231     $   4,902,621      $  2,639,062
       SSgA International Stock Selection Fund                   11,836,975         2,986,120         1,441,832
       SSgA Bond Market Fund                                     19,389,439        17,811,074         1,697,847
       SSgA High Yield Bond Fund                                  3,141,945         1,300,385           328,873
                                                             --------------     -------------     --------------
                                                             $   62,083,590     $  27,000,200      $  6,107,614
                                                             ==============     =============     ==============
   GROWTH FUND
       SSgA International Stock Selection Fund                    9,072,299         2,220,365         1,078,613
       SSgA Aggressive Equity Fund                               21,836,507         2,840,800         1,880,324
                                                             --------------     -------------     --------------
                                                             $   30,908,806     $   5,061,165      $  2,958,937
                                                             ==============     =============     ==============

   The values of the above Underlying Funds are shown in the accompanying Statements of Net Assets.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                  FISCAL YEARS ENDED AUGUST 31,
                                                ---------------------------------------------------------
                                                          2001                           2000
                                                -------------------------      --------------------------
                                                  SHARES        DOLLARS          SHARES        DOLLARS
                                                ----------   ------------      ----------     -----------
   INCOME AND GROWTH FUND
   Proceeds from shares sold                          423     $     4,851             398     $     5,072
   Proceeds from reinvestment of
     distributions                                    231           2,650             173           2,139
   Payments for shares redeemed                      (421)         (4,780)           (961)        (12,279)
                                                ---------     -----------      ----------     -----------
   Total net increase (decrease)                      233     $     2,721            (390)    $    (5,068)
                                                =========    ============      ==========     ===========

   BALANCED FUND
   Proceeds from shares sold                        1,128     $    14,153           2,728     $    38,171
   Proceeds from reinvestment of
     distributions                                  1,405          16,248             712           9,575
   Payments for shares redeemed                    (1,730)        (19,476)         (5,017)        (70,657)
                                                ---------     -----------      ----------     -----------
   Total net increase (decrease)                      803     $    10,925          (1,577)    $   (22,911)
                                                =========     ===========      ==========     ===========
   GROWTH FUND
   Proceeds from shares sold                          623     $     6,919             714     $    10,726
   Proceeds from reinvestment of
     distributions                                    983          11,288             385           5,517
   Payments for shares redeemed                      (875)         (9,564)         (2,277)        (34,537)
                                                ---------     -----------      ----------     -----------
   Total net increase (decrease)                      731     $     8,643          (1,178)    $   (18,294)
                                                =========     ===========      ==========     ===========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid distributions of $1,188,465, $9,688,460, $7,277,463 and for Income and Growth Fund, Balanced Fund and Growth Fund, respectively, from net long-term capital gains during its taxable year ended August 31,2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA LIFE SOLUTIONS FUNDS
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
     Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary
INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                                MONEY MARKET FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                               MONEY MARKET FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     18

   Notes to Financial Statements                            19

   Fund Management and Service Providers                    23

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA MONEY MARKET FUND
LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Money Market Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                             /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                Gustaff V. Fish, Jr.
State Street Global Advisors                      SSgA Funds Management, Inc.
Chairman and Chief Executive Officer              President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]
Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Money Market Fund since January 1998. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: High quality money market instruments including certificates of deposit, time deposits, bankers acceptances, commercial paper, corporate medium-term notes, US Government Treasury and Agency notes, and repurchase agreements.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                          SALOMON
                                        SMITH BARNEY
                                       3-MONTH T-BILL
      DATES           MONEY MARKET         INDEX
*                       $10,000           $10,000
      1992              $10,468           $10,426
      1993              $10,807           $10,746
      1994              $11,169           $11,129
      1995              $11,786           $11,749
      1996              $12,418           $12,378
      1997              $13,074           $13,028
      1998              $13,781           $13,708
      1999              $14,451           $14,345
      2000              $15,286           $15,136
      2001              $16,097           $15,931
Total                  $139,337          $138,576

PERFORMANCE REVIEW
The Fund had a total return of 5.31% for the fiscal year ended August 31, 2001. This compares favorably to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.26% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

MARKET AND PORTFOLIO HIGHLIGHTS
The Fund's fiscal year began with the Federal Reserve opting to leave rates unchanged, while maintaining a tightening bias for the future. The possibility of heightened inflation due to unsustainable economic growth was the primary economic concern. As the year progressed, it became evident that the economy was slowing at a pace that was faster than anticipated. While it seemed that the Federal Reserve had

SSgA MONEY MARKET FUND

     Period Ended                Growth of         Total
      08/31/01                    $10,000         Return
     ------------                ---------        ------
1 Year                       $   10,531            5.31%
5 Years                      $   12,963            5.32%+
10 Years                     $   16,097            4.87%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

     Period Ended                Growth of         Total
      08/31/01                    $10,000         Return
     -----------                 ---------        ------
1 Year                       $   10,526            5.26%
5 Years                      $   12,873            5.18%+
10 Years                     $   15,931            4.77%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

achieved its goal of slowing growth via higher interest rates, other uncertainties, such as global oil and natural gas shortages threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of 2001, the Federal Reserve surprised the market with an inter-meeting move and lowered the funds rate by 50 basis points. The text that accompanied the initial move cited `further weakening of sales and production, lower consumer confidence, tight conditions in some segments of the financial markets and higher energy prices sapping household and business purchasing power'. On January 31, 2001, the Federal Open Market Committee (FOMC) eased the Fed Funds rate another 50 basis points. London Interbank Overnight Rate (LIBOR) yields also declined across the curve as more easing was anticipated.

While economic indicators were mixed through March, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, who eased the Funds rate by 50 basis points at each of the March, April and May FOMC meetings. The reasons cited included a decline in capital spending, erosion of profits, weakness abroad and the continuing weakness in the equity markets. The Fed eased an additional 25 basis points at the June 27th meeting and another 25 basis points at the August 21st meeting, bringing the total amount of easing to 300 basis points at the end of the fiscal year.

During the last fiscal year, the SSgA Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets increased from $8.6 billion at August 31, 2000 to $10.7 billion as of August31, 2001, but spiked to a high of $11.9 billion in mid July and experienced many large fluctuations around FOMC meetings.

Expectations of easing monetary policy throughout fiscal 2001 created an inverted money market yield curve. During the fiscal year, the 3-month LIBOR decreased by 322 basis points to 3.46%, the 6-month LIBOR fell 338 basis points to 3.45%, and the 12-month LIBOR declined by 341 basis points to 3.56%. The Fund's average maturity ranged from 44 to 68 days during the fiscal period, ending at 66 days, longer than the Taxable Money Fund average of 55 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

Throughout the past year the Fund's investment strategy was to purchase securities in the 1- to 6-month maturity range in order to manage liquidity and add yield in anticipation of future Fed easing. The Manager continued to seek investment opportunities along the curve and to extend maturity by taking advantage of temporary spikes in interest rates. The Manager also increased exposure in 1- to 3-month asset-backed commercial paper, which was priced 2 to 5 basis points cheaper than comparable bank and finance commercial paper.

TOP FIVE HOLDINGS (BY INVESTMENT TYPE,
AS A PERCENT OF TOTAL INVESTMENTS)                     AUGUST 31, 2001
Domestic Commercial Paper                                    28.3%
Yankee Certificates of Deposit                               19.5
Repurchase Agreements                                        17.8
United States Government Agencies                            12.6
Eurodollar Certificates of Deposit                            8.6

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 *     Assumes initial investment on September 1, 1991.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

 +     Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Money Market Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31,2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

STATEMENT OF NET ASSETS

                                                                                                           AUGUST 31, 2001

                                                                            PRINCIPAL
                                                                              AMOUNT                  DATE        VALUE
                                                                              (000)        RATE        OF         (000)
                                                                                $            %       MATURITY       $
                                                                            ---------    -------    ---------    ---------
CORPORATE BONDS AND NOTES - 6.6%
Abbey National Treasury Services PLC                                         50,000      6.720      10/10/01        49,999
Abbey National Treasury Services PLC (a)                                    100,000      3.490      10/25/01        99,991
Barclays Bank PLC (a)                                                        85,000      3.530      01/11/02        84,994
Barclays Bank PLC (a)                                                        50,000      3.530      01/22/02        49,996
BellSouth Telecommunications (a)                                            100,000      3.970      01/04/02       100,000
DaimlerChrysler AG (a)                                                      125,000      3.690      11/08/01       125,000
Key Bank N.A. (a)                                                            48,000      3.620      12/05/01        48,000
US Bancorp (a)                                                               24,000      3.710      12/19/01        24,010
Unilever Capital Corp. (a)                                                   53,000      3.970      09/07/01        53,000
Wal Mart Stores Inc. (a)                                                     75,000      3.480      12/27/01        74,988
                                                                                                                 ---------
TOTAL CORPORATE BONDS AND NOTES (amortized cost $709,978)                                                          709,978
                                                                                                                 ---------
DOMESTIC CERTIFICATES OF DEPOSIT - 4.2%
Branch Banking & Trust Co. (a)                                               35,000      3.935      12/04/01        34,999
Branch Banking & Trust Co. (a)                                               75,000      3.659      07/24/02        75,000
Chase Manhattan USA                                                          75,000      3.680      10/11/01        75,000
Comerica Bank (a)                                                            63,000      3.540      03/25/02        63,000
Comerica Bank (a)                                                            55,000      3.565      06/19/02        54,998
Comerica Bank (a)                                                            50,000      3.535      06/28/02        49,998
First Tennessee Bank NA                                                      50,000      3.610      10/24/01        50,000
Firstar Bank NA                                                              50,000      4.530      10/16/01        50,000
                                                                                                                 ---------
TOTAL DOMESTIC CERTIFICATES OF DEPOSIT (amortized cost $452,995)                                                   452,995
                                                                                                                 ---------
EURODOLLAR CERTIFICATES OF DEPOSIT - 8.6%
Australia and NZ Banking Group Ltd.                                          40,000      4.220      04/25/02        40,003
Bank of Scotland                                                             80,000      3.805      09/04/01        80,000
Bank of Scotland                                                             50,000      3.740      10/05/01        50,002
Bank of Scotland                                                            100,000      3.750      10/05/01       100,000
Bank of Scotland                                                            125,000      3.740      08/12/02       125,000
Bayerische Hypo und Vereinsbank                                              75,000      3.800      09/11/01        75,000
ING Bank NV                                                                 125,000      3.600      09/27/01       124,987
ING Bank NV                                                                  50,000      3.610      10/24/01        50,000
ING Bank NV                                                                  50,000      3.860      12/06/01        50,010
ING Bank NV                                                                  30,000      3.700      08/07/02        30,000

                                       9

                                                                            PRINCIPAL
                                                                              AMOUNT                  DATE          VALUE
                                                                              (000)        RATE        OF           (000)
                                                                                $            %      MATURITY          $
                                                                            ---------    -------    ---------    ---------
National Australia Bank                                                      75,000      6.470      12/04/01        75,002
Rabobank Nederland NV                                                        78,000      4.640      09/28/01        78,000
Rabobank Nederland NV                                                        50,000      4.585      10/19/01        50,000
                                                                                                                 ---------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost $928,004)                                                 928,004
                                                                                                                 ---------
DOMESTIC COMMERCIAL PAPER - 28.0%
ABB Treasury Center USA                                                      47,500      4.520      09/28/01        47,339
Amsterdam Funding Corporation                                               100,000      3.510      10/09/01        99,630
Amsterdam Funding Corporation                                                25,000      3.490      11/09/01        24,833
Asset Securitization Coop. Corp.                                             50,000      3.590      10/05/01        49,830
Asset Securitization Coop. Corp. (a)                                         65,000      3.580      01/04/02        65,000
Asset Securitization Coop. Corp. (a)                                         70,000      3.550      02/14/02        70,000
Bank Of New York Company Inc.                                                60,000      3.700      09/04/01        59,982
Ciesco LP                                                                   125,000      3.620      09/11/01       124,874
Corporate Rec Corp (CRC)                                                     70,000      3.580      10/19/01        69,666
CXC Inc.                                                                     50,000      3.670      09/14/01        49,934
CXC Inc.                                                                     70,000      3.570      10/05/01        69,764
CXC Inc.                                                                     60,000      3.390      11/20/01        59,548
Delaware Funding Corp.                                                      162,923      3.520      09/27/01       162,509
Du Pont                                                                     100,000      3.670      09/27/01        99,735
Edison Asset Securitization LLC                                             100,000      3.720      09/04/01        99,969
Edison Asset Securitization LLC                                              15,000      3.630      09/21/01        14,970
Edison Asset Securitization LLC                                             100,000      3.450      10/26/01        99,473
Falcon Asset Securitization Corp.                                           100,000      3.700      09/06/01        99,949
GE Capital International Funding Inc.                                       100,000      3.600      09/18/01        99,830
GE Capital International Funding Inc.                                        80,000      3.630      10/12/01        79,669
General Electric Capital Corp.                                               75,000      3.560      10/24/01        74,607
General Electric Capital Corp.                                               75,000      3.530      11/01/01        74,551
General Electric Capital Corp.                                               50,000      3.380      11/26/01        49,596

                                       10

                                                                            PRINCIPAL
                                                                              AMOUNT                  DATE         VALUE
                                                                              (000)        RATE        OF          (000)
                                                                                $            %      MATURITY         $
                                                                            ---------    -------    ---------    ---------
General Electric Capital Corp.                                               50,000      3.680      11/30/01        49,540
General Electric Capital Corp.                                               50,000      3.710      12/05/01        49,510
Govco Inc.                                                                   25,000      3.770      09/14/01        24,966
Liberty Street Funding Co.                                                   75,000      3.530      09/26/01        74,816
Liberty Street Funding Co.                                                   30,990      3.530      09/28/01        30,908
Merck & Co.                                                                 125,000      3.650      09/11/01       124,873
Park Avenue Receivables Corp.                                               100,168      3.530      09/25/01        99,932
Preferred Receivables Funding Corp.                                         100,085      3.700      09/05/01       100,044
Preferred Receivables Funding Corp.                                          75,000      3.630      09/18/01        74,871
Preferred Receivables Funding Corp.                                          52,035      3.520      10/09/01        51,842
Receivables Capital Corp.                                                    50,000      3.500      10/12/01        49,801
Sheffield Receivables Corp.                                                  64,000      3.590      09/17/01        63,898
Sheffield Receivables Corp.                                                 100,000      3.520      09/25/01        99,765
Superior Funding Capital                                                     61,288      3.530      09/28/01        61,126
Thames Asset Global Securitization                                           43,555      3.600      10/09/01        43,389
Thunder Bay Funding Inc.                                                     40,095      3.740      09/05/01        40,078
Variable Funding Capital (a)                                                 40,000      3.570      11/21/01        40,000
Windmill Funding Corp.                                                       50,000      3.760      09/12/01        49,943
Windmill Funding Corp.                                                       25,000      3.630      09/19/01        24,955
Windmill Funding Corp.                                                       25,000      3.520      10/09/01        24,907
                                                                                                                 ---------
TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $2,924,422)                                                      2,924,422
                                                                                                                 ---------
FOREIGN COMMERCIAL PAPER - 2.8%
Commerzbank US Fin.                                                          60,000      3.420      12/03/01        59,470
Den Danske Corp.                                                             75,000      3.570      12/21/01        74,174
Diageo PLC                                                                   60,000      3.460      05/06/02        58,576
UBS AG                                                                      110,000      3.700      09/04/01       109,966
                                                                                                                 ---------
TOTAL FOREIGN COMMERCIAL PAPER (amortized cost $302,186)                                                           302,186
                                                                                                                 ---------
FOREIGN TIME DEPOSITS - 0.9%
ING Bank NV                                                                 100,000      3.770      09/04/01       100,000
                                                                                                                 ---------
TOTAL FOREIGN TIME DEPOSITS (amortized cost $100,000)                                                              100,000
                                                                                                                 ---------
UNITED STATES GOVERNMENT AGENCIES - 12.7%
Federal Home Loan Bank (a)                                                  100,000      3.570      10/12/01        99,992
Federal Home Loan Bank (a)                                                   50,000      3.590      02/01/02        49,996

                                       11

                                                                            PRINCIPAL
                                                                              AMOUNT                 DATE         VALUE
                                                                              (000)       RATE        OF          (000)
                                                                                $          %        MATURITY        $
                                                                            ---------    -------    ---------    ---------
Federal Home Loan Bank (a)                                                  100,000      3.580      03/05/02       100,000
Federal Home Loan Bank (a)                                                  100,000      3.440      03/06/03        99,922
Federal Home Loan Mortgage Corp.                                            100,000      3.670      12/06/01        99,021
Federal Home Loan Mortgage Corp. Discount Note                               25,000      3.640      09/13/01        24,970
Federal Home Loan Mortgage Corp. Discount Note                              100,000      3.640      09/14/01        99,869
Federal Home Loan Mortgage Corp. Discount Note                              100,000      3.580      10/11/01        99,602
Federal Home Loan Mortgage Corp. Discount Note                              100,000      3.520      10/25/01        99,472
Federal Home Loan Mortgage Corp. Discount Note                              200,000      3.535      10/25/01       198,940
Federal Home Loan Mortgage Corp. Discount Note                               30,000      3.530      11/01/01        29,821
Federal Home Loan Mortgage Corp. Discount Note                               40,000      3.365      02/28/02        39,327
Federal National Mortgage Association                                        50,224      3.670      11/15/01        49,840
Federal National Mortgage Association                                        50,000      3.670      11/29/01        49,546
Federal National Mortgage Association Discount Note                          48,028      3.860      11/01/01        47,714
Federal National Mortgage Association Discount Note                          74,440      3.635      12/06/01        73,718
Federal National Mortgage Association Discount Note                         100,000      3.640      12/13/01        98,959
                                                                                                                 ---------
TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $1,360,709)                                              1,360,709
                                                                                                                 ---------
YANKEE CERTIFICATES OF DEPOSIT - 19.7%
ABN AMRO Bank NV                                                             50,000      4.350      06/03/02        49,996
Bank of Nova Scotia                                                         100,000      3.770      09/28/01       100,000
Bank of Nova Scotia                                                          35,000      3.730      08/12/02        34,995
Barclays Bank PLC (a)                                                       100,000      3.570      12/11/01        99,989
Barclays Bank PLC (a)                                                        50,000      3.495      03/12/02        49,991
Canadian Imperial Bank (a)                                                  100,000      3.520      02/27/02        99,993
Canadian Imperial Bank (a)                                                   75,000      4.015      03/01/02        74,996
Canadian Imperial Bank                                                      100,000      4.300      05/01/02        99,993
Canadian Imperial Bank                                                      100,000      4.310      05/07/02       100,124
Commerzbank AG                                                              100,000      3.440      11/30/01       100,000
Deutsche Bank AG (a)                                                         30,000      3.590      09/24/01        29,999
Deutsche Bank AG                                                             40,000      4.050      05/13/02        39,997
Dexia Bank NY Branch                                                        100,000      5.380      01/16/02        99,993
Dexia Bank NY Branch                                                         50,000      4.195      05/17/02        49,996
Dresdner Bank AG                                                            100,000      3.600      09/27/01        99,990
Dresdner Bank AG                                                             75,000      3.820      11/30/01        75,007
National Westminster Bank PLC                                               100,000      5.370      01/16/02        99,993
National Westminster Bank PLC                                                60,000      4.185      05/15/02        59,996
National Westminster Bank PLC                                                25,000      4.360      06/03/02        24,998
Norddeutsche Landesbank                                                      75,000      3.735      08/06/02        74,990

                                       12

                                                                            PRINCIPAL
                                                                              AMOUNT                 DATE         VALUE
                                                                              (000)      RATE         OF          (000)
                                                                                $          %        MATURITY        $
                                                                            ---------    -------    ---------    ---------
Norddeutsche Landesbank                                                      50,000      3.630      08/19/02        49,991
Rabobank Nederland NV                                                        25,000      6.630      11/02/01        24,999
Royal Bank of Canada                                                         50,000      4.315      05/01/02        49,997
Royal Bank of Canada                                                         40,000      4.210      06/14/02        39,997
Svenska Handelsbanken                                                        80,000      3.880      07/23/02        79,986
Svenska Handelsbanken                                                       100,000      4.070      07/30/02        99,974
Svenska Handelsbanken                                                        55,000      3.735      08/06/02        54,993
UBS AG Stamford Branche                                                      50,000      4.525      10/15/01        50,000
UBS AG Stamford Branche                                                     100,000      5.200      02/20/02        99,991
UBS AG Stamford Branche                                                      50,000      4.090      05/14/02        49,997
Westpac Banking Corp. (a)                                                    20,000      3.860      09/13/01        20,000
Westpac Banking Corp.                                                        25,000      4.090      05/14/02        24,998
                                                                                                                 ---------
TOTAL YANKEE CERTIFICATES OF DEPOSIT (amortized cost $2,109,959)                                                 2,109,959
                                                                                                                 ---------
TOTAL INVESTMENTS - 82.8% (amortized cost $8,888,253)                                                            8,888,253
                                                                                                                 ---------

REPURCHASE AGREEMENTS - 18.0%
    Agreement with Credit Suisse First Boston and Chase Bank (Tri-party) of
     $175,336 acquired August 31, 2001 at 3.750% to be repurchased at
     $175,409 on September 4, 2001, collateralized by:
         $157,988 various US Government Agency Notes, valued at $178,843                                           175,336

    Agreement with Deutsche Bank and Bank of New York (Tri-party) of
     $1,000,000 acquired August 31, 2001 at 3.690% to be repurchased at
     $1,000,410 on September 4, 2001 and $275,000 acquired August 31, 2001 at 3.720% to be repurchased at $275,114 on September 4, 2001, collateralized by:
         $1,302,462 various US Government Agency Notes, valued at $1,300,505                                     1,275,000

    Agreement with Lehman Brothers, Inc. and Chase Bank (Tri-party) of
     $225,000 acquired August 31, 2001 at 3.700% to be repurchased at
     $225,093 on September 4, 2001, collateralized by:
         $217,700 various US Government Agency Notes, valued at $229,445                                           225,000

    Agreement with UBS Warburg LLC and Chase Bank (Tri-party) of $250,000 acquired August 31, 2001 at 3.750% to be repurchased at $250,104 on
     September 4, 2001, collateralized by:
         $247,643 various US Government Agency Notes, valued at $255,003                                           250,000
                                                                                                                 ---------

                                     13


                                                                                                                  VALUE
                                                                                                                  (000)
                                                                                                                    $
                                                                                                                ----------
TOTAL REPURCHASE AGREEMENTS (identified cost $1,925,336)                                                         1,925,336
                                                                                                                ----------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.8% (cost $10,813,589)(b)                                      10,813,589

OTHER ASSETS AND LIABILITIES, NET - (0.8%)                                                                        (89,182)
                                                                                                                ----------
                                                                                                                10,724,407
                                                                                                                ==========

NET ASSETS - 100.0%

(a) Adjustable or floating rate security.
(b) The identified cost for Federal income tax purpose is the same as shown above.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                             AUGUST 31, 2001
ASSETS
Investments at amortized cost which approximates market                                                    $     8,888,253
Repurchase agreements (identified cost $1,925,336)                                                               1,925,336
Interest receivable                                                                                                 46,956
Prepaid expenses                                                                                                       138
                                                                                                           ---------------
     Total assets                                                                                               10,860,683

LIABILITIES
Payables:
   Investments purchased                                                            $     99,923
   Accrued fees to affiliates                                                              3,466
   Other accrued expenses                                                                    341
   Dividends                                                                              32,546
                                                                                    ------------

     Total liabilities                                                                                             136,276
                                                                                                           ---------------

NET ASSETS                                                                                                 $    10,724,407
                                                                                                           ===============
NET ASSETS CONSIST OF:
Shares of beneficial interest                                                                              $        10,724
Additional paid-in capital                                                                                      10,713,683
                                                                                                           ---------------

NET ASSETS                                                                                                 $    10,724,407
                                                                                                           ===============

NET ASSET VALUE, offering and redemption price per share:
     ($10,724,407,243 divided by 10,724,407,348 shares of $.001 par value shares
       of beneficial interest outstanding)                                                                 $         1.00
                                                                                                           ===============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Amounts in thousands                                                             FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
Interest                                                                                                   $       584,697

EXPENSES
     Advisory fees                                                                   $     26,461
     Administrative fees                                                                    3,308
     Custodian fees                                                                         1,702
     Distribution fees                                                                      3,218
     Transfer agent fees                                                                      427
     Professional fees                                                                         99
     Registration fees                                                                        549
     Shareholder servicing fees                                                             4,293
     Trustees' fees                                                                           141
     Miscellaneous                                                                            191
                                                                                     ------------

     Expenses before reductions                                                            40,389
     Expense reductions                                                                      (17)
                                                                                     ------------

Expenses, net                                                                                                       40,372
                                                                                                           ---------------

Net investment income                                                                                              544,325
                                                                                                           ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                                 $       544,325
                                                                                                           ===============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                              FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                      2001                    2000
                                                 ------------           ---------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income                         $    544,325           $       496,600
   Net realized gain (loss)                                --                       259
                                                 ------------           ---------------

     Net increase in net assets from operations       544,325                   496,859
                                                 ------------           ---------------

DISTRIBUTIONS
   From net investment income                        (544,325)                 (496,600)
                                                 ------------           ---------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from       2,168,163               (1,528,298)
   share transactions                            ------------           ---------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS         2,168,163               (1,528,039)

NET ASSETS
   Beginning of period                              8,556,244                10,084,283
                                                 ------------           ---------------

   End of period                                 $ 10,724,407           $     8,556,244
                                                 ============           ===============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                               FISCAL YEARS ENDED AUGUST 31,
                                                    ----------------------------------------------------------------------
                                                       2001           2000           1999           1998           1997
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $   1.0000     $   1.0000     $  1.0000      $   1.0000     $   1.0000
                                                    ----------     ----------     ----------     ----------     ----------
INCOME FROM OPERATIONS
   Net investment income                                 .0518          .0562          .0476          .0528          .0516
                                                    ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS
   From net investment income                           (.0518)        (.0562)        (.0476)        (.0528)        (.0516)
                                                    ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                      $   1.0000     $   1.0000     $   1.0000     $   1.0000     $   1.0000
                                                    ==========     ==========     ==========     ==========     ==========

TOTAL RETURN (%)                                          5.31           5.78           4.86           5.41           5.28


RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)         10,724,407      8,556,244     10,084,283    5,477,326         4,278,165

Ratios to average net assets (%):
     Operating expenses                                    .38            .39            .40            .41            .39
     Net investment income                                5.14           5.62           4.74           5.28           5.17

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund made the following reclassification among certain of its capital accounts without impacting its net asset value:

   Accumulated Net Realized Gain (Loss)        (7,585)
   Additional Paid-In Capital                   7,585

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $348,143,244,868 and $349,163,154,000, respectively.

   For the year ended August 31, 2001, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements, aggregated to $2,506,126,364 and $1,365,514,000, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $16,688 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $2,645,969, $605,115, 531,281 and $127,386 by State Street, Capital Markets, Fiduciary Investors Services and CitiStreet. The Funds did not incur any expenses from High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

   Advisory fees                              $       2,292,700
   Administration fees                                  266,857
   Custodian fees                                       184,337
   Distribution fees                                    289,560
   Shareholder servicing fees                           120,589
   Transfer agent fees                                  306,437
   Trustees' fees                                         5,673
                                              -----------------
                                              $       3,466,153
                                              =================

5. FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                               (AMOUNTS IN THOUSANDS)
                                            FISCAL YEARS ENDED AUGUST 31,
                                      ---------------------------------------
                                                2001               2000
                                      -----------------      ----------------
   Proceeds from shares sold          $     152,934,827      $    142,514,809
   Proceeds from reinvestment of
   distributions                                474,400               436,772
   Payments for shares redeemed            (151,241,064)         (144,479,879)
                                      -----------------      ----------------
   Total net increase (decrease)      $       2,168,163      $     (1,528,298)
                                      =================      ================

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Interest Income on the Statement of Operations includes $15,899 received under the Interfund Lending Program for the year ended August 31, 2001.

SSgA MONEY MARKET FUND
One International Place,
27th Floor Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                             DISCIPLINED EQUITY FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                             DISCIPLINED EQUITY FUND
                        (FORMERLY "MATRIX EQUITY FUND")

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     16

   Notes to Financial Statements                            17

   Tax Information                                          23

   Fund Management and Service Providers                    24

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA DISCIPLINED EQUITY FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Disciplined Equity Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                          /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                             Gustaff V. Fish, Jr.
State Street Global Advisors                   SSgA Funds Management, Inc.
Chairman and Chief Executive Officer           President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Douglas T. Holmes, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Disciplined Equity Fund. He specializes in portfolio construction, risk control, and implementation of enhanced equity portfolios. Mr. Holmes is the co-inventor of SPDRs and continues to be involved in all related products discussed or created by the firm. Prior to joining State Street in 1984, Mr. Holmes was a partner at Lovett, Ward & Bertelsen. Before this, he was affiliated with Batterymarch Financial Management and was a member of the New Product Committee of the American Stock Exchange. Mr. Holmes has been working in the investment management industry since 1980, and has a BS in Mathematics from Northeastern University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide total returns that exceed the S&P 500(R)Index over the long term within a risk controlled framework.

INVESTS IN: Large capitalization US equity securities.

STRATEGY: Equity securities will be selected for the Fund on the basis of a proprietary, systematic investment process. The Fund management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500(R) Index based upon a multi-factor return forecasting model, coupled with risk-controlled, benchmark oriented portfolio construction. This structured and disciplined approach seeks to provide long-term total returns in excess of the S&P 500(R) Index over time.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

      DATES              DISCIPLINED               S&P
                            EQUITY                500(R)
                             FUND                INDEX**
         *                 $10,000               $10,000
      1992                  $9,780               $10,093
      1993                 $12,152               $11,628
      1994                 $12,687               $12,264
      1995                 $15,074               $14,895
      1996                 $17,285               $17,684
      1997                 $24,675               $24,873
      1998                 $25,192               $26,886
      1999                 $33,463               $37,591
      2000                 $38,212               $43,726
      2001                 $27,993               $33,062
Total                     $226,513              $242,702

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA Disciplined Equity Fund lost 26.74%, as compared to the S&P 500(R) Index which fell 24.39%. In June 2001, the Fund's investment management strategy was enhanced, resulting in a focused benchmark-oriented approach with tighter risk controls intended to reduce large deviations from the benchmark. From June 2001 until fiscal year-end, the Fund is ahead of the S&P 500(R) Index by 1.0%, returning -8.4% and -9.4% respectively.

The Manager found the electronic equipment industry to be unfavorable based on declining technology budgets, which led to many earnings downgrades. Over the same period, free cash flow was sparse as well, and as a result, even as prices of these stocks fell, the valuations remained high. The Manager's underweight allocation to electronic equipment issues benefited Fund performance during the period, with benchmark-relative underweights in Lucent Technologies, Nortel Networks, and Corning.

SSgA DISCIPLINED EQUITY FUND

   Period Ended                Growth of      Total
     08/31/01                   $10,000       Return
   -------------             -----------     --------
1 Year                       $     7,326     (26.74)%
5 Years                      $    16,195      10.12%+
Inception                    $    27,993      11.66%+

STANDARD & POOR'S(R)
   500 COMPOSITE STOCK PRICE INDEX

   Period Ended                Growth of      Total
     08/31/01                   $10,000       Return
   -------------             -----------     --------
1 Year                       $    7,561      (24.39)%
5 Years                      $   18,695       13.33%+
Inception                    $   33,062       13.67%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The Manager did well in thrifts, overweighting in Dime Bancorp, Washington Mutual, Green Point Financial, and Golden State Bancorp, all of which were up 50% over the last fiscal year, aiding Fund performance.

The Fund trailed the benchmark's performance due to poor stock selection in the Computer Software, Computer Hardware, and specialty Retail sectors. Within the Computer Software industry, the Fund was overweighted in Oracle, Adobe System, and Siebel Systems. The Fund's allocation to the Computer Hardware sector included overweights to Cisco, Sun Microsystems, and Apple Computer. Within the specialty Retail sector, Fund portfolio underweighting of Home Depot and Lowe's Companies hurt returns, as housing construction remained strong throughout the year.

MARKET AND PORTFOLIO HIGHLIGHTS
For the twelve months ended August 31, 2001, the US equity market, as measured by the S&P 500(R) Index, lost 24.4%. The market moved steadily higher after reaching its 12-month lows in April 2001. However, valuations in many cases are lower than a year ago as prices have declined for many stocks. The Manager believes remaining cautious may be prudent as earnings estimates, book value, and cash flow have come down as well. After bottoming out in April, prices trended higher through August. For most of the Fund's 12-month fiscal period the Fed cut short-term interest rates in an attempt stimulate the economy as capital spending fell drastically, unemployment continued to rise rapidly, and expectations for growth dampened.

The Fund maintains portfolio characteristics that are consistent with the S&P 500(R) Index. As of August 31, 2001, the Fund was overweighted in the Energy sector, with a 7.5% allocation versus the benchmark exposure of 6.8%, and was underweighted in the Commercial Services sector, with a fiscal year-end weight of 19.2% as compared to 20.3% for the Index.

The Fund's decision making process is quantitative-driven using bottom-up stock selection and industry selection techniques. Evaluations are applied within a risk-controlled framework to construct well-diversified portfolios that closely track the benchmark. The Portfolio is designed to provide core equity exposure and seeks to avoid making any style or market capitalization bets relative to the benchmark.

As part of the Fund's systematic approach, the Manager evaluates all securities within the universe, evaluates each industry within the benchmark, and combines both evaluations to maximize return for the level of risk taken. The stock selection process is designed to uncover undervalued securities with superior growth potential that has been confirmed by the market. The industry selection process uses a combination of bottom-up and top down factors to determine which industries offer attractive value, possess strong growth opportunities, and are favorably positioned in the current economic cycle. This disciplined investment approach rests on a modeling process that evaluates vast amounts of financial and market data, changes in corporate earnings forecasts and analyst recommendations, and changes in the economic cycle. The result is an investment process that seeks to provide positive long-term total returns through a combination of stock and industry selection within a risk-controlled framework.

TOP TEN EQUITY HOLDINGS

(AS A PERCENT OF TOTAL INVESTMENTS)          AUGUST 31, 2001
General Electric Co.                                4.4%
Microsoft Corp.                                     3.2
Exxon Mobil Corp.                                   3.2
Pfizer, Inc.                                        2.5
Citigroup, Inc.                                     2.3
Intel Corp.                                         2.3
Johnson & Johnson                                   2.2
Merck & Co., Inc.                                   1.9
AOL Time Warner, Inc.                               1.9
Coca-Cola Co. (The)                                 1.8

                                ----------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 * The Fund commenced operations on May 4, 1992. Index comparison began May 1, 1992.

** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

 + Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Disciplined Equity Fund (formerly SSgA Matrix Equity Fund)(the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                             /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA DISCIPLINED EQUITY FUND

STATEMENT OF NET ASSETS

                                              AUGUST 31, 2001

                                                       MARKET
                                           NUMBER      VALUE
                                             OF        (000)
                                           SHARES        $
                                          ---------   --------
COMMON STOCKS - 97.9%
CONSUMER DISCRETIONARY - 12.7%
AOL Time Warner, Inc. (a)                  144,650      5,403
Best Buy Co. (a)                            10,400        613
Brunswick Corp.                              3,600         78
Cendant Corp. (a)                           43,600        831
Circuit City Stores - Circuit
City Group                                  34,800        581
Disney (Walt) Co.                           58,700      1,493
Dollar Tree Stores, Inc. (a)                 2,800         66
Entravision Communications Corp.
Class A (New) (a)                           14,600        177
Federated Department Stores, Inc. (a)       57,300      2,081
Ford Motor Co.                             124,250      2,469
Harley-Davidson, Inc.                       15,100        734
Harrah's Entertainment, Inc. (a)            40,900      1,169
Home Depot, Inc. (The)                      43,800      2,013
International Game Technology (a)           31,800      1,702
JC Penney & Co., Inc.                       48,800      1,171
Liz Claiborne, Inc.                          7,000        367
Lowe's Companies., Inc.                     20,800        774
Mattel, Inc.                                35,700        642
May Department Stores Co.                   36,500      1,228
New York Times Co. Class A                  19,800        846
Reebok International, Ltd. (a)              55,900      1,503
Saks, Inc. (a)                              23,600        247
Sears Roebuck & Co.                         58,200      2,488
Venator Group, Inc. (a)                     26,400        474
Viacom, Inc. Class B (a)                    27,600      1,170
Wal-Mart Stores, Inc.                       85,700      4,118
Whirlpool Corp.                             23,000      1,519
                                                      -------
                                                       35,957
                                                      -------

CONSUMER STAPLES - 8.5%
Anheuser-Busch Cos., Inc.                   17,000        732
Campbell Soup Co.                           28,400        801
Clorox Co. (The)                             3,000        112
Coca-Cola Co. (The)                        105,400      5,130
Colgate-Palmolive Co.                       23,800      1,289
CVS Corp.                                    7,000        253
Pepsi Bottling Group, Inc. (The)            44,000      1,943
PepsiCo, Inc.                               63,300      2,975
Philip Morris Cos., Inc.                    98,300      4,659
Procter & Gamble Co.                        51,300      3,804
R.J. Reynolds Tobacco Holdings, Inc.         6,500        375
Tyson Foods, Inc. Class A                  143,700      1,516
UST, Inc.                                    6,300        208
Whole Foods Market, Inc.                    12,300        433
                                                      -------
                                                       24,230
                                                      -------

ENERGY - 8.4%
Amerada Hess Corp.                          14,300      1,111
Ashland, Inc.                               26,300      1,115
Chevron Corp.                               19,500      1,770
Exxon Mobil Corp.                          223,316      8,966
Kerr-McGee Corp.                            23,900      1,396
Newfield Exploration Co. (a)                 3,900        129
Occidental Petroleum Corp.                  41,000      1,128
Royal Dutch Petroleum Co.                   55,000      3,115
Sempra Energy                                4,500        122
Texaco, Inc.                                23,000      1,602
Tosco Corp.                                 16,800        780
Ultramar Diamond Shamrock Corp.             31,900      1,647
USX-Marathon Group                          25,700        810
                                                      -------
                                                       23,691
                                                      -------

FINANCIALS - 16.4%
AFLAC, Inc.                                 40,000      1,101
American Express Co.                        25,400        925
American International Group, Inc.          62,525      4,889
Bank of America Corp.                       40,200      2,472
Bear Stearns Cos., Inc. (The)                9,500        496
Citigroup, Inc.                            142,466      6,518
Comerica, Inc.                              42,200      2,521
Dime Bancorp, Inc.                          20,200        780
Equity Office Properties Trust (b)          10,400        334
Federal National Mortgage Association       52,100      3,971
First Union Corp.                           18,600        640

                                        9

                                                       MARKET
                                           NUMBER      VALUE
                                             OF        (000)
                                           SHARES        $
                                          ---------   --------
FleetBoston Financial Corp.                 49,400      1,819
Freddie Mac                                 50,300      3,163
Golden State Bancorp, Inc.                  22,500        675
Greenpoint Financial Corp.                  42,800      1,691
Household International, Inc.               22,200      1,312
J.P. Morgan Chase & Co.                     27,700      1,091
Merrill Lynch & Co., Inc.                    7,100        366
MGIC Investment Corp.                       19,500      1,363
Morgan Stanley Dean Witter & Co.             6,300        336
Old Republic International Corp.             9,200        247
PMI Group, Inc. (The)                       11,900        776
Progressive Corp.                           17,900      2,314
Protective Life Corp.                       49,200      1,468
Schwab (Charles) Corp.                      33,400        416
Stilwell Financial, Inc.                    10,000        286
T. Rowe Price Group, Inc.                    3,200        120
U.S. Bancorp                                70,400      1,706
Washington Mutual, Inc.                     77,100      2,888
                                                      -------
                                                       46,684
                                                      -------

HEALTH CARE - 13.7%
Abbott Laboratories                         11,800        586
Amgen, Inc. (a)                             16,300      1,048
Andrx Group (a)                              3,900        274
Barr Laboratories, Inc. (a)                  4,700        394
Bristol-Myers Squibb Co.                    54,000      3,032
Chiron Corp. (a)                             7,600        354
Genzyme Corp. (a)                           28,700      1,626
ICN Pharmaceuticals, Inc.                   24,700        727
Immunex Corp. (a)                            5,100         89
Johnson & Johnson                          118,830      6,264
Lilly (Eli) & Co.                           32,600      2,531
Medtronic, Inc.                             29,100      1,325
Merck & Co., Inc.                           83,800      5,455
Pfizer, Inc.                               186,175      7,132
Schering-Plough Corp.                       55,500      2,116
St. Jude Medical, Inc. (a)                  29,800      2,050
Tenet Healthcare Corp.                      44,600      2,472
Wellpoint Health Networks, Inc. (a)         11,600      1,235
Zimmer Holdings, Inc. (a)                    5,400        147
                                                      -------
                                                       38,857
                                                      -------

INDUSTRIALS - 9.0%
American Power Conversion Corp. (a)          9,300        129
Boeing Co. (The)                            53,000      2,714
Burlington Northern Santa Fe Corp.          50,000      1,356
Dover Corp.                                 44,000      1,580
Emerson Electric Co.                        15,000        804
General Electric Co.                       305,000     12,498
Navistar International Corp. (a)            25,100        860
Northwest Airlines Corp. Class A (a)        28,300        597
Novellus Systems, Inc. (a)                   7,800        346
Tyco International, Ltd.                    87,700      4,556
                                                      -------
                                                       25,440
                                                      -------

INFORMATION TECHNOLOGY - 19.7%
Advanced Micro Devices, Inc. (a)            11,500        156
Apple Computer, Inc. (a)                    22,900        425
Applied Materials, Inc. (a)                 30,400      1,310
Automatic Data Processing, Inc.             45,900      2,376
Broadcom Corp. Class A (a)                   4,800        154
CheckFree Corp. (a)                          1,500         33
Cisco Systems, Inc. (a)                    205,100      3,349
Citrix Systems, Inc. (a)                     5,900        194
CMGI, Inc. (a)                               8,700         15
Computer Associates International, Inc.     33,100      1,028
Dell Computer Corp. (a)                     35,700        763
DoubleClick, Inc. (a)                       16,500        132
EarthLink, Inc. (a)                          4,100         55
eBay, Inc. (a)                               2,000        112
Electronic Data Systems Corp.               14,700        867
EMC Corp. (a)                               28,300        438
First Data Corp.                            43,100      2,838
Foundry Networks, Inc. (a)                  29,500        323
General Dynamics Corp.                      33,800      2,669
Hewlett-Packard Co.                         36,700        852

                                       10

                                                       MARKET
                                           NUMBER      VALUE
                                             OF        (000)
                                           SHARES        $
                                          ---------   --------
Intel Corp.                                229,900      6,428
International Business Machines Corp.       41,600      4,160
International Rectifier Corp. (a)            7,500        277
KLA Tencor Corporation (a)                   8,800        432
L-3 Communications Holdings, Inc. (a)        8,300        557
Lam Research Corp. (a)                       3,200         91
Lexmark International Group, Inc.
Class A (a)                                  2,400        125
Linear Technology Corp.                     15,800        649
LSI Logic Corp. (a)                         13,800        279
Lucent Technologies, Inc.                   35,500        242
Microchip Technology, Inc. (a)               2,200         79
Micron Technology, Inc. (a)                 25,600        963
Microsoft Corp. (a)                        158,600      9,048
Motorola, Inc.                              25,000        435
National Semiconductor Corp. (a)             9,000        297
Nextel Partners, Inc. (a)                   16,900        173
Nortel Networks Corp.                       49,500        310
Oracle Corp. (a)                           175,400      2,142
QUALCOMM, Inc. (a)                          22,700      1,336
Rational Software Corp. (a)                 19,000        273
RealNetworks, Inc. (a)                      15,200        110
Siebel Systems, Inc. (a)                     2,200         48
Storage Technology Corp. (a)                18,700        267
Sun Microsystems, Inc. (a)                  68,000        779
Symantec Corp. (a)                           1,400         60
Texas Instruments, Inc.                     37,700      1,248
United Technologies Corp.                   33,000      2,257
Veritas Software Corp. (a)                   6,200        178
Verizon Communications, Inc.                86,600      4,330
Xerox Corp.                                 12,800        118
Yahoo!, Inc. (a)                            21,700        258
                                                      -------
                                                       56,038
                                                      -------

MATERIALS - 2.2%
Eastman Chemical Co.                        29,900      1,160
Freeport-McMoRan Copper &
Gold, Inc. Class B (a)                       7,300         90
Georgia-Pacific Group                       49,200      1,798
Mead Corp.                                  29,400        977
Newmont Mining Corp.                        22,200        460
Nucor Corp.                                  1,900         92
Sealed Air Corp. (a)                         5,800        233
Smurfit-Stone Container Corp. (a)           89,900      1,552
                                                      -------
                                                        6,362
                                                      -------

TELECOMMUNICATION SERVICES - 4.9%
AT&T Corp.                                 123,700      2,355
AT&T Wireless Services, Inc. New (a)        39,806        617
BellSouth Corp.                             94,000      3,506
SBC Communications, Inc.                   115,118      4,709
Sprint Corp. (PCS Group) (a)                17,400        435
TeleCorp PCS, Inc. Class A (a)              33,500        452
United States Cellular Corp. (a)            19,300        999
WorldCom, Inc. - WorldCom
Group (a)                                   61,500        791
                                                      -------
                                                       13,864
                                                      -------

UTILITIES - 2.4%
Advanced Fibre Communications (a)           18,800        456
Allegheny Energy, Inc.                      47,500      2,095
American Electric Power Co., Inc.           12,000        549
Calpine Corp. (a)                            9,700        320
Duke Energy Corp.                           19,800        778
Dynegy, Inc. Class A                        11,400        481
Edison International                         6,200         84
Enron Corp.                                  7,100        248
GPU, Inc.                                    2,500         95
Northeast Utilities                         15,000        293
PG&E Corp.                                   8,800        144
PPL Corp.                                    4,500        195
Progress Energy, Inc.                       12,000        500
Public Service Enterprise Group, Inc.        5,900        273
Reliant Energy, Inc.                         7,100        213
                                                      -------
                                                        6,724
                                                      -------

TOTAL COMMON STOCKS
(cost $307,217)                                       277,847
                                                      -------

                                       11

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                          ---------   --------
SHORT-TERM INVESTMENTS - 2.1%
AIM Short-Term Investment Prime
Portfolio Class A                            4,455      4,455
Federated Investors Prime Cash
Obligation Fund                              1,451      1,451
                                                      -------

TOTAL SHORT-TERM INVESTMENTS
(cost $5,906)                                           5,906
                                                      -------

TOTAL INVESTMENTS - 100.0%
(identified cost $313,123)                            283,753

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                 71
                                                      -------

NET ASSETS - 100.0%                                   283,824
                                                      =======

(a) Nonincome-producing security.
(b) Real Estate Investment Trust (REIT).

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                  AUGUST 31, 2001
ASSETS
Investments at market (including securities on loan of $4,900),
(identified cost $313,123)                                                         $    283,753
Receivables:
  Dividends                                                                                 423
  Fund shares sold                                                                           19
Prepaid expenses                                                                             48
Short-term investments held as collateral for
securities loaned, at market                                                              5,080
                                                                                   ------------

      Total assets                                                                      289,323

LIABILITIES
Payables:
  Fund shares redeemed                                            $          2
  Accrued fees to affiliates                                               372
  Other accrued expenses                                                    45
Payable upon return of securities loaned, at market                      5,080
                                                                  ------------

      Total liabilities                                                                   5,499
                                                                                   ------------

NET ASSETS                                                                         $    283,824
                                                                                   ============

NET ASSETS CONSIST OF:
Undistributed net investment income                                                $        188
Accumulated net realized gain (loss)                                                    (59,216)
Unrealized appreciation (depreciation) on investments                                   (29,370)
Shares of beneficial interest                                                                32
Additional paid-in capital                                                              372,190
                                                                                   ------------

NET ASSETS                                                                         $    283,824
                                                                                   ============

NET ASSET VALUE, offering and redemption price per share:
  ($283,823,544 divided by 32,145,769 shares of $.001 par value
     shares of beneficial interest outstanding)                                    $       8.83
                                                                                   ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                  FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Dividends.                                                                       $      3,977
  Securities Lending Income                                                                  41
  Interest                                                                                   20
                                                                                   ------------

     Total investment income                                                              4,038

EXPENSES
  Advisory fees                                                   $      2,413
  Administrative fees                                                      139
  Custodian fees                                                            74
  Distribution fees                                                        171
  Transfer agent fees                                                       51
  Professional fees                                                         24
  Registration fees                                                         49
  Shareholder servicing fees                                               336
  Trustees' fees                                                            12
  Miscellaneous                                                             20
                                                                  ------------

  Expenses before reductions                                             3,289
  Expense reductions                                                      (373)
                                                                  ------------

     Expenses, net                                                                        2,916
                                                                                   ------------

Net investment income                                                                     1,122
                                                                                   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                          (48,531)
  Futures contracts                                                       (890)         (49,421)
                                                                  ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                          (60,139)
  Futures contracts                                                       (140)         (60,279)
                                                                  ------------     ------------

Net realized and unrealized gain (loss)                                                (109,700)
                                                                                   ------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                              $   (108,578)
                                                                                   ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                      FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2001             2000
                                                                  ------------     ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                           $      1,122     $      1,421
  Net realized gain (loss)                                             (49,421)         105,971
  Net change in unrealized appreciation (depreciation)                 (60,279)         (39,006)
                                                                  ------------     ------------

    Net increase (decrease) in net assets from operations             (108,578)          68,386
                                                                  ------------     ------------

DISTRIBUTIONS
  From net investment income                                            (1,082)          (1,950)
  From net realized gain                                              (106,016)         (80,236)
                                                                  ------------     ------------

    Net decrease in net assets from distributions                     (107,098)         (82,186)
                                                                  ------------     ------------

SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions         80,949         (124,678)
                                                                  ------------     ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           (134,727)        (138,478)

NET ASSETS
  Beginning of period                                                  418,551          557,029
                                                                  ------------     ------------
  End of period (including undistributed net investment income of
    $188 and $161, respectively)                                  $    283,824 $        418,551
                                                                  ============     ============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           FISCAL YEARS ENDED AUGUST 31,
                                           ---------------------------------------------------------------
                                               2001        2000       1999            1998        1997
                                           -----------  ----------  -----------   -----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD       $     17.01  $    17.51  $     15.68   $     18.41  $     14.13
                                           -----------  ----------  -----------   -----------  -----------

INCOME FROM OPERATIONS
  Net investment income (a)                        .04         .05          .09           .17          .21
  Net realized and unrealized gain (loss)        (3.76)       1.96         4.42           .29         5.43
                                           -----------  ----------  -----------   -----------  -----------

    Total income from operations                 (3.72)       2.01         4.51           .46         5.64
                                           -----------  ----------  -----------   -----------  -----------

DISTRIBUTIONS
  From net investment income                      (.04)       (.06)        (.10)         (.19)        (.22)
  From net realized gain                         (4.42)      (2.45)       (2.58)        (3.00)       (1.14)
                                           -----------  ----------  -----------   -----------  -----------

    Total distributions                          (4.46)      (2.51)       (2.68)        (3.19)       (1.36)
                                           -----------  ----------  -----------   -----------  -----------

NET ASSET VALUE, END OF PERIOD             $      8.83  $    17.01   $    17.51   $     15.68  $     18.41
                                           ===========  ==========  ===========   ===========  ===========

TOTAL RETURN (%)                                (26.74)      14.19        32.83          2.09        42.75

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)     283,824     418,551      557,029       445,077      429,397

  Ratios to average net assets (%):
    Operating expenses, net (b)                    .91         .91          .78           .69          .58
    Operating expenses, gross (b)                 1.02         .96          .94           .97          .96
    Net investment income                          .35         .28          .52           .97         1.33

  Portfolio turnover rate (%)                   124.98      149.82       130.98        133.63       117.27

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Disciplined Equity Fund (formerly SSgA Matrix Equity Fund)(the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $1,807,249, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $48,981,076 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

          FEDERAL TAX    UNREALIZED       UNREALIZED     NET UNREALIZED
            COST        APPRECIATION    (DEPRECIATION)   APPRECIATION
                                                         (DEPRECIATION)
        -------------   ------------    --------------  --------------
        $ 321,550,337   $ 14,800,026    $ (52,597,443)  $ (37,797,417)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the individual Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives.

   Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $398,387,233 and $421,505,704, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $4,900,175 and $5,079,568, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. Effective June 1, 2001, the Adviser has voluntarily agreed to waive .50% of its .75% Advisory fee.

   The total amount of the waiver is $368,984 for the period June 1, 2001 to August 31, 2001. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State
   Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $4,171 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $75,741, $1,156 and

   $139,970 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31,2001.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $66,280 for the year ended August 31,2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

   Advisory fees                        $    123,679
   Administration fees                        16,164
   Custodian fees                              2,832
   Distribution fees                          77,640
   Shareholder servicing fees                141,627
   Transfer agent fees                         7,144
   Trustees' fees                              2,841
                                        -------------
                                        $    371,927
                                        =============

   BENEFICIAL INTEREST: As of August 31,2001, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 20% and 15%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                               FISCAL YEARS ENDED AUGUST 31,
                                      --------------------------------------------
                                              2001                2000
                                      --------------------    --------------------
                                       SHARES      DOLLARS    SHARES      DOLLARS
                                      -------     --------    -------    ---------
   Proceeds from shares sold           10,410      103,091      5,694    $  92,941
   Proceeds from reinvestment of
   distributions                        9,667      105,346      5,377       78,260
   Payments for shares redeemed       (12,544)    (127,488)   (18,266)    (295,879)
                                      -------     --------    -------    ---------

   Total net increase (decrease)        7,533      $80,949     (7,195)   $(124,678)
                                      =======     ========    =======    =========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expenses on the Statement of Operations include $2,717 of interest expense paid under the interfund lending program.

7. DIVIDENDS
   On September 4, 2001, the Board of Trustees declared a dividend of $.0144 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

The Fund paid distributions of $72,112,319 from net long-term capital gains during its taxable year ended August 31,2001.

Please consult a tax advisor for questions about federal or state income tax laws.

SSgA DISCIPLINED EQUITY FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                             PRIME MONEY MARKET FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                             PRIME MONEY MARKET FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     17

   Notes to Financial Statements                            18

   Fund Management and Service Providers                    22

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA PRIME MONEY MARKET FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an over-view of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Prime Money Market Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                           /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                              Gustaff V. Fish, Jr.
State Street Global Advisors                    SSgA Funds Management, Inc.
Chairman and Chief Executive Officer            President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA Prime Money Market Fund since January 1998. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: High quality money market instruments including certificates of deposit, time deposits, bankers acceptances, commercial paper, corporate medium-term notes, US Government Treasury and Agency notes, and repurchase agreements.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                  PRIME        SALOMON
                  MONEY      BROTHERS 3-
                  MARKET     MONTH T-BILL
     DATES         FUND         INDEX
         *       $10,000       $10,000
      1994       $10,203       $10,200
      1995       $10,797       $10,769
      1996       $11,402       $11,344
      1997       $12,031       $11,940
      1998       $12,709       $12,564
      1999       $13,355       $13,148
      2000       $14,156       $13,872
      2001       $14,931       $14,601
Total           $109,584      $108,438

PERFORMANCE REVIEW
The Fund had a total return of 5.48% for the fiscal year ended August 31, 2001. This compares favorably to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.26% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

MARKET AND PORTFOLIO HIGHLIGHTS
The Fund's fiscal year began with the Federal Reserve opting to leave rates unchanged, while maintaining a tightening bias for the future. The possibility of heightened inflation due to unsustainable economic growth was the primary economic concern. As the year progressed, it became evident that the economy was slowing at a pace that was faster than anticipated. While it seemed that the Federal Reserve had achieved its goal of slowing growth via higher interest rates, other uncertainties, such as global oil and natural gas shortages

SSgA PRIME MONEY MARKET FUND

    Period Ended             Growth of         Total
     08/31/01                 $10,000         Return
--------------------       -------------     ----------
1 Year                     $     10,548        5.48%
5 Years                    $     13,095        5.54%+
Inception                  $     14,940        5.48%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

    Period Ended             Growth of         Total
     08/31/01                 $10,000         Return
--------------------       -------------     ----------
1 Year                     $     10,526        5.26%
5 Years                    $     12,873        5.18%+
Inception                  $     14,601        5.18%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of 2001, the Federal Reserve surprised the market with an inter-meeting move and lowered the funds rate by 50 basis points. The text that accompanied the initial move cited 'further weakening of sales and production, lower consumer confidence, tight conditions in some segments of the financial markets and higher energy prices sapping household and business purchasing power'. On January 31, 2001, the Federal Open Market Committee (FOMC) eased the Fed Funds rate another 50 basis points. London Interbank Overnight Rate (LIBOR) yields also declined across the curve as more easing was anticipated.

While economic indicators were mixed through March, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, who eased the Funds rate by 50 basis points at each of the March, April and May FOMC meetings. The reasons cited included a decline in capital spending, erosion of profits, weakness abroad and the continuing weakness in the equity markets. The Fed eased an additional 25 basis points at the June 27th meeting and another 25 basis points at the August 21st meeting, bringing the total amount of easing to 300 basis points at the end of the fiscal year.

During the last fiscal year, the SSgA Prime Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. The Fund's net assets held unchanged from last year at $4.0 billion as of August 31,2001, but spiked to a high of $6.0 billion in mid-May, and experienced many large fluctuations around FOMC meetings.

Expectations of easing monetary policy throughout fiscal 2001 created an inverted money market yield curve. During the fiscal year, the 3-month LIBOR decreased by 322 basis points to 3.46%, the 6-month LIBOR fell 338 basis points to 3.45%, and the 12-month LIBOR declined by 341 basis points to 3.56%. The Fund's average maturity ranged from 36 to 62 days during the fiscal period, ending at 62 days, longer than the Taxable Money Fund average of 55 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

Throughout the past year the investment strategy was to purchase securities in the 1- to 6-month maturity range in order to manage liquidity and add yield in anticipation of future Fed easing. The Manager continued to seek investment opportunities along the curve and to extend maturity by taking advantage of temporary spikes in interest rates. The Manager also increased exposure in 1- to 3-month asset-backed commercial paper, which was priced 2 to 5 basis points cheaper than comparable bank and finance commercial paper.

TOP FIVE HOLDINGS (BY INVESTMENT TYPE,
AS A PERCENT OF TOTAL INVESTMENTS)      AUGUST 31, 2001
Domestic Commercial Paper                   29.0%
Yankee Certificates of Deposit              19.2
Repurchase Agreements                       17.4
United States Government Agencies           11.4
Corporate Bonds and Notes                   10.4

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

  * The Fund commenced operations on February 22, 1994. Index comparison began March 1, 1994.

 ** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

  +    Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Prime Money Market Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                             /s/PricewaterhouseCoopers LLP
October 10, 2001

STATEMENT OF NET ASSETS

                                                                                                       AUGUST 31, 2001

                                                                            PRINCIPAL
                                                                              AMOUNT                 DATE       VALUE
                                                                              (000)        RATE       OF        (000)
                                                                                $           %      MATURITY       $
                                                                            ---------     ------   --------    -------
CORPORATE BONDS AND NOTES - 10.4%
Abbey National Treasury Services. PLC                                       25,000        6.720    10/10/01     25,000
Abbey National Treasury Services. PLC (a)                                   50,000        3.490    10/25/01     49,996
Barclays Bank PLC (a)                                                       31,000        3.530    01/11/02     30,998
Barclays Bank PLC (a)                                                       50,000        3.530    01/22/02     49,996
DaimlerChrysler AG (a)                                                      75,000        3.690    11/08/01     75,000
Fleet Boston Financial Corp. (a)                                             9,750        4.100    01/08/02      9,761
Key Bank NA (a)                                                             20,000        3.620    12/05/01     20,000
Key Bank NA (a)                                                             15,000        3.570    01/10/02     15,000
Morgan J.P. & Co. (a)                                                       25,000        3.916    01/03/02     25,022
U.S. Bank NA (a)                                                            20,000        3.715    10/22/01     20,004
Unilever Capital Corp. (a)                                                  30,000        3.970    09/07/01     30,000
Wal-Mart Stores Inc. (a)                                                    50,000        3.480    12/27/01     49,992
Wells Fargo & Co. (a)                                                       20,000        4.090    09/15/01     20,002
                                                                                                               -------

TOTAL CORPORATE BONDS AND NOTES (amortized cost $420,771)                                                      420,771
                                                                                                               -------

DOMESTIC CERTIFICATES OF DEPOSIT - 2.9%
Branch Banking & Trust Co. (a)                                              20,000        3.935    12/04/01     20,000
Branch Banking & Trust Co. (a)                                              25,000        3.659    07/24/02     25,000
Comerica Bank (a)                                                           30,000        3.565    06/19/02     29,999
First Tennessee Bank NA                                                     20,000        3.610    10/24/01     20,000
Fleet National Bank (a)                                                     20,000        4.030    03/06/02     20,011
                                                                                                               -------

TOTAL DOMESTIC CERTIFICATES OF DEPOSIT (amortized cost $115,010)                                               115,010
                                                                                                               -------

EURODOLLAR CERTIFICATES OF DEPOSIT - 6.3%
Bank of Scotland                                                            40,000        3.805    09/04/01     40,000
Bank of Scotland                                                            50,000        3.740    10/05/01     50,002
Bayerische Hypo und Vereinsbank                                             75,000        3.800    09/11/01     75,000
ING Bank NV                                                                 25,000        3.600    09/27/01     24,997
ING Bank NV                                                                 20,000        3.700    08/07/02     20,000
National Australia Bank                                                     46,000        4.550    09/27/01     45,997
                                                                                                               -------

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT (amortized cost $255,996)                                             255,996
                                                                                                               -------

                                        9

                                                                            PRINCIPAL
                                                                              AMOUNT                 DATE       VALUE
                                                                              (000)        RATE       OF        (000)
                                                                                $           %      MATURITY       $
                                                                            ---------     ------   --------  ---------
DOMESTIC COMMERCIAL PAPER - 28.5%
ABB Treasury Center USA                                                     35,000        4.525    09/28/01     34,881
Amsterdam Funding Corporation                                               25,000        3.490    11/09/01     24,833
Asset Securitization Cooperative Corp. (a)                                  35,000        3.550    02/14/02     35,000
Bank Of New York Company Inc.                                               25,000        3.700    09/04/01     24,992
Blue Ridge Asset Funding                                                    27,554        3.590    10/17/01     27,428
Ciesco LP                                                                   25,000        3.620    09/11/01     24,975
Ciesco LP (a)                                                               40,000        3.590    10/16/01     40,000
Commerzbank U.S.                                                            40,000        3.420    12/03/01     39,647
Corporate Rec Corp                                                          30,000        3.630    09/18/01     29,949
Corporate Rec Corp                                                          30,000        3.580    10/19/01     29,857
CXC Inc.                                                                    50,000        3.670    09/14/01     49,934
CXC Inc.                                                                    30,000        3.570    10/05/01     29,899
CXC Inc.                                                                    38,500        3.390    11/20/01     38,210
Delaware Funding Corp.                                                      85,102        3.520    09/25/01     84,902
Delaware Funding Corp.                                                      31,128        3.520    10/04/01     31,028
Edison Asset Securitization LLC                                             75,000        3.630    09/21/01     74,849
Edison Asset Securitization LLC                                             50,000        3.450    10/26/01     49,736
Falcon Asset Securitization Corp.                                           58,465        3.700    09/06/01     58,435
GE Capital International Funding Inc.                                       25,000        3.630    10/12/01     24,897
General Electric Capital Corp.                                              25,000        3.560    10/24/01     24,869
General Electric Capital Corp.                                              25,000        3.380    11/26/01     24,798
General Electric Capital Corp.                                              30,000        3.710    12/05/01     29,706
Liberty Street Funding Co.                                                  39,735        3.530    09/24/01     39,645
Merck & Co.                                                                 75,000        3.650    09/11/01     74,924
Quincy Capital Corp.                                                        26,665        3.500    10/10/01     26,564
Receivables Capital Corp.                                                   25,000        3.500    10/12/01     24,900
Sheffield Receivables Corp.                                                 50,000        3.590    09/17/01     49,920
Sheffield Receivables Corp.                                                 50,550        3.520    09/25/01     50,431
Thunder Bay Funding Inc.                                                    24,000        3.740    09/05/01     23,990
Windmill Funding Corp.                                                      25,000        3.580    10/11/01     24,901
                                                                                                             ---------

TOTAL DOMESTIC COMMERCIAL PAPER (amortized cost $1,148,100)                                                  1,148,100
                                                                                                            ---------

                                       10

                                                                            PRINCIPAL
                                                                              AMOUNT                 DATE       VALUE
                                                                              (000)        RATE       OF        (000)
                                                                                $           %      MATURITY       $
                                                                            ---------     -----    --------   --------
FOREIGN COMMERCIAL PAPER - 2.6%
Commonwealth Bank Australia                                                 50,000        3.625    10/12/01     49,794
Den Danske Corp.                                                            35,000        4.530    09/28/01     34,881
Diageo PLC                                                                  20,000        3.460    05/06/02     19,525
                                                                                                             ---------

TOTAL FOREIGN COMMERCIAL PAPER (amortized cost $104,200)                                                       104,200
                                                                                                             ---------
FOREIGN TIME DEPOSITS - 1.2%
ING Bank NV                                                                 50,000        3.770    09/04/01     50,000
                                                                                                             ---------

TOTAL FOREIGN TIME DEPOSITS (amortized cost $50,000)                                                            50,000
                                                                                                             ---------

UNITED STATES GOVERNMENT AGENCIES - 11.4%
Federal Home Loan Bank (a)                                                  25,000        3.570    10/12/01     24,998
Federal Home Loan Bank (a)                                                  37,145        3.520    10/24/01     36,953
Federal Home Loan Bank (a)                                                  30,000        3.590    02/01/02     29,998
Federal Home Loan Bank (a)                                                  50,000        3.580    03/05/02     50,000
Federal Home Loan Mortgage Corp.                                            25,000        3.640    09/13/01     24,970
Federal Home Loan Mortgage Corp.                                            28,289        3.580    10/11/01     28,176
Federal Home Loan Mortgage Corp.                                            69,900        3.520    10/25/01     69,531
Federal Home Loan Mortgage Corp.                                            50,000        3.535    10/25/01     49,735
Federal Home Loan Mortgage Corp.                                            20,000        3.530    11/01/01     19,880
Federal Home Loan Mortgage Corp.                                            50,000        3.670    12/06/01     49,511
Federal National Mortgage Association                                       30,000        3.860    11/01/01     29,804
Federal National Mortgage Association                                       28,067        3.670    11/29/01     27,812
Federal National Mortgage Association                                       17,425        3.650    12/14/01     17,241
                                                                                                             ---------

TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $458,609)                                              458,609
                                                                                                             ---------
YANKEE CERTIFICATES OF DEPOSIT - 19.2%
ABN-AMRO Bank N.V.                                                          25,000        4.350    06/03/02     24,998
Bank of Nova Scotia (a)                                                     40,000        3.700    11/01/01     39,998
Bank of Nova Scotia                                                         10,000        3.730    08/12/02      9,999
Barclays Bank PLC (a)                                                       25,000        3.495    03/12/02     24,995
Canadian Imperial Bank (a)                                                  50,000        3.520    02/27/02     49,996
Canadian Imperial Bank (a)                                                  30,000        4.015    03/01/02     29,999

                                       11

                                                                            PRINCIPAL
                                                                              AMOUNT                 DATE       VALUE
                                                                              (000)        RATE       OF        (000)
                                                                                $           %      MATURITY       $
                                                                            ---------     -----    --------   --------
Canadian Imperial Bank                                                      25,000        4.300    05/01/02     24,998
Canadian Imperial Bank                                                      50,000        4.105    05/10/02     49,995
Commerzbank A.G.                                                            25,000        3.440    11/30/01     25,000
Deutsche Bank AG (a)                                                        25,000        3.590    09/24/01     24,999
Deutsche Bank AG                                                            30,000        4.050    05/13/02     29,998
Dexia Bank NY                                                               25,000        5.380    01/16/02     24,998
Dexia Bank NY                                                               25,000        4.195    05/17/02     24,998
Dresdner Bank AG                                                            25,000        3.820    11/30/01     25,002
NatWest Bank PLC                                                            50,000        5.370    01/16/02     49,996
NatWest Bank PLC                                                            30,000        4.185    05/15/02     29,998
Norddeutsche Landesbank                                                     25,000        3.630    08/19/02     24,995
Royal Bank of Canada (a)                                                    40,000        3.760    03/06/02     39,996
Royal Bank of Canada                                                        20,000        4.210    06/14/02     19,998
Svenska Handelsbanken                                                       50,000        4.070    07/30/02     49,987
Svenska Handelsbanken                                                       30,000        3.735    08/06/02     29,996
UBS AG Stamford CT                                                          50,000        5.200    02/20/02     49,995
UBS AG Stamford CT                                                          50,000        4.090    05/14/02     49,997
UBS AG Stamford CT                                                          20,000        3.730    08/06/02     19,996
                                                                                                             ---------

TOTAL YANKEE CERTIFICATES OF DEPOSIT (amortized cost $774,927)                                                 774,927
                                                                                                             ---------

TOTAL INVESTMENTS - 82.5% (amortized cost $3,327,613)                                                        3,327,613
                                                                                                             ---------

REPURCHASE AGREEMENTS - 17.4%
Agreement with UBS Warburg LLC of $252,884
  acquired on August 31, 2001 at 3.750% to be repurchased at $252,988 on
  September 4, 2000, collateralized by:
     $249,709 various United States Government Agencies, valued at $257,947                                    252,884
Agreement with Bear Stearns & Co., Inc. of $450,000
  acquired on August 31, 2001 at 3.700% to be repurchased at $450,082 on September 4, 2001, collateralized by:
     $507,016 various United States Government Agencies, valued at $459,024                                    450,000
                                                                                                             ---------

TOTAL REPURCHASE AGREEMENTS (identified cost $702,884)                                                         702,884
                                                                                                             ---------

See accompanying notes which are an integral part of the financial statements.

                                       12

                                                                                                               VALUE
                                                                                                               (000)
                                                                                                                 $
                                                                                                             ---------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 99.9%
(cost $4,030,497)(b)                                                                                         4,030,497

OTHER ASSETS AND LIABILITIES, NET - 0.1%                                                                         2,867
                                                                                                             ---------

                                                                                                             4,033,364
                                                                                                             =========
NET ASSETS - 100.0%

(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                 AUGUST 31, 2001

ASSETS
Investments at amortized cost which approximates market                            $ 3,327,613
Repurchase agreements (identified cost $702,884)                                       702,884
Interest receivable                                                                     16,159
Prepaid expenses                                                                           143
                                                                                   -----------

Total assets                                                                         4,046,799

LIABILITIES
Payables:
  Dividends                                                          $    12,652
  Accrued fees to affiliates                                                 667
  Other accrued expenses                                                     116
                                                                     -----------

      Total liabilities                                                                 13,435
                                                                                   -----------

NET ASSETS                                                                         $ 4,033,364
                                                                                   ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                               $       (10)
Shares of beneficial interest                                                            4,033
Additional paid-in capital                                                           4,029,341
                                                                                   -----------

NET ASSETS                                                                         $ 4,033,364
                                                                                   ===========

NET ASSET VALUE, offering and redemption price per share:
  ($4,033,363,501 divided by 4,033,412,477 shares of $.001 par value
      shares of beneficial interest outstanding)                                   $      1.00
                                                                                   ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                              FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
  Interest                                                                         $230,045

EXPENSES
  Advisory fees                                                      $  6,325
  Administrative fees                                                   1,318
  Custodian fees                                                          700
  Distribution fees                                                       763
  Transfer agent fees                                                     141
  Professional fees                                                        41
  Registration fees                                                        47
  Shareholder servicing fees                                            1,094
  Trustees' fees                                                           59
  Miscellaneous                                                            73
                                                                     --------

  Expenses before reductions                                           10,561
  Expense reductions                                                   (2,128)
                                                                     --------

  Expenses, net                                                                       8,433
                                                                                   --------

Net investment income                                                               221,612
                                                                                   --------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                  20
                                                                                   --------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $221,632
                                                                                   ========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                      FOR THE FISCAL YEAR ENDED AUGUST 31,

                                                                        2001            2000
                                                                     -----------   -----------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income                                             $    221,612   $   185,490
  Net realized gain (loss)                                                    20           (81)
                                                                    ------------   -----------

     Net increase in net assets from operations                          221,632       185,409
                                                                    ------------   -----------

DISTRIBUTIONS
  From net investment income                                            (221,612)     (185,490)
                                                                    ------------   -----------

SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions           71,030     1,547,164
                                                                    ------------   -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                               71,050     1,547,083

NET ASSETS
  Beginning of period                                                  3,962,314     2,415,231
                                                                    ------------   -----------

  End of period                                                     $  4,033,364   $ 3,962,314
                                                                    ============   ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                FISCAL YEARS ENDED AUGUST 31,
                                                2001         2000         1999         1998         1997
                                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $   1.0000   $  1.0000    $  1.0000    $  1.0000    $   1.0000
                                            ----------   ----------   ----------   ----------   ----------

INCOME FROM OPERATIONS
  Net investment income                          .0535        .0580        .0496        .0544        .0528
                                            ----------   ----------   ----------   ----------   ----------

DISTRIBUTIONS
  From net investment income                    (.0535)      (.0580)      (.0496)      (.0544)      (.0528)
                                            ----------   ----------   ----------   ----------   ----------

NET ASSET VALUE, END OF PERIOD              $   1.0000   $   1.0000   $   1.0000   $   1.0000   $   1.0000
                                            ==========   ==========   ==========   ==========   ==========

TOTAL RETURN (%)                                  5.48         6.00         5.08         5.63         5.52

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)   4,033,364    3,962,314    2,415,231    2,125,020    1,406,263

  Ratios to average net assets (%):
     Operating expenses, net (a)                   .20          .20          .20          .20          .20
     Operating expenses, gross (a)                 .25          .25          .26          .28          .28
     Net investment income                        5.26         5.93         4.96         5.48         5.40

                   (a) See Note 4 for current period amounts.

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Prime Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $60,852, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and maturities of investment securities, excluding US Government and Agency obligations and repurchase agreements, for the Fund aggregated to $127,387,799,912 and $118,602,683,999, respectively.

   For the year ended August 31, 2001, purchases and maturities of US Government and Agency obligations, excluding repurchase agreements, aggregated to $975,301,427 and $621,125,000, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .15%, of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. For the year ended August 31, 2001, the Adviser also voluntarily agreed to waive .05% of its .15% Advisory fee. The total amounts of the waiver and reimbursement for the year ended August 31, 2001, were $2,108,253 and $0, respectively. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $19,523 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street. For these services, the Fund pays a maximum of .025% to State Street, based upon the average daily value of all Fund shares held. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $1,054,127 by State Street.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

   Advisory fees                $  347,018
   Administration fees             133,005
   Custodian fees                    3,348
   Distribution fees                48,048
   Shareholder servicing fees      126,755
   Transfer agent fees               5,706
   Trustees' fees                    2,709
                                ----------
                                $  666,589
                                ==========

   BENEFICIAL INTEREST: As of August 31,2001, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 63% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                      (AMOUNTS IN THOUSANDS)
                                                    FISCAL YEARS ENDED AUGUST 31,
                                                  --------------------------------
                                                      2001                2000
                                                  ------------        -------------
   Proceeds from shares sold                      $ 54,786,031        $ 47,952,579
   Proceeds from reinvestment of
   distributions                                       193,485             143,017
   Payments for shares redeemed                    (54,908,486)        (46,548,432)
                                                  ------------        -------------
   Total net increase (decrease)$                 $     71,030        $  1,547,164
                                                  ============        =============

SSgA PRIME MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                                 SMALL CAP FUND

                                 AUGUST 31, 2001

                                 SSgA(R) funds

                                 SMALL CAP FUND

                                  Annual Report
                                 August 31, 2001

                               Table of Contents

                                                        Page
   Chairman's Letter                                        4

   Portfolio Management Discussion and Analysis             6

   Report of Independent Accountants                        8

   Financial Statements                                     9

   Financial Highlights                                    15

   Notes to Financial Statements                           16

   Fund Management and Service Providers                   22

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA SMALL CAP FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Small Cap Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                                /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]            [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                       Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer     President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Jeffrey P. Adams, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Small Cap Fund. Mr. Adams is the Strategy Leader for the Large Cap Value Strategy and the co-manager of the Large Cap Growth Strategy. He joined the portfolio management team in 1989 and during his tenure has been involved in the management of the firm's US quantitative strategies. Mr. Adams was also responsible for the development of our Small Cap Strategy in 1994. In addition, he is involved in all research and development projects across all of the strategies, and has extensive experience in developing stock evaluation models and portfolio construction techniques within the US equity market. He has been working in the investment management field since 1989 and holds a BS in Economics from Northeastern University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The Fund seeks to maximize total return relative to the Russell 2000(R) Index through investments in equity securities.

INVESTS IN: At least 65% of the total assets will be invested in smaller cap securities.

STRATEGY: The Fund management team uses a systematic investment approach designed to uncover equity securities which are undervalued, have superior growth potential and present an opportunity from a price perspective. The Fund seeks to provide long-term total returns in excess of the Russell 2000(R) Index through strong bottom-up stock selection within a risk-controlled framework.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                               S&P 400
                          SMALL CAP            MIDCAP             RUSSELL 2000
        DATES                FUND               INDEX                INDEX
            *              $10,000             $10,000              $10,000
         1992              $10,090             $10,245              $10,348
         1993              $12,478             $12,751              $13,321
         1994              $12,964             $13,341              $14,111
         1995              $16,859             $16,077              $17,045
         1996              $20,760             $17,988              $18,890
         1997              $28,203             $24,693              $24,359
         1998              $21,901             $22,377              $19,634
         1999              $24,387             $31,681              $25,202
         2000              $31,196             $44,275              $32,046
         2001              $26,952             $40,676              $28,319
Total                     $215,790            $244,104             $213,275

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA Small Cap Fund posted a loss of 13.61% versus the Russell 2000(R) Index which fell 11.63%. The Fund's return is net of operating expenses, whereas Index results do not include expenses of any kind.

The Fund started the fiscal year strong, adding value relative to the Russell 2000(R) Index during the first four months of the year. Detracting from the Fund's performance was an unusually exaggerated "January effect". This was the result of larger than normal tax loss selling by equity market participants at the end of calendar 2000. Within the small cap market, investors bid up the prices of the smallest, cheapest stocks. Moreover, stocks with the weakest price momentum prevailed in January. The Fund's stock selection was weak in the Technology, Financials and Consumer Staples sectors. Specifically, positions in software companies Serena Software and Allaire adversely affected returns in the Technology

SSgA SMALL CAP FUND

   Period Ended                         Growth of           Total
     08/31/01                            $10,000           Return
   ------------                        ----------         --------
1 Year                                 $  8,639           (13.61)%
5 Years                                $  12,983            5.36%+
Inception                              $  26,952           11.42%+

STANDARD & POOR'S(R)MIDCAP 400 INDEX

   Period Ended                         Growth of           Total
     08/31/01                            $10,000           Return
   ------------                        ----------         --------
1 Year                                 $   9,187          (8.13)%
5 Years                                $  22,617          17.73%+
Inception                              $  40,676          16.54%+

RUSSELL 2000(R)INDEX

   Period Ended                         Growth of           Total
    08/31/01                             $10,000           Return
   ------------                        ----------         --------
1 Year                                 $   8,837          (11.63)%
5 Years                                $  14,995            8.44%+
Inception                              $  28,319           12.03%+

                    SEE RELATED NOTES ON THE FOLLOWING PAGE.

sector. Holdings of First American Financial and Southwest Securities hurt results for the Financials sector and selection throughout the Consumer Staples sector was ineffective.

The strategic objective, to out-perform the Russell 2000(R) Index over the long-term, is achieved through consistent application of the Manager's proven stock selection technique combined with a refined, proprietary portfolio construction methodology. The active exposures of the Fund are managed relative to the Russell 2000(R) Index thus the Fund has sector, industry, market capitalization, beta and yield exposures similar to those of the Index. Additionally, individual security weights are also managed relative to the benchmark.

MARKET AND PORTFOLIO HIGHLIGHTS
An intense dose of reality took hold of the markets in the closing quarter of calendar 2000 and continued into 2001. With several factors at work, stocks were pummeled across the board. Valuations, which reached surreal levels early in the calendar year, continued to come down from their highs. Real earnings and cash flow came back into favor and many stocks were found wanting. Disappointing US equity returns reflect this changing environment. The returns of the style indices illustrate the dramatic swing that occurred between growth and value stocks in 2000 that continues in 2001.

Market behavior over the past 12 months was greatly influenced by the actions of the Federal Reserve. The Fed tightened through the first part of the calendar year 2000 and began loosening early in 2001. The tightening has had a direct effect on the pace of economic growth and the loosening has yet to have a significant influence on corporate spending. At this point, the consumer appears to be keeping the US economy out of a recession.

Small cap stocks out-performed large cap stocks during nine of the last twelve months. Surprisingly, this phenomenon has become more pronounced over the course of the year as concerns have swelled over slowing corporate profits and US economic recession. In theory, small caps should lag their large cap counterparts as concerns over economic strength are heightened. The flight to quality in an economic slowdown would indicate a rush towards the largest, most liquid stocks. Yet, this has not been the case as the Russell 2000(R) outperformed the S&P 500(R) Index by more than 12% year-to-date through August 31, 2001.

For the fiscal year ended August 31, 2001, the SSgA Small Cap Fund held 164 stocks, with an average weighted market capitalization of $1.0 billion. The Fund had characteristics in line with those of the Russell 2000(R) Index due to the risk-controlled nature of the investment process. A core small cap strategy does not expose the Fund to any style cycle and instead provides broad diversification across all economic sectors. Additionally, as the Fund's objective is achieved through stock selection with a disciplined investment approach, it will seek to be fully invested at all times.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)      AUGUST 31, 2001
Edwards Lifesciences Corp.                     1.5%
Coventry Health Care, Inc.                     1.4
DaVita, Inc.                                   1.3
Alliant Techsystems, Inc.                      1.3
Henry Schein, Inc.                             1.3
Argosy Gaming Co.                              1.2
NBTY, Inc.                                     1.2
National Data Corp.                            1.2
Direct Focus, Inc.                             1.2
Activision, Inc.                               1.2

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

   * The Fund commenced operations on July 1, 1992. Index comparison also began July 1, 1992.

  ** The Standard & Poor's(R) MidCap 400 Index is comprised of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

   + The Russell 2000(R) Index is comprised of the 2,000 smallest securities in the Russell 3000(R) Index, representing approximately 10% of the Russell 3000 total market capitalization. The Index is reconstituted annually.

   +   Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Small Cap Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                            /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA SMALL CAP FUND

STATEMENT OF NET ASSETS

                                                      AUGUST 31, 2001

                                                               MARKET
                                             NUMBER            VALUE
                                              OF               (000)
                                             SHARES              $
                                            --------          -------
COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 26.9%
Alliance Gaming Corp. (a)                     40,000              788
Argosy Gaming Co. (a)                        104,700            3,113
Aztar Corp. (a)                               68,000            1,098
CACI International, Inc. Class A (a)          59,100            2,346
Career Education Corp. (a)                    25,400            1,467
Cheesecake Factory, Inc. (The) (a)            93,000            2,827
Circuit City Stores, Inc. -
  CarMax Group (a)                           152,000            2,262
Constellation Brands, Inc. Class A (a)        38,600            1,635
Corinthian Colleges, Inc. New (a)             39,500            1,554
Corporate Executive
  Board Co., (The) (a)                        72,000            2,502
Crossmann Communities, Inc.                   10,000              387
Direct Focus, Inc. (a)                       106,050            2,969
F.Y.I., Inc. (a)                              34,100            1,313
Group 1 Automotive, Inc. (a)                  77,200            2,277
Handleman Co. (a)                             37,700              583
Harland (John H.) Co.                         56,500            1,314
Hollywood Entertainment Corp. (a)            238,100            2,857
Ikon Office Solutions, Inc.                  223,700            1,678
KB HOME                                       59,500            1,926

Land's End, Inc. (a)                          28,100            1,080
National Data Corp.                           80,000            3,089

NVR, Inc. (a)                                 16,600            2,673
Papa Johns International, Inc. (a)            68,700            1,735
Penn National Gaming, Inc. (a)                59,500            1,089
Polo Ralph Lauren Corp. Class A (a)           92,900            2,204
Priceline.com, Inc. (a)                      227,000            1,253
R.H. Donnelley Corp. (a)                      63,200            1,896
Rent-A-Center, Inc. (a)                       72,800            1,966
School Specialty, Inc. (a)                    32,000              974
SCP Pool Corp. (a)                            39,400            1,494
Sonic Automotive, Inc. (a)                   146,000            2,570
Springs Industries, Inc.                      50,100            2,299
Taubman Centers, Inc. (c)                    129,500            1,742
Topps Co., Inc. (a)                           92,000            1,058
Toro Co.                                      48,900            2,227
United Stationers, Inc. (a)                   53,200            1,675
Wallace Computer Services, Inc.               38,400              646
Wolverine World Wide, Inc.                   101,000            1,879
                                                               ------
                                                               68,445
                                                               ------

CONSUMER STAPLES - 2.4%
Dole Food Co., Inc.                           94,700            2,272
Nash Finch Co.                                30,000            1,056
Smithfield Foods, Inc. (a)                    41,600            1,841
United Natural Foods, Inc. (a)                49,300              888
                                                               ------
                                                                6,057
                                                               ------
ENERGY - 4.6%
Arch Coal, Inc.                               70,300            1,279
Frontier Oil Corp.                           145,500            2,488
Key Energy Group, Inc. (a)                   232,300            2,156
Marine Drilling Co, Inc. (a)                  47,500              613
Patina Oil & Gas Corp.                        69,700            1,611
UniSource Energy Corp.                        81,000            1,345
Universal Compression Holdings,
  Inc. New (a)                                32,300              866
Vintage Petroleum, Inc.                       72,700            1,297
                                                               ------
                                                               11,655
                                                               ------
FINANCIALS - 18.2%
Bank United Corp. - CPR (a)                   37,000               11
BankAtlantic Bancorp, Inc. Class A            50,600              467
Bedford Property Investors, Inc. (c)          33,100              697
Cabot Industrial Trust (c)                    68,400            1,431
Capital Automotive (c)                        65,300            1,162
CBL & Associates Properties, Inc.             68,400            2,142
Chelsea Property Group, Inc. (c)              41,400            2,053
Colonial BancGroup, Inc.                     120,100            1,621
Commerce Bancorp, Inc.                         9,600              648
CORUS Bankshares, Inc.                         9,900              490
Downey Financial Corp.                        47,000            2,244
Fidelity National Financial, Inc.             71,500            1,733
Financial Federal Corp. (a)                   55,000            1,515
First American Financial Corp.               105,200            1,925

                                       9

                                                               MARKET
                                             NUMBER            VALUE
                                              OF               (000)
                                             SHARES              $
                                            --------          -------
FirstFed Financial Corp. (a)                  80,400            2,332
Flagstar Bancorp, Inc.                        52,800            1,161
Greater Bay Bancorp                           73,000            1,937
Hilb, Rogal & Hamilton Co.                    14,400              615
Independence Community Bank Corp.             69,400            1,508
Investors Financial Services Corp.             9,600              615
J.P. Realty, Inc. (c)                         65,200            1,480
LandAmerica Financial Group, Inc.             62,500            1,968
MAF Bancorp, Inc.                             35,000            1,084
Metris Companies, Inc.                        74,198            2,018
Mills Corp. (c)                               77,000            1,817
National Golf Properties, Inc. (c)            44,700              823
Ocwen Financial Corp. (a)                     85,000              799
PFF Bancorp, Inc.                             21,900              548
Provident Bankshares Corp.                   103,734            2,165
PS Business Parks, Inc. (c)                   22,700              642
Republic Bancorp, Inc.                        59,300              839
SL Green Realty Corp. (c)                     63,500            1,861
Smith (Charles E.) Residential
   Realty, Inc. (c)                           32,800            1,739
Sterling Bancshares, Inc.                     65,500            1,442
Triad Guaranty, Inc. (a)                      21,300              765
                                                               ------
                                                               46,297
                                                               ------

HEALTH CARE - 13.3%
Biosite Diagnostics, Inc. (a)                 45,300            1,199
Cooper Companies, Inc.                        17,000              867
Coventry Health Care, Inc. (a)               157,400            3,675
DaVita, Inc. (a)                             161,800            3,341
Edwards Lifesciences Corp. (a)               141,200            3,712
Henry Schein, Inc. (a)                        90,800            3,298
IDEXX Laboratories, Inc. (a)                  58,300            1,410
Immunomedics, Inc. (a)                        72,800            1,065
Invitrogen Corp. (a)                          16,700            1,136
Laboratory Corp. of
   America Holdings (a)                        7,100              553
Medquist, Inc. (a)                            40,500            1,043
Mid Atlantic Medical Services, Inc. (a)       82,000            1,722
NBTY, Inc. (a)                               179,100            3,091
Noven Pharmaceuticals, Inc. (a)               53,000            1,175
Perrigo Co. (a)                              169,000            2,728
Pharmaceutical Product
   Development, Inc. (a)                      69,400            2,093
SICOR, Inc. (a)                               62,900            1,484
Theragenics Corp. (a)                         37,200              373
                                                               ------
                                                               33,965
                                                               ------

INDUSTRIALS - 10.6%
Airborne, Inc.                               136,000            1,844
ArvinMeritor, Inc.                            79,000            1,398
Atlantic Coast Airlines, Inc. (a)            104,000            2,631
Centex Construction Products, Inc.            27,500              879
Engineered Support Systems, Inc.              32,000            1,056
ESCO Technologies, Inc. (a)                   19,000              513
Fisher Scientific International,Inc.(a)      72,000             1,800
FLIR Systems, Inc. (a)                        46,000            1,297
Frontier Airlines, Inc. (a)                   43,500              543
Hughes Supply, Inc.                           51,800            1,417
Intermagnetics General Corp. (a)              30,600              924
Kennametal, Inc.                              75,000            2,925
Mettler-Toledo International, Inc.(a)         57,400            2,627
Offshore Logistics, Inc. (a)                  70,900            1,340
Pulte Corp.                                   61,775            2,338
Ryland Group, Inc. (The)                      52,000            2,798
Watsco, Inc.                                  49,100              695
                                                               ------
                                                               27,025
                                                               ------

INFORMATION TECHNOLOGY - 15.1%
Actel Corp. (a)                               50,700            1,143
Activision, Inc. (a)                          79,600            2,949
Aeroflex, Inc. (a)                           227,100            2,010
Alliant Techsystems, Inc. (a)                 32,100            3,340
Asiainfo Holdings Inc. Co (a)                 67,000              955
Carreker Corp. (a)                           119,500              998
Checkpoint Systems, Inc. (a)                 100,700            1,244
Cognizant Technology
   Solutions Corp. (a)                        55,300            2,339
Elantec Semiconductor, Inc. (a)               29,000            1,102
Electro Scientific Industries, Inc. (a)       32,500              910

                                       10

                                                               MARKET
                                             NUMBER            VALUE
                                               OF              (000)
                                             SHARES              $
                                            --------          -------
Electronics for Imaging, Inc. (a)            136,000            2,783
Entegris, Inc. New (a)                        87,000            1,044
Esterline Corp. (a)                           32,800              658
General Semiconductor, Inc. (a)               76,700              993
Illuminet Holdings, Inc. (a)                  37,000            1,228
Keithley Instruments, Inc.                    16,000              319
Manhattan Associates, Inc. (a)                63,400            1,436
MatrixOne, Inc. (a)                           31,000              332
Mercury Computer Systems, Inc. (a)            33,100              900
MetaSolv, Inc. (a)                           138,000              814
Microsemi Corp. (a)                           39,600            1,129
Pericom Semiconductor Corp. (a)               58,200              982
Pixelworks, Inc. New (a)                      41,000              612
Rambus, Inc. (a)                             158,900              990
Register.com, Inc. (a)                        72,000              607
Renaissance Learning, Inc. (a)                28,500              979
SonicWALL, Inc. (a)                           93,000            1,740
Sybase, Inc. (a)                              57,300              789
TranSwitch Corp. (a)                         131,000            1,074
TriQuint Semiconductor, Inc. (a)              10,000              212
Ulticom, Inc. New (a)                         55,800              670
Websense, Inc. (a)                            62,400            1,115
                                                              -------
                                                               38,396
                                                              -------

MATERIALS - 4.7%
Albemarle Corp.                               50,900            1,076
CONSOL Energy, Inc.                           59,000            1,534
Maverick Tube Corp. (a)                       93,300            1,104
Mentor Graphics Corp. (a)                    129,000            2,129
NL Industries, Inc.                           23,600              381
Packaging Corp. of America (a)                81,300            1,494
Precision Castparts Corp.                     71,800            2,466
Scotts Co. (The) Class A (a)                  45,300            1,817
                                                              -------
                                                               12,001
                                                              -------

UTILITIES - 3.4%
Dycom Industries, Inc. (a)                   138,000            2,000
El Paso Electric Co. (a)                     107,100            1,596
Peoples Energy Corp.                          40,000            1,572
Public Service Co. of New Mexico              79,700            2,263
UGI Corp.                                     39,500            1,106
                                                              -------
                                                                8,537
                                                              -------

TOTAL COMMON STOCKS
(cost $248,608)                                               252,378
                                                              -------

                                            PRINCIPAL
                                             AMOUNT
                                             (000)
                                               $
                                             -------
SHORT-TERM INVESTMENTS - 1.0%
AIM Short-Term Investment Prime
     Portfolio Class A                          286              286
Federated Investors Prime Cash
     Obligation Fund                            923              923
United States Treasury Bills (b)(d)
     3.430 due 09/13/01                       1,000              999
     3.440 due 09/13/01                         200              200
     3.470 due 09/13/01                         200              200
                                                              -------

TOTAL SHORT-TERM INVESTMENTS
(cost $2,608)                                                  2,608
                                                              -------

TOTAL INVESTMENTS - 100.2%
(identified cost $251,216)                                    254,986
                                                              -------

OTHER ASSETS AND LIABILITIES,
NET - (0.2%)                                                    (536)
                                                              -------

NET ASSETS - 100.0%                                           254,450
                                                              =======

(a)  Nonincome-producing security.
(b)  At amortized cost, which approximates market.
(c)  Real Estate Investment Trust (REIT).
(d)  Rate noted is yield-to-maturity from date of acquisition.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                             AUGUST 31, 2001
ASSETS
Investments at market (including securities on loan of $24,143)(identified cost $251,216)                    $     254,986
Receivables:
     Dividends.                                                                                                        133
     Investments sold                                                                                                1,615
     Fund shares sold                                                                                                1,463
Prepaid expenses                                                                                                        55
Short-term investments held as collateral for securities loaned, at market                                          25,391
                                                                                                             -------------
     Total assets                                                                                                  283,643

LIABILITIES
Payables:
     Fund shares redeemed                                                                   $      3,440
     Accrued fees to affiliates                                                                      306
     Other accrued expenses                                                                           56
Payable upon return of securities loaned, at market                                               25,391
                                                                                            ------------
     Total liabilities                                                                                              29,193
                                                                                                             -------------

NET ASSETS                                                                                                   $     254,450
                                                                                                             =============

NET ASSETS CONSIST OF:
Undistributed net investment income                                                                          $         285
Accumulated net realized gain (loss)                                                                              (30,424)
Unrealized appreciation (depreciation) on investments                                                                3,770
Shares of beneficial interest                                                                                           13
Additional paid-in capital                                                                                         280,806
                                                                                                             -------------

NET ASSETS                                                                                                   $     254,450
                                                                                                             =============

NET ASSET VALUE, offering and redemption price per share:
     ($254,450,485 divided by 12,980,373 shares of $.001 par value
        shares of beneficial interest outstanding)                                                           $       19.60
                                                                                                             =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                                             FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
     Dividends                                                                                               $       3,037
     Securities Lending Income                                                                                         207
     Interest                                                                                                           42
                                                                                                             -------------

     Total investment income                                                                                         3,286

EXPENSES
     Advisory fees                                                                    $     2,071
     Administrative fees                                                                      118
     Custodian fees                                                                            77
     Distribution fees                                                                        139
     Transfer agent fees                                                                       87
     Professional fees                                                                         23
     Registration fees                                                                         35
     Shareholder servicing fees                                                               379
     Trustees' fees                                                                            12
     Miscellaneous                                                                             28
                                                                                      -----------

     Expenses before reductions                                                             2,969
     Expense reductions                                                                        (7)
                                                                                      -----------

       Expenses, net                                                                                                 2,962
                                                                                                             -------------

     Net investment income                                                                                             324
                                                                                                             -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
     Investments                                                                          (11,751)
     Futures contracts                                                                       (641)                 (12,392)
                                                                                      -----------

Net change in unrealized appreciation (depreciation) on:
     Investments                                                                          (33,140)
     Futures contracts                                                                       (153)                 (33,293)
                                                                                      -----------            -------------

Net realized and unrealized gain (loss)                                                                            (45,685)
                                                                                                             -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                        $     (45,361)
                                                                                                             =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                                                             FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

                                                                                         2001                    2000
                                                                                      -----------            -------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)                                                                  324            $        (181)
Net realized gain (loss)                                                                  (12,392)                  39,827
Net change in unrealized appreciation (depreciation)                                      (33,293)                  42,881
                                                                                      -----------            -------------

     Net increase (decrease) in net assets from operations                                (45,361)                  82,527
                                                                                      -----------            -------------

DISTRIBUTIONS
   From net investment income                                                                 (39)                    (238)
                                                                                      -----------            -------------

SHARE TRANSACTIONS
     Net increase (decrease) in net assets from share transactions                        (59,929)                 (74,523)
                                                                                      -----------            -------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                              (105,329)                   7,766
                                                                                      -----------            -------------

NET ASSETS
   Beginning of period                                                                    359,779                  352,013
                                                                                      -----------            -------------
   End of period (including undistributed net investment income of $285 and
   accumulated net operating loss of $180, respectively)                              $   254,450            $     359,779
                                                                                      ===========            =============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                  FISCAL YEARS ENDED AUGUST 31,
                                                            -----------------------------------------------------------------
                                                               2001          2000          1999          1998          1997
                                                            ----------    ----------    ----------    ----------    ---------

NET ASSET VALUE, BEGINNING OF PERIOD                        $    22.69    $    17.75    $    15.96    $    22.11    $   17.44
                                                            ----------    ----------    ----------    ----------    ---------

INCOME FROM OPERATIONS
     Net investment income (loss)(a)                               .02          (.01)          .03           .02          .03
     Net realized and unrealized gain (loss)                     (3.11)         4.96          1.78         (4.54)        5.87
                                                            ----------    ----------    ----------    ----------    ---------

       Total income from operations                              (3.09)         4.95          1.81         (4.52)        5.90
                                                            ----------    ----------    ----------    ----------    ---------

DISTRIBUTIONS
     From net investment income                                     --          (.01)         (.02)         (.04)        (.01)
     From net realized gain                                         --            --            --         (1.59)       (1.22)
                                                            ----------    ----------    ----------    ----------    ---------
       Total distributions                                          --          (.01)         (.02)        (1.63)       (1.23)

                                                            ----------    ----------    ----------    ----------    ---------
NET ASSET VALUE, END OF PERIOD                              $    19.60    $    22.69    $    17.75    $    15.96    $   22.11
                                                            ==========    ==========    ==========    ==========    =========

TOTAL RETURN (%)                                                (13.61)        27.92         11.35        (22.32)       35.85

RATIOS/SUPPLEMENTAL DATA:
     Net Assets, end of period (in thousands)                  254,450       359,779       352,013       344,630      149,808

     Ratios to average net assets (%):
       Operating expenses, net (b)                                1.07          1.07          1.07          1.04         1.00
       Operating expenses, gross (b)                              1.07          1.07          1.07          1.04         1.09
       Net investment income (loss)                                .12          (.05)          .17           .10          .18

     Portfolio turnover rate (%)                                157.27        156.41        110.82         86.13       143.79

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Small Cap Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $3,668,749 which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $26,742,380 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in the fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                                    NET
                                                                                 UNREALIZED
       FEDERAL TAX            UNREALIZED                UNREALIZED              APPRECIATION
          COST               APPRECIATION             (DEPRECIATION)           (DEPRECIATION)
       --------------        -------------            --------------          ---------------
       $  251,551,200         $ 28,849,413             $ (25,414,928)            $ 3,434,485

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in futures and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives.

   Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $422,548,361 and $477,738,033, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $24,143,046 and $25,391,189, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $7,448 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $67,226, $2,417 and $227,814 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $8,765 for the year ended August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

   Advisory fees                           $    175,358
   Administration fees                           10,909
   Custodian fees                                11,558
   Distribution fees                             16,918
   Shareholder servicing fees                    53,996
   Transfer agent fees                           35,734
   Trustees' fees                                 1,588
                                           ------------
                                           $    306,061
                                           ============

   BENEFICIAL INTEREST: As of August 31, 2001, one shareholder was a record owner of approximately 42% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                   FISCAL YEARS ENDED AUGUST 31,
                                                     -------------------------------------------------------
                                                                 2001                               2000
                                                     -------------------------     -------------------------
                                                       SHARES         DOLLARS        SHARES         DOLLARS
                                                     ----------     ----------     ----------     ----------
   Proceeds from shares sold                              9,198     $  190,246         10,079     $  203,755
   Proceeds from reinvestment of
   distributions                                              1             29             11            180

   Payments for shares redeemed                         (12,078)      (250,204)       (14,067)      (278,458)
                                                     ----------     ----------     ----------     ----------

   Total net increase (decrease)                         (2,879)    $  (59,929)        (3,977)    $  (74,523)
                                                     ==========     ==========     ==========     ==========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expenses on the Statement of Operations include $5,255 of interest expense paid under the interfund lending program.

SSgA SMALL CAP FUND
One International Place, 27th Floor Boston,
Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd 909 A Street

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
     Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                          US TREASURY MONEY MARKET FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                          US TREASURY MONEY MARKET FUND

                                 Annual Report
                                August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     14

   Notes to Financial Statements                            15

   Fund Management and Service Providers                    19

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA US TREASURY MONEY MARKET FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA US Treasury Money Market Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/ Timothy B. Harbert                              /s/ Gustaff V. Fish, Jr.

Timothy B. Harbert                                  Gustaff V. Fish, Jr.
State Street Global Advisors                        SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA US Treasury Money Market Fund since March 1999. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: US Treasury notes and bills, and repurchase agreements backed by those securities.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                  US TREASURY        SALOMON
                     MONEY          BROTHERS
                     MARKET      3-MONTH T-BILL
    DATES             FUND            INDEX
        *           $10,000          $10,000
     1994           $10,251          $10,277
     1995           $10,813          $10,851
     1996           $11,399          $11,431
     1997           $12,010          $12,031
     1998           $12,675          $12,659
     1999           $13,288          $13,248
     2000           $14,039          $13,978
     2001           $14,768          $14,713
Total              $109,243         $109,188

PERFORMANCE REVIEW
The Fund had a total return of 5.20% for the fiscal year ended August 31, 2001. This compares to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.26% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well known representation of money market rates.

MARKET AND PORTFOLIO HIGHLIGHTS
The Fund's fiscal year began with the Federal Reserve opting to leave rates unchanged, while maintaining a tightening bias for the future. The possibility of heightened inflation due to unsustainable economic growth was the primary economic concern. As the year progressed, it became evident that the economy was slowing at a pace that was faster than anticipated. While it seemed that the Federal Reserve had

SSgA US TREASURY MONEY MARKET FUND

    Period Ended        Growth of        Total
      08/31/01           $10,000         Return
--------------------   -------------    --------
1 Year                 $     10,520      5.20%
5 Years                $     12,955      5.31%+
Inception              $     14,768      5.16%+

SALOMON SMITH BARNEY 3-MONTH TREASURY   BILL INDEX
   Period Ended         Growth of         Total
     08/31/01            $10,000         Return
---------------     -------------      --------
1 Year                 $   10,526        5.26%
5 Years                $   12,873        5.18%+
Inception              $   14,713        5.11%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

achieved its goal of slowing growth via higher interest rates, other uncertainties, such as global oil and natural gas shortages threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of 2001, the Federal Reserve surprised the market with an inter-meeting move and lowered the funds rate by 50 basis points. The text that accompanied the initial move cited `further weakening of sales and production, lower consumer confidence, tight conditions in some segments of the financial markets and higher energy prices sapping household and business purchasing power'. On January 31, 2001, the Federal Open Market Committee (FOMC) eased the Fed Funds rate another 50 basis points. London Interbank Overnight Rate (LIBOR) yields also declined across the curve as more easing was anticipated.

While economic indicators were mixed through March, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, who eased the Funds rate by 50 basis points at each of the March, April and May FOMC meetings. The reasons cited included a decline in capital spending, erosion of profits, weakness abroad and the continuing weakness in the equity markets. The Fed eased an additional 25 basis points at the June 27th meeting and another 25 basis points at the August 21st meeting, bringing the total amount of easing to 300 basis points at the end of the fiscal year.

During the last fiscal year, the SSgA US Treasury Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. For most of the year, the Fund's net assets ranged between $1.0 and $1.5 billion, but spiked to $1.8 billion at August 31, 2001.

Due to the inverted Treasury yield curve the Fund was invested primarily in overnight repurchase agreements. Being priced close to the Fed Funds target, overnight repos outyielded Treasury bills and notes. The elimination of the 1-year Treasury bill auction increased demand for shorter dated bills and notes, increasing pricing pressure and lowering the yields. The Fund's average maturity ranged from 1 to 19 days during the fiscal period, ending at 9 days, shorter than the Taxable Money Fund average of 55 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

                                 --------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 * The Fund commenced operations on December 1, 1993. Index comparison also began on December 1, 1993.

 ** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

 +     Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Treasury Money Market Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                           /s/PricewaterhouseCoopers LLP
October 10, 2001

STATEMENT OF NET ASSETS

                                                                                                      AUGUST 31, 2001
                                                                               PRINCIPAL
                                                                                 AMOUNT              DATE       VALUE
                                                                                 (000)     RATE       OF         (000)
                                                                                   $        %       MATURITY      $
                                                                               ---------  ------    ---------- ---------
UNITED STATES GOVERNMENT - 23.0%
United States Treasury Bills                                                   150,000    3.430    09/20/01    149,728
United States Treasury Bills                                                   100,000    3.440    09/20/01     99,818
United States Treasury Bills                                                    50,000    3.470    09/20/01     49,908
United States Treasury Bills                                                   125,000    3.560    10/11/01    124,507
                                                                                                               ---------

TOTAL UNITED STATES GOVERNMENT (amortized cost $423,961)                                                       423,961
                                                                                                               ---------

TOTAL INVESTMENTS - 23.0% (amortized cost $423,961)                                                            423,961
                                                                                                               ---------
REPURCHASE AGREEMENTS - 77.2%
Agreement with ABN AMRO Securities (USA) Inc. of $80,000
  acquired August 31, 2001 at 3.630% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $80,534 various United States Treasury Obligations valued at $81,601                                       80,000
Agreement with Bank of America of $80,000
  acquired August 31, 2001 at 3.600% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $82,100 various United States Treasury Obligations valued at $81,693                                       80,000
Agreement with Bank One Capital Corp. and Chase Bank (Tri-Party) of $80,000
  acquired August 31, 2001 at 3.650% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $77,738 various United States Treasury Obligations valued at $81,600                                       80,000
Agreement with Bear Stearns & Co., Inc. of $430,000
  acquired August 31, 2001 at 3.650% to be repurchased at $430,172 on September 4, 2001, collateralized by:
     $610,049 various United States Treasury Obligations valued at $439,597                                    430,000
Agreement with Chase Bank of $80,000
  acquired August 31, 2001 at 3.640% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $67,495 various United States Treasury Obligations valued at $81,604                                       80,000
Agreement with Credit Suisse First Boston of $80,000
  acquired August 31, 2001 at 3.660% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $65,332 various United States Treasury Obligations valued at $81,605                                       80,000
Agreement with Deutsche Bank of $80,000
  acquired August 31, 2001 at 3.650% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $82,570 various United States Treasury Obligations valued at $81,568                                       80,000

                                       9

                                                                                                                VALUE
                                                                                                                (000)
                                                                                                                  $
                                                                                                             ---------
Agreement with Lehman Brothers, Inc. of $4,915
  acquired August 31, 2001 at 3.700% to be repurchased at $4,917 on September 4, 2001, collateralized by:
     $4,105 various United States Treasury Obligations valued at $5,016                                          4,915
Agreement with Morgan Stanley Dean Witter of $80,000
  acquired August 31, 2001 at 3.630% to be repurchased at $80,032 on September 4, 2001, collateralized by:
     $81,601 various United States Treasury Obligations valued at $81,601                                       80,000
Agreement with UBS of $430,000
  acquired August 31, 2001 at 3.650% to be repurchased at $430,172 on September 4, 2001, collateralized by:
     $412,857 various United States Treasury Obligations valued at $438,573                                    430,000
                                                                                                             ---------

TOTAL REPURCHASE AGREEMENTS (identified cost $1,424,915)                                                     1,424,915
                                                                                                             ---------
TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.2% (cost $1,848,876)(a)                                    1,848,876

OTHER ASSETS AND LIABILITIES, NET - (0.2%)                                                                      (3,812)
                                                                                                             ---------
                                                                                                             1,845,064
                                                                                                             =========
NET ASSETS - 100%


(a) The identified cost for federal income tax purposes is the same as shown above.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                     AUGUST 31, 2001
ASSETS
Investments at amortized cost which approximates market                               $    423,961
Repurchase agreements (identified cost $1,424,915)                                       1,424,915
Interest receivable                                                                            145
Prepaid expenses                                                                                40
                                                                                      ------------
      Total assets                                                                       1,849,061

LIABILITIES
Payables:
  Dividends                                                     $    3,731
  Accrued fees to affiliates                                           158
  Other accrued expenses                                               108
                                                                ----------

     Total liabilities                                                                       3,997
                                                                                      ------------
NET ASSETS                                                                            $  1,845,064
                                                                                      ============
NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                  $          6
Shares of beneficial interest                                                                1,845
Additional paid-in capital                                                               1,843,213
                                                                                      ------------
NET ASSETS                                                                            $  1,845,064
                                                                                      ============
NET ASSET VALUE, offering and redemption price per share:
  ($1,845,063,637 divided by 1,845,068,569 shares of $.001 par value
     shares of beneficial interest outstanding)                                       $       1.00
                                                                                      ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                           FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Interest                                                                     $  67,504

EXPENSES
  Advisory fees                                                  $   3,188
  Administrative fees                                                  400
  Custodian fees                                                       298
  Distribution fees                                                    193
  Transfer agent fees                                                   57
  Professional fees                                                     22
  Registration fees                                                    208
  Shareholder servicing fees                                           319
  Trustees' fees                                                        24
  Miscellaneous                                                         37
                                                                 ---------
  Expenses before reductions                                         4,746
  Expense reductions                                                (2,196)
                                                                 ---------
    Expenses, net                                                                  2,550
                                                                               ---------
Net investment income                                                             64,954
                                                                               ---------
NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                6
                                                                               ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                     $  64,960
                                                                               =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                     FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                     2001              2000
                                                                  -----------      -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                           $    64,954      $    58,164
  Net realized gain (loss)                                                  6               27
                                                                  -----------      -----------
    Net increase in net assets from operations                         64,960           58,191
                                                                  -----------      -----------
DISTRIBUTIONS
  From net investment income                                          (64,954)         (58,164)
                                                                  -----------      -----------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions       751,145          (21,728)
                                                                  -----------      -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           751,151          (21,701)

NET ASSETS
  Beginning of period                                               1,093,913        1,115,614
                                                                  -----------      -----------
  End of period                                                   $ 1,845,064      $ 1,093,913
                                                                  ===========      ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                      FISCAL YEARS ENDED AUGUST 31,
                                                  ---------------------------------------------------------------------
                                                        2001       2000          1999             1998          1997
                                                  ----------   -----------   ------------     -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD              $   1.0000   $    1.0000   $     1.0000     $    1.0000    $   1.0000
                                                  ----------   -----------   ------------     -----------    ----------
INCOME FROM OPERATIONS
  Net investment income                                .0508         .0551          .0473           .0540         .0515
                                                  ----------   -----------   ------------     -----------    ----------
DISTRIBUTIONS
  From net investment income                          (.0508)       (.0551)        (.0473)         (.0540)       (.0515)
                                                  ----------   -----------   ------------     -----------    ----------
NET ASSET VALUE, END OF PERIOD                   $    1.0000   $    1.0000   $     1.0000     $    1.0000    $   1.0000
                                                  ==========   ===========   ============     ===========    ==========
TOTAL RETURN (%)                                        5.20          5.65           4.84            5.53          5.36

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)         1,845,064     1,093,913      1,115,614       1,000,367       916,845

  Ratios to average net assets (%):
    Operating expenses, net (a)                          .20           .20            .20             .20           .20
    Operating expenses, gross (a)                        .37           .38            .39             .39           .46
    Net investment income                               5.09          5.51           4.73            5.40          5.28

(a) See Note 4 for current period amounts.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA US Treasury Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each funds' shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund made the following reclassification among certain of its capital accounts without impacting its net asset value:

   Accumulated Net Realized Gain (Loss)               (28,829)
   Additional Paid-In Capital                          28,829

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $2,035,942,955, $430,804,011 and $1,541,000,000,
   respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Adviser voluntarily agreed to waive .15% of its .25% Advisory fee. The Adviser also voluntarily agreed to reimburse the Fund for all expenses in excess of .20% of its average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31, 2001, were $1,912,971 and $275,650, respectively. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $7,831 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street. For these services, the Fund pays a maximum of .025% to State Street, based upon the average daily value of all Fund shares held. For the year ended August 31,2001, the Fund was charged shareholder servicing expenses of $318,829 by State Street.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31,2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:


   Advisory fees                        $        33,720
   Administration fees                           37,650
   Custodian fees                                23,293
   Distribution fees                             26,946
   Shareholder servicing fees                    26,884
   Transfer agent fees                            6,991
   Trustees' fees                                 2,561
                                        ---------------
                                        $       158,045
                                        ===============

   BENEFICIAL INTEREST: As of August 31,2001, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 65% and 22%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                         (AMOUNTS IN THOUSANDS)
                                                      FISCAL YEARS ENDED AUGUST 31,
                                                    -------------------------------
                                                        2001              2000
                                                    -------------     -------------
   Proceeds from shares sold                        $   9,397,870     $  12,519,352
   Proceeds from reinvestment of
     distributions                                         23,603            16,242
   Payments for shares redeemed                        (8,670,328)      (12,557,322)
                                                    -------------     -------------
   Total net increase (decrease)                    $     751,145     $     (21,728)
                                                    =============     =============

SSgA US TREASURY MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS

   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
      Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                                 YIELD PLUS FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                                 YIELD PLUS FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                       Page
   Chairman's Letter                                     4

   Portfolio Management Discussion and Analysis          6

   Report of Independent Accountants                     8

   Financial Statements                                  9

   Financial Highlights                                 14

   Notes to Financial Statements                        15

   Fund Management and Service Providers                21

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA YIELD PLUS FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Yield Plus Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                           /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                              Gustaff V. Fish, Jr.
State Street Global Advisors                    SSgA Funds Management, Inc.
Chairman and Chief Executive Officer            President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Maria Pino, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Yield Plus Fund. Prior to joining State Street in 1997, Ms. Pino managed non-ERISA assets in a short-term fixed income fund and a money market fund at Partners HealthCare System. Prior to that, she managed fixed income assets for the Commonwealth of Massachusetts State Employees and Teachers Pension Fund. Ms. Pino holds a BS in Accounting from Providence College, an MA in Economics from Northeastern University, and an MBA from Boston University. She is a member of the Association for Investment Management and Research (AIMR) and the Boston Security Analysts Society.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income; preservation of capital and liquidity.

INVESTS IN: High quality, investment grade, debt instruments including: US Government Treasury and Agency notes, corporate bonds, asset-backed securities, mortgage-backed securities, and high quality money market instruments maintaining a duration of one year or less.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different sectors and issues which can vary depending on the general level of interest rates, market-determined risk premiums, as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                   JP MORGAN
                     YIELD PLUS     3-MONTH
     DATES              FUND         LIBOR
         *            $10,000       $10,000
      1993            $10,285       $10,279
      1994            $10,660       $10,693
      1995            $11,301       $11,341
      1996            $11,948       $11,977
      1997            $12,626       $12,654
      1998            $13,308       $13,778
      1999            $13,929       $14,068
      2000            $14,803       $14,964
      2001            $15,672       $15,728
Total                $124,532      $125,482

SSgA YIELD PLUS FUND

   Period Ended                 Growth of               Total
      08/31/01                   $ 10,000              Return
----------------------         ------------           ---------
1 Year                         $     10,586            5.86%
5 Years                        $     13,116            5.57%+
Inception                      $     15,672            5.23%+

JP MORGAN 3-MONTH LIBOR ++

   Period Ended                 Growth of               Total
      08/31/01                   $ 10,000              Return
----------------------         ------------           ---------
1 Year                         $      10,511           5.11%
5 Years                        $      13,133           5.60%+
Inception                      $      15,728           5.26%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

PERFORMANCE REVIEW
The SSgA Yield Plus Fund had a total return of 5.86% for the fiscal year ended August 31, 2001. This compares to the JP Morgan 3 Month LIBOR Index return of 5.11%. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Fund was managed with the goal of earning long-term stable returns over traditional money market fund results.

MARKET AND PORTFOLIO HIGHLIGHTS
The year began with the Federal Reserve Board opting to leave rates unchanged but maintaining a tightening bias for the future. The possibility of heightened inflation due to unsustainable economic growth was the primary economic concern. As the year progressed it became evident that the economy was slowing at a faster than anticipated pace. While it seemed that the Federal Reserve Board had achieved its goal of slowing growth via higher interest rates, other uncertainties such as global oil and natural gas shortages threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of calendar 2001, the Federal Reserve surprised the market and lowered the funds rate by 50 basis points. The text that accompanied the initial move cited `further weakening of sales and production, lower consumer confidence, tight conditions in some segments of the financial markets and higher energy prices sapping household and business purchasing power'. Then again on January 31st, the Federal Open Market Committee
(FOMC) eased the Fed Funds target another 50 basis points. LIBOR yields declined across the curve as more easing was anticipated.

While economic releases were mixed through March, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, who eased the Funds rate by 50 basis points at each of the March, April and May FOMC meetings. The reasons cited included a decline in capital spending, erosion of profits, weakness abroad and the continuing weakness in the equity markets. The Fed eased an additional 25 basis points at the June 27th meeting, and another 25 basis points at the August 21st meeting, bringing the total reduction to 300 basis points this year. The statement released at the August meeting noted that risks remained weighted towards economic weakness and left open the possibility of another ease by calendar year-end.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)                   AUGUST 31, 2001
Morgan Stanley Dean Witter & Co.                            5.1%
Ford Motor Credit Co.                                       4.9
DaimlerChrysler North America Holding Corp.                 4.8
US Bancorp                                                  4.8
Superior Wholesale Inventory Financing Trust                4.8
General Motors Acceptance Corp.                             4.7
MBNA Master Credit Card Trust II                            4.6
Tyco International Group SA                                 4.6
Household Finance Corp.                                     4.4
Wells Fargo & Co.                                           4.2

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

* The Fund commenced operations on November 9, 1992. Index comparisons began November 1, 1992.
++ The London Interbank offered rate (LIBOR) is the interest rate offered by a specific group of London Interbanks for U.S. dollar deposits of a stated maturity.
+  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Yield Plus Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
YIELD PLUS FUND

STATEMENT OF NET ASSETS

                                                           AUGUST 31, 2001

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                   (000)             (000)
                                                     $                 $
                                                  ---------       ---------
LONG-TERM INVESTMENTS - 96.1%
ASSET-BACKED SECURITIES - 30.6%
American Express Credit Account
  Master Trust
  Series 2000-2 Class A
    3.805% due 09/15/07 (a)                          8,000          8,020
Chase Credit Card Master Trust
  Series 2000-1 Class A
    3.810% due 06/15/07 (a)                          5,000          5,009
Citibank Credit Card Issuance Trust
  Series 2001-A2 Class A2
    3.776% due 02/07/08 (a)                          9,000          9,004
First USA Credit Card Master Trust
  Series 1997-7 Class A
    3.718% due 05/17/07 (a)                          4,500          4,503
Fleet Credit Card Master Trust
  Series 1999-D Class A
    3.860% due 04/16/07 (a)                         10,000         10,022
Ford Credit Auto Owner Trust
  Series 2000-D Class A4
    7.130% due 07/15/04                              5,000          5,149
  Series 2000-F Class A1
    3.830% due 08/15/03 (a)                          5,000          5,016
MBNA Master Credit Card Trust
  Series 1999-H Class A
    3.980% due 09/15/06                             10,000         10,028
MBNA Master Credit Card Trust II
  Series 2000-G Class A
    3.900% due 12/17/07 (a)                          2,000          2,004
Providian Master Trust
  Series 2000-2 Class A
    3.810% due 04/15/09 (a)                          3,000          3,001
SLM Student Loan Trust
  Series 1998-2 Class A1
    4.106% due 04/25/07 (a)                          5,237          5,236
Superior Wholesale Inventory
  Financing Trust
  Series 2000-A Class A
    3.900% due 04/15/07 (a)                         12,500         12,504
                                                                  ---------
                                                                   79,496
                                                                  ---------

CORPORATE BONDS AND NOTES - 56.7%
Bank of America Corp.
  Series H
    7.350% due 04/03/02                              3,000          3,063
Bank One NA Illinois
  Series BKNT
    3.810% due 04/28/03 (a)                          4,000          4,000
Boeing Capital Corp.
  Series X
    3.805% due 03/27/02 (a)                          6,000          6,005
Citicorp
  Series 2
    3.695% due 11/12/02 (a)                          5,000          5,001
DaimlerChrysler North America
  Holding Corp.
  Series B
    6.670% due 02/15/02                              5,000          5,058
  Series C
    3.980% due 03/15/02 (a)                          7,500          7,483
Ford Motor Credit Co.
    4.068% due 03/17/03                              6,000          5,973
    6.125% due 04/28/03                              6,600          6,764
General Electric Capital Corp.
  Series A
    6.520% due 10/08/02                              9,500          9,779
General Motors Acceptance Corp.
    5.800% due 03/12/03                              5,000          5,109
    3.986% due 08/04/03 (a)                          7,000          6,980
Household Finance Corp.
    4.168% due 09/10/02 (a)                          6,000          6,009
    5.875% due 11/01/02                              5,235          5,345
JP Morgan Chase & Co.
    3.830% due 01/30/03 (a)                          9,000          9,016
Main Place Funding, LLC
  Series 99-1
    3.632% due 05/28/02 (a)                          8,000          8,004
Merrill Lynch & Co., Inc.
  Series B
    3.859% due 07/24/02 (a)                          5,000          5,007
    3.870% due 01/27/03 (a)                          5,000          5,002

                                       9

                                                  PRINCIPAL         MARKET
                                                   AMOUNT            VALUE
                                                   (000)             (000)
                                                     $                 $
                                                 -----------      ---------
Morgan Stanley Dean Witter & Co.
    7.125% due 01/15/03                              4,000          4,164
  Series C
    4.000% due 04/07/03 (a)                          9,000          9,014
Salomon Smith Barney Holdings, Inc.
  Series H
    3.989% due 07/24/03 (a)                          7,000          7,011
US Bancorp
  Series L
    3.909% due 02/03/03 (a)                         12,500         12,541
Wells Fargo & Co.
  Series C
    3.780% due 03/31/03 (a)                         11,000         11,007
                                                                  --------
                                                                  147,335
                                                                  --------

EURODOLLAR BONDS - 4.2%
Holmes Financing PLC
  Series 1 Class 1A
    3.910% due 07/15/05 (a)                          6,000          5,999
  Series 3 Class 2A
    3.930% due 01/15/07 (a)                          5,000          4,997
                                                                  --------
                                                                   10,996
                                                                  --------

YANKEE BONDS - 4.6%
Tyco International Group SA
    4.155% due 07/30/03 (a)                         12,000         12,000
                                                                  --------

TOTAL LONG-TERM INVESTMENTS
(cost $249,229)                                                   249,827
                                                                  --------

                                                                  MARKET
                                                   NUMBER          VALUE
                                                     OF            (000)
                                                   SHARES            $
                                                  --------        --------
SHORT-TERM INVESTMENTS - 3.5%
Federated Investors Prime Cash
     Obligation Fund                                 9,230          9,230
                                                                  --------

TOTAL SHORT-TERM INVESTMENTS
(cost $9,230)                                                       9,230
                                                                  --------

TOTAL INVESTMENTS - 99.6%
(identified cost $258,459)                                        259,057

OTHER ASSETS AND LIABILITIES,
NET - 0.4%                                                          1,031
                                                                  --------

NET ASSETS - 100.0%                                               260,088
                                                                  ========

(a)  Adjustable or floating rate security.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                AUGUST 31, 2001
ASSETS
Investments at market (identified cost $258,459)                                  $   259,057
Receivables:
   Dividends and interest                                                               1,791
   Fund shares sold                                                                       181
Prepaid expenses                                                                           26
                                                                                  -----------

     Total assets                                                                     261,055

LIABILITIES
Payables:
   Dividends                                                          $     800
   Fund shares redeemed                                                      41
   Accrued fees to affiliates                                                99
   Other accrued expenses                                                    27
                                                                      ---------

     Total liabilities                                                                    967
                                                                                  -----------

NET ASSETS                                                                        $   260,088
                                                                                  ===========

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income                      $       (51)
Accumulated net realized gain (loss)                                                   (5,194)
Unrealized appreciation (depreciation) on investments                                     598
Shares of beneficial interest                                                              26
Additional paid-in capital                                                            264,709
                                                                                  -----------

NET ASSETS                                                                        $   260,088
                                                                                  ===========

NET ASSET VALUE, offering and redemption price per share:
   ($260,088,011 divided by 26,100,155 shares of $.001 par value
     shares of beneficial interest outstanding)                                   $      9.96
                                                                                  ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Interest                                                                        $    14,506
  Dividends                                                                               798
                                                                                  -----------

    Total investment income                                                            15,304

EXPENSES
  Advisory fees                                                        $     664
  Administrative fees                                                        116
  Custodian fees                                                              66
  Distribution fees                                                          152
  Transfer agent fees                                                         36
  Professional fees                                                           21
  Registration fees                                                           30
  Shareholder servicing fees                                                 155
  Trustees' fees                                                              11
  Miscellaneous                                                               35
                                                                       ---------

  Expenses before reductions                                               1,286
  Expense reductions                                                         (12)
                                                                       ---------

    Expenses, net                                                                       1,274
                                                                                  -----------

Net investment income                                                                  14,030
                                                                                  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                   529
Net change in unrealized appreciation (depreciation) on investments                       865
                                                                                  -----------

Net realized and unrealized gain (loss)                                                 1,394
                                                                                  -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                             $    15,424
                                                                                  ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                     FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                                        2001         2000
                                                                      ----------  ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income                                               $  14,030   $   31,863
   Net realized gain (loss)                                                  529       (2,769)
   Net change in unrealized appreciation (depreciation)                      865        3,435
                                                                      ----------  ------------

     Net increase (decrease) in net assets from operations                15,424       32,529
                                                                      ----------  ------------

DISTRIBUTIONS
   From net investment income                                            (14,030)     (31,863)
                                                                      ----------  ------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions        (235,682)     (31,784)
                                                                      ----------  ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                             (234,288)     (31,118)

NET ASSETS
   Beginning of period                                                   494,376      525,494
                                                                      ----------  ------------
   End of period (including accumulated distributions in excess of
     net investment income of $51 and $51, respectively)               $ 260,088   $  494,376
                                                                      ==========  ============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            FISCAL YEARS ENDED AUGUST 31,
                                                            ------------------------------------------------------------
                                                              2001         2000        1999           1998       1997
                                                            ----------   ---------    --------     ---------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $     9.92   $    9.90    $   9.97     $   10.01  $   10.00

INCOME FROM OPERATIONS
   Net investment income (a)                                       .51         .59         .54           .57        .54
   Net realized and unrealized gain (loss)                         .06         .01        (.07)         (.04)       .01

     Total income from operations                                  .57         .60         .47           .53        .55

DISTRIBUTIONS
   From net investment income                                     (.53)       (.58)       (.54)         (.57)      (.54)

NET ASSET VALUE, END OF PERIOD                              $     9.96   $    9.92    $   9.90     $    9.97  $   10.01

TOTAL RETURN (%)                                                  5.86        6.28        4.67          5.40       5.67

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                    260,088     494,376     525,494       672,465    840,055

   Ratios to average net assets (%):
     Operating expenses                                            .48         .42         .41           .41        .38
     Net investment income                                        5.31        5.90        5.29          5.66       5.42

   Portfolio turnover rate (%)                                   86.19      162.12      167.12        249.10      92.38

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Yield Plus Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on a basis of the last sales price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had net tax basis capital loss carryovers of $1,086,432, $1,891,303, $80,342 and $2,135,735, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates of August 31, 2004, August 31, 2007, August 31, 2008 and August 31, 2009, respectively, whichever occurs first.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                 NET
                                                              UNREALIZED
        FEDERAL TAX      UNREALIZED        UNREALIZED        APPRECIATION
           COST         APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
     --------------   --------------     --------------     --------------
     $  258,458,682   $      674,192      $ (76,302)        $    597,890

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain fixed income securities purchased at a discount, futures, mortgage-backed securities, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

FORWARD COMMITMENTS/MORTGAGE DOLLAR ROLLS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   OPTIONS: The Fund may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. This Fund may also purchase and sell call and put options on foreign currencies.

   When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

   The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to off balance sheet risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding US Government and Agency obligations, short-term investments, futures contracts, and repurchase agreements aggregated to $218,486,702 and $419,907,422, respectively.

   For the year ended August 31,2001, sales of US Government and Agency obligations, excluding short-term investments and futures contracts, aggregated to $22,817,311.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2001, there were no outstanding securities on loan and no income earned during the year.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing, and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $11,562 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $66,353, $1,412 and $87,637, by State Street, Capital Markets and CitiStreet, respectively. The Fund did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

              Advisory fees                                 $   54,737
              Administration fees                               11,379
              Custodian fees                                     6,864
              Distribution fees                                  3,699
              Shareholder servicing fees                         3,582
              Transfer agent fees                               16,271
              Trustees' fees                                     2,243
                                                            ----------
                                                            $   98,775
                                                            ==========

   BENEFICIAL INTEREST: As of August 31, 2001, three shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 23%, 20% and 11%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                  FISCAL YEARS ENDED AUGUST 31,
                                                   -----------------------------------------------------
                                                             2001                             2000
                                                   ------------------------       ----------------------
                                                    SHARES        DOLLARS          SHARES       DOLLARS
                                                   --------     -----------       -------    -----------
   Proceeds from shares sold                        37,988      $   377,641        69,488    $   688,713
   Proceeds from reinvestment of
     distributions                                   1,494           14,030         3,014         29,869
   Payments for shares redeemed                    (63,240)        (627,353)      (75,706)      (750,366)
                                                   --------     -----------       -------    -----------
   Total net increase (decrease)                   (23,758)     $  (235,682)       (3,204)   $   (31,784)
                                                   ========     ===========       =======    ===========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

SSgA YIELD PLUS FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                                BOND MARKET FUND

                                 AUGUST 31, 2001

                                 SSgA(R) FUNDS

                                BOND MARKET FUND

                                 Annual Report
                                August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     19

   Notes to Financial Statements                            20

   Fund Management and Service Providers                    26

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA BOND MARKET FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Bond Market Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/TIMOTHY B. HARBERT                           /s/GUSTAFF V. FISH, JR.

Timothy B. Harbert                              Gustaff V. Fish, Jr.
State Street Global Advisors                    SSgA Funds Management, Inc.
Chairman and Chief Executive Officer            President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Joseph F. Marvan, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Bond Market Fund. He joined State Street Global Advisors' Fixed Income team in February 1996. Mr. Marvan is the Unit Head of the Bond group, where he is responsible for both the Core and Passive strategies. Previously, he was a Senior Portfolio Manager specializing in mortgage-backed securities, non-dollar securities, and derivatives. Prior to joining State Street Global Advisors, Mr. Marvan worked in fixed income management and trading with both The Boston Company and Lehman Brothers. He earned his MBA from the F.W. Olin Graduate School of Business at Babson College and his BS in Finance from Ithaca College. Mr. Marvan holds the Chartered Financial Analyst (CFA) designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return by investing in fixed income securities.

INVESTS IN: Investment grade debt instruments including: US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

STRATEGY: The Fund seeks to exceed the return of the Lehman Brothers Aggregate Bond Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                      LEHMAN
                       BOND          BROTHERS
                      MARKET         AGGREGATE
    DATES              FUND        BOND INDEX**
        *            $10,000          $10,000
     1996             $9,781           $9,824
     1997            $10,707          $10,806
     1998            $11,762          $11,948
     1999            $11,770          $12,043
     2000            $12,584          $12,953
     2001            $14,078          $14,554
Total                $80,682          $82,128

PERFORMANCE REVIEW
The SSgA Bond Market Fund gained 11.87% for the fiscal year ended August 31, 2001 versus its benchmark, the Lehman Brothers Aggregate Bond Index, which posted a return of 12.35%. The Fund's performance includes the impact of 46 basis points in fees, whereas the Index return does not include expenses of any type. This represents a benchmark-relative outperformance of 2 basis points, gross of fees, for the fiscal year. An overweighting to spread products (non-Treasury securities), especially mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, was the primary contributing factor in obtaining these results. This strategy modestly contributed to performance during the year. Conversely, security selection in the credit sector negatively affected Fund performance. The Fund avoided sectors such as Retail, due to their vulnerability in an economic slowdown, particularly in January 2001. However, given the sharp

SSgA BOND MARKET FUND

   Period Ended               Growth of        Total
     08/31/01                  $10,000         Return
   ------------               ---------        ------
1 Year                     $    11,187         11.87%
5 Years                    $    14,393          7.55%+
Inception                  $    14,078          6.34%+

LEHMAN BROTHERS AGGREGATE BOND INDEX

Period Ended                  Growth of        Total
  08/31/01                     $10,000         Return
------------                  ---------        ------
1 Year                     $    11,235         12.35%
5 Years                    $    14,816          8.18%+
Inception                  $    14,554          6.95%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

economic slowdown that has occurred, the Manager may continue to avoid these sectors.

MARKET AND PORTFOLIO HIGHLIGHTS
Since the beginning of calendar 2001, the Federal Reserve has been extremely aggressive in lowering short-term interest rates. The Federal Funds rate stands at 3.5% at fiscal year-end, 300 basis points lower than in January and as low as this rate has been in seven years. As a result, Treasury rates are dramatically lower, with the two-year ending the fiscal year at 3.62%, lower by 246 basis points from the beginning of the fiscal year. Ten-year notes closed the year at 4.83%, down 86 basis points for the period and thirty-year bonds were 5.36% at August year-end, down 31 basis points. New issue supply in the credit market has set a volume record calendar year-to-date, resulting in a total issuance of investment-grade, US debt of over $420 billion. This surpasses the entire calendar-year 2000 supply figure of $325 billion. In spite of this significant increase, performance for the Lehman Credit Index as measured by excess return over Treasuries was 302 basis points for the first eight months of calendar 2001, easily surpassing the record 229 basis points posted in 1991.

The Fund continues to maintain a modest overweighting spread product. The Manager believes that credit risk in continue to plague the fixed-income markets and, as a result, the Fund's exposure to corporate issuers continues to be in the larger and more liquid companies. In the near-term, the overall risk profile of the Fund will seek to be in the lower end of the target range (30 to 50 basis points) until the economy shows signs of sustainable growth.

The Fund seeks to enhance returns through benchmark-relative overweighting in the Corporate and Mortgage-Backed sectors. These weightings are reduced or increased throughout the year in response to the Manager's outlook on the market. Additionally, the Fund may carry an overweight to non-index sectors such as asset-backed securities. The Fund does not take explicit active interest rate risk, but by utilizing duration as its measurement, seeks to match that of the Index.


TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)           AUGUST 31, 2001
Federal National Mortgage Association             19.2%
United States Government Treasuries               15.2
Federal Home Loan Mortgage Corp.                  14.4
Government National Mortgage Association           7.4
Quebec, Province of                                2.1
Ford Motor Credit Co.                              2.0
American AAdvantage Money Market Fund              1.5
General Motors Acceptance Corp.                    1.3
Qwest Capital Funding, Inc.                        1.3
Korean Development Bank                            1.0

                                 ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 * The Bond Market Fund commenced operations on February 7, 1996. Index comparisons began February 1, 1996.

** The Lehman Brothers Aggregate Bond Index is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total returns comprises price appreciation/depreciation and income as a percentage of the original investment.

+  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Bond Market Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31,2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
BOND MARKET FUND

STATEMENT OF NET ASSETS

                                                  AUGUST 31, 2001

                                            PRINCIPAL      MARKET
                                              AMOUNT       VALUE
                                              (000)        (000)
                                                $            $
                                            --------      --------
LONG-TERM INVESTMENTS - 86.2%
ASSET-BACKED SECURITIES - 3.9%
BMW Vehicle Lease Trust
  Series 2000-A Class A4
   6.670% due 10/25/03                        1,100         1,147
California Infrastructure SCE-1
  Series 1997-1 Class A5
   6.280% due 09/25/05                        1,265         1,293
Citibank Credit Card Master Trust I
  Series 1999-1 Class A
   5.500% due 02/15/06                          650           666
CNH Equipment Trust
  Series 2000-A Class A4
   7.340% due 02/15/07                        1,000         1,053
DaimlerChrysler Auto Trust
  Series 2000-C Class A4
   6.850% due 11/06/05                        2,000         2,101
EQCC Home Equity Loan Trust
  Series 1999-3 Class A3F
   7.067% due 11/25/24                          560           575
Federal National Mortgage Association
  Series 2001-W2 Class AF3
   5.258% due 05/25/29                          750           750
Providian Master Trust
  Series 2000-1 Class A
   7.490% due 08/17/09                        1,485         1,599
PSE&G Transition Funding, LLC
  Series 2001-1 Class A5
   6.450% due 03/15/13                          485           502
Toyota Auto Receivables Owner Trust
  Series 2000-B Class A4
   6.800% due 04/15/07                        1,380         1,444
                                                          -------
                                                           11,130
                                                          -------

CORPORATE BONDS AND NOTES - 21.0%
Alliance Capital Management LP
    5.625% due 08/15/06                         250           252
Amerada Hess Corp.
    7.300% due 08/15/31                         475           479
American Electric Power, Inc.
  Series A
   6.125% due 05/15/06                          500           506
American General Finance Corp.
  Series F
   5.875% due 07/14/06                          200           203
Anadarko Finance Co.
   6.750% due 05/01/11                          600           616
AOL Time Warner, Inc.
   7.625% due 04/15/31                          850           890
AT&T Corp. - Liberty Media Corp.
   8.250% due 02/01/30                          100            90
AT&T Wireless Group
   8.750% due 03/01/31                          600           667
Bank of America Corp.
   7.125% due 09/15/06                          305           327
   7.400% due 01/15/11                          440           474
Bank One Corp.
   6.500% due 02/01/06                          650           675
Capital One Bank
   6.875% due 02/01/06                          250           253
Chase Manhattan Corp.
   7.875% due 06/15/10                        1,100         1,228
CIT Group, Inc.
   6.500% due 02/07/06                          500           522
Citigroup, Inc.
   6.750% due 12/01/05                        1,400         1,480
Coastal Corp.
   7.500% due 08/15/06                          500           524
Comcast Cable Communications
   6.375% due 01/30/06                          250           255
   6.875% due 06/15/09                          250           256
Consolidated Natural Gas Co.
   6.850% due 04/15/11                          175           181
Continental Airlines
  Series 01-1
   6.703% due 06/15/21                        1,450         1,471

                                        9

                                            PRINCIPAL      MARKET
                                              AMOUNT       VALUE
                                              (000)        (000)
                                                $            $
                                            --------      --------
Continental Airlines, Inc.
  Pass-thru Certificate
  Series 1999-1 Class A
   6.545% due 02/02/19                          552           553
Credit Suisse First Boston USA, Inc.
   5.875% due 08/01/06                          150           152
DaimlerChrysler North America
  Holding Corp.
   6.400% due 05/15/06                          830           846
Delhaize America, Inc.
   7.375% due 04/15/06                          200           209
DTE Energy Co.
   6.450% due 06/01/06                          350           361
Edison Mission Energy
   10.000% due 08/15/08                         200           204
El Paso Energy Corp.
   6.750% due 05/15/09                          500           494
   8.050% due 10/15/30                          850           879
Enron Corp.
   9.125% due 04/01/03                        1,000         1,063
   7.625% due 09/10/04                          250           264
EOP Operating LP
   6.375% due 02/15/03                          500           513
   6.500% due 01/15/04                          250           258
Equitable Life Assurance Society
   6.950% due 12/01/05                          500           525
   7.700% due 12/01/15                          500           548
Financing Corp.
   9.400% due 02/08/18                          500           672
First Union National Bank
  Series BNKT
   7.800% due 08/18/10                          325           358
Firstar Bank North America
   7.125% due 12/01/09                          350           373
FleetBoston Financial Corp.
   7.250% due 09/15/05                          700           748
Ford Motor Credit Co.
   7.500% due 01/15/03                        1,000         1,040
   5.750% due 02/23/04                          550           560
   6.700% due 07/16/04                        1,000         1,039
   7.600% due 08/01/05                          500           530
   6.875% due 02/01/06                        2,000         2,065
General Electric Capital Corp.
   7.500% due 06/05/03                          800           847
General Motors Acceptance Corp.
   5.950% due 03/14/03                        1,000         1,021
   6.380% due 01/30/04                        1,000         1,033
   6.750% due 01/15/06                        1,500         1,549
Goldman Sachs Group, Inc.
   7.625% due 08/17/05                          750           810
Hong Kong Land Finance
   7.000% due 05/03/11                          250           254
Household Finance Corp.
   6.500% due 01/24/06                          750           779
   8.000% due 07/15/10                          250           280
   6.750% due 05/15/11                          250           257
International Paper Co.
   6.750% due 09/01/11                          175           177
JP Morgan Chase & Co.
   6.750% due 02/01/11                          450           466
Kemper Corp.
   6.875% due 09/15/03                          345           361
Keyspan Corp.
   6.150% due 06/01/06                          400           412
KMart Corp.
   9.875% due 06/15/08                          200           203
Lehman Brothers Holdings, Inc.
   6.625% due 04/01/04                          375           391
Lenfest Communications, Inc.
   8.375% due 11/01/05                          450           492
Lockheed Martin Corp.
   7.650% due 05/01/16                          500           545

                                       10

                                            PRINCIPAL      MARKET
                                              AMOUNT       VALUE
                                              (000)        (000)
                                                $            $
                                            --------      --------
Massachusetts Mutual Life
   7.625% due 11/15/23                          875           927
Mellon Funding Corp.
   7.500% due 06/15/05                        1,000         1,085
Merrill Lynch & Co., Inc.
  Series B
   6.800% due 11/03/03                        1,100         1,154
MidAmerican Funding LLC
   6.339% due 03/01/09                          400           393
Mirant Americas Generation, Inc.
   8.300% due 05/01/11                          200           213
Morgan Stanley Dean Witter & Co.
   5.625% due 01/20/04                        1,150         1,175
Motorola, Inc.
   7.625% due 11/15/10                          125           126
Norfolk Southern Corp.
   8.375% due 05/15/05                          375           410
   7.250% due 02/15/31                          850           860
Northwest Airlines
Pass-Thru Certificates
  Series 2000-1 Class G
   8.072% due 10/01/19                          796           884
NRG Energy, Inc.
   7.750% due 04/01/11                          300           314
Pacific Mutual Life
  Series DTC
   7.900% due 12/30/23                          700           748
PNC Funding Corp.
   7.500% due 11/01/09                          275           298
Progress Energy, Inc.
   7.100% due 03/01/11                          750           792
Qwest Capital Funding, Inc.
   5.875% due 08/03/04                          450           455
   6.250% due 07/15/05                          600           605
   7.000% due 08/03/09                          250           251
   7.900% due 08/15/10                          850           901
   7.750% due 02/15/31                        1,200         1,196
R&B Falcon Corp.
   9.500% due 12/15/08                          300           348
Raytheon Co.
   8.200% due 03/01/06                          400           426
SBC Communications, Inc.
   5.750% due 05/02/06                          650           662
Sears Roebuck Acceptance Corp.
   6.750% due 08/15/11                          225           224
Sprint Capital Corp.
   7.125% due 01/30/06                          600           626
Target Corp.
   7.000% due 07/15/31                          300           306
Tele-Communications, Inc.
   7.250% due 08/01/05                          500           521
   9.800% due 02/01/12                        1,200         1,469
Tosco Corp.
   8.125% due 02/15/30                          600           678
Transocean Sedco Forex, Inc.
   7.500% due 04/15/31                          850           864
Verizon Global Funding Corp.
   6.750% due 12/01/05                          900           943
Viacom, Inc.
   7.750% due 06/01/05                          750           810
Wells Fargo & Co.
   6.625% due 07/15/04                          500           525
Wells Fargo Bank NA
   6.450% due 02/01/11                        1,065         1,087
Wells Fargo Financial, Inc.
   7.000% due 11/01/05                          500           533
Williams Cos, Inc.
   7.875% due 09/01/21                          175           180
WorldCom, Inc.
   8.000% due 05/15/06                          800           862
   8.250% due 05/15/31                          850           869
                                                          -------
                                                           60,200
                                                          -------

                                       11

                                            PRINCIPAL      MARKET
                                              AMOUNT       VALUE
                                              (000)        (000)
                                                $            $
                                            --------      --------
EURODOLLAR BONDS - 4.5%
British Telecommunications PLC
   7.625% due 12/15/05                          460           495
Chile, Republic of
   6.875% due 04/28/09                          100           101
Citic Pacific Finance
   7.625% due 06/01/11                          350           354
Egypt, Arab Republic of
   8.750% due 07/11/11                          250           258
Hutchison Whamp International, Ltd.
   7.000% due 02/16/11                          400           405
Koninklijke KPN NV
   7.500% due 10/01/05                          350           349
Korea, Republic of
   8.750% due 04/15/03                        1,000         1,062
Malaysia
   7.500% due 07/15/11                          100           104
Ontario, Province of
   7.375% due 01/27/03                        1,070         1,123
   7.625% due 06/22/04                          585           633
Petrobas International Finance Co.
   9.750% due 07/06/11                          550           550
Quebec, Province of
   5.750% due 02/15/09                        4,500         4,495
Telefonica Europe BV
   7.750% due 09/15/10                          300           319
Telekomunikacja Polska SA
   7.125% due 12/10/03                        1,000         1,032
   7.750% due 12/10/08                          435           443
United Mexican States
   9.875% due 02/01/10                          745           823
   8.375% due 01/14/11                          410           420
                                                          -------
                                                           12,966
                                                          -------

MORTGAGE-BACKED SECURITIES - 35.0%
Capco America Securitization Corp.
  Series 1998-D7 Class A1A
   5.860% due 12/15/07                        1,576         1,611
DLJ Commercial Mortgage Corp.
  Series 1998-CF2 Class A1A
   5.880% due 11/12/31                        1,807         1,843
Federal Home Loan Mortgage
  Corp. Participation Certificate
   9.000% due 2004                               16            16
   9.000% due 2005                              102           108
   9.000% due 2010                              173           184
   6.000% due 2011                               53            54
   8.000% due 2011                               39            41
   7.000% due 2028                            2,389         2,447
   6.500% due 2029                            4,613         4,647
   7.000% due 2029                            1,871         1,916
Federal National Mortgage Association
   6.500% 15 Year TBA (b)                     4,800         4,891
   6.500% 30 Year TBA (b)                     4,950         4,969
   7.000% 30 Year TBA (b)                     5,000         5,111
   7.500% 30 Year TBA (b)                     4,775         4,921
   6.000% due 2009                               82            84
   6.000% due 2011                              106           107
   5.500% due 2014                              127           126
   6.500% due 2014                            4,559         4,657
   7.500% due 2015                            1,109         1,151
   6.000% due 2016                            1,533         1,538
   8.000% due 2023                                3             3
   8.500% due 2024                                7             7
   7.500% due 2025                               36            37
   8.000% due 2025                              201           211
   9.000% due 2025                            3,832         4,119
   9.000% due 2026                               33            35
   6.500% due 2027                              114           115
   8.000% due 2027                            1,770         1,848
   7.000% due 2029                               33            34
   6.500% due 2030                            1,077         1,081
   8.500% due 2031                            4,294         4,518

                                       12

                                            PRINCIPAL      MARKET
                                              AMOUNT       VALUE
                                              (000)        (000)
                                                $            $
                                            --------      --------
Federal National Mortgage Corp.
   6.000% 15 Year TBA (b)                     2,600         2,612
   6.000% 30 Year TBA (b)                     9,500         9,346
   7.500% 30 Year TBA (b)                     4,890         5,044
   7.000% 30 Year TBA Gold (b)                4,825         4,925
   8.500% due 2025                               20            21
GMAC Commercial Mortgage
  Securities, Inc.
  Series 1998-C1 Class A1
   6.411% due 11/15/07                        1,453         1,501
Government National
  Mortgage Association
   6.500% 30 Year TBA (b)                     5,880         5,937
   8.000% due 2008                               61            65
   8.000% due 2012                              656           686
   10.000% due 2013                              14            16
   7.500% due 2022                                7             8
   7.000% due 2023                            1,383         1,426
   7.500% due 2023                               23            24
   6.500% due 2024                               25            26
   7.500% due 2024                              563           586
   8.500% due 2025                              101           107
   9.500% due 2025                               15            16
   7.500% due 2027                              292           303
   6.000% due 2028                              318           315
   6.500% due 2028                            1,289         1,302
   7.000% due 2028                              347           356
   7.500% due 2028                              769           797
   8.500% due 2028                            1,174         1,234
   7.500% due 2029                              789           817
   8.000% due 2029                              706           738
   8.500% due 2029                              715           752
   7.500% due 2030                            1,658         1,717
   8.000% due 2030                            1,468         1,533
   8.500% due 2030                            1,107         1,164
LB-UBS Commercial Mortgage Trust
  Series 2000-C3 Class A2
   7.950% due 01/15/10                        2,960         3,297
Nomura Asset Securities Corp.
  Series 1998-D6, Class A1B
   6.590% due 03/17/28                          385           402
Washington Mutual
  Series 2001-AR1 Class IIA2
   5.423% due 09/25/31 (d)                    1,000         1,000
                                                          -------
                                                          100,503
                                                          -------

UNITED STATES GOVERNMENT
AGENCIES - 5.7%
Federal Home Loan Mortgage Corp.
   6.375% due 08/01/11                        3,500         3,586
   6.750% due 03/15/31                        1,650         1,778
Federal National Mortgage Association
   4.750% due 03/15/04                        2,075         2,098
   5.625% due 05/14/04                        4,200         4,334
   6.560% due 11/26/07                          400           409
   6.400% due 05/14/09                        1,000         1,026
   6.000% due 05/15/11                        3,175         3,260
                                                          -------
                                                           16,491
                                                          -------

UNITED STATES GOVERNMENT
TREASURIES - 13.9%
United States Treasury Bonds
   8.125% due 08/15/19                        3,845         5,022
   8.125% due 08/15/21                        5,315         7,021
   7.125% due 02/15/23                        4,255         5,126
   6.750% due 08/15/26                        1,100         1,287
   6.250% due 05/15/30                        2,320         2,592
   5.375% due 02/15/31                          425           425
United States Treasury Notes
   3.875% due 07/31/03                          835           839
   4.625% due 05/15/06                       11,580        11,690
   5.000% due 08/15/11                        5,990         6,073
                                                          -------
                                                           40,075
                                                          -------

                                       13

                                            PRINCIPAL      MARKET
                                              AMOUNT       VALUE
                                              (000)        (000)
                                                $            $
                                            --------      --------
YANKEE BONDS - 2.2%
AT&T Canada, Inc.
   12.000% due 08/15/07                         500           508
Banco Santiago SA
   7.000% due 07/18/07                          200           200
Korea Development Bank
   7.625% due 10/01/02                        2,570         2,658
Kowloon-Canton Railway
   8.000% due 03/15/10                          215           241
Nortel Networks, Ltd.
   6.125% due 02/15/06                          350           308
Petroleos Mexicanos
   6.500% due 02/01/05                          250           250
Quebec, Province of
   7.500% due 09/15/29                        1,000         1,120
Telus Corp.
   8.000% due 06/01/11                          150           160
Tyco International Group SA
   5.800% due 08/01/06                          400           402
Vodafone Group PLC
   7.625% due 02/15/05                          550           588
                                                          -------
                                                            6,435
                                                          -------

TOTAL LONG-TERM INVESTMENTS
(cost $241,186)                                           247,800
                                                          -------

SHORT-TERM INVESTMENTS - 7.2%
American AAdvantage Money
  Market Fund                                 4,157         4,157
Federal Home Loan Mortgage
  Discount Note
   5.490% due 09/04/01 (e)                    2,000         2,000
Federated Investors Prime Cash
  Obligation Fund                            13,683        13,683
United States Treasury Bills (a)(c)(e)
   3.570% due 09/06/01                          230           230
   3.575% due 09/06/01                          500           500
                                                          -------

TOTAL SHORT-TERM INVESTMENTS
(cost $20,570)                                             20,570
                                                          -------

TOTAL INVESTMENTS - 93.4%
(identified cost $261,756)                                268,370

OTHER ASSETS AND LIABILITIES,
NET - 6.6%                                                 18,971
                                                          -------

NET ASSETS - 100.0%                                       287,341
                                                          =======

(a) At amortized cost, which approximates market.
(b) Forward commitment.
(c) Pledged to cover initial margin requirements for open futures contracts by the Fund.
(d) Adjustable or floating rate security.
(e) Rate noted is yield-to-maturity from date of acquisition.

ABBREVIATIONS:
TBA - To Be Announced Security.

 See accompanying notes which are an integral part of the financial statements.

                                                         UNREALIZED
                                          NUMBER        APPRECIATION
                                            OF          (DEPRECIATION)
FUTURES CONTRACTS                        CONTRACTS           (000)
------------------------                -----------     --------------
Eurodollar Futures
  expiration date 09/01                      13         $     41
  expiration date 12/01                      13               48
  expiration date 03/02                      15               54
  expiration date 06/02                       8               14
  expiration date 09/02                      16               16
  expiration date 12/02                      17               18
  expiration date 03/03                      17               16
  expiration date 06/03                      12                7
  expiration date 09/03                      13                8
  expiration date 12/03                      13                7
  expiration date 03/04                      13                7
  expiration date 06/04                      13                7
  expiration date 09/04                       8                3
  expiration date 12/04                       7                2
  expiration date 03/05                       7                1
  expiration date 06/05                       8                1
  expiration date 09/05                       4                1
U.S. Treasury Notes 5 Year
  expiration date 12/01                      43               10
                                                        ---------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased                                   $    261
                                                        =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                   AUGUST 31, 2001

ASSETS
Investments at market (identified cost $261,756)                                $     268,370
Receivables:
  Dividends and interest                                                                2,340
  Investments sold (regular settlement)                                                 4,516
  Investments sold (delayed settlement)                                                76,580
  Fund shares sold                                                                         95
Prepaid expenses                                                                           11
                                                                                -------------

    Total assets                                                                      351,912

LIABILITIES
Payables:
  Investments purchased (regular settlement)                      $       696
  Investments purchased (delayed settlement)                           63,356
  Fund shares redeemed                                                    384
  Accrued fees to affiliates                                              103
  Other accrued expenses                                                   15
  Daily variation margin on futures contracts                              17
                                                                  -----------

    Total liabilities                                                                  64,571
                                                                                -------------

NET ASSETS                                                                      $     287,341
                                                                                =============

NET ASSETS CONSIST OF:
Undistributed net investment income                                             $       1,930
Accumulated distributions in excess of net realized gain (loss)                        (2,193)
Unrealized appreciation (depreciation) on:
  Investments                                                                           6,614
  Futures contracts                                                                       261
Shares of beneficial interest                                                              28
Additional paid-in capital                                                            280,701
                                                                                -------------

NET ASSETS                                                                      $     287,341
                                                                                =============

NET ASSET VALUE, offering and redemption price per share:
   ($287,340,991 divided by 28,289,892 shares of $.001 par value
      shares of beneficial interest outstanding)                                $       10.16
                                                                                =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                         FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
  Interest                                                                      $      17,980
  Dividends                                                                               386
                                                                                -------------

     Total investment income                                                           18,366

EXPENSES
  Advisory fees                                                   $       886
  Administrative fees                                                     125
  Custodian fees                                                           90
  Distribution fees                                                        73
  Transfer agent fees                                                      47
  Professional fees                                                        19
  Registration fees                                                        30
  Shareholder servicing fees                                               77
  Trustees' fees                                                           12
  Miscellaneous                                                            14
                                                                  -----------

  Expenses before reductions                                            1,373
  Expense reductions                                                       (4)
                                                                  -----------

     Expenses, net                                                                      1,369
                                                                                -------------

Net investment income                                                                  16,997
                                                                                -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                           9,587
  Futures contracts                                                       623          10,210
Net change in unrealized appreciation (depreciation) on:          -----------
  Investments                                                           5,651
  Futures contracts                                                       261           5,912
                                                                  -----------   -------------

Net realized and unrealized gain (loss)                                                16,122
                                                                                -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                             $    33,119
                                                                                =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                      FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2001            2000
                                                                  -----------     -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                           $    16,997     $    17,735
  Net realized gain (loss)                                             10,210          (7,086)
  Net change in unrealized appreciation (depreciation)                  5,912           8,406
                                                                  ----------      -----------

    Net increase (decrease) in net assets from operations              33,119          19,055
                                                                  -----------     -----------

DISTRIBUTIONS
  From net investment income                                          (19,860)        (16,896)
  From net realized gain                                                   --              (9)
                                                                  -----------     -----------

    Net decrease in net assets from distributions                     (19,860)        (16,905)
                                                                  -----------     -----------

SHARE TRANSACTIONS
    Net increase (decrease) in net assets from share transactions     (51,545)         54,193
                                                                  -----------     -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                           (38,286)         56,343

NET ASSETS
  Beginning of period                                                 325,627         269,284
                                                                  -----------     -----------
  End of period (including undistributed net investment income of
    $1,930 and $4,736, respectively)                              $   287,341     $   325,627
                                                                  ===========     ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                     FISCAL YEARS ENDED AUGUST 31,
                                          --------------------------------------------------
                                             2001       2000      1999     1998      1997
                                          ---------- --------- --------- --------- ---------
NET ASSET VALUE, BEGINNING OF PERIOD      $     9.70 $    9.63 $   10.35 $    9.97 $    9.63
                                          ---------- --------- --------- --------- ---------
INCOME FROM OPERATIONS
  Net investment income (a)                      .57       .58       .54       .55       .53
  Net realized and unrealized gain (loss)        .54       .06      (.52)      .40       .35
                                          ---------- --------- --------- --------- ---------
    Total income from operations                1.11       .64       .02       .95       .88
                                          ---------- --------- --------- --------- ---------

DISTRIBUTIONS
  From net investment income                    (.65)     (.57)     (.54)     (.54)     (.54)
  From net realized gain                          --        --      (.20)     (.03)       --
                                          ---------- --------- --------- --------- ---------
    Total distributions                         (.65)     (.57)     (.74)     (.57)     (.54)

NET ASSET VALUE, END OF PERIOD            $    10.16 $    9.70 $    9.63 $   10.35 $    9.97

TOTAL RETURN (%)                               11.87      6.92       .07      9.86      9.47
                                          ========== ========= ========= ========= =========

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)   287,341   325,627   269,284   190,151    87,670

  Ratios to average net assets (%):
    Operating expenses, net (b)                  .46       .48       .50       .48       .50
    Operating expenses, gross (b)                .46       .48       .50       .52       .74
    Net investment income                       5.75      6.09      5.50      5.74      6.05

  Portfolio turnover rate (%)                 388.98    248.34    327.83    300.77    375.72

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Bond Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $1,805,438, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                              NET
                                                           UNREALIZED
        FEDERAL TAX       UNREALIZED     UNREALIZED       APPRECIATION
           COST          APPRECIATION  (DEPRECIATION)     (DEPRECIATION)
        -----------      ------------  --------------     --------------
   $    261,882,641   $  6,652,635     $  (165,170)      $ 6,487,465

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   FORWARD COMMITMENTS/MORTGAGE DOLLAR ROLLS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. For example, the Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $109,618,611 and 102,106,462, respectively.

   For the year ended August 31,2001, purchases, sales, and maturities of US Government and Agency obligations, excluding short-term investments, aggregated to $968,323,417, $971,912,303, and $35,000,000, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, there were no outstanding securities on loan and no income earned during the year.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .50% of average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $4,262 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .100% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $63,902, $312 and $12,645 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

Advisory fees                        $    73,478
Administration fees                       10,241
Custodian fees                             6,061
Distribution fees                            520
Shareholder servicing  fees                3,583
Transfer agent fees                        7,368
Trustees' fees                             1,799
                                     -----------
                                     $   103,050
                                     ===========

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                               FISCAL YEARS ENDED AUGUST 31,
                                    -------------------------------------------------
                                              2001                      2000
                                    ------------------------   ----------------------
                                     SHARES        DOLLARS      SHARES      DOLLARS
                                    ---------    -----------   ---------  -----------
Proceeds from shares sold               9,541    $    94,152      13,702  $   130,845
Proceeds from reinvestment of
  distributions                           810          7,895         856        8,083
Payments for shares redeemed          (15,644)      (153,592)     (8,927)     (84,735)
                                    ---------    -----------   ---------  -----------
Total net increase (decrease)          (5,293)   $   (51,545)      5,631  $    54,193
                                    =========    ===========   =========  ===========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7. DIVIDENDS
   On September 4, 2001, the Board of Trustees declared a dividend of $.1313 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

SSgA BOND MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327
--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
   Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                               S&P 500 INDEX FUND


                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                               S&P 500 INDEX FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                       Page

   Chairman's Letter                                     4

   Portfolio Management Discussion and Analysis          6

   Report of Independent Accountants                     8

   Financial Statements                                  9

   Financial Highlights                                 12

   Notes to Financial Statements                        13

   Tax Information                                      17

   Fund Management and Service Providers                18

   Financial Statements of the Portfolio                19

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA S&P 500 INDEX FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA S&P 500 Index Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                                /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. James May, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA S&P 500 Index Fund since May 1995. He is a Senior Portfolio Manager in the US Passive Equity Group where he currently manages a variety of portfolios including the Commingled Russell Special Small Fund and several separately managed funds. Before joining the US Passive Equity Group, Mr. May worked in the firm's Passive US Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1989. He holds an MBA from Boston College and a BS in Finance from Bentley College. He is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: To replicate the total return of the S&P 500(R)Index before expenses.

INVESTS IN: Shares of the State Street Equity 500 Index Portfolio.

STRATEGY: The Portfolio's holdings are composed of the 500 stocks in the S&P 500(R) Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                          S&P 500            S&P 500(R)
        DATES            INDEX FUND           INDEX**
      Inception*           $10,000             $10,000
            1993           $10,806             $10,842
            1994           $11,377             $11,435
            1995           $13,780             $13,887
            1996           $16,323             $16,488
            1997           $22,901             $23,190
            1998           $24,713             $25,067
            1999           $34,479             $35,048
            2000           $40,086             $40,768
            2001           $30,272             $30,825
Total                     $214,737            $217,550

PERFORMANCE REVIEW The Fund closed the fiscal year ended August 31, 2001 with a loss of 24.48%, which closely mirrors the S&P 500(R) Index which fell 24.39%. The Fund's slight deviation from the benchmark return is attributable principally to the payment of operating expenses. Index results do not reflect fees or expenses of any kind.

The SSgA S&P 500 Fund invests all of its assets in the State Street Equity 500 Index Portfolio (the "Portfolio"). Under this arrangement, the SSgA S&P 500 Fund does not hold any individual securities, but based on its shares outstanding in the Portfolio, receives an allocation of income, expenses, and capital gains/losses generated by the Portfolio.

MARKET AND PORTFOLIO HIGHLIGHTS
The 500 stocks of the S&P 500(R) Index represent approximately 80% of the market value of all US common stocks. Standard and Poor's Corporation chooses the 500

SSgA S&P 500 INDEX FUND

     Period Ended                  Growth of      Total
      08/31/01                      $10,000      Return
---------------------------        ---------     ------
1 Year                           $    7,552      (24.48)%
5 Years                          $   18,546       13.14%+
Inception                        $   30,272       13.62%+


STANDARD & POOR'S(R) 500 COMPOSITE STOCK PRICE INDEX

     Period Ended                 Growth of         Total
      08/31/01                     $10,000         Return
---------------------------       ---------        ------
1 Year                           $    7,561        (24.39)%
5 Years                          $   18,695         13.33%+
Inception                        $   30,825         13.87%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

stocks to capture the price performance of a large cross-section of the US publicly traded stock market. The Index is also structured to approximate the general distribution of industries in the US economy and does not necessarily represent the 500 largest companies.

The past fiscal year has been a long year for investors. The days of double digit positive returns are becoming a distant memory. The US equity market has been a continual disappointment, as eight of the past 12 months have resulted in losses for the S&P 500(R) Index.

As the Federal Reserve and the Bush administration attempted to invigorate the laboring economy with interest rate cuts and tax legislation, the S&P 500(R) Index has undergone some changes over the past year. The once dominating Technology sector is no longer the largest sector in the Index. Poor market performance has dragged the Technology sector down while the Financial sector has replaced it as the largest sector in the Index. Financial sector securities now comprise about 18% of the Index while Technology sector securities make up approximately 17.4%. To illustrate perspective, last year at this time Technology made up slightly more than 34% of the S&P 500(R) Index, while Financial sector securities represented about 14.5%.

Technology companies have been among the worst individual performers over the last year. The worst performing stock over the past fiscal year was JDS Uniphase. Added to the Index in January 2000, it had a cap weight of 1.00% and the price of the stock upon entry was $135.94. JDS Uniphase closed the month of August 2001 at a price of $7.05, a return of -94.34%. It now represents less than 1/10 of 1%, or 10 basis points, of the Index.

However, JDS Uniphase does not deserve all the blame for Technology's fall from grace over the past year. Other well known companies posted similar disappointing results. Nortel Networks was down 92.26%, while Yahoo lost 90.24% for the twelve months ended August 31, 2001. In fiscal 2000, Network Appliance was one of the best performing securities in the S&P 500(R) Index, returning 612.46%. In fiscal 2001, Network Appliance is among the worst performers, posting a loss of 88.92%.

However, not all news of fiscal 2001 is depressing. Many issues have reported strong returns in the face of a struggling global economy. Until recently, financial and healthcare stocks have done well. Two of the top three returning stocks for the past fiscal year are in the Healthcare sector. Healthsouth is the best performing security in the S&P 500(R) Index, returning 195.18%. Manor Care was the third best performer, posting a return of 110.32%. H&R Block, in the Financial sector, posted the second best return for the year, gaining 120.26%.

In a capitalization-weighted index such as the S&P 500(R), the size of the stock relative to other constituents in the Index has more relevance than absolute returns. For example, the largest detractor for performance in fiscal 2001 was the largest constituent of the Index, General Electric, which lost 29.12% during the period. As the largest cap-weighted security in the Index at 3.97%, GE's impact on Index performance was -1.15%. In terms of absolute return, GE was the 99th worst performing stock in the Index. On the positive side, Philip Morris posted a return of 67.16%. At approximately 100 basis points, or 1.00% of the Index, Philip Morris contributed 68 basis points to the overall performance of the Index.

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

   * The Fund commenced operations on December 30, 1992. Index comparison began December 31, 1992.

   ** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

   +   Annualized.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the security at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                         AUGUST 31, 2001
ASSETS
Investment in State Street Equity 500 Index Portfolio, at value                         $    2,321,480
Receivable for Fund shares sold                                                                  1,912
Prepaid expenses                                                                                    28
                                                                                        --------------

     Total assets                                                                            2,323,420


LIABILITIES
Payables:
  Fund shares redeemed                                                    $      2,127
  Accrued fees to affiliates                                                       711
  Other accrued expenses                                                           342
                                                                          ------------

     Total liabilities                                                                           3,180
                                                                                        --------------

NET ASSETS                                                                              $    2,320,240
                                                                                        ==============

NET ASSETS CONSIST OF:
Undistributed net investment income                                                     $        6,760
Accumulated net realized gain (loss) allocated from Portfolio                                  (83,239)
Unrealized appreciation (depreciation) allocated from Portfolio:
  Investments                                                                                  131,415
  Futures contracts                                                                             (5,598)
Shares of beneficial interest                                                                      124
Additional paid-in capital                                                                   2,270,778
                                                                                        --------------
NET ASSETS                                                                              $    2,320,240
                                                                                        ==============
NET ASSET VALUE, offering and redemption price per share:
   ($2,320,239,550 divided by 123,610,770 shares of $.001 par value
     shares of beneficial interest outstanding)                                         $        18.77
                                                                                        ==============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                               FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
  Dividends                                                                                       $   30,684
  Interest                                                                                             2,916
  Expenses                                                                                            (1,168)
                                                                                                  -----------

    Total investment income allocated from Portfolio                                                  32,432

FUND LEVEL EXPENSES
  Administrative fees                                                              $    492
  Fund accounting fees                                                                   18
  Distribution fees                                                                     925
  Transfer agent fees                                                                   288
  Professional fees                                                                      38
  Registration fees                                                                     158
  Shareholder servicing fees                                                          1,241
  Trustees' fees                                                                         41
  Miscellaneous                                                                          70
                                                                                 ----------

  Total Fund level expenses                                                                            3,271
                                                                                                  -----------

Net investment income                                                                                 29,161
                                                                                                  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM PORTFOLIO
Net realized gain (loss) on:
  Investment transactions                                                           (43,870)
  Futures transactions                                                              (13,372)         (57,242)
                                                                                 -----------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                      (712,817)
  Futures contracts                                                                  (7,864)        (720,681)
                                                                                 -----------      -----------

Net realized and unrealized gain (loss)                                                             (777,923)
                                                                                                  -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                             $ (748,762)
                                                                                                  ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                               FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                2001             2000
                                                                           --------------   ------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                                    $     29,161     $     31,764
  Net realized gain (loss)                                                      (57,242)         247,131
  Net change in unrealized appreciation (depreciation)                         (720,681)         168,864
                                                                           --------------   ------------

     Net increase (decrease) in net assets from operations                     (748,762)         447,759
                                                                           --------------   ------------

DISTRIBUTIONS
  From net investment income                                                    (29,710)         (32,901)
  From net realized gain                                                       (134,178)         (83,817)
                                                                           --------------   ------------
     Net decrease in net assets from distributions                             (163,888)        (116,718)
                                                                           --------------   ------------

SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions                 127,723          100,163
                                                                           --------------   ------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                     (784,927)        431,204

NET ASSETS
  Beginning of period                                                         3,105,167        2,673,963
                                                                           --------------   ------------
  End of period (including undistributed net investment income of
    $6,760 and $7,507, respectively)                                       $  2,320,240     $  3,105,167
                                                                           ==============   ============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                                     FISCAL YEARS ENDED AUGUST 31,
                                                     ----------------------------------------------------------
                                                        2001        2000         1999         1998      1997
                                                     ---------   ---------    --------    --------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   26.41   $   23.74   $   19.42   $   18.96    $   14.41
                                                     ---------   ---------    --------    --------    ---------
INCOME FROM OPERATIONS
  Net investment income (a)                                .24         .27         .29         .31          .32
  Net realized and unrealized gain (loss)                (6.46)       3.40        6.74        1.18         5.22
                                                     ---------   ---------    --------    --------    ---------

     Total income from operations                        (6.22)       3.67        7.03        1.49         5.54
                                                     ---------   ---------    --------    --------    ---------
DISTRIBUTIONS
  From net investment income                              (.25)       (.28)       (.29)       (.32)        (.32)
  From net realized gain                                 (1.17)       (.72)      (2.42)       (.71)        (.67)
                                                     ---------   ---------    --------    --------    ---------

     Total distributions                                 (1.42)      (1.00)      (2.71)      (1.03)        (.99)
                                                     ---------   ---------    --------    --------    ---------
NET ASSET VALUE, END OF PERIOD                       $   18.77   $   26.41   $   23.74   $   19.42    $   18.96
                                                     =========   =========    ========    ========    =========
TOTAL RETURN (%)                                        (24.48)      16.26       39.52        7.91        40.30

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)           2,320,240   3,105,167   2,673,963   1,615,913    1,299,571

  Ratios to average net assets (%):
    Operating expenses, net (b)(c)                         .17         .18         .18         .17         .16
    Operating expenses, gross (b)(c)                       .17         .24         .28         .27         .26
    Net investment income                                 1.12        1.08        1.29        1.50        2.00

  Portfolio turnover of the Fund (%)(d)                    N/A       16.43       13.80       26.17        7.54

  Portfolio turnover of the Portfolio (%)                12.01       14.00         N/A         N/A         N/A

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.
(c) Expense ratios for the periods subsequent to June 1, 2000 (commencement of Master-Feeder structure) include the Fund's share of the Portfolio's allocated expenses.
(d) Portfolio turnover represents the rates of portfolio activity for the periods through May 31, 2000, while the Fund was making investments directly in securities.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA S&P 500 Index Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

   The Fund invests all of its investable assets in interests in State Street Equity 500 Index Portfolio (the "Portfolio"). The investment objective and policies of the Portfolio are the same as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 84.6% at August 31,2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. Investments in other mutual funds are valued at the net asset value per share.

   SECURITY VALUATION: The Fund records its investment in the Portfolio at value. Valuation of securities held by the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   INVESTMENT INCOME: The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all expenses of the Fund determined in accordance with accounting principles generally accepted in the United States.

   OTHER: Investment transactions are accounted for on a trade date basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $7,245,507, which may be applied against any realized net taxable gains in each succeeding year or until it's expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $23,106,370 incurred from November 1, 2000 to August 31, 2001 and treat it as arising in fiscal year 2002.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   EXPENSES: Most expenses can be directly attributed to the individual Fund. Additionally, expenses allocated from the Portfolio are recorded and identified separately in the Statement of Operations. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES  TRANSACTIONS
   INVESTMENT TRANSACTIONS: Net daily increases and decreases in the Fund's investment in the Portfolio aggregated $473,212,910 and $514,566,571 respectively, for the year ended August 31,2001. A redemption in-kind of securities resulted in a realized gain of $18,835,548.

4. RELATED PARTIES
   ADVISER: The Fund is allocated a charge for a management fee from the Portfolio, calculated daily at an annual rate of .045% of its average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Portfolio on behalf of its investors. Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. The Adviser has agreed to reimburse the Fund for all fund and allocated portfolio expenses that exceed .18%. See Note 4 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. The Investment Company also has contracts with State Street to provide fund accounting, shareholder servicing and transfer agent services to the Fund. These amounts are presented on the accompanying Statement of Operations.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Fund: $0 to $1 billion - .0315%; over $1 billion - .01%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of

   Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .100% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $640,779, $5,456 and $195,822 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31,2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:


    Administration fees                    $     49,864
    Fund accounting fees                          1,448
    Distribution fees                            59,507
    Shareholder servicing fees                  564,705
    Transfer agent fees                          33,432
    Trustees' fees                                2,167
                                           ------------
                                           $    711,123
                                           ============

   BENEFICIAL INTEREST: As of August 31, 2001, one shareholder was a record owner of approximately 11% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                             FISCAL YEARS ENDED AUGUST 31,
                                               ------------------------------------------------------
                                                        2001                          2000
                                               ------------------------------------------------------
                                                SHARES       DOLLARS         SHARES         DOLLARS
                                               --------     ---------      ----------     -----------
  Proceeds from shares sold                      43,790     $ 933,859          52,321     $ 1,287,105
  Proceeds from reinvestment of
    distributions                                 6,627       151,966           4,965         110,904
  Payments for shares redeemed                  (44,382)     (958,102)        (52,339)     (1,297,846)
                                               --------     ---------      ----------     -----------
  Total net increase (decrease)                   6,035     $ 127,723           4,947     $   100,163
                                               ========     =========      ==========     ===========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7. DIVIDENDS

   On September 4, 2001, the Board of Trustees declared a dividend of $.0596 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid distributions of $131,640,985 from net long-term capital gains during its taxable year ended August 31,2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA S&P 500 INDEX FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
   Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                            PORTFOLIO OF INVESTMENTS (UNAUDITED)

                                                                 August 31, 2001

                                                                        MARKET
                                                                        VALUE
                                                                        (000)
                                                             SHARES       $
                                                            --------   ---------
COMMON STOCKS - 97.6%
AEROSPACE - 1.2%
Boeing Co.                                                   227,436      11,645
General Dynamics Corp.                                        52,899       4,177
Lockheed Martin Corp.                                        114,298       4,556
Northrop Grumman Corp.                                        22,604       1,853
Raytheon Co.                                                  90,491       2,379
Rockwell Collins                                              48,357         983
United Technologies Corp.                                    122,532       8,381
                                                                       ---------
                                                                          33,974
                                                                       ---------

BASIC INDUSTRIES - 3.2%
Air Products & Chemicals, Inc.                                 59,644      2,529
Alcan Aluminum, Ltd.                                           84,346      3,063
Alcoa, Inc.                                                   224,684      8,565
Allegheny Technologies, Inc.                                   19,943        369
B.F. Goodrich Co.                                              27,310        875
Barrick Gold Corp.                                            105,068      1,683
Bemis Co., Inc.                                                13,416        587
Boise Cascade Corp.                                            16,019        588
Dow Chemical Co.                                              233,473      8,186
du Pont (E.I.) de Nemours & Co.                               271,864     11,138
Eastman Chemical Co.                                           20,412        792
Engelhard Corp.                                                34,309        896
FMC Corp. (a)                                                   8,503        531
Freeport-McMoRan Copper
   & Gold, Inc. Class B (a)                                    38,086        471
Great Lakes Chemical Corp.                                     12,250        306
Hercules, Inc.                                                 28,630        323
Homestake Mining Co.                                           69,677        577
Illinois Tool Works, Inc.                                      79,499      4,969
Inco, Ltd. (a)                                                 48,253        802
International Paper Co.                                       126,261      5,066
Kimberly-Clark Corp.                                          138,401      8,588
Mead Corp.                                                     26,266        873
Minnesota Mining &
   Manufacturing Co.                                          103,207     10,744
Newmont Mining Corp.                                           51,047      1,059
Nucor Corp.                                                    20,023        973
Phelps Dodge Corp.                                             20,848        821
Placer Dome, Inc.                                              86,667        958
PPG Industries, Inc.                                           43,186      2,337
Praxair, Inc.                                                  42,078      1,981
Rohm & Haas Co.                                                58,223      2,091
Sealed Air Corp. (a)                                           21,873        879
Sigma Aldrich Corp.                                            20,052        915
Temple-Inland, Inc.                                            12,882        752
USX-U.S. Steel Group                                           23,957        476
Westvaco Corp.                                                 26,741        814
Willamette Industries, Inc.                                    28,178      1,367
Worthington Industries, Inc.                                   22,696        318
                                                                       ---------
                                                                          88,262
                                                                       ---------

CAPITAL GOODS - 6.2%
Allied Waste Industries, Inc. (a)                              52,376        950
Ball Corp.                                                      7,290        384
Boston Scientific Corp. (a)                                   104,944      2,004
Caterpillar, Inc.                                              88,971      4,448
Cooper Industries, Inc.                                        24,763      1,390
Crane Co.                                                      15,274        429
Cummins Engine Co., Inc.                                       10,244        387
Deere & Co.                                                    62,048      2,679
Dover Corp.                                                    53,883      1,935
Emerson Electric Co.                                          111,384      5,970
General Electric Co.                                        2,589,015    106,098
Grainger W.W., Inc.                                            25,739      1,089
HCA-Healthcare Corp.                                          139,659      6,388
Ingersoll-Rand Co.                                             42,558      1,727
ITT Industries, Inc.                                           23,287      1,051
Johnson Controls, Inc.                                         22,935      1,680
Millipore Corp.                                                11,893        755
National Service Industries, Inc.                              10,852        256
Pall Corp.                                                     33,929        759
Parker-Hannifin Corp.                                          30,909      1,360
TRW, Inc.                                                      33,033      1,163
Tyco International, Ltd.                                      503,961     26,181
                                                                        --------
                                                                         169,083
                                                                        --------

                                       19

                                                                        MARKET
                                                                        VALUE
                                                                        (000)
                                                            SHARES        $
                                                          ---------    -------
CONSUMER BASICS - 20.6%
Abbott Laboratories                                         402,880     20,023
Aetna, Inc. (a)                                              37,648      1,126
Albertson's, Inc.                                           104,106      3,643
Allergan, Inc.                                               34,898      2,521
American Home Products Corp.                                341,875     19,145
Amerisource Health Corp. Class A                             14,000        902
AmerisourceBergen Corp. (a)                                  13,320        858
Amgen, Inc. (a)                                             272,204     17,503
Archer-Daniels-Midland Co.                                  176,628      2,372
Bard (C.R.), Inc.                                            13,422        776
Bausch & Lomb, Inc.                                          13,450        489
Baxter International, Inc.                                  154,062      7,950
Becton, Dickinson & Co.                                      68,096      2,447
Biogen, Inc. (a)                                             39,297      2,372
Biomet, Inc.                                                 71,047      1,958
Black & Decker Corp.                                         20,599        810
Bristol-Myers Squibb Co.                                    505,871     28,400
Campbell Soup Co.                                           107,981      3,044
Cardinal Health, Inc.                                       115,971      8,459
Chiron Corp. (a)                                             48,844      2,277
Clorox Co.                                                   62,918      2,344
Coca-Cola Co.                                               647,559     31,517
Coca-Cola Enterprises, Inc.                                 109,518      1,661
Colgate-Palmolive Co.                                       146,049      7,909
ConAgra, Inc.                                               140,374      3,222
Corning, Inc.                                               244,115      2,932
Costco Wholesale Corp. (a)                                  117,661      4,402
CVS Corp.                                                   101,128      3,652
Forest Laboratories, Inc. (a)                                46,029      3,361
General Mills, Inc.                                          74,409      3,299
Gillette Co.                                                274,303      8,407
H.J. Heinz Co.                                               91,154      4,118
HEALTHSOUTH Corp. (a)                                       102,550      1,854
Hershey Foods Corp.                                          36,143      2,330
Humana, Inc. (a)                                             45,722        549
Johnson & Johnson                                           788,638     41,569
Kellogg Co.                                                 106,122      3,395
King Pharmaceuticals, Inc. (a)                               59,754      2,584
Kroger Co. (a)                                              210,383      5,600
Lilly (Eli) & Co.                                           292,426     22,701
Manor Care, Inc. (a)                                         26,240        738
McKesson HBOC, Inc.                                          74,416      2,921
MedImmune, Inc. (a)                                          56,387      2,264
Medtronic, Inc.                                             315,240     14,356
Merck & Co., Inc.                                           597,182     38,877
Pactiv Corp. (a)                                             40,249        639
Pepsi Bottling Group, Inc.                                   38,400      1,695
PepsiCo, Inc.                                               459,826     21,612
Pfizer, Inc.                                              1,644,888     63,016
Pharmacia & Upjohn, Inc.                                    340,133     13,469
Philip Morris Cos., Inc.                                    572,475     27,135
Procter & Gamble Co.                                        337,011     24,989
Ralston-Purina Group                                         82,152      2,685
Safeway, Inc. (a)                                           130,616      5,892
Sara Lee Corp.                                              203,480      4,477
Schering-Plough Corp.                                       381,515     14,547
Snap-On Tools Corp.                                          14,590        371
St. Jude Medical, Inc. (a)                                   22,819      1,570
Stanley Works                                                22,813        956
Stryker Corp.                                                51,905      2,846
SYSCO Corp.                                                 175,790      4,926
Tenet Healthcare Corp.                                       85,190      4,721
Tupperware Corp.                                             15,202        359
Unilever NV ADR                                             148,810      9,091
UnitedHealth Group, Inc.                                     82,954      5,646
UST Corp.                                                    43,245      1,427
Watson Pharmaceuticals, Inc. (a)                             27,288      1,531
Wellpoint Health Networks, Inc. (a)                          16,589      1,766
Winn-Dixie Stores, Inc.                                      37,255        836
Wrigley Wm., Jr. Co.                                         57,817      2,899
Zimmer Holdings, Inc. (a)                                    51,117      1,390
                                                                       -------
                                                                       564,128
                                                                       -------
CONSUMER DURABLES - 1.6%
AutoZone, Inc. (a)                                           29,250      1,351
Avery Dennison Corp.                                         29,305      1,507
Best Buy Co. (a)                                             55,144      3,252
Cooper Tire & Rubber Co.                                     19,238        321
Dana Corp.                                                   39,310        770

                                       20

STATE STREET EQUITY 500 INDEX PORTFOLIO

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                            SHARES         $
                                                          ---------    -------
Danaher Corp.                                                37,618      2,090
Delphi Automotive Systems Corp.                             148,595      2,227
Eaton Corp.                                                  18,393      1,323
Ford Motor Co.                                              476,834      9,475
General Motors Corp.                                        142,864      7,822
Genuine Parts Co.                                            45,290      1,393
Goodyear Tire & Rubber Co.                                   42,183      1,034
Harley-Davidson, Inc.                                        78,202      3,800
Leggett & Platt, Inc.                                        52,054      1,224
Maytag Corp.                                                 20,341        625
PACCAR, Inc.                                                 20,303      1,123
Pitney Bowes, Inc.                                           65,234      2,837
Visteon Corp.                                                34,714        594
Whirlpool Corp.                                              17,667      1,166
                                                                        ------
                                                                        43,934
                                                                        ------
CONSUMER NON-DURABLES - 6.6%
Adolph Coors Co. Class B                                      9,671        448
Alberto Culver Co. Class B                                   15,000        646
Anheuser-Busch Cos., Inc.                                   233,752     10,061
Avon Products, Inc.                                          62,681      2,892
Bed Bath & Beyond, Inc. (a)                                  75,807      2,187
Big Lots, Inc. (a)                                           30,159        320
Brown-Forman Distillers, Inc. Class B                        18,183      1,173
Brunswick Corp.                                              21,841        476
Circuit City Stores, Inc.                                    54,654        913
Dillard's, Inc. Class A                                      23,374        418
Dollar General Corp.                                         87,414      1,508
Eastman Kodak Co.                                            74,455      3,326
Family Dollar Stores, Inc.                                   45,000      1,350
Federated Department Stores, Inc. (a)                        52,722      1,914
Fortune Brands, Inc.                                         41,069      1,571
Gap, Inc.                                                   225,542      4,432
Hasbro, Inc.                                                 45,057        781
Home Depot, Inc.                                            607,473     27,913
International Flavors &
   Fragrances, Inc.                                          25,911        781
JC Penney & Co., Inc.                                        69,648      1,672
Kmart Corp. (a)                                             129,026      1,295
Kohl's Corp. (a)                                             87,104      4,834
Limited, Inc.                                               113,496      1,600
Liz Claiborne, Inc.                                          13,503        708
Lowe's Cos., Inc.                                           199,982      7,439
Mattel, Inc.                                                113,317      2,039
May Department Stores Co.                                    79,010      2,659
Newell Rubbermaid, Inc.                                      71,113      1,629
NIKE, Inc. Class B                                           69,617      3,481
Nordstrom, Inc.                                              35,544        713
Office Depot, Inc. (a)                                       77,803      1,081
Radioshack Corp.                                             49,313      1,154
Reebok International, Ltd. (a)                               14,745        397
Sears Roebuck & Co.                                          84,381      3,607
Staples, Inc. (a)                                           120,196      1,809
Starbucks Corp. (a)                                         100,566      1,697
SuperValu, Inc.                                              33,383        700
Target Corp.                                                233,909      8,105
Tiffany & Co.                                                38,724      1,206
TJX Cos., Inc.                                               73,973      2,596
Toys "R" Us, Inc. (a)                                        52,360      1,253
V.F. Corp.                                                   30,526      1,055
Wal-Mart Stores, Inc.                                     1,164,873     55,972
Walgreen Co.                                                264,984      9,102
                                                                       -------
                                                                       180,913
                                                                       -------
CONSUMER SERVICES - 1.8%
AMR Corp.                                                    40,163      1,285
Carnival Corp.                                              151,556      4,741
Convergys Corp. (a)                                          45,750      1,284
Darden Restaurants, Inc.                                     31,848        912
Delta Air Lines, Inc.                                        32,677      1,261
Harrah's Entertainment, Inc. (a)                             30,943        884
Hilton Hotels Corp.                                          97,804      1,243
Marriot International, Inc. Class A                          63,380      2,779
McDonald's Corp.                                            336,664     10,110
Sabre Holdings Corp.
   Class A (a)                                               34,968      1,475
Sapient Corp. (a)                                            33,034        179
Southwest Airlines Co.                                      195,635      3,500
Starwood Hotels & Resorts
   Worldwide, Inc. Class B                                   51,216      1,734

                                       21

                                                                        MARKET
                                                                        VALUE
                                                                        (000)
                                                             SHARES       $
                                                           ---------   -------
Tricon Global Restaurants,
  Inc. (a)                                                    38,837     1,655
USAirways Group, Inc. (a)                                     17,812       226
Walt Disney Co.                                              545,157    13,863
Wendy's International, Inc.                                   30,126       855
                                                                       -------
                                                                        47,986
                                                                       -------
ELECTRICAL EQUIPMENT - 0.7%
American Power Conversion Corp. (a)                           53,918       746
CIENA Corp. (a)                                               86,000     1,472
Molex, Inc.                                                   51,696     1,632
Power-One, Inc. (a)                                           19,671       213
Tektronix, Inc. (a)                                           23,737       464
Texas Instruments, Inc.                                      452,755    14,986
Thomas & Betts Corp.                                          15,352       329
                                                                       -------
                                                                        19,842
                                                                       -------
ELECTRONICS - 1.9%
Agilent Technologies, Inc. (a)                               119,371     3,163
Altera Corp. (a)                                             102,258     2,904
Analog Devices, Inc. (a)                                      93,122     4,449
Applied Micro Circuits Corp. (a)                              79,252     1,131
Broadcom Corp. (a)                                            68,014     2,187
Conexant Systems, Inc. (a)                                    64,545       765
JDS Uniphase Corp. (a)                                       346,705     2,441
KLA Tencor Corp. (a)                                          48,997     2,408
Lexmark International Group, Inc.
  Class A (a)                                                 33,879     1,763
Linear Technology Corp.                                       84,035     3,455
Maxim Integrated Products, Inc. (a)                           85,802     3,963
Novellus Systems, Inc. (a)                                    37,347     1,656
QLogic Corp. (a)                                              24,454       734
QUALCOMM, Inc. (a)                                           197,351    11,612
Sanmina Corp. (a)                                             81,236     1,461
Solectron Corp. (a)                                          171,363     2,331
Teradyne, Inc. (a)                                            46,275     1,517
Vitesse Semiconductor Corp. (a)                               48,518       708
Xilinx, Inc. (a)                                              87,615     3,421
                                                                       -------
                                                                        52,069
                                                                       -------
ENERGY - 7.2%
Amerada Hess Corp.                                            23,558     1,831
Anadarko Petroleum Corp.                                       65,99     3,415
Apache Corp.                                                  32,814     1,540
Ashland, Inc.                                                 19,268       817
Baker Hughes, Inc.                                            88,120     2,903
Burlington Resources, Inc.                                    55,954     2,126
Calpine Corp. (a)                                             79,154     2,614
Chevron Corp.                                                167,359    15,188
Conoco, Inc. Class B                                         161,955     4,797
Constellation Energy Group                                    43,161     1,296
Devon Energy Corp.                                            34,115     1,579
El Paso Corp.                                                132,378     6,432
EOG Resources, Inc.                                           30,501       964
Exxon Mobil Corp.                                          1,798,006    72,190
Halliburton Co.                                              113,459     3,161
Kerr-McGee Corp.                                              24,719     1,444
Kinder Morgan, Inc.                                           30,363     1,688
McDermott International, Inc.                                 16,085       171
Mirant Corp. (a)                                              89,862     2,575
Nabors Industries, Inc. (a)                                   38,968       955
Noble Drilling Corp. (a)                                      35,603       968
Occidental Petroleum Corp.                                    98,014     2,697
Phillips Petroleum Co.                                        66,889     3,846
Progress Energy, Inc.                                         54,539     2,274
Rowan Cos., Inc. (a)                                          24,051       374
Royal Dutch Petroleum Co. ADR                                558,222    31,612
Schlumberger, Ltd.                                           149,119     7,307
Sempra Energy                                                 54,253     1,470
Sunoco, Inc.                                                  22,319       844
Texaco, Inc.                                                 143,447     9,991
Tosco Corp.                                                   38,382     1,781
Transocean Sedco Forex, Inc.                                  84,126     2,431
Unocal Corp.                                                  64,512     2,277
USX-Marathon Group                                            80,705     2,543
                                                                       -------
                                                                       198,101
                                                                       -------

                                       22

                                                                         MARKET
                                                                          VALUE
                                                                          (000)
                                                             SHARES         $
                                                           ---------    -------
FINANCE - 17.9%
AFLAC, Inc.                                                  135,139      3,719
Allstate Corp.                                               188,511      6,396
Ambac Financial Group, Inc.                                   28,001      1,658
American Express Co.                                         344,958     12,563
American International Group, Inc.                           682,305     53,356
AmSouth Bancorp                                               96,846      1,842
AON Corp.                                                     67,974      2,525
Bank of America Corp.                                        417,098     25,652
Bank of New York Co., Inc.                                   191,486      7,602
Bank One Corp.                                               303,660     10,534
BB&T Corp.                                                   106,615      3,921
Bear Stearns Cos., Inc.                                       27,471      1,434
Capital One Financial Corp.                                   55,124      3,065
Charter One Financial, Inc.                                   55,193      1,612
Chubb Corp.                                                   46,390      3,131
CIGNA Corp.                                                   38,488      3,464
Cincinnati Financial Corp.                                    42,673      1,707
Citigroup, Inc.                                            1,310,155     59,940
Comerica, Inc.                                                46,735      2,792
Concord EFS, Inc. (a)                                         63,019      3,307
Conseco, Inc.                                                 86,312        792
Countrywide Credit Industries, Inc.                           30,863      1,281
Equifax, Inc.                                                 37,629        979
Fannie Mae                                                   260,167     19,827
Federal Home Loan Mortgage Corp.                             180,590     11,355
Fifth Third Bancorp                                          149,833      8,735
First Union Corp.                                            255,508      8,795
Fiserv, Inc. (a)                                              32,969      1,786
FleetBoston Financial Corp.                                  282,231     10,395
Franklin Resources, Inc.                                      69,627      2,857
Golden West Financial Corp.                                   42,026      2,432
Hartford Financial Services
  Group, Inc.                                                 61,939      4,014
Household International Corp.                                120,668      7,131
Huntington Bancshares, Inc.                                   66,582      1,210
J.P. Morgan Chase & Co.                                      516,339     20,344
Jefferson-Pilot Corp.                                         38,915      1,810
John Hancock Financial Services, Inc.                         81,100      3,240
KeyCorp                                                      112,188      2,816
Lehman Brothers Holdings, Inc.                                64,471      4,233
Lincoln National Corp.                                        49,653      2,476
Loews Corp.                                                   52,132      2,545
Marsh & McLennan Cos., Inc.                                   71,619      6,653
MBIA, Inc.                                                    39,182      2,116
MBNA Corp.                                                   221,532      7,700
Mellon Financial Corp.                                       123,855      4,366
Merrill Lynch & Co., Inc.                                    218,845     11,292
MetLife, Inc.                                                194,706      5,939
MGIC Investment Corp.                                         28,323      1,980
Moody's Corp.                                                 41,658      1,433
Morgan Stanley Dean Witter & Co.                             290,950     15,522
National City Corp.                                          157,076      4,849
Northern Trust Corp.                                          57,089      3,237
Paychex, Inc.                                                 95,917      3,556
PNC Bank Corp.                                                74,944      4,991
Progressive Corp.                                             19,466      2,516
Providian Financial Corp.                                     73,973      2,889
Regions Financial Corp.                                       60,167      1,769
SAFECO Corp.                                                  33,867      1,019
Schwab (Charles) Corp.                                       359,774      4,483
SouthTrust Corp.                                              88,982      2,167
St. Paul Cos., Inc.                                           56,686      2,382
State Street Corp.                                            83,770      4,068
Stilwell Financial, Inc.                                      57,339      1,640
SunTrust Banks, Inc.                                          76,387      5,217
Synovus Financial Corp.                                       76,294      2,350
T. Rowe Price Group, Inc.                                     33,161      1,240
Torchmark Corp.                                               33,508      1,415
U.S. Bancorp                                                 496,614     12,038
Union Planters Corp.                                          36,459      1,622
UnumProvident Corp.                                           63,919      1,791
USA Education, Inc.                                           41,989      3,326
Wachovia Corp.                                                54,006      3,762
Washington Mutual, Inc.                                      228,463      8,554
Wells Fargo Co.                                              446,408     20,539
XL Capital, Ltd. Class A                                      33,300      2,761
Zions Bancorp                                                 24,300      1,391
                                                                        -------
                                                                        491,846
                                                                        -------

                                       23

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                               SHARES      $
                                                             ---------   ------
GENERAL BUSINESS - 2.8%
American Greetings Corp. Class A                                16,856      223
Automatic Data Processing, Inc.                                162,420    8,407
Cendant Corp. (a)                                              222,710    4,247
Cintas Corp.                                                    44,360    2,065
Clear Channel Communications,
  Inc. (a)                                                     153,005    7,692
Comcast Corp. Special Class A (a)                              246,216    9,019
Computer Sciences Corp. (a)                                     44,742    1,682
Deluxe Corp.                                                    18,444      605
Dow Jones & Co., Inc.                                           23,210    1,274
Ecolab, Inc.                                                    33,751    1,353
First Data Corp.                                               101,759    6,701
Fluor Corp.                                                     20,296      920
Gannett Co., Inc.                                               69,180    4,266
H&R Block, Inc.                                                 47,788    1,859
IMS Health, Inc.                                                77,637    2,067
Interpublic Group Cos., Inc.                                    98,039    2,655
KB HOME                                                         11,763      381
Knight-Ridder, Inc.                                             18,881    1,144
McGraw-Hill, Inc.                                               51,049    3,025
Meredith Corp.                                                  12,640      411
New York Times Co. Class A                                      40,616    1,736
Omnicom Group, Inc.                                             47,659    3,707
Quintiles Transnational Corp. (a)                               32,102      562
R.R. Donnelley & Sons Co.                                       31,013      925
Robert Half International, Inc. (a)                             47,135    1,173
TMP Worldwide, Inc. (a)                                         28,300    1,269
Tribune Co.                                                     78,947    3,112
Waste Management, Inc.                                         163,492    5,057
                                                                         ------
                                                                         77,537
                                                                         ------
SHELTER - 0.4%
Centex Corp.                                                    15,202      666
Georgia-Pacific Group                                           59,955    2,191
Louisiana Pacific Corp.                                         30,291      322
Masco Corp.                                                    117,836    3,042
Pulte Corp.                                                     10,034      380
Sherwin-Williams Co.                                            42,251      957
Vulcan Materials Co.                                            26,817    1,287
Weyerhaeuser Co.                                                56,873    3,228
                                                                         ------
                                                                         12,073
                                                                         ------
TECHNOLOGY - 13.0%
Adobe Systems, Inc.                                             61,613    2,071
Advanced Micro Devices, Inc. (a)                                90,598    1,228
Apple Computer, Inc. (a)                                        91,892    1,705
Applera Corp. - Applied
  Biosystems Group                                              55,973    1,400
Applied Materials, Inc. (a)                                    211,851    9,129
Autodesk, Inc.                                                  14,222      545
BMC Software, Inc. (a)                                          63,652    1,018
Cisco Systems, Inc. (a)                                      1,905,481   31,117
Citrix Systems, Inc. (a)                                        48,322    1,592
COMPAQ Computer Corp.                                          439,029    5,422
Computer Associates
  International, Inc.                                          149,521    4,643
Compuware Corp. (a)                                             97,662    1,192
Dell Computer Corp. (a)                                        679,983   14,538
Electronic Data Systems Corp.                                  121,672    7,176
EMC Corp.                                                      577,004    8,920
Gateway, Inc. (a)                                               86,047      772
Guidant Corp. (a)                                               80,254    2,899
Hewlett-Packard Co.                                            506,646   11,759
Honeywell International, Inc.                                  211,535    7,882
Intel Corp.                                                  1,751,805   48,980
International Business
  Machines Corp.                                               452,522   45,252
International Game
Technology (a)                                                  19,600    1,049
Intuit, Inc. (a)                                                54,968    2,076
Jabil Circuit, Inc. (a)                                         49,508    1,144
LSI Logic Corp. (a)                                             95,124    1,926
Mercury Interactive Corp. (a)                                   21,375      577
Micron Technology, Inc. (a)                                    154,907    5,826
Microsoft Corp. (a)                                          1,402,643   80,021
National Semiconductor Corp. (a)                                46,214    1,527
NCR Corp. (a)                                                   25,427      962
Network Appliance, Inc. (a)                                     85,148    1,104

                                       24

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                          SHARES           $
                                                         ---------      -------

Novell, Inc. (a)                                            80,773          367
Oracle Systems Corp. (a)                                 1,459,990       17,812
Palm, Inc. (a)                                             146,338          521
Parametric Technology Corp. (a)                             70,574          515
PeopleSoft, Inc. (a)                                        76,774        2,647
PerkinElmer, Inc.                                           27,024          867
PMC-Sierra, Inc. (a)                                        42,800        1,316
Rockwell International Corp.                                48,357          776
Scientific-Atlanta, Inc.                                    42,799          879
Siebel Systems, Inc. (a)                                   117,592        2,540
Sun Microsystems, Inc. (a)                                 849,188        9,715
Symbol Technologies, Inc.                                   58,520          790
Tellabs, Inc. (a)                                          108,221        1,440
Textron, Inc.                                               36,905        1,933
Thermo Electron Corp.                                       47,737        1,034
Unisys Corp. (a)                                            83,704          989
VERITAS Software Corp. (a)                                 103,326        2,968
Xerox Corp.                                                174,120        1,602
Yahoo!, Inc. (a)                                           148,242        1,760
                                                                        -------
                                                                        355,923
                                                                        -------

TELECOMMUNICATIONS - 8.4%
ADC Telecommunications, Inc. (a)                           206,281          899
Andrew Corp. (a)                                            21,828          444
AOL Time Warner, Inc. (a)                                1,154,035       43,103
AT&T Corp.                                                 902,113       17,176
AT&T Wireless Services, Inc. (a)                           661,466       10,253
Avaya, Inc. (a)                                             73,969          840
BellSouth Corp.                                            490,011       18,277
CenturyTel, Inc.                                            37,324        1,308
Citizens Communications Co. (a)                             68,622          738
Comverse Technology, Inc. (a)                               43,719        1,099
Global Crossing, Ltd. (a)                                  233,062          986
Lucent Technologies, Inc.                                  883,928        6,028
Motorola, Inc.                                             571,834        9,950
Nextel Communications, Inc.
  Class A (a)                                              202,221        2,443
Nortel Networks Corp.                                      828,730        5,188
Qwest Communications
  International, Inc.                                      433,191        9,314
SBC Communications, Inc.                                   876,946       35,876
Univision Communications, Inc.
  Class A (a)                                               54,699        1,632
Verizon Communications                                     704,264       35,213
Viacom, Inc. Class B (a)                                   463,046       19,633
WorldCom, Inc.                                             752,365        9,676
                                                                        -------
                                                                        230,076
                                                                        -------

TRANSPORTATION - 0.5%
Burlington Northern, Inc.                                  102,417        2,777
CSX Corp.                                                   56,551        1,998
FedEx Corp. (a)                                             78,671        3,312
Navistar International Corp. (a)                            15,955          547
Norfolk Southern Corp.                                     102,286        1,905
Ryder Systems, Inc.                                         17,675          399
Union Pacific Corp.                                         64,854        3,455
                                                                        -------
                                                                         14,393
                                                                        -------
UTILITIES - 3.6%
AES Corp. (a)                                              138,215        4,578
Allegheny Energy, Inc.                                      32,891        1,450
Alltel Corp.                                                81,158        4,707
Ameren Corp.                                                36,414        1,502
American Electric Power Co., Inc.                           84,227        3,855
Cinergy Corp.                                               42,206        1,359
CMS Energy Corp.                                            34,737          815
Consolidated Edison, Inc.                                   56,311        2,303
Dominion Resources, Inc.                                    63,523        3,999
DTE Energy Co.                                              43,575        1,886
Duke Energy Corp. NPV                                      200,762        7,892
Dynegy, Inc. Class A                                        85,769        3,617
Edison International                                        86,478        1,177
Enron Corp.                                                194,250        6,797
Entergy Corp.                                               57,665        2,221
Exelon Corp.                                                82,681        4,514
FirstEnergy Corp.                                           59,884        1,970
FPL Group, Inc.                                             46,721        2,539
GPU, Inc.                                                   32,228        1,231
KeySpan Corp.                                               35,778        1,156
Niagara Mohawk Holdings, Inc. (a)                           44,398          774

                                       25

                                                               August 31, 2001

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                            SHARES         $
                                                           -------     -------
NICOR, Inc.                                                 11,750         455
NiSource, Inc.                                              54,078       1,363
Peoples Energy Corp.                                         8,596         338
PG&E Corp.                                                 102,794       1,686
Pinnacle West Capital Corp.                                 22,456       1,002
PPL Corp.                                                   38,573       1,672
Public Service Enterprise Group, Inc.                       54,969       2,545
Reliant Energy, Inc.                                        77,740       2,337
Southern Co.                                               179,432       4,157
Sprint Corp. (Fon Group)                                   229,826       5,364
Sprint Corp. (PCS Group) (a)                               243,347       6,079
TXU Corp.                                                   67,961       3,227
Williams Cos.                                              127,914       4,164
Xcel Energy, Inc.                                           90,417       2,477
                                                                        ------
                                                                        97,208
                                                                        ------

TOTAL COMMON STOCKS
(cost $2,529,415)                                                    2,677,348
                                                                     ---------

SHORT TERM INVESTMENTS - 3.7%
AIM Short Term Investment Prime
  Portfolio                                                 53,170      53,170
Money Market Obligations Trust                                   4           4
State Street Navigator Securities
  Lending Prime Portfolio (b)                               47,377      47,377
                                                                        ------

TOTAL SHORT TERM INVESTMENTS
(cost $100,551)                                                        100,551
                                                                       -------

                                                                      MARKET
                                                                      VALUE
                                                            PAR       (000)
                                                           AMOUNT       $
                                                           ------   ----------

GOVERNMENT AND AGENCY
  SECURITIES - 0.3%
United States Treasury Bills
  3.44% due 09/13/01 (c)(d)                                $8,235        8,228
                                                                    ----------

TOTAL GOVERNMENT AND AGENCY
  SECURITIES (cost $8,228)                                               8,228
                                                                    ----------

TOTAL INVESTMENTS - 101.6%
(cost $2,638,194)                                                    2,786,127

OTHER ASSETS AND LIABILITIES NET - (1.6%)                              (43,058)
                                                                    ----------

NET ASSETS - 100.0%                                                 $2,743,069
                                                                    ==========

(a) Non-income producing security.
(b) Security represents investment made with cash collateral received from securities loaned.
(c) Held as collateral in connection with futures contracts purchased by the Portfolio.
(d) Rate represents annualized yield at date of purchase.

ABBREVIATIONS
ADR - American Depositary Receipt
NPV - No Par Value
NV - Non-voting

                                                         NUMBER    UNREALIZED
                                                           OF      DEPRECIATION
                                                        CONTRACTS    (000)
                                                       ---------- ------------
SCHEDULE OF FUTURES CONTRACTS

S&P 500 Financial Futures Contracts
  Expiration date 09/2001                                     219   $   (7,454)
                                                                    ----------
Total unrealized depreciation
  on open futures contracts purchased                               $   (7,454)
                                                                    ==========

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

(Amounts in thousands)                                         August 31, 2001
ASSETS
Investments at market (cost $2,638,194)                             $2,786,127
Cash                                                                         9
Receivables:
  Investments sold                                  $6,896
  Dividends and interest                             4,274
  Daily variation margin on futures contracts          382
                                                    ------
    Total receivables                                                   11,552
                                                                    ----------
    Total assets                                                     2,797,688

LIABILITIES
Payables:
  Investments purchased                              7,132
  Upon return of securities loaned                  47,377
  Management fees                                      110
                                                    ------
    Total liabilities                                                   54,619
                                                                    ----------

NET ASSETS                                                          $2,743,069
                                                                    ==========

COMPOSITION OF NET ASSETS
Paid-in capital                                                     $2,602,590
Net unrealized appreciation on investments and futures contracts       140,479
                                                                    ----------

NET ASSETS                                                          $2,743,069
                                                                    ==========

                       See notes to financial statements.

                                  PORTFOLIO OF INVESTMENTS
                                         December 31, 2000

                                                    MARKET
                                                     VALUE
                                                     (000)
                                         SHARES        $
                                         ------    -------
COMMON STOCKS - 98.6%
AEROSPACE - 1.1%
Boeing Co.                              219,476     14,485
General Dynamics Corp.                   49,700      3,877
Lockheed Martin Corp.                   106,946      3,631
Northrop Grumman Corp.                   18,400      1,527
United Technologies Corp.               116,900      9,191
                                                   -------
                                                    32,711
                                                   -------

BASIC INDUSTRIES - 2.9%
Air Products & Chemicals, Inc.           59,100      2,423
Alcan Aluminum, Ltd.                     82,300      2,814
Alcoa, Inc.                             212,660      7,124
Allegheny Technologies, Inc.             18,988        301
B.F. Goodrich Co.                        24,500        891
Barrick Gold Corp.                       95,700      1,568
Bemis Co., Inc.                          14,800        497
Boise Cascade Corp.                      15,400        518
Dow Chemical Co.                        166,400      6,094
du Pont (E.I.) de Nemours & Co.         260,841     12,602
Eastman Chemical Co.                     18,125        884
Engelhard Corp.                          32,725        667
FMC Corp. (a)                             6,900        495
Freeport-McMoRan Copper
  & Gold, Inc. Class B (a)               45,600        390
Great Lakes Chemical Corp.               11,600        431
Hercules, Inc.                           27,400        522
Homestake Mining Co.                     71,800        301
Illinois Tool Works, Inc.                76,000      4,527
Inco, Ltd. (a)                           49,100        823
International Paper Co.                 120,845      4,932
Kimberly-Clark Corp.                    131,536      9,298
Mead Corp.                               27,500        863
Minnesota Mining &
  Manufacturing Co.                      97,300     11,725
Newmont Mining Corp.                     46,867        800
Nucor Corp.                              19,000        754
Phelps Dodge Corp.                       18,639      1,040
Placer Dome, Inc.                        89,100        858
Potlatch Corp.                            7,000        235
PPG Industries, Inc.                     42,300      1,959
Praxair, Inc.                            40,500      1,797
Rohm & Haas Co.                          52,420      1,903
Sealed Air Corp. (a)                     22,443        684
Sigma Aldrich Corp.                      18,000        706
Temple-Inland, Inc.                      11,700        627
Union Carbide Corp.                      32,700      1,760
USX-U.S. Steel Group                     23,000        414
Westvaco Corp.                           27,800        811
Willamette Industries, Inc.              26,500      1,244
Worthington Industries, Inc.             21,900        177
                                                   -------
                                                    86,459
                                                   -------

CAPITAL GOODS - 6.1%
Allied Waste Industries, Inc. (a)        50,100        730
Ball Corp.                                7,900        364
Boston Scientific Corp. (a)              99,500      1,362
Briggs & Stratton Corp.                   5,500        244
Caterpillar, Inc.                        86,500      4,093
Cooper Industries, Inc.                  24,400      1,121
Crane Co.                                17,600        501
Cummins Engine Co., Inc.                 11,600        440
Deere & Co.                              58,000      2,657
Dover Corp.                              51,600      2,093
Emerson Electric Co.                    106,700      8,409
General Electric Co.                  2,456,200    117,744
Grainger (W.W.), Inc.                    25,300        924
HCA-Healthcare Corp. (The)              138,632      6,101
Ingersoll-Rand Co.                       41,700      1,746
ITT Industries, Inc.                     23,400        907
Johnson Controls, Inc.                   22,000      1,144
Millipore Corp.                          12,700        800
National Service Industries, Inc.        11,300        290
Pall Corp.                               34,200        729
Parker-Hannifin Corp.                    26,850      1,185
Raytheon Co. Class B                     82,300      2,556
Timken Co.                               14,500        219
TRW, Inc.                                30,100      1,166
Tyco International, Ltd.                432,668     24,013
                                                   -------
                                                   181,538
                                                   -------

                                       28

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------    -------
CONSUMER BASICS - 20.8%
Abbott Laboratories                     382,400     18,523
Aetna, Inc. (a)                          34,902      1,433
Albertson's, Inc.                       104,603      2,772
Allergan, Inc.                           33,500      3,243
ALZA Corp. (a)                           58,800      2,499
American Home Products Corp.            324,000     20,590
Amgen, Inc. (a)                         255,300     16,323
Archer-Daniels-Midland Co.              160,823      2,412
Bard (C.R.), Inc.                        13,800        643
Bausch & Lomb, Inc.                      14,300        578
Baxter International, Inc.               72,300      6,385
Becton, Dickinson & Co.                  62,400      2,161
Biogen, Inc. (a)                         36,500      2,192
Biomet, Inc.                             46,050      1,828
Black & Decker Corp.                     21,700        852
Bristol-Myers Squibb Co.                484,100     35,793
Campbell Soup Co.                       107,100      3,708
Cardinal Health, Inc.                    68,612      6,836
Chiron Corp. (a)                         45,600      2,026
Clorox Co. (The)                         59,400      2,109
Coca-Cola Co. (The)                     613,900     37,410
Coca-Cola Enterprises, Inc.             106,400      2,022
Colgate-Palmolive Co.                   143,400      9,257
ConAgra, Inc.                           135,600      3,526
Corning, Inc.                           227,200     11,999
Costco Wholesale Corp. (a)              111,300      4,445
CVS Corp.                                98,600      5,910
Forest Laboratories, Inc. (a)            22,300      2,963
General Mills, Inc.                      70,800      3,155
Gillette Co. (The)                      263,000      9,501
HEALTHSOUTH Corp. (a)                   100,300      1,636
Heinz (H.J.) Co.                         84,750      4,020
Hershey Foods Corp.                      33,700      2,169
Humana, Inc. (a)                         43,900        670
Johnson & Johnson                       344,100     36,152
Kellogg Co.                             100,300      2,633
King Pharmaceuticals, Inc. (a)           42,300      2,186
Kroger Co. (The) (a)                    206,600      5,591
Lilly (Eli) & Co.                       278,900     25,955
Manor Care, Inc. (a)                     29,200        602
McKesson HBOC, Inc.                      69,551      2,496
MedImmune, Inc. (a)                      53,000      2,528
Medtronic, Inc.                         296,900     17,925
Merck & Co., Inc.                       571,300     53,488
Pactiv Corp. (a)                         45,200        559
PepsiCo, Inc.                           356,800     17,684
Pfizer, Inc.                          1,563,425     71,918
Pharmacia & Upjohn, Inc.                318,832     19,449
Philip Morris Cos., Inc.                550,000     24,200
Procter & Gamble Co.                    322,500     25,296
Quaker Oats Co.                          32,900      3,204
Ralston-Purina Group                     75,500      1,972
Safeway, Inc. (a)                       123,300      7,706
Sara Lee Corp.                          209,300      5,141
Schering-Plough Corp.                   361,600     20,521
Snap-On Tools Corp.                      15,900        443
St. Jude Medical, Inc. (a)               20,250      1,244
Stanley Works                            19,700        614
Stryker Corp.                            48,000      2,428
SYSCO Corp.                             169,400      5,082
Tenet Healthcare Corp.                   77,200      3,431
Tupperware Corp.                         14,600        298
Unilever NV ADR                         143,428      9,027
UnitedHealth Group, Inc. (a)             78,200      4,800
UST Corp.                                42,700      1,198
Watson Pharmaceuticals, Inc. (a)         26,300      1,346
Wellpoint Health Networks, Inc. (a)      15,300      1,763
Winn-Dixie Stores, Inc.                  32,500        630
Wrigley (Wm.), Jr. Co.                   28,100      2,692
                                                   -------
                                                   613,791
                                                   -------

CONSUMER DURABLES - 1.3%
AutoZone, Inc. (a)                       33,100        943
Avery Dennison Corp.                     29,000      1,591
Best Buy Co. (a)                         51,400      1,519
Cooper Tire & Rubber Co.                 18,900        201
Dana Corp.                               35,365        542
Danaher Corp.                            35,000      2,393
Delphi Automotive Systems Corp.         137,941      1,552

                                       29

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------     ------
Eaton Corp.                              17,600      1,323
Ford Motor Co.                          462,278     10,835
General Motors Corp.                    136,398      6,948
Genuine Parts Co.                        43,450      1,138
Goodyear Tire & Rubber Co.               43,500      1,000
Harley-Davidson, Inc.                    75,800      3,013
Leggett & Platt, Inc.                    52,800      1,000
Maytag Corp.                             19,400        627
PACCAR, Inc.                             20,890      1,029
Pitney Bowes, Inc.                       63,100      2,090
Visteon Corp.                            30,250        348
Whirlpool Corp.                          16,300        777
                                                    ------
                                                    38,869
                                                    ------

CONSUMER NON-DURABLES - 5.9%
Alberto Culver Co. Class B               16,000        685
Anheuser-Busch Cos., Inc.               222,500     10,124
Avon Products, Inc.                      57,700      2,762
Bed Bath & Beyond, Inc. (a)              72,200      1,615
Brown-Forman Distillers, Inc.
  Class B                                16,400      1,091
Brunswick Corp.                          23,800        391
Circuit City Stores, Inc.                49,700        572
Consolidated Stores Corp. (a)            28,942        307
Coors (Adolph) Co. Class B                9,400        755
Dillard's, Inc. Class A                  28,000        331
Dollar General Corp.                     85,616      1,616
Eastman Kodak Co.                        75,300      2,965
Federated Department Stores,
  Inc. (a)                               50,700      1,774
Fortune Brands, Inc.                     37,800      1,134
Gap, Inc.                               208,275      5,311
Hasbro, Inc.                             46,400        493
Home Depot, Inc. (The)                  572,997     26,179
International Flavors &
  Fragrances, Inc.                       28,200        573
JC Penney & Co., Inc.                    70,700        769
Kohl's Corp. (a)                         82,300      5,020
Kmart Corp. (a)                         131,900        701
Limited, Inc. (The)                     108,836      1,857
Liz Claiborne, Inc.                      12,900        537
Longs Drug Stores, Inc.                   9,700        234
Lowe's Cos., Inc.                        96,800      4,308
Mattel, Inc.                            103,587      1,496
May Department Stores Co.                73,400      2,404
Newell Rubbermaid, Inc.                  67,057      1,525
NIKE, Inc. Class B                       67,300      3,756
Nordstrom, Inc.                          36,600        666
Office Depot, Inc. (a)                   79,500        566
Radioshack Corp.                         46,100      1,974
Reebok International, Ltd. (a)           13,700        375
Sears Roebuck & Co.                      85,200      2,961
Staples, Inc. (a)                       118,050      1,394
Starbucks Corp. (a)                      46,100      2,040
SuperValu, Inc.                          36,900        512
Target Corp.                            224,800      7,250
Tiffany & Company                        35,300      1,116
TJX Cos., Inc.                           70,600      1,959
Toys "R" Us, Inc. (a)                    48,200        804
V.F. Corp.                               27,000        978
Wal-Mart Stores, Inc.                 1,106,600     58,788
Walgreen Co.                            252,500     10,558
                                                   -------
                                                   173,226
                                                   -------

CONSUMER SERVICES - 1.7%
AMR Corp.                                36,300      1,422
Carnival Corp.                          146,900      4,526
Convergys Corp. (a)                      40,300      1,826
Darden Restaurants, Inc.                 28,600        654
Delta Air Lines, Inc.                    29,700      1,491
Disney (Walt) Co.                       514,986     14,902
Harrah's Entertainment, Inc. (a)         32,100        847
Hilton Hotels Corp.                      89,700        942
Marriot International, Inc. Class A      62,000      2,619
McDonald's Corp.                        323,400     10,996
Sabre Holdings Corporation Class A       31,123      1,342
Sapient Corp. (a)                        31,800        378
Southwest Airlines Co.                  126,787      4,251
Starwood Hotels & Resorts
  Worldwide, Inc. Class B                47,200      1,664

                                       30

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                        ------      ------
Tricon Global Restaurants, Inc. (a)      38,810      1,281
USAirways Group, Inc. (a)                15,500        629
Wendy's International, Inc.              28,900        759
                                                    ------
                                                    50,529
                                                    ------
ELECTRICAL EQUIPMENT - 0.8%
American Power Conversion
  Corp. (a)                              52,400        645
Molex, Inc.                              50,775      1,799
Power-One, Inc. (a)                      18,800        739
Tektronix, Inc.                          24,800        836
Texas Instruments, Inc.                 427,830     20,269
Thomas & Betts Corp.                     14,900        241
                                                    ------
                                                    24,529
                                                    ------

ELECTRONICS - 2.7%
Agilent Technologies, Inc. (a)          111,300      6,094
Altera Corp. (a)                        101,100      2,660
Analog Devices, Inc. (a)                 89,000      4,556
Applied Micro Circuits Corp. (a)         70,700      5,302
Broadcom Corp. (a)                       59,000      4,960
Conexant Systems, Inc. (a)               57,100        871
JDS Uniphase Corp. (a)                  237,500      9,915
KLA Tencor Corporation (a)               48,200      1,624
Lexmark International Group, Inc.
  Class A (a)                            30,600      1,356
Linear Technology Corp.                  78,700      3,635
Maxim Integrated Products, Inc. (a)      71,700      3,424
Novellus Systems, Inc. (a)               34,200      1,225
QLogic Corp. (a)                         22,000      1,698
QUALCOMM, Inc. (a)                      184,700     15,168
Sanmina Corp. (a)                        38,700      2,965
Solectron Corp. (a)                     155,700      5,278
Teradyne, Inc. (a)                       45,100      1,680
Vitesse Semiconductor Corp. (a)          44,200      2,445
Xilinx, Inc. (a)                         82,300      3,816
                                                    ------
                                                    78,672
                                                    ------

ENERGY - 6.8%
Amerada Hess Corp.                       22,600      1,651
Anadarko Petroleum Corp.                 60,968      4,334
Apache Corp.                             29,900      2,095
Ashland, Inc.                            18,900        678
Baker Hughes, Inc.                       81,980      3,407
Burlington Resources, Inc.               54,522      2,753
Calpine Corp. (a)                        69,700      3,141
Chevron Corp.                           158,400     13,375
Conoco, Inc. Class B                    156,900      4,540
Constellation Energy Group               37,100      1,672
Devon Energy Corp.                       31,299      1,908
El Paso Energy Corp.                     57,900      4,147
EOG Resources, Inc.                      29,200      1,597
Exxon Mobil Corp.                       861,405     74,888
Halliburton Co.                         108,200      3,922
Kerr-McGee Corp.                         23,356      1,563
Kinder Morgan, Inc.                      29,700      1,550
McDermott International, Inc.            15,400        166
Nabors Industries, Inc. (a)              36,900      2,183
Occidental Petroleum Corp.               95,300      2,311
ONEOK, Inc.                               8,000        385
Phillips Petroleum Co.                   62,200      3,538
Progress Energy, Inc.                    51,547      2,536
Progress Energy, Inc. CVO (a)            12,200          5
Rowan Cos., Inc. (a)                     25,200        680
Royal Dutch Petroleum Co. ADR           530,800     32,147
Schlumberger, Ltd.                      142,600     11,399
Sempra Energy                            49,150      1,143
Sunoco, Inc.                             21,355        719
Texaco, Inc.                            137,600      8,548
Tosco Corp.                              34,900      1,185
Transocean Sedco Forex, Inc.             53,952      2,482
Unocal Corp.                             62,700      2,426
USX-Marathon Group                       80,500      2,234
                                                   -------
                                                   201,308
                                                   -------
FINANCE - 17.4%
AFLAC, Inc.                              66,700      4,815
Allstate Corp.                          183,488      7,993
Ambac Financial Group, Inc.              26,550      1,548

                                       31

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------    -------
American Express Co.                    328,800     18,063
American General Corp.                   63,287      5,158
American International Group, Inc.      576,667     56,838
AmSouth Bancorp                          98,850      1,507
AON Corp.                                63,050      2,159
Bank of America Corp.                   402,295     18,455
Bank of New York Co., Inc.              184,600     10,188
Bank One Corp.                          288,968     10,583
BB&T Corp.                               96,700      3,608
Bear Stearns Cos., Inc.                  27,668      1,402
Capital One Financial Corp.              50,100      3,297
Charter One Financial, Inc.              54,655      1,578
Chubb Corp. (The)                        43,600      3,771
CIGNA Corp.                              38,500      5,094
Cincinnati Financial Corp.               41,700      1,650
CIT Group, Inc. (The) Class A            63,400      1,276
Citigroup, Inc.                       1,245,476     63,597
Comerica, Inc.                           40,350      2,396
Conseco, Inc.                            75,145        991
Countrywide Credit Industries, Inc.      27,300      1,372
Equifax, Inc.                            35,900      1,030
Fannie Mae                              249,200     21,618
Federal Home Loan Mortgage Corp.        171,500     11,812
Fifth Third Bancorp                     115,925      6,927
First Union Corp.                       240,812      6,698
Firstar Corp.                           233,176      5,421
FleetBoston Financial Corp.             225,264      8,462
Franklin Resources, Inc.                 61,700      2,351
Golden West Financial Corp.              39,900      2,693
Hartford Financial Services Group,
  Inc. (The)                             56,100      3,962
Household International Corp.           118,199      6,501
Huntington Bancshares, Inc.              66,047      1,069
JP Morgan Chase and Co.                 323,642     14,706
Jefferson-Pilot Corp.                    26,775      2,001
KeyCorp                                 106,898      2,993
Lehman Brothers Holdings, Inc.           60,600      4,098
Lincoln National Corp.                   48,600      2,299
Loews Corp.                              24,900      2,579
Marsh & McLennan Cos., Inc.              67,750      7,927
MBIA, Inc.                               25,500      1,890
MBNA Corp.                              212,582      7,852
Mellon Financial Corp.                  119,900      5,898
Merrill Lynch & Co., Inc.               201,200     13,719
MetLife, Inc.                           190,600      6,671
MGIC Investment Corp.                    26,000      1,753
Moody's Corp.                            43,700      1,123
Morgan (J.P.) & Co., Inc.                39,300      6,504
Morgan Stanley Dean Witter & Co.        277,112     21,961
National City Corp.                     151,600      4,359
Northern Trust Corp.                     56,100      4,576
Old Kent Financial Corp.                 32,875      1,438
Paychex, Inc.                            94,025      4,572
PNC Bank Corp.                           72,900      5,326
Price (T. Rowe) & Associates, Inc.       32,200      1,360
Progressive Corp.                        19,100      1,979
Providian Financial Corp.                71,800      4,129
Regions Financial Corp.                  53,100      1,450
SAFECO Corp.                             30,300        996
Schwab (Charles) Corp.                  345,250      9,797
SouthTrust Corp.                         40,600      1,652
St. Paul Cos., Inc.                      55,472      3,013
State Street Corp.                       40,800      5,068
Stilwell Financial, Inc.                 57,900      2,283
Summit Bancorp                           42,000      1,604
SunTrust Banks, Inc.                     74,400      4,687
Synovus Financial Corp.                  74,100      1,996
Torchmark Corp.                          30,800      1,184
U.S. Bancorp                            187,817      5,482
Union Planters Corp.                     35,600      1,273
UnumProvident Corp.                      63,228      1,699
USA Education, Inc.                      38,100      2,591
Wachovia Corp.                           50,400      2,930
Washington Mutual, Inc.                 132,598      7,036
Wells Fargo Co.                         422,787     23,544
                                                   -------
                                                   515,881
                                                   -------

GENERAL BUSINESS - 3.0%
American Greetings Corp. Class A         17,800        168
Automatic Data Processing, Inc.         156,800      9,927

                                       32

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------    -------
Block (H&R) Co., Inc.                    21,600        894
Cendant Corp. (a)                       189,636      1,825
Clear Channel Communications,
  Inc. (a)                              146,100      7,077
Comcast Corp. Special Class A (a)       225,900      9,417
Computer Sciences Corp. (a)              41,700      2,507
Deluxe Corp.                             19,900        503
Donnelley (R.R.) & Sons Co.              33,300        899
Dow Jones & Co., Inc.                    22,700      1,285
Ecolab, Inc.                             31,000      1,339
First Data Corp.                         99,100      5,221
Fluor Corp. (a)                          19,900        658
Gannett Co., Inc.                        66,100      4,168
Harcourt General, Inc.                   19,700      1,127
IMS Health, Inc.                         75,600      2,041
Interpublic Group Cos., Inc.             77,600      3,303
Knight-Ridder, Inc.                      17,900      1,018
McGraw-Hill, Inc.                        49,800      2,920
Meredith Corp.                           14,000        451
New York Times Co. Class A               40,900      1,639
Omnicom Group, Inc.                      44,400      3,680
Quintiles Transnational Corp. (a)        31,100        651
Robert Half International, Inc. (a)      46,000      1,219
Time Warner, Inc.                       328,300     17,150
Tribune Co.                              75,845      3,205
Waste Management, Inc.                  158,059      4,386
                                                   -------
                                                    88,678
                                                   -------

SHELTER - 0.4%
Centex Corp.                             14,600        548
Georgia-Pacific Group                    54,643      1,701
Kaufman & Broad Home Corp.               11,100        374
Louisiana Pacific Corp.                  29,100        295
Masco Corp.                             113,700      2,921
Pulte Corp.                              11,600        489
Sherwin-Williams Co.                     40,300      1,060
Vulcan Materials Co.                     26,500      1,269
Weyerhaeuser Co.                         54,100      2,746
                                                   -------
                                                    11,403
                                                   -------

TECHNOLOGY - 16.0%
Adaptec, Inc. (a)                        25,100        256
Adobe Systems, Inc.                      60,400      3,514
Advanced Micro Devices, Inc. (a)         78,600      1,086
America Online, Inc. (a)                577,898     20,111
Apple Computer, Inc. (a)                 82,000      1,215
Applera Corp - Applied
Biosystems Group (a)                     52,900      4,976
Applied Materials, Inc. (a)             202,700      7,741
Autodesk, Inc.                           15,900        427
BMC Software, Inc. (a)                   62,400        870
BroadVision, Inc. (a)                    66,300        783
Cabletron Systems, Inc. (a)              44,800        675
Ceridian Corp. (a)                       37,800        754
Cisco Systems, Inc. (a)               1,783,500     68,219
Citrix Systems, Inc. (a)                 48,800      1,098
COMPAQ Computer Corp.                   424,729      6,392
Computer Associates International,
  Inc.                                  145,662      2,840
Compuware Corp. (a)                      97,500        609
Dell Computer Corp. (a)                 638,600     11,136
Electronic Data Systems Corp.           115,000      6,641
EMC Corp. (a)                           541,724     36,025
Gateway, Inc. (a)                        81,500      1,466
Guidant Corp. (a)                        77,700      4,191
Hewlett-Packard Co.                     488,500     15,418
Honeywell International, Inc.           196,637      9,303
Intel Corp.                           1,667,300     50,123
International Business Machines
  Corp.                                 434,400     36,924
Intuit, Inc. (a)                         51,500      2,028
LSI Logic Corp. (a)                      76,600      1,309
Mercury Interactive Corp. (a)            20,300      1,831
Micron Technology, Inc. (a)             139,100      4,938
Microsoft Corp. (a)                   1,321,200     57,390
National Semiconductor Corp. (a)         46,600        938
NCR Corp. (a)                            22,900      1,125
Network Appliance, Inc. (a)              78,400      5,032
Novell, Inc. (a)                         88,800        461
Oracle Systems Corp. (a)              1,386,320     40,377

                                       33

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------    -------
Palm, Inc. (a)                          140,973      3,982
Parametric Technology Corp. (a)          64,000        860
PeopleSoft, Inc. (a)                     69,400      2,572
PerkinElmer, Inc.                        12,800      1,344
Rockwell International Corp.             45,200      2,153
Scientific-Atlanta, Inc.                 39,400      1,283
Siebel Systems, Inc. (a)                104,100      7,033
Sun Microsystems, Inc. (a)              796,500     22,153
Symbol Technologies, Inc.                36,700      1,321
Tellabs, Inc. (a)                       100,900      5,694
Textron, Inc.                            36,500      1,697
Thermo Electron Corp. (a)                43,200      1,285
Unisys Corp. (a)                         74,700      1,092
VERITAS Software Corp. (a)               96,100      8,409
Xerox Corp.                             166,100        768
Yahoo!, Inc. (a)                        137,900      4,137
                                                   -------
                                                   474,005
                                                   -------

TELECOMMUNICATIONS - 7.4%
ADC Telecommunications, Inc. (a)        196,300      3,558
Andrew Corp. (a)                         20,868        454
AT&T Corp.                              928,014     16,066
Avaya, Inc. (a)                          71,016        732
BellSouth Corp.                         462,000     18,913
CenturyTel, Inc.                         33,950      1,214
Comverse Technology, Inc. (a)            39,700      4,312
Global Crossing, Ltd. (a)               223,710      3,202
Lucent Technologies, Inc.               824,892     11,136
Motorola, Inc.                          545,521     11,047
Nextel Communications, Inc.
  Class A (a)                           187,000      4,617
Nortel Networks Corp.                   766,520     24,576
Qwest Communications
  International, Inc. (a)               409,215     16,778
SBC Communications, Inc.                838,345     40,031
Verizon Communications                  668,306     33,499
Viacom, Inc. Class B (a)                374,114     17,490
WorldCom, Inc.                          719,183     10,113
                                                   -------
                                                   217,738
                                                   -------

TRANSPORTATION - 0.4%
Burlington Northern, Inc.                99,407      2,815
CSX Corp.                                56,200      1,458
FedEx Corp. (a)                          71,240      2,847
Navistar International Corp. (a)         15,350        402
Norfolk Southern Corp.                   95,800      1,275
Ryder Systems, Inc.                      17,100        284
Union Pacific Corp.                      61,500      3,121
                                                   -------
                                                    12,202
                                                   -------

UTILITIES - 3.9%
AES Corp. (a)                           112,600      6,235
Allegheny Energy, Inc.                   27,900      1,344
Alltel Corp.                             76,600      4,783
Ameren Corp.                             36,077      1,671
American Electric Power Co., Inc.        80,300      3,734
Cinergy Corp.                            38,626      1,357
CMS Energy Corp.                         30,800        976
Coastal Corp.                            54,500      4,813
Consolidated Edison, Inc. (a)            53,200      2,048
Dominion Resources, Inc.                 58,408      3,913
DTE Energy Co.                           34,500      1,343
Duke Energy Corp. NPV                    91,874      7,832
Dynegy, Inc. Class A                     77,200      4,328
Edison International                     83,700      1,308
Enron Corp.                             185,100     15,387
Entergy Corp.                            53,800      2,276
Exelon Corp.                             79,937      5,612
FirstEnergy Corp.                        55,900      1,764
FPL Group, Inc.                          44,300      3,179
GPU, Inc.                                29,000      1,068
KeySpan Corp.                            34,900      1,479
Niagara Mohawk Holdings, Inc. (a)        41,800        698
NICOR, Inc.                              13,300        574
NiSource, Inc.                           49,439      1,520
Peoples Energy Corp.                      8,300        371
PG&E Corp.                              100,300      2,006
Pinnacle West Capital Corp.              22,000      1,048
PPL Corp.                                36,200      1,636

                                       34

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------    -------
Public Service Enterprise Group,
  Inc.                                   53,200      2,587
Reliant Energy, Inc.                     72,910      3,158
Southern Co.                            164,200      5,460
Sprint Corp. (Fon Group)                216,900      4,406
Sprint Corp. (PCS Group) (a)            232,600      4,754
TXU Corp.                                64,830      2,873
Williams Cos. (The)                     111,880      4,468
Xcel Energy, Inc.                        83,760      2,434
                                                   -------
                                                   114,443
                                                   -------
TOTAL COMMON STOCKS
(cost $2,386,995,000)                            2,915,982
                                                 ---------

                                                   MARKET
                                                   VALUE
                                          PAR      (000)
                                         AMOUNT      $
                                         ------    -------
GOVERNMENT AND AGENCY
  SECURITIES - 0.3%
U.S. Treasury Bill 5.88% due
  03/15/01 (b)(c)                        $8,235      8,137
                                                   -------
TOTAL GOVERNMENT AND AGENCY
SECURITIES
(cost $8,137,000)                                    8,137
                                                   -------

                                                    MARKET
                                                    VALUE
                                                    (000)
                                         SHARES       $
                                         ------    -------
SHORT TERM INVESTMENTS - 16.3%
AIM Short Term Investment
Prime Portfolio                          36,611   $ 36,611
State Street Navigator Securities
  Lending Prime Portfolio (d)           446,834    446,834
Federated Investors Prime Cash
  Obligations Fund                            3          3
                                                   -------
TOTAL SHORT TERM INVESTMENTS
(cost $483,448,000)                                483,448
                                                   -------

TOTAL INVESTMENTS - 115.2%
(identified cost $2,878,580,000)                 3,407,567

OTHER ASSETS AND LIABILITIES
  NET - (15.2)%                                   (450,296)
                                                 ---------

NET ASSETS - 100%                               $2,957,271
                                                ----------

(a) Non-income producing security.
(b) Held as collateral in connection with futures contracts purchased by the Portfolio.
(c) Rate represents annualized yield at date of purchase.
(d) Security represents investment made with cash collateral received from securities loaned.

ABBREVIATIONS
ADR - American Depositary Receipt
CVO - Contingent Value Obligation
NPV - No Par Value
NV - Non-voting

                                        NUMBER        UNREALIZED
                                          OF         DEPRECIATION
                                      CONTRACTS         (000)
                                      ---------      ------------
SCHEDULE OF FUTURES CONTRACTS
S&P 500 Financial Futures Contracts
  Expiration date 03/2001                   132      $     (1,734)
                                                     ------------
Total unrealized depreciation
  on Open futures contracts
  purchased                                          $     (1,734)
                                                     ============

                       See notes to financial statements.

STAEMENT OF  ASSETS AND LIABILITIES
(Amounts in thousands)                                                              December 31, 2000
ASSETS
Investments at market (identified cost $2,878,580)                                        $3,407,567
Receivables:
  Dividends and interest                                                                       2,651
                                                                                          ----------
  Total assets                                                                             3,410,218

LIABILITIES
Payables:
  Investments purchased                                                  $ 5,302
  Upon return of securities loaned                                       446,834
  Daily variation margin on futures contracts                                697
  Management fees (Note 4)                                                   114
                                                                         -------
    Total liabilities                                                                        452,947
                                                                                             -------

NET ASSETS                                                                                $2,957,271
                                                                                          ==========

COMPOSITION OF NET ASSETS
Paid-in capital                                                                           $2,430,018
Net unrealized appreciation on investments and futures contracts                             527,253
                                                                                          ==========
NET ASSETS                                                                                $2,957,271
                                                                                          ==========

                       See notes to financial statements.

STATEMENT OF OPERATIONS
(Amounts in thousands)                                       For the Period Ended December 31, 2000*

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $149)                                         $ 23,093
  Interest                                                                                     2,210
                                                                                            --------

    Total Investment Income                                                                   25,303

EXPENSES
  Management fees (Note 4)                                              $    960
                                                                        --------
    Total Expenses                                                                               960
                                                                                            --------

NET INVESTMENT INCOME                                                                         24,343
                                                                                            --------

REALIZED AND UNREALIZED LOSS Net realized loss on:
  Investments and foreign currency transactions                          (43,129)
  Futures contracts                                                       (8,384)
                                                                         -------

                                                                                            (51,513)
Net change in unrealized depreciation on:
  Investments and foreign currency transactions                         (143,802)**
  Futures contracts                                                       (1,734)
                                                                       ---------
                                                                                           (145,536)
                                                                                           ---------
Net realized and unrealized loss                                                           (197,049)
                                                                                           ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $(172,706)
                                                                                          ==========

-----------
  * The Portfolio commenced operations on March 1, 2000.
 ** Excludes unrealized appreciation of $672,790 on contributed securities.

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

(Amounts in thousands)                 For the Period Ended December 31, 2000*

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income                                             $   24,343
  Net realized loss                                                    (51,513)
  Net change in unrealized appreciation (depreciation)                (145,536)
                                                                   -----------
    Net decrease in net assets resulting from operations              (172,706)
                                                                   -----------
CAPITAL TRANSACTIONS (NOTE 3)
  Proceeds from contributions                                        3,861,947
  Fair value of withdrawals                                           (731,970)
                                                                     ---------
    Net increase in net assets from capital transactions             3,129,977
                                                                     ---------
TOTAL NET INCREASE IN NET ASSETS                                     2,957,271

NET ASSETS
  Beginning of period                                                      --
                                                                     ---------
  End of period                                                     $2,957,271
                                                                    ==========

-----------
 * The Portfolio commenced operations on March 1, 2000.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
For the Period Ended December 31, 2000*

The following table includes selected supplemental data and ratios to average net assets:

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                          $2,957,271
  Ratios to average net assets:
    Operating expenses**                                                0.045%
    Net investment income**                                              1.14%
  Portfolio turnover rate***                                               18%
  Total return***                                                       (2.41%)

-------
  * The Portfolio commenced operations on March 1, 2000.
 ** Annualized
*** Not Annualized

                       See notes to financial statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                               December 31, 2000

1. ORGANIZATION
   State Street Master Funds (the "Trust") is a registered and diversified open -end management investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust is comprised of 5 investment portfolios. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At December 31, 2000, only State Street MSCI(R)EAFE(R) Index Portfolio and the State Street Equity 500 Index Portfolio had commenced operations. The Declaration of the Trust permits the Board of Trustees to issue an unlimited number of shares of beneficial interest.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Portfolio's financial statements are prepared in accordance with generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

   SECURITY VALUATION: The Portfolio's investments are valued each business day by independent pricing services. Equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. Investments in other mutual funds are valued at the net asset value per share. Over-the-counter equities, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security.

   The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discounts on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each investor's average net assets.

   In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPAAudit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Trust does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

   FEDERAL INCOME TAXES: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's interest holders in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes. It is intended that the Portfolio's assets will be managed so that an investor in the Portfolio can satisfy the requirements of sub-chapter M of the Internal Revenue Code.

   FUTURES: The Portfolio may enter into financial futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio is required to segregate securities in an amount equal to the outstanding value of the open futures contracts in accordance with SEC requirements.

   The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

   SECURITIES LENDING: The Portfolio entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Portfolio may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are secured at all times by cash, U.S. Government Securities or irrevocable lines of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated as follows: 75% to the Portfolio and 25% to State Street.

   The primary risk associated with securities lending is if the borrower defaults on it obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At December 31, 2000, the value of the securities loaned amounted to $427,301,751. The loans were collateralized with cash of $446,833,730, which the Portfolio then invested in the State Street Navigator Securities Lending Prime Portfolio, a related party investment.

3. SECURITIES TRANSACTIONS AND CAPITAL TRANSACTIONS
   For the period ended December 31, 2000, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $496,941,518 and $604,055,794, respectively. The aggregate gross unrealized appreciation and depreciation were $784,850,564 and $255,862,754, respectively, as of December 31, 2000.

   During the period ended December 31, 2000, investment securities were received by the Portfolio as proceeds from capital invested. Net contributions, at cost, amounted to $2,779,406,282, and unrealized gains assumed by the Portfolio at the time of purchase amounted to $672,790,394.

4. RELATED PARTY FEES AND TRANSACTIONS
   The Portfolio has entered into an investment advisory agreement with State Street under which State Street, as the investment advisor, directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. The Trust also has contracts with State Street to provide Custody, Administration and Transfer Agent services to the Portfolio. In compensation for these services and for the assumption of ordinary operating expenses of the Portfolio, State Street receives a management fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and schedule of futures contracts, of the State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds)(the "Portfolio") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and financial highlights for the period from March 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Street Equity 500 Index Portfolio of State Street Master Funds at December 31, 2000, and the results of its operations, the changes in its net assets, and the financial highlights for the period from March 1, 2000 (commencement of operations) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

   Boston, Massachusetts                        /s/Ernst & Young LLP
   February 9, 2001

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                       INTERNATIONAL STOCK SELECTION FUND

                                 AUGUST 31, 2001

                                 SSgA(R) FUNDS

                       INTERNATIONAL STOCK SELECTION FUND
                     (FORMERLY "ACTIVE INTERNATIONAL FUND")

                                 Annual Report
                                August 31, 2001

                               Table of Contents

                                                           Page
   Chairman's Letter                                        4

   Portfolio Management Discussion and Analysis             6

   Report of Independent Accountants                        8

   Financial Statements                                     9

   Financial Highlights                                    17

   Notes to Financial Statements                           18

   Tax Information                                         24

   Fund Management and Service Providers                   25

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERNATIONAL STOCK SELECTION FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA International Stock Selection Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                           /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                              Gustaff V. Fish, Jr.
State Street Global Advisors                    SSgA Funds Management, Inc.
Chairman and Chief Executive Officer            President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Steven M. Cheshire, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA International Stock Selection Fund. His current responsibilities are focused on researching new stock selection models, enhancing existing models, and portfolio construction techniques. Prior to joining SSgA in 1997, he was employed at Putnam Investments where he was Vice President in the quantitative equity research and product development group. Before this, Mr. Cheshire was an Assistant Vice President with Wellington Management Company where he was involved in quantitative research and portfolio management. He has been working in the investment management field since 1990 and has a BS in Finance from Virginia Polytechnic Institute and State University and an MBA from Boston University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide long-term capital growth.

INVESTS IN: Equity securities of foreign issuers.

STRATEGY: The Fund's proprietary stock selection model seeks to choose the best securities within each industry regardless of the country of domicile. In order to effectively manage risk, the Fund will seek to invest in only those countries included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index, without letting the relative position sizes in those countries deviate significantly from the benchmark.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                       INTERNATIONAL
                           STOCK                   MSCI
     DATES               SELECTION            EAFE INDEX **
         *                $10,000                 $10,000
      1995                $10,890                 $10,933
      1996                $11,567                 $11,794
      1997                $11,703                 $12,862
      1998                $10,591                 $12,844
      1999                $13,438                 $16,141
      2000                $14,257                 $17,683
      2001                $11,172                 $13,377
Total                     $93,618                $105,634

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA International Stock Selection Fund lost 21.64%. This still compared favorably to the MSCI EAFE Index which fell 24.35% during the same period.

MARKET AND PORTFOLIO HIGHLIGHTS
The United States' economy as well as those of the major developed nations in Europe and Asia weakened considerably throughout this fiscal year. This coincided with the bursting of the telecom, media and technology bubble. High market multiples that were driven by unsustainable growth expectations finally came back down to earth. What had been a growth market became a value market as many large cap high flyers of 2000 lost significant amounts of their market values.

SSgA INTERNATIONAL STOCK SELECTION FUND

Period Ended                  Growth of           Total
 08/31/01                      $10,000           Return
------------               ---------------      --------
1 Year                     $     7,836          (21.64)%
5 Years                    $     9,658           (0.69)%+
Inception                  $    11,172            1.72%+

MORGAN STANLEY CAPITAL INTERNATIONAL
  EUROPE, AUSTRALASIA, FAR EAST INDEX (NET DIVIDEND)

Period Ended                  Growth of            Total
 08/31/01                      $10,000            Return
------------               -------------        ----------
1 Year                     $     7,565          (24.35)%
5 Years                    $    11,342            2.55%+
Inception                  $    13,377            4.58%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

The Fund did very well across the board in Europe, with positive results generated by AMB and Assurances Generales de France in the Insurance sector, U.K. retailer Debehams, and pharmaceutical companies H. Lundbeck, Sanofi Synthelabo and Serono. The portfolio's overweight exposure coupled with good stock selection among the defensive tobacco industry also added to performance results.

The major European phone companies and equipment suppliers were hit especially hard after overspending and running up huge debts from their purchases of 3G licenses in Europe. The Fund benefited from underweights to Ericsson, Nokia, Deutsche Telekom, France Telecom and Marconi.

Japan once again continued to be a challenging investment environment. Stock shares have declined to 17-year lows amid the recent banking crisis and the fourth recession in 10 years. Of particular interest to the Fund is the Japanese Banking sector, which is facing a loan crisis. Some Japanese banks may be forced to write-off bad loans from their balance sheets within two to three years. Exacerbating the problem is the banks' holdings in Japanese equities, which are declining in value, resulting in unrealized losses that are eroding banks' capital. This environment has had a negative impact on Japanese banking shares held in the portfolio.

The losses incurred by the Fund's Japanese holdings were offset by some of the portfolio's defensive positions, notably utilities Tokyo Electric Power and Tohoku Electric Power, and construction companies Taiheiyo Cement, Mitsubishi Corp and Taisei Corp.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)       AUGUST 31, 2001
GlaxoSmithKline PLC                            3.6%
Nestle SA                                      2.2
Royal Bank of Scotland Group PLC               2.2
ENI SPA                                        2.1
Vodafone Group PLC                             1.9
Nippon Telegraph & Telephone Corp.             1.8
BP Amoco PLC                                   1.8
Banque Nationale Paris                         1.7
Tokyo Electric Power                           1.6
PSA Peugeot Citroen                            1.4

                                 ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

  * The Fund commenced operations on March 7, 1995. Index comparison began March 1, 1995.

 ** Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

  +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA International Stock Selection Fund (formerly SSgA Active International Fund)(the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                            /s/Pricewaterhoursecoopers LLP
October 10, 2001

SSgA INTERNATIONAL STOCK SELECTION FUND

STATEMENT OF NET ASSETS

                                                          AUGUST 31, 2001

                                                               MARKET
                                           NUMBER              VALUE
                                             OF                (000)
                                           SHARES                $
                                      ---------------     ---------------
COMMON STOCKS - 93.8%
AUSTRALIA - 1.5%
Broken Hill Proprietary Co.                   128,463                631
CSR, Ltd.                                      93,646                318
Suncorp-Metway, Ltd.                           37,223                261
                                                         ---------------
                                                                   1,210
                                                         ---------------
AUSTRIA - 0.9%
Austria Tabak AG                                3,360                258
Telekom Austria AG New (a)                     62,083                407
                                                         ---------------
                                                                     665
                                                         ---------------
BELGIUM - 1.0%
Glaverbel                                       4,900                396
Union Miniere SA                                9,838                411
                                                         ---------------
                                                                     807
                                                         ---------------
DENMARK - 1.8%
D/S 1912 Class B                                   65                492
H. Lundbeck AS (a)                             14,522                493
Novozymes AS Series B                          18,504                416
                                                         ---------------
                                                                   1,401
                                                         ---------------
FINLAND - 0.8%
Nokia Oyj                                      37,241                583
                                                         ---------------
FRANCE - 9.7%
Accor SA                                        2,993                117
Alcatel SA                                     11,713                181
Assurances Generales de France                 17,263                940
Banque Nationale Paris                         14,332              1,316
Cap Gemini Sogeti                               2,912                186
Compagnie de Saint Gobain                       6,133                942
Credit Lyonnais                                 7,200                283
L'Oreal SA                                      5,463                370
PSA Peugeot Citroen (a)                        22,932              1,093
Remy Cointreau SA                              18,241                554
Sanofi-Synthelabo SA                           12,398                812
Societe Generale Series A                       3,313                195
STMicroelectronics NV                          10,000                305
Suez SA (a)                                     6,090                208
TotalFina SA                                      810                120
                                                         ---------------
                                                                   7,622
                                                         ---------------
GERMANY - 6.8%
Altana AG                                       7,400                363
AMB - Aachener & Muenchener
  Beteiligungs AG                               6,800                719
Bayerische Hypo - Vereinsbank AG               20,000                834
Deutsche Lufthansa AG                          29,418                459
Hugo Boss AG                                   10,000                203
Muenchener Rueckversicherungs-
  Gesellschaft AG                               3,800              1,090
SAP AG                                          7,715              1,046
Volkswagen AG                                  15,000                663
                                                         ---------------
                                                                   5,377
                                                         ---------------
HONG KONG - 1.6%
Jardine Matheson
   Holdings, Ltd. - ADR (a)                    70,988                426
Li & Fung, Ltd.                               320,000                402
New World Development Co., Ltd.               173,769                177
Oriental Press Group                        1,970,000                238
                                                         ---------------
                                                                   1,243
                                                         ---------------
IRELAND - 0.9%
Bank of Ireland (a)                            75,014                713
                                                         ---------------
ITALY - 4.1%
Banca Popolare di Milano                      171,396                732
ENI SPA (a)                                   123,250              1,636
Telecom Italia Mobile SPA Di Risp              50,300                176
Telecom Italia SPA RNC                         84,825                401
Unicredito Italiano SPA                        62,000                268
                                                         ---------------
                                                                   3,213
                                                         ---------------

                                        9

                                                               MARKET
                                           NUMBER              VALUE
                                             OF                (000)
                                           SHARES                $
                                      ---------------     ---------------
JAPAN - 21.2%
Canon, Inc.                                     9,000               271
Chiba Bank, Ltd.                               27,000                98
Chubu Electric Power Co., Inc.                 15,700               308
Dainippon Ink and Chemicals, Inc.             109,000               239
Dainippon Pharmaceutical Co., Ltd.             40,000               426
Daiwa Bank                                    103,000               130
Hitachi, Ltd.                                  70,000               574
Honda Motor Co., Ltd.                          11,000               397
Kawasaki Heavy Industries (a)                 269,000               424
Kyocera Corp.                                   7,200               487
Matsushita Electric Industrial Co., Ltd.       37,000               562
Mitsubishi Corp.                               87,000               725
Mitsubishi Electric Corp.                      57,000               218
Mitsubishi Heavy Industries                   116,000               474
Mitsubishi Tokyo Financial
   Group, Inc. (a)                                 52               442
Mitsui Fudosan Co., Ltd.                       67,000               753
Mizuho Holdings, Inc.                              52               215
NEC Corp.                                      17,000               208
Nippon Electric Glass                          51,000               538
Nippon Oil Co.                                113,000               677
Nippon Telegraph & Telephone Corp.                316             1,437
Nissan Motor Co., Ltd.                        160,000               935
Olympus Optical Co.                            11,000               157
Ricoh Co., Ltd.                                44,000               718
Sumitomo Bank                                  37,000               302
Taiheiyo Cement Corp.                          84,000               226
Taisei Corp.                                  193,000               584
Takeda Chemical Industries                     11,000               453
Takefuji Corp.                                  1,400               121
Tanabe Seiyaku Co.                             37,000               399
Tohoku Electric Power                          48,900               902
Tokyo Electric Power                           48,200             1,246
Toppan Printing Co., Ltd.                       9,000                86
UFJ Holdings, Inc. (a)                            152               774
Yamaha Motor Co.                               25,000               182
                                                         --------------
                                                                 16,688
                                                         --------------
NETHERLANDS - 5.3%
ABN Amro Holding                               49,207               906
ASM Lithography Holding (a)                    14,882               265
Buhrmann                                       30,000               250
Ing Groep                                      29,324               927
Koninklijke (Royal) Philips Electronics        19,750               533
Koninklijke Luchtvaart Maatschappij            17,581               268
Royal Dutch Petroleum Co.                      17,914             1,016

                                                                  4,165
NORWAY - 0.9%
Den Norske Creditbank ASA                      75,200               372
Norske Skogindustrier ASA Class A              21,000               361
                                                         --------------
                                                                    733
                                                         --------------
PORTUGAL - 0.2%
Portugal Telecom SA                            27,877               178
                                                         --------------
SINGAPORE - 1.0%
Fraser & Neave                                 91,000               402
Singapore Telecommunications, Ltd.            328,000               381
                                                                    783
                                                         --------------
SPAIN - 3.0%
Grupo Dragados SA                              64,816               907
Iberdrola SA                                   54,358               745
Telefonica SA (a)                              61,737               718
                                                         --------------
                                                                  2,370
                                                         --------------
SWEDEN - 1.8%
Electrolux AB Series B                         40,700               550
Nordic Baltic Holding AB                       42,215               257
Svenska Handelsbanken AB Series A              21,674               311
Swedish Match Co.                              67,000               331
                                                         --------------
                                                                  1,449
                                                         --------------
SWITZERLAND - 8.0%
Baloise Holdings, Ltd. (a)                      7,190               636
Holcim, Ltd. (a)                                2,650               129

                                       10

                                                               MARKET
                                           NUMBER              VALUE
                                             OF                (000)
                                           SHARES                $
                                      ---------------     ---------------
Jelmoli Holding AG (Regd)                         710               173
Nestle SA (a)                                   8,260             1,742
Schweizerische
  Lebensversicherungsund
  Rentenanstalt                                   904               519
Serono SA Series B                                840               771
Swiss Reinsurance (a)                           2,580               257
Swisscom AG                                     3,320               953
Syngenta AG (a)                                11,949               625
UBS AG (a)                                      9,006               439
                                                              ---------
                                                                  6,244
                                                              ---------
UNITED KINGDOM - 23.3%
Airtours PLC                                  147,362               551
Allied Domecq PLC                              54,200               319
Barclays PLC                                   11,000               334
Berkeley Group PLC                             76,377               816
BP Amoco PLC                                  169,090             1,435
British Airways PLC                           129,097               574
British American Tobacco PLC                   63,257               541
CGNU PLC                                       34,662               513
Corus Group PLC                               316,503               294
Debenhams PLC                                 124,900               773
Enterprise Oil PLC                             20,636               177
GlaxoSmithKline PLC                           106,854             2,836
HSBC Holdings PLC                              62,178               724
Imperial Chemical Industries PLC              146,555               915
Man Group PLC                                  35,800               483
Reckitt Benckiser PLC                          30,304               461
Rentokil Initial PLC                          141,936               512
Reuters Group PLC                              78,584               887
Royal Bank of Scotland Group PLC               69,261             1,730
Shell Transport & Trading Co. PLC              86,293               712
Taylor Woodrow PLC                            122,500               349
Tesco Store Holdings PLC                       74,052               279
Vodafone Group PLC                            735,711             1,468
WPP Group PLC                                  66,182               660
                                                              ---------
                                                                 18,343
                                                              ---------
TOTAL COMMON STOCKS
(cost $80,896)                                                   73,787
                                                              ---------
PREFERRED STOCKS - 0.3%
GERMANY - 0.3%
Hugo Boss AG                                   10,140               229
                                                              ---------
TOTAL PREFERRED STOCKS
(cost $283)                                                         229
                                                              ---------

                                             PRINCIPAL
                                              AMOUNT
                                               (000)
                                                 $
                                             ----------
LONG-TERM INVESTMENTS - 0.1%
JAPAN - 0.1%
MTI Capital (Cayman), Ltd. (conv.)
  0.500% due 10/01/07                         JPY39,000              56
                                                          -------------
TOTAL LONG-TERM INVESTMENTS
(cost $258)                                                          56
                                                          -------------
SHORT-TERM INVESTMENTS - 4.7%
UNITED STATES - 4.7%
AIM Short-Term Investment Prime
  Portfolio Class A                               1,890           1,890
Federated Investors Prime Cash
  Obligation Fund                                 1,778           1,778
                                                          -------------
TOTAL SHORT-TERM INVESTMENTS
(cost $3,668)                                                     3,668
                                                          -------------
TOTAL INVESTMENTS - 98.9%
(identified cost $85,105)                                        77,740

OTHER ASSETS AND LIABILITIES,
NET - 1.1%                                                          886
                                                          -------------
NET ASSETS - 100.0%                                              78,626
                                                          =============

(a) Nonincome-producing security.
(b) Foreign currency balances totalling $43,068 were pledged to cover initial margin requirements for open futures contracts.

ABBREVIATIONS:
ADR - American Depositary Receipt

FOREIGN CURRENCY ABBREVIATIONS:
EUR - Euro
JPY - Japanese yen
USD - United States dollar

                                                          UNREALIZED
                                         NUMBER          APPRECIATION
                                          OF             (DEPRECIATION)
FUTURES CONTRACTS                      CONTRACTS             (000)
-----------------                      ---------        --------------
MSCI Pan Euro Index
  expiration date 09/01                       32               $    (80)
TOPIX Index (Japan)
  expiration date 09/01                        3                    (51)
                                                          -------------
Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased (b)                                      $   (131)
                                                          =============

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                            UNREALIZED
CONTRACTS TO         IN EXCHANGE                           APPRECIATION
  DELIVER                FOR           SETTLEMENT         (DEPRECIATION)
   (000)                (000)             DATE                (000)
------------         ------------      ----------         -------------
USD   707             EUR   800         09/05/01              $    21
USD   365            JPY 45,000         09/05/01                   14
                                                          -------------
                                                              $    35
                                                          =============

 See accompanying notes which are an integral part of the financial statements.

                                                      MARKET
INDUSTRY DIVERSIFICATION                 % OF         VALUE
(UNAUDITED)                               NET         (000)
                                        ASSETS          $
------------------------               ---------    ----------
Consumer Discretionary                     15.2%        11,956
Consumer Staples                             6.7         5,252
Energy                                       8.1         6,404
Financials                                  22.7        17,840
Health Care                                  8.4         6,606
Industrials                                  8.1         6,385
Information Technology                       5.7         4,469
Materials                                    6.1         4,787
Telecommunication Services                   6.4         5,055
Utilities                                    4.6         3,587
Miscellaneous                                2.1         1,675
Long-Term Investments                        0.1            56
Short-Term Investments                       4.7         3,668
                                       ---------    ----------
Total Investments                           98.9        77,740
Other Assets and Liabilities, Net            1.1           886
                                       ---------    ----------
NET ASSETS                                 100.0%       78,626
                                       =========    ==========

                                                      MARKET
GEOGRAPHIC DIVERSIFICATION               % OF         VALUE
(UNAUDITED)                              NET          (000)
                                        ASSETS          $
--------------------------            ---------    ----------
Europe                                      45.5%       35,749
Japan                                       21.2        16,688
Pacific Basin                                4.1         3,236
United Kingdom                              23.3        18,343
Long-Term Investments                        0.1           56
Short-Term Investments                       4.7         3,668
                                       ---------    ----------
Total Investments                           98.9        77,740
Other Assets and Liabilities, Net            1.1           886
                                       ---------    ----------
NET ASSETS                                 100.0%       78,626
                                       =========    ==========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                     AUGUST 31, 2001
ASSETS
Investments at market (including securities on loan of $12,790), (identified cost $85,105)               $  77,740
Foreign currency holdings (identified cost $512)                                                               508
Unrealized appreciation on forward foreign currency exchange contracts                                          35
Receivables:
   Dividends and interest                                                                                      227
   Fund shares sold                                                                                            234
Prepaid expenses                                                                                                22
Short-term investments held as collateral for securities loaned, at market                                  13,453
                                                                                                         ---------
      Total assets                                                                                          92,219

LIABILITIES
Payables:
   Fund shares redeemed                                                                  $       8
   Accrued fees to affiliates                                                                   76
   Other accrued expenses                                                                       49
   Daily variation margin on futures contracts                                                   7
Payable upon return of securities loaned, at market                                         13,453
                                                                                         ---------
      Total liabilities                                                                                     13,593
                                                                                                         ---------
NET ASSETS                                                                                               $  78,626
                                                                                                         =========
NET ASSETS CONSIST OF:
Undistributed net investment income                                                                      $     325
Accumulated net realized gain (loss)                                                                        (6,296)
Unrealized appreciation (depreciation) on:
   Investments                                                                                              (7,365)
   Futures contracts                                                                                          (131)
   Foreign currency-related transactions                                                                        29
Shares of beneficial interest                                                                                   11
Additional paid-in capital                                                                                  92,053
                                                                                                         ---------
NET ASSETS                                                                                               $  78,626
                                                                                                         =========
NET ASSET VALUE, offering and redemption price per share:
   ($78,626,321 divided by 10,602,268 shares of $.001 par value
      shares of beneficial interest outstanding)                                                         $    7.42
                                                                                                         =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                                         FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $203)                                                      $       1,591
  Interest                                                                                                         112
  Securities Lending Income                                                                                        108
                                                                                                         -------------
     Total investment income                                                                                     1,811

EXPENSES
  Advisory fees                                                                          $         659
  Administrative fees                                                                               87
  Custodian fees                                                                                   231
  Distribution fees                                                                                 31
  Transfer agent fees                                                                               48
  Professional fees                                                                                 27
  Registration fees                                                                                 31
  Shareholder servicing fees                                                                        30
  Trustees' fees                                                                                     9
  Miscellaneous                                                                                     14
                                                                                         -------------
  Expenses before reductions                                                                     1,167
  Expense reductions                                                                              (289)
                                                                                         -------------
    Expenses, net                                                                                                  878
                                                                                                         -------------
Net investment income                                                                                              933
                                                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                                                   (4,554)
  Futures contracts                                                                             (1,644)
  Foreign currency-related transactions                                                           (924)         (7,122)
                                                                                         -------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                                   15,468)
  Futures contracts                                                                               (338)
  Foreign currency-related transactions                                                            479         (15,327)
                                                                                         -------------   -------------
Net realized and unrealized gain (loss)                                                                        (22,449)
                                                                                                         -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                    $     (21,516)
                                                                                                         =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                            FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                                                             2001             2000
                                                                                        -------------   -------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                                                    $      933   $      847
  Net realized gain (loss)                                                                     (7,122)      14,950
  Net change in unrealized appreciation (depreciation)                                        (15,327)      (7,413)
                                                                                            ----------   ----------
    Net increase (decrease) in net assets from operations                                     (21,516)       8,384
                                                                                            ----------   ----------
DISTRIBUTIONS
  From net investment income                                                                       --       (1,269)
  From net realized gain                                                                      (11,977)          --
                                                                                            ----------   ----------
    Net decrease in net assets from distributions                                             (11,977)      (1,269)
                                                                                            ----------   ----------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions                                 6,474       (1,386)
                                                                                            ----------   ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                                   (27,019)       5,729

NET ASSETS
  Beginning of period                                                                         105,645       99,916
  End of period (including undistributed net investment income of                          ----------   ----------
    $325 and $302, respectively)                                                           $   78,626   $  105,645
                                                                                           ==========   ==========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                   FISCAL YEARS ENDED AUGUST 31,
                                                  ------------------------------------------------------------
                                                     2001         2000          1999         1998       1997
                                                  ----------   --------        -------    ---------   --------
NET ASSET VALUE, BEGINNING OF PERIOD              $    10.87   $   10.37       $   9.24   $   10.85   $  10.96
                                                  ----------   ---------       --------   ---------   --------
INCOME FROM OPERATIONS
   Net investment income (a)                             .09         .09            .12         .16        .10
   Net realized and unrealized gain (loss)             (2.28)        .54           2.09       (1.13)       .03
                                                  ----------   ---------       --------   ---------   --------
     Total income from operations                      (2.19)        .63           2.21        (.97)       .13
                                                  ----------   ---------       --------   ---------   --------
DISTRIBUTIONS
   From net investment income                             --        (.13)          (.39)       (.15)      (.18)
   From net realized gain                              (1.26)         --           (.69)       (.49)      (.06)
                                                  ----------   ---------       --------   ---------   --------
      Total distributions                              (1.26)       (.13)         (1.08)       (.64)      (.24)
                                                  ----------   ---------       --------   ---------   --------
NET ASSET VALUE, END OF PERIOD                     $    7.42   $   10.87       $  10.37   $    9.24   $  10.85

TOTAL RETURN (%)                                      (21.64)       6.09          26.88       (9.50)      1.17
                                                  ==========   =========       ========   =========   ========
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)           78,626     105,645         99,916      76,565     83,930

   Ratios to average net assets (%):
      Operating expenses, net (b)                       1.00        1.00           1.00        1.00       1.00
      Operating expenses, gross (b)                     1.33        1.28           1.37        1.29       1.40
      Net investment income                             1.06         .79           1.30        1.23       1.12

   Portfolio turnover rate (%)                         85.14       64.05          62.02       74.79      48.29

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)  See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA International Stock Selection Fund (formerly "Active International Fund"), (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3,1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13,1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $1,432,533, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $4,809,236 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                              NET
                                                           UNREALIZED
        FEDERAL TAX     UNREALIZED       UNREALIZED       APPRECIATION
           COST        APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
      -------------    ------------    ---------------   ---------------
      $  85,187,999    $  4,476,432    $  (11,924,713)   $    (7,448,281)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, forward contracts, passive foreign investment companies and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the individual Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

   It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward foreign currency exchange contracts at August 31, 2001 are presented in the accompanying Statement of Net Assets.

   FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   INVESTMENT IN INTERNATIONAL MARKETS: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $73,823,786 and $69,609,857, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $12,790,372 and $13,453,144, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to waive up to the full amount of its Advisory fee to the extent that total expenses exceeded 1.00% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2001, was $286,396. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $2,245 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $17,011, $1,320 and $5,630 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31,2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

  Advisory fees                        $ 28,284
  Administration fees                       470
  Custodian fees                         16,946
  Distribution fees                       2,662
  Shareholder servicing fees             16,263
  Transfer agent fees                     9,602
  Trustees' fees                          1,625
                                        -------
                                       $ 75,852
                                        =======

   BENEFICIAL INTEREST: As of August 31,2001, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 11% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                 FISCAL YEARS ENDED AUGUST 31,
                                        ---------------------------------------------
                                                 2001                  2000
                                        ---------------------  ----------------------
                                          SHARES     DOLLARS     SHARES     DOLLARS
                                        ---------   ---------  ---------   ----------
   Proceeds from shares sold               12,955   $ 114,647     22,664   $  252,670
   Proceeds from reinvestment of
      distributions                         1,347      11,504         56          575
   Payments for shares redeemed           (13,420)   (119,677)   (22,639)    (254,631)
                                        ---------   ---------  ---------   ----------
   Total net increase (decrease)              882   $   6,474         81   $   (1,386)
                                        =========   =========  =========   ==========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid distributions of $11,020,826 from net long-term capital gains during its taxable year ended August 31, 2001.

   The Fund paid foreign taxes of $180,638 and recognized $1,470,877 of foreign source income during the taxable year ended August 31, 2001. Pursuant to
   Section 853 of the Internal Revenue Code, the Fund designates $.0170 per share of foreign taxes paid and $.1387 of gross income earned from foreign sources in the taxable year ended August 31, 2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA INTERNATIONAL STOCK SELECTION FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
     Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                           TAX FREE MONEY MARKET FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                           TAX FREE MONEY MARKET FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page

   Chairman's Letter                                        4

   Portfolio Management Discussion and Analysis             6

   Report of Independent Accountants                        8

   Financial Statements                                     9

   Financial Highlights                                    23

   Notes to Financial Statements                           24

   Fund Management and Service Providers                   28

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INCOME FROM TAX-FREE FUNDS MAY BE SUBJECT TO AN ALTERNATIVE MINIMUM TAX, OR STATE AND LOCAL TAXES. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA TAX FREE MONEY MARKET FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Tax Free Money Market Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                                /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. James Donahue is a Principal of State Street Global Advisors and the portfolio manager for the SSgA Tax Free Money Market Fund. He joined State Street in 1990 and worked in the fixed income area of Securities Trading. Mr. Donahue has worked in the fixed income arena since 1969. He is a member of the Boston Municipal Bond Club, and served as a Russian linguist in the US Air Force. He earned a BA in Economics from Belknap College and a BA in Russian from Syracuse University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income exempt from federal income tax while preserving capital and liquidity.

INVESTS IN: High quality federally tax exempt short-term municipal securities, including: general obligation bonds and notes, revenue bonds and notes, commercial paper, industrial development and private activity bonds and private placements.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different municipal money market instruments which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                   TAX FREE
                     MONEY
      DATES       MARKET FUND
          *         $10,000
       1995         $10,254
       1996         $10,568
       1997         $10,884
       1998         $11,219
       1999         $11,523
       2000         $11,912
       2001         $12,280
Total               $88,640

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA Tax Free Money Market Fund had a return of 3.10%. The municipal market experienced greater volatility than normal as a result of economic uncertainty and surging bond issuance. Increased bond supply was as a result of lower rates sparking increased refunding activity, lower tax revenues affected by the slowdown in the economy, and the power crisis in California prompting the largest bond issuance in municipal history. In this environment, demand for short-term tax exempt paper was extraordinarily high.

MARKET AND PORTFOLIO HIGHLIGHTS
The Fund's fiscal year began with the Federal Reserve opting to leave rates unchanged, while maintaining a tightening bias for the future. The possibility of heightened inflation due to

SSgA TAX FREE MONEY MARKET FUND

       Period Ended             Growth of        Total
         08/31/01                $10,000        Return
--------------------------  ----------------  -----------
1 Year                      $    10,310         3.10%
5 Years                     $    11,620         3.05%+
Inception                   $   112,280         3.09%+

*   The Fund commenced operations on December 1, 1994.
+   Annualized.

unsustainable economic growth was the primary economic concern. As the year progressed, it became evident that the economy was slowing at a pace that was faster than anticipated. While it seemed that the Federal Reserve Board had achieved its goal of slowing growth via higher interest rates, other uncertainties, such as global oil and natural gas shortages threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of 2001, the Federal Reserve surprised the market with an inter-meeting move and lowered the funds rate by 50 basis points. London Interbank Overnight Rate (LIBOR) yields also declined across the curve as more easing was anticipated.

While economic indicators were mixed through the first quarter of 2001, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, who eased the Funds rate by 50 basis points at each of the January, March, April and May Federal Open Market Committee (FOMC) meetings. The Fed eased an additional 25 basis points at the June 27th meeting and another 25 basis points at the August 21st meeting, bringing the total amount of easing to 300 basis points at the end of the fiscal year.

In the one-year maturity market, interest rates declined from 4.20% at the end of August 2000 to a low of 2.43% in August 2001, as tracked by the Bond Buyer 1-Year Note Index. This tax-exempt 1-Year index dropped 177 basis points compared to taxable LIBOR drops of 340 basis points. Weekly notes, represented in the BMA Muni swap, show a dramatic response to supply and demand fluctuations. Weekly rates began the fiscal year at 4.23%, spiking to a high of 5.52% at the end of September. Tax season reduced cash in money funds, lowering demand for the notes. Rates rose approximately 100 basis points from March through April, despite the Fed's easing policy during the that time. The average weekly rate for the past year was 3.45% but closed fiscal year end at 2.01%.

Assets for the Fund began at $272 million last August, peaking at a high of $550 million in early August before closing at $461 million at year-end. During the period, weighted average maturity remained between 14 and 28 days, ending the fiscal year at 21 days. With its short duration, the Fund is in a position to take advantage of higher rates and extend the average duration if the opportunity arises.

TOP TEN ISSUERS

(AS A PERCENT OF TOTAL INVESTMENTS)                                            AUGUST 31, 2001
Missouri State Health & Educational Facilities Authority Revenue                           5.4%
Texas State Tax & Revenue Anticipation Notes                                               3.9
Connecticut State General Obligation                                                       3.5
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue               3.0
San Francisco, California City & County Redevelopment Agency                               2.9
New Hampshire, State of, Higher Education & Health Facilities Authority                    2.8
Reedy Creek, Florida Import District Utilities Revenue                                     2.4
Cuyahoga County, Ohio Hospital Revenue                                                     2.4
Louisiana Public Facilities Authority Revenue                                              2.3
New York, New York Transitional Finance Authority Revenue                                  2.0

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tax Free Money Market Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31,2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
TAX FREE MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                                                     AUGUST 31, 2001

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
MUNICIPAL BONDS - 100.9%
ALABAMA - 1.1%
Montgomery, Alabama Baptist Medical Center Special Care Facilities Financing
  Authority Revenue, Series A, weekly demand (a)                                 1,000    2.050   12/01/30     1,000
Montgomery, Alabama Baptist Medical Center Special Care Facilities Financing
  Authority Revenue, Series G, weekly demand (a)                                 2,365    2.050   12/01/30     2,365
Montgomery, Alabama Special Care Facilities Financing Authority Revenue,
  Series H, monthly demand                                                       1,700    2.050   12/01/30     1,700
                                                                                                              ------
                                                                                                               5,065
                                                                                                              ------
ALASKA - 0.7%
Alaska Industrial Development & Export Authority Revenue Lot 5, weekly demand    1,970    2.750   07/01/03     1,970
Alaska Industrial Development & Export Authority Revenue Lot 6, weekly demand    1,290    2.750   07/01/06     1,290
                                                                                                              ------
                                                                                                               3,260
                                                                                                              ------
ARIZONA - 0.3%
Maricopa County, Arizona Pollution Control Revenue, Series C, daily demand         700    2.500   05/01/29       700
Maricopa County, Arizona Pollution Control Revenue, Series F, daily demand       1,000    2.500   05/01/29     1,000
                                                                                                              ------
                                                                                                               1,700
                                                                                                              ------
ARKANSAS - 0.6%
Arkansas State Development Financial Authority Health Care Facilities Revenue,
  Series B, weekly demand                                                        2,850    2.000   06/01/12     2,850
                                                                                                              ------

CALIFORNIA - 4.2%
California Housing Finance Agency Revenue, Series D, monthly demand              6,070    1.650   08/01/22     6,070
San Francisco, California City & County Redevelopment Agency Multi-family
  Revenue, Series A, quarterly demand                                           13,400    1.875   10/01/10    13,400
                                                                                                              ------
                                                                                                              19,470
                                                                                                              ------
COLORADO - 1.1%
Colorado State Housing & Finance Authority Revenue, Series A-1,
  semiannual demand                                                              5,000    2.650   10/01/30     5,000
                                                                                                              ------

CONNECTICUT - 4.3%
Connecticut State General Obligation, Series A, weekly demand                   16,500    1.750   02/15/21    16,500
Connecticut, State of, Health & Educational Facilities Authority Revenue,
  Series T-2, weekly demand                                                      2,500    1.600   07/01/27     2,500
Guilford, Connecticut General Obligation (pre-refunded 10/15/01)(b)              1,000    5.500   10/15/02     1,023
                                                                                                              ------
                                                                                                              20,023
                                                                                                              ------

                                       9

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
DELAWARE - 0.6%
Delaware State General Obligation, semiannual demand                             1,000    6.250   04/01/02     1,020
University of Delaware Revenue, weekly demand                                    2,000    2.000   11/01/23     2,000
                                                                                                              ------
                                                                                                               3,020
                                                                                                              ------
DISTRICT OF COLUMBIA - 1.0%
District of Columbia General Obligation, Series B (pre-refunded 06/01/02)(a)(b)  4,500    6.300   06/01/10     4,702
                                                                                                              ------

FLORIDA - 7.3%
Broward County, Florida Professional Sports Facilities Tax Revenue,
  Series SGA38, weekly demand                                                    5,000    2.100   09/01/21     5,000
Dade County, Florida Health Facilities Authority Hospital Revenue, Series A
  (pre-refunded 10/01/01)(b)                                                     1,000    6.750   10/01/20     1,022
Dade County, Florida Industrial Development Authority Revenue, Series A,
  weekly demand                                                                    950    2.150   01/01/16       950
Dade County, Florida Industrial Development Authority Revenue, Series B,
  weekly demand                                                                    885    2.150   01/01/16       885
Dade County, Florida Industrial Development Authority Revenue, Series C,
  weekly demand                                                                    475    2.150   01/01/16       475
Dade County, Florida Industrial Development Authority Revenue, Series D,
  weekly demand                                                                    100    2.150   01/01/16       100
Florida State Housing Finance Agency, Series A, monthly demand                   1,670    1.900   07/01/07     1,670
Jacksonville, Florida Electricity Authority Revenue, Series F, monthly demand    4,100    2.550   10/01/30     4,100
Orlando, Florida Utilities Commission Water & Electricity Revenue, Series A
  (pre-refunded 10/01/01)(b)                                                     4,180    6.500   10/01/20     4,271
Putnam County, Florida Development Authority Pollution Control Revenue,
  Series H-4, semiannual demand                                                  2,730    3.250   03/15/14     2,730
Reedy Creek, Florida Import District Utilities Revenue, Series 1991-1
  (pre-refunded 10/01/01)(a)(b)                                                 11,000    6.500   10/01/16    11,138
Tampa, Florida Occupational License Tax, Series A, monthly demand (a)            1,670    2.050   10/01/18     1,670
                                                                                                              ------
                                                                                                              34,011
                                                                                                              ------
GEORGIA - 3.1%
Atlanta, Georgia Water & Wastewater Revenue, Series SGA 86, weekly demand (a)    5,000    2.100   11/01/29     5,000
Burke County, Georgia Development Authority Pollution Control Revenue,
  Series A, weekly demand (a)                                                      640    2.000   01/01/19       640
Clayton County, Georgia Housing Authority Multi-family Housing Revenue,
  Series A, weekly demand                                                        2,315    1.950   01/01/21     2,315
Clayton County, Georgia Housing Authority Multi-family Housing Revenue,
  Series D, weekly demand                                                        2,215    1.950   01/01/21     2,215

                                       10

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
De Kalb County, Georgia Housing Authority Multi-family Housing Revenue,
  monthly demand                                                                 2,900    2.050   06/15/25     2,900
Municipal Electric Authority Revenue, Georgia, weekly demand                     1,150    3.250   01/01/22     1,150
                                                                                                              ------
                                                                                                              14,220
                                                                                                              ------
HAWAII - 1.1%
Honolulu, Hawaii City & County General Obligation, Series A, weekly demand       5,125    1.950   01/01/18     5,125
                                                                                                              ------

ILLINOIS - 4.7%
Cook County, Illinois Community Consolidated School District Number 054
  General Obligation, Series A, (pre-refunded 01/01/02) (a)(b)                   1,000    6.375   01/01/06     1,011
Illinois Development Finance Authority, Economic Development Revenue,
  weekly demand                                                                    700    2.125   12/01/09       700
Illinois Health Facilities Authority Revenue, Series B, weekly demand            5,000    2.000   08/01/20     5,000
Illinois State General Obligation, Series 133, semiannual demand (a)             4,990    2.110   10/01/07     4,990
Illinois State Health Facilities Authority Revenue, Series A,
  monthly demand (a)                                                             2,300    2.100   08/15/29     2,300
Illinois State Housing Development Authority Revenue, monthly demand             4,700    1.900   01/01/08     4,700
Illinois Student Assistance Commission, Student Loan Revenue, Series A,
  weekly demand                                                                  2,900    2.100   03/01/16     2,900
                                                                                                              ------
                                                                                                              21,601
                                                                                                              ------
INDIANA - 1.1%
Indiana State Transportation Finance Authority Highway Revenue,
  Series SGA 113, daily demand                                                   5,100    2.600   12/01/25     5,100
                                                                                                              ------

IOWA - 1.1%
Iowa Finance Authority Hospital Facility Revenue, Series B, weekly demand (a)    3,300    2.000   07/01/07     3,300
Iowa Higher Education Loan Authority Revenue, weekly demand                      1,700    2.100   12/01/15     1,700
                                                                                                              ------
                                                                                                               5,000
                                                                                                              ------
KANSAS - 0.3%
Kansas State Department of Transportation Highway Revenue
  (pre-refunded 03/01/02)(b)                                                     1,250    6.500   03/01/12     1,298
                                                                                                              ------
KENTUCKY - 0.3%
Kentucky, State of, Property & Buildings Commission Revenue,
  (pre-refunded 10/01/01)(b)                                                     1,675    5.750    10/01/11    1,679
                                                                                                              ------

                                       11

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
LOUISIANA - 3.4%
Ascension Parish, Louisiana Pollution Control Revenue, weekly demand                700   2.000   12/01/09       700
Calcasieu Parish Inc., Louisiana Industrial Development Board Pollution Control
  Revenue, weekly demand                                                          1,000   2.100   08/01/04     1,000
East Baton Rouge, Louisiana Pollution Control Revenue, daily demand               3,430   2.450   03/01/22     3,430
Louisiana Public Facilities Authority Revenue, weekly demand                     10,500   2.050   05/15/30    10,500
                                                                                                              ------
                                                                                                              15,630
                                                                                                              ------
MAINE - 1.2%
Maine Health & Higher Education Facilities Authority Revenue, Series C,
  monthly demand (a)                                                              2,300   2.050   12/01/25     2,300
Maine Regional Waste System, Inc. Solid Waste Resource Recovery Revenue,
  Series R, weekly demand                                                         2,055   2.500   07/01/12     2,055
Maine, State of, Health & Higher Educational Facilities Authority Revenue,
  Series B, weekly demand (a)                                                     1,200   2.050   12/01/25     1,200
                                                                                                              ------
                                                                                                               5,555
                                                                                                              ------
MARYLAND - 1.2%
Maryland, State of, Health & Higher Educational Facilities Authority Revenue,
  Series A, weekly demand                                                         4,000   2.000   04/01/35     4,000
Washington Suburban Sanitation District, Maryland General Obligation
  (pre-refunded 01/01/02)(b)                                                      1,500   6.400   01/01/13     1,548
                                                                                                              ------
                                                                                                               5,548
                                                                                                              ------
MASSACHUSETTS - 4.2%
Massachusetts State Health & Educational Facilities Authority Revenue,
  Series R, weekly demand                                                         1,200   1.950   11/01/49     1,200
Massachusetts Bay Transportation Authority Revenue, weekly demand                 2,000   2.100   07/01/30     2,000
Massachusetts State Water Resource Authority, Series B, weekly demand (a)           800   1.800   08/01/37       800
Massachusetts State Water Resources Authority Revenue, Series D,
  weekly demand (a)                                                               3,000   1.800   11/01/26     3,000
Massachusetts, State of, Health & Educational Facilities Authority Revenue,
  Series D, weekly demand (a)                                                     2,260   1.700   10/01/27     2,260
Massachusetts, State of, Health & Educational Facilities Authority Revenue,
  Series G-1, weekly demand (a)                                                     500   1.750   01/01/19       500
Massachusetts, State of, Health & Educational Facilities Authority Revenue,
  semiannual demand                                                               1,200   2.600   07/01/35     1,200
Pittsfield, Massachusetts Bond Anticipation Notes                                 8,250   3.520   01/15/02     8,273
                                                                                                              ------
                                                                                                              19,233
                                                                                                              ------

                                       12

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
MICHIGAN - 4.5%
Delta County, Michigan Economic Development Corp. Environmental Impact
  Revenue, daily demand                                                           3,000   2.500   12/01/23     3,000
Delta County, Michigan Economic Development Corp. Environmental Impact
  Revenue, Series F, daily demand                                                 2,000   2.500   12/01/13     2,000
Jackson County, Michigan Economic Development Corp. Limited Obligation
  Revenue, weekly demand                                                          1,500   2.300   12/01/14     1,500
Michigan State Municipal Bond Authority Revenue, Series C-1                       5,000   3.500   08/22/02     5,044
Oakland University, Michigan Revenue, weekly demand (a)                           7,000   1.950   03/01/31     7,000
University of Michigan Revenue (pre-refunded 12/01/01)(b)                         2,000   6.500   12/01/21     2,052
                                                                                                              ------
                                                                                                              20,596
                                                                                                              ------

MISSOURI - 5.8%
Missouri State Health & Educational Facilities Authority Revenue, weekly demand   3,200   2.000   12/01/15     3,200
Missouri State Health & Educational Facilities Authority Revenue, weekly demand   8,500   2.000   09/01/09     8,500
Missouri State Health & Educational Facilities Authority Revenue, Series A,
  weekly demand                                                                   5,700   2.000   09/01/10     5,700
Missouri, State of, Health & Educational Facilities Authority Revenue, Series
  B, weekly demand                                                                1,000   2.000   06/01/14     1,000
Missouri, State of, Health & Educational Facilities Authority Revenue, Series
  C, weekly demand                                                                3,200   2.000   06/01/19     3,200
Missouri, State of, Health & Educational Facilities Authority Revenue, Series
  D, weekly demand                                                                2,100   2.000   06/01/19     2,100
Missouri, State of, Health & Educational Facilities Authority Revenue, Series
  B, monthly demand                                                               1,600   2.600   09/01/10     1,600
Springfield, Missouri Industrial Development Housing Authority Multi-family
  Revenue, weekly demand                                                          1,300   2.150   12/01/19     1,300
                                                                                                              ------
                                                                                                              26,600
                                                                                                              ------
NEBRASKA - 0.4%
Nebraska State Public Power District Revenue, Series A, semiannual demand (a)     1,900   5.000   01/01/02     1,913
                                                                                                              ------
NEVADA - 1.4%
Nevada Housing Division Revenue, Series PJ-A, weekly demand                       1,805   2.150   10/01/30     1,805
Nevada Housing Division Revenue, Series A, weekly demand                          1,030   2.150   10/01/30     1,030
Nevada Housing Division Revenue, Series E, weekly demand                            400   2.150   10/01/30       400
Nevada Housing Division Revenue, Series K, weekly demand                          1,200   2.150   04/01/31     1,200
Nevada State Housing Division, Series A, weekly demand                            1,900   2.150   10/15/33     1,900
                                                                                                              ------
                                                                                                               6,335
                                                                                                              ------

                                       13

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
NEW HAMPSHIRE - 2.9%
New Hampshire Higher Educational & Health Facilities Authority Revenue,
  Series F, weekly demand                                                         2,000   2.050    12/01/25    2,000
New Hampshire, State of, Business Finance Authority Resource Recovery
  Revenue, Series A, weekly demand                                                  300   2.000    01/01/18      300
New Hampshire, State of, Higher Education & Health Facilities Authority
  Revenue, Series E, monthly demand (a)                                           3,200   2.050    12/01/25    3,200
New Hampshire, State of, Higher Education & Health Facilities Authority
  Revenue, Series G, monthly demand                                               3,250   2.050    12/01/25    3,250
New Hampshire, State of, Higher Educational & Health Facilities Authority
  Revenue, Series A, weekly demand (a)                                              600   2.050    12/01/25      600
New Hampshire, State of, Higher Educational & Health Facilities Authority
  Revenue, Series C, monthly demand (a)                                           2,300   2.050    12/01/25    2,300
New Hampshire, State of, Higher Educational & Health Facilities Authority
  Revenue, Series D, weekly demand                                                1,800   2.050    12/01/25    1,800
                                                                                                              ------
                                                                                                              13,450
                                                                                                              ------
NEW YORK - 5.1%
New York State Housing & Finance Agency Revenue, Series A,
  monthly demand                                                                  2,500   1.750    11/01/33    2,500
New York, New York General Obligation, Series A-9, weekly demand                  2,550   1.700    08/01/18    2,550
New York, New York Municipal Trust, Series SGB 36, weekly demand                  1,100   1.900    06/01/22    1,100
New York, New York Transitional Finance Authority Revenue, Series A-1,
  weekly demand                                                                   4,160   1.700    11/15/22    4,160
New York, New York Transitional Finance Authority Revenue, Series A-2,
  weekly demand                                                                   2,100   1.750    11/15/21    2,100
New York, New York Transitional Finance Authority Revenue, Series A-2,
  weekly demand                                                                   3,100   1.750    11/15/22    3,100
New York, State of, Housing Finance Agency Revenue, monthly demand                3,300   1.800    05/15/31    3,300
New York, State of, Local Assistance Corp. Revenue, Series A, weekly demand       2,425   1.700    04/01/22    2,425
Suffolk County, New York Industrial Development Agency Revenue,
  weekly demand                                                                   2,315   1.800    02/01/07    2,315
                                                                                                              ------
                                                                                                              23,550
                                                                                                              ------
NORTH CAROLINA - 0.9%
Charlotte, North Carolina Airport Revenue, Series A, weekly demand (a)              750   2.000    07/01/16      750
Charlotte, North Carolina General Obligation, Series A, semiannual demand         2,215   4.750    02/01/02    2,234
Greensboro, North Carolina General Obligation (pre-refunded 03/01/02)(b)          1,000   6.250    03/01/06    1,036
                                                                                                              ------
                                                                                                               4,020
                                                                                                              ------

                                       14

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
OHIO - 4.8%
Clermont County, Ohio Hospital Facilities Revenue, Series A, weekly demand          400   2.500   12/01/21       400
Cuyahoga County, Ohio Hospital Revenue, Series A, weekly demand                   5,800   2.100   01/01/24     5,800
Cuyahoga County, Ohio Hospital Revenue, Series A, weekly demand                   1,350   2.050   01/01/16     1,350
Cuyahoga County, Ohio Hospital Revenue, Series C, weekly demand                   2,355   2.100   01/01/16     2,355
Cuyahoga County, Ohio Hospital Revenue, Series D, weekly demand (a)               1,500   2.050   01/15/29     1,500
Franklin County, Ohio Hospital Revenue, weekly demand                             8,300   2.100   06/01/16     8,300
Ohio State Water Development Authority Revenue, Series B                          1,600   2.450   11/01/15     1,600
Scioto County, Ohio Hospital Revenue, Series G, weekly demand                       700   2.050   12/01/25       700
                                                                                                              ------
                                                                                                              22,005
                                                                                                              ------
OKLAHOMA - 1.9%
Norman, Oklahoma Regional Hospital Authority Revenue (pre-refunded 09/01/01)(b)   3,360   6.900   09/01/21     3,427
Oklahoma State Industrial Authority Revenue, Series B, semiannual demand (a)        295   2.550   08/15/29       295
Oklahoma State Water Resources Board Student Loan Program Revenue,
  semiannual demand                                                               5,000   3.450   09/01/26     5,000
                                                                                                              ------
                                                                                                               8,722
                                                                                                              ------
PENNSYLVANIA - 3.2%
Delaware County, Pennsylvania Pollution Control Revenue, daily demand             2,600   2.500   12/01/09     2,600
Northumberland County, Pennsylvania Authority Commonwealth Lease Revenue
  (pre-refunded 10/15/01)(a)                                                      3,000   6.250   10/15/09     3,013
Pennsylvania, State of, Higher Educational Facilities Authority Revenue,
  Series B, daily demand                                                          2,400   2.450   11/01/27     2,400
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority
  Hospital Revenue, Series A, daily demand                                        1,900   2.500   03/01/27     1,900
Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority
  Hospital Revenue, daily demand                                                  1,000   2.500   03/01/27     1,000
University of Pittsburgh, Pennsylvania Revenue, Series A
  (pre-refunded 06/01/02) (a)(b)                                                  3,500   6.125   06/01/21     3,658
                                                                                                              ------
                                                                                                              14,571
                                                                                                              ------
SOUTH CAROLINA - 0.6%
Lexington County, South Carolina Health Services District Hospital Revenue
  (prerefunded 10/01/01)(b)                                                       1,000   6.750   10/01/18     1,023
Piedmont, South Carolina Municipal Power Agency Electric Revenue, Series C,
  weekly demand (a)                                                                 500   2.050   01/01/19       500
South Carolina State General Obligation, Series W, semiannual demand              1,000   6.200   05/01/02     1,021
                                                                                                              ------
                                                                                                               2,544
                                                                                                              ------

                                       15

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
TENNESSEE - 4.4%
Knox County, Tennessee Health Educational & Housing Facilities Board Revenue     14,000   2.150   05/01/29    14,000
Memphis, Tennessee General Obligation, Series B, weekly demand                    1,300   2.150   08/01/02     1,300
Memphis, Tennessee General Obligation, Series A, weekly demand                      700   2.100   08/01/03       700
Shelby County, Tennessee General Obligation, Series A, weekly demand              3,190   2.050   03/01/08     3,190
Tennessee State General Obligation, Series A, semiannual demand                   1,000   5.250   07/01/02     1,021
                                                                                                              ------
                                                                                                              20,211
                                                                                                              ------

TEXAS - 12.3%
Austin, Texas Utility Systems Revenue (pre-refunded 11/15/01)(b)                    740   7.350   05/15/17       747
Brazos River, Texas Pollution Control Authority Revenue, weekly demand (a)        5,200   2.100   07/01/22     5,200
Central Texas Higher Education Authority, Inc., Series C, semiannual demand       3,995   4.750   12/01/01     3,998
Dallas, Texas General Obligation, semiannual demand                               2,000   6.000   02/15/02     2,028
Dallas, Texas Waterworks & Sewer, Series B                                        2,504   3.350   09/04/01     2,504
Harris County, Texas Health Facilities Development Corp. Revenue
  (pre-refunded 10/01/01)(b)                                                      2,000   6.850   10/01/06     2,044
Harris County, Texas Industrial Development Corporation Revenue, weekly demand      700   2.000   02/01/20       700
Houston, Texas General Obligation, Series C (pre-refunded 03/01/02)(b)              595   6.000   03/01/04       605
Keller, Texas Independent School District General Obligation, Series SGA 111,
  semiannual demand                                                               2,600   2.600   08/15/30     2,600
Lower Neches Valley, Texas Authority Revenue, semiannual demand                   1,000   2.400   02/15/17     1,000
Mansfield, Texas Industrial Development Corp. Revenue, monthly demand             3,000   2.130   11/01/26     3,000
North Central Texas Health Facilities Development Corp. Revenue, Series D         1,200   2.500   12/01/15     1,200
Red River, Texas Education Finance Revenue, Series 109, weekly demand             3,500   2.100   05/15/30     3,500
Round Rock, Texas Independent School District General Obligation, Series S,
  weekly demand                                                                   1,400   2.100   08/01/21     1,400
San Antonio, Texas Electricity & Gas Revenue, Series A, semiannual demand         2,000   5.000   02/01/02     2,019
Texas A&M University Revenue, weekly demand (a)                                   4,130   2.100   05/15/16     4,130
Texas State Municipal Power Agency Revenue (pre-refunded 9/01/02)(a)(b)           1,075   5.750   09/01/12     1,109
Texas State Tax & Revenue Anticipation Notes Series A-L32                        18,000   3.750   08/29/02    18,223
West Side Calhoun County, Texas Development Revenue, daily demand                   700   2.500   12/01/15       700
                                                                                                              ------
                                                                                                              56,707
                                                                                                              ------
UTAH - 1.9%
Intermountain Power Agency, Utah Power Supply Revenue, Series E,
  semiannual demand (a)                                                          2,000    3.100   07/01/14    2,000
Morgan County, Utah Solid Waste Disposal Revenue, monthly demand                 1,750    2.130   08/01/31    1,750
Salt Lake City, Utah Revenue, Series B, weekly demand                            2,700    2.050   01/01/20    2,700
Salt Lake City, Utah Revenue, Series A, weekly demand                            2,350    1.950   01/01/20    2,350
                                                                                                             ------
                                                                                                              8,800
                                                                                                             ------

                                       16

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------   ------
VERMONT - 1.7%
Vermont Educational & Health Buildings Financing Agency Revenue, Series A,
  weekly demand (a)                                                                 400   2.050   12/01/25       400
Vermont Educational & Health Buildings Financing Agency Revenue, Series B,
  monthly demand (a)                                                              3,600   2.050   12/01/25     3,600
Vermont Educational & Health Buildings Financing Agency Revenue, Series D,
  weekly demand (a)                                                                 600   2.050   12/01/25       600
Vermont Educational & Health Buildings Financing Agency Revenue, Series F,
  weekly demand (a)                                                               2,500   2.050   12/01/25     2,500
Vermont State Educational & Health Buildings Financing Agency Revenue,
  Series C, weekly demand (a)                                                       800   2.050   12/01/25       800
                                                                                                              ------
                                                                                                               7,900
                                                                                                              ------
VIRGINIA - 0.8%
Lynchburg, Virginia Industrial Development Authority Hospital Facilities First
  Mortgage Revenue, Series D, monthly demand (a)                                  1,900   2.050   12/01/25     1,900
Newport News, Virginia General Obligation, Series A (pre-refunded 06/01/02)(b)    1,000   6.000   06/01/07     1,034
Roanoke, Virginia Industrial Development Authority Hospital Revenue, Series A,
  daily demand                                                                      800   2.550   07/01/27       800
                                                                                                              ------
                                                                                                               3,734
                                                                                                              ------
WASHINGTON - 1.1%
Port of Kalama, Washington Public Corp. Port, weekly demand                         550   2.200   01/01/04       550
Seattle, Washington General Obligation (pre-refunded 03/01/02)(b)                 1,000   6.200   03/01/04     1,016
Seattle, Washington Municipal Light & Power Revenue, Series SGA96,
  semiannual demand                                                               3,500   2.600   10/01/21     3,500
                                                                                                              ------
                                                                                                               5,066
                                                                                                              ------
WEST VIRGINIA - 0.8%
West Virginia, State of, Hospital Finance Authority Revenue, Series A,
  weekly demand (a)                                                                 600   2.050   12/01/25       600
West Virginia, State of, Hospital Finance Authority Revenue, Series B,
  weekly demand                                                                   3,000   2.050   12/01/25     3,000
                                                                                                              ------
                                                                                                               3,600
                                                                                                              ------
WISCONSIN - 0.6%
University of Wisconsin Hospitals & Clinics Authority Revenue, weekly demand      2,800   2.000   04/01/26     2,800
                                                                                                              ------

WYOMING - 1.0%
Wyoming State Community Development Authority, Series A, monthly demand           4,545   2.000   12/01/35     4,545
                                                                                                              ------

                                       17

                                                                               PRINCIPAL
                                                                                 AMOUNT             DATE      VALUE
                                                                                 (000)    RATE       OF       (000)
                                                                                   $        %     MATURITY*     $
                                                                               ---------  ------  ---------  -------
OTHER - 1.9%
Puttable Floating Option Tax-Exempt Receipts                                      8,695   2.260   01/01/33     8,695
                                                                                                             -------

TOTAL INVESTMENTS - 100.9% (amortized cost $465,454)(c)                                                      465,454

OTHER ASSETS AND LIABILITIES, NET - (0.9%)                                                                    (4,331)
                                                                                                             -------
NET ASSETS - 100.0%                                                                                          461,123
                                                                                                             =======

* All securities with a maturity greater than thirteen months have a demand feature, or an optional or mandatory put, or are pre- refunded, resulting in an effective maturity of thirteen months or less. Additionally, all daily and weekly demand securities are backed by direct payment letters of credit.
(a)   Bond is insured by AMBAC, FGIC, or MBIA/BIG.
(b) Pre-refunded: These bonds are collateralized by U.S. Government Obligations, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(c) The cost for federal income tax purposes is the same as shown above.

QUALITY RATINGS AS A % OF VALUE (Unaudited)
VMIG1, SP-1+ or equivalent*                             100%

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)

General Obligation                                       25%

Healthcare Revenue                                       21

Housing Revenue                                          16

Education Revenue                                        11

Industrial Revenue/Pollution Control Revenue              8

Utility Revenue                                           8

Electricity & Power Revenue                               6

Highway Revenue                                           3

Stadium Revenue                                           1

Student Loan Revenue                                      1
                                                       ----

                                                        100%
                                                       ====

* VMIG1: The highest short-term municipal note credit rating given by Moody's Investors Services to notes with a demand feature which are of the best quality.

   SP-1+: The highest short-term municipal note credit rating given by Standard & Poor's Corporation to notes with a very strong or strong capacity to pay principal and interest.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                  AUGUST 31, 2001
ASSETS
Investments at amortized cost which approximates market                            $    465,454
Cash                                                                                        320
Receivables:
  Interest                                                                                2,638
  Investments sold                                                                       12,000
                                                                                   ------------

    Total assets                                                                        480,412

LIABILITIES
Payables:
  Investments purchased                                             $     18,222
  Accrued fees to affliliates                                                207
  Other accrued expenses                                                      53
  Dividends                                                                  807
                                                                    ------------

    Total liabilities                                                                    19,289
                                                                                   ------------

NET ASSETS                                                                         $    461,123
                                                                                   ============

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                               $         26
Shares of beneficial interest                                                               461
Additional paid-in capital                                                              460,636
                                                                                   ------------

NET ASSETS                                                                         $    461,123
                                                                                   ============

NET ASSET VALUE, offering and redemption price per share:
  ($461,122,643 divided by 461,100,938 shares of $.001 par value
    shares of beneficial interest outstanding)                                     $       1.00
                                                                                   ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                  FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
Interest                                                                           $     13,972

EXPENSES
  Advisory fees                                                     $      1,000
  Administrative fees                                                        156
  Custodian fees                                                             111
  Distribution fees                                                          369
  Transfer agent fees                                                         32
  Professional fees                                                           18
  Registration fees                                                           73
  Shareholder servicing fees                                                 306
  Trustees' fees                                                              13
  Miscellaneous                                                               24
                                                                    ------------

  Expenses before reductions                                               2,102
  Expense reductions                                                          (9)
                                                                    ------------
    Expenses, net                                                                         2,093
                                                                                   ------------

Net investment income                                                                    11,879
                                                                                   ------------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                      45
                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                         $     11,924
                                                                                   ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                     FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                     2001            2000
                                                                                --------------  --------------

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                                         $     11,879    $     9,743
  Net realized gain (loss)                                                                45            (25)
                                                                                ------------    -----------

    Net increase in net assets from operations                                        11,924          9,718
                                                                                ------------    -----------

DISTRIBUTIONS
  From net investment income                                                         (11,879)        (9,743)
                                                                                ------------    -----------

SHARE TRANSACTIONS
  Net increase in net assets from share transactions                                 188,873          9,837
                                                                                ------------    -----------

TOTAL NET INCREASE IN NET ASSETS                                                     188,918          9,812


NET ASSETS
  Beginning of period                                                                272,205        262,393
                                                                                ------------    -----------

  End of period                                                                 $    461,123    $   272,205
                                                                                ============    ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                FISCAL YEARS ENDED AUGUST 31,
                                                                  ------------------------------------------------------
                                                                     2001       2000       1999       1998       1997
                                                                  ---------  ---------  ---------  ---------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 1.0000   $  1.0000  $  1.0000  $  1.0000  $  1.0000
                                                                  --------   ---------  ---------  ---------  ---------

INCOME FROM OPERATIONS
  Net investment income                                              .0305       .0331      .0267      .0304      .0295
                                                                  --------   ---------  ---------  ---------  ---------

DISTRIBUTIONS
  From net investment income                                        (.0305)     (.0331)    (.0267)    (.0304)    (.0295)
                                                                  --------   ---------  ---------  ---------  ---------

NET ASSET VALUE, END OF PERIOD                                    $ 1.0000   $  1.0000  $  1.0000  $  1.0000  $  1.0000
                                                                  ========   =========  =========  =========  =========

TOTAL RETURN (%)                                                      3.10        3.37       2.71       3.08       2.99


RATIOS/SUPPLEMENTAL DATA:
    Net Assets, end of period (in thousands)                       461,123     272,205    262,393    260,084    163,502


    Ratios to average net assets (%):
      Operating expenses, net (a)                                      .52         .57        .56        .56        .58
      Operating expenses, gross (a)                                    .53         .58        .56        .56        .58
      Net investment income                                           2.97        3.31       2.67       3.04       2.98

(a) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Tax Free Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds. It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income tax and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases, sales and maturities of tax-exempt obligations were $2,010,301,909, $1,500,268,135, and $313,869,500, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations. In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $8,545 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan" under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses incurred by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $99,941 and $187,296 by State Street and Fiduciary Investors Services. The Funds did not incur any expenses from CitiStreet, Capital Markets and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

    Advisory fees                              $   104,626
    Administration fees                             16,522
    Custodian fees                                  20,081
    Distribution fees                               19,768
    Shareholder servicing fees                      26,732
    Transfer agent fees                             18,325
    Trustees' fees                                   1,206
                                               -----------
                                               $   207,260
                                               ===========

   BENEFICIAL INTEREST: As of August 31, 2001, four shareholders (two of which were also affiliates of the Investment Company) were record owners of approximately 30%, 29%, 14% and 14% respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                           (AMOUNTS IN THOUSANDS)
                                                        FISCAL YEARS ENDED AUGUST 31,
                                                      --------------------------------
                                                           2001              2000
                                                      --------------   ---------------
   Proceeds from shares sold                          $   1,572,186      $   1,144,186
   Proceeds from reinvestment of
     distributions                                            5,706              4,975
   Payments for shares redeemed                          (1,389,019)        (1,139,324)
                                                      -------------      -------------
   Total net increase (decrease)                      $     188,873      $       9,837
                                                      =============      =============

SSgA TAX FREE MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES

   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
    Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
  (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma,
   Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                        US GOVERNMENT MONEY MARKET FUND

                                AUGUST 31, 2001

                                 SSgA(R) FUNDS

                        US GOVERNMENT MONEY MARKET FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     14

   Notes to Financial Statements                            15

   Fund Management and Service Providers                    19

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. AN INVESTMENT IN A MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA US GOVERNMENT MONEY MARKET FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA US Government Money Market Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                              /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                 Gustaff V. Fish, Jr.
State Street Global Advisors                       SSgA Funds Management, Inc.
Chairman and Chief Executive Officer               President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]           [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                      Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer    President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Lisa Hatfield, Principal, has been the portfolio manager primarily responsible for investment decisions regarding the SSgA US Government Money Market Fund since June 1994. Ms. Hatfield is the Unit Head of the cash desk with responsibility for the SSgA money market funds, several short-term funds and enhanced cash portfolios. Prior to joining SSgA, she was a portfolio manager with State Street's Investment Research Department, where she managed the securities lending reinvestment funds since their inception in 1987, as well as other money market portfolios. She received a BS from Suffolk University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize current income while preserving capital and liquidity.

INVESTS IN: US Government Treasury and Agency notes, and repurchase agreements backed by those securities.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different money market investments, which can vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                       SALOMAN
                                     SMITH BARNEY
                     US GOV'T      3-MONTH T-BILL
      DATES        MONEY MARKET         INDEX
          *          $10,000           $10,000
       1992          $10,450           $10,426
       1993          $10,771           $10,746
       1994          $11,126           $11,129
       1995          $11,725           $11,749
       1996          $12,343           $12,378
       1997          $12,984           $13,028
       1998          $13,676           $13,708
       1999          $14,324           $14,345
       2000          $15,134           $15,136
       2001          $15,920           $15,931
Total               $107,399          $107,509

PERFORMANCE REVIEW
The Fund had a total return of 5.19% for the fiscal year ended August 31, 2001. This compares to the Salomon Smith Barney 3-Month Treasury Bill Index return of 5.26% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind. The Salomon Smith Barney 3-Month Treasury Bill Index was chosen as a standard, well-known representation of money market rates.

MARKET AND PORTFOLIO HIGHLIGHTS
The Fund's fiscal year began with the Federal Reserve opting to leave rates unchanged, while maintaining a tightening bias for the future. The possibility of heightened inflation due to unsustainable economic growth was the primary economic concern. As the year progressed, it became evident that the economy was slowing at a pace that was faster than anticipated. While it seemed that the Federal Reserve had

SSgA US GOVERNMENT MONEY MARKET FUND

Period Ended               Growth of         Total
  08/31/01                  $10,000          Return
------------               ---------         ------
1 Year                     $  10,519         5.19%
5 Years                    $  12,898         5.22%+
10 Years                   $  15,920         4.76%+

SALOMON SMITH BARNEY 3-MONTH TREASURY BILL INDEX

Period Ended               Growth of         Total
  08/31/01                  $10,000          Return
------------               ---------         ------
1 Year                     $  10,526         5.26%
5 Years                    $  12,873         5.18%+
10 Years                   $  15,931         4.77%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

achieved its goal of slowing growth via higher interest rates, other uncertainties, such as global oil and natural gas shortages threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of 2001, the Federal Reserve surprised the market with an inter-meeting move and lowered the funds rate by 50 basis points. The text that accompanied the initial move cited 'further weakening of sales and production, lower consumer confidence, tight conditions in some segments of the financial markets and higher energy prices sapping household and business purchasing power'. On January 31 2001, the Federal Open Market Committee (FOMC) eased the Fed Funds rate another 50 basis points. London Interbank Overnight Rate (LIBOR) yields also declined across the curve as more easing was anticipated.

While economic indicators were mixed through March, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, who eased the Funds rate by 50 basis points at each of the March, April and May FOMC meetings. The reasons cited included a decline in capital spending, erosion of profits, weakness abroad and the continuing weakness in the equity markets. The Fed eased an additional 25 basis points at the June 27th meeting and another 25 basis points at the August 21st meeting, bringing the total amount of easing to 300 basis points at the end of the fiscal year.

During the last fiscal year, the SSgA US Government Money Market Fund was managed consistently with its objective of providing safety of principal and liquidity by investing in high quality investments and providing competitive returns. For most of the year, the Fund's net assets ranged between $1.3 and $1.9 billion, but spiked to nearly $2.1 billion at August 31,2001.

Expectations of further Fed easing caused the yield curve to remain inverted throughout fiscal 2001. With yields declining, the Federal agencies began aggressively "calling" their longer-dated securities. Large issuance of shorter-dated discount notes followed, primarily with 3-month maturities, creating value in this part of the yield curve due to the increased supply. Additionally, comments from the Treasury questioning the implicit government guarantee caused some occasional spread widening. The Fund purchased discount notes taking advantage of the higher yields in the 3-month time period, along with select purchases of 1-year maturities to extend the average days to maturity of the portfolio. The Fund's average maturity was generally held in the mid 40s during the fiscal period, ending at 37 days, shorter than the Taxable Money Fund average of 55 days as measured by iMoneyNet, Inc. (formerly IBC Financial Data).

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 * Assumes initial investment on September 1, 1991.

** Equal dollar amounts of 3-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization.

 + Annualized.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA US Government Money Market Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
US GOVERNMENT MONEY MARKET FUND

STATEMENT OF NET ASSETS

                                                                                                     AUGUST 31, 2001
                                                                          PRINCIPAL
                                                                            AMOUNT               DATE          VALUE
                                                                            (000)      RATE       OF           (000)
                                                                              $          %      MATURITY         $
                                                                          ---------    -----   ----------   ---------
UNITED STATES GOVERNMENT AGENCIES - 56.9%
Federal Farm Credit Bank (a)                                               100,000     3.470    02/15/02       99,991
Federal Home Loan Bank (a)                                                  40,000     3.500    09/28/01       39,999
Federal Home Loan Bank (a)                                                  50,000     3.570    10/12/01       49,996
Federal Home Loan Bank (a)                                                  25,000     3.540    10/19/01       24,998
Federal Home Loan Bank (a)                                                  50,000     3.590    02/01/02       49,996
Federal Home Loan Bank (a)                                                  50,000     3.580    03/05/02       50,000
Federal Home Loan Bank (a)                                                 125,000     3.495    08/20/02      124,970
Federal Home Loan Bank Discount Notes                                       20,000     3.520    10/26/01       19,892
Federal Home Loan Bank Discount Notes                                       10,581     3.685    12/07/01       10,478
Federal Home Loan Bank Discount Notes                                        7,000     3.820    04/29/02        6,822
Federal Home Loan Mortgage Corp. Discount Notes                             25,000     3.600    10/11/01       24,900
Federal Home Loan Mortgage Corp. Discount Notes                             50,000     3.590    10/18/01       49,766
Federal Home Loan Mortgage Corp. Discount Notes                             15,000     3.717    12/06/01       14,854
Federal Home Loan Mortgage Corp. Discount Notes                             25,000     3.727    12/06/01       24,756
Federal Home Loan Mortgage Corp. Discount Notes                             50,000     3.980    12/21/01       49,386
Federal Home Loan Mortgage Corp. Discount Notes                            100,000     3.392    12/28/01       98,902
Federal Home Loan Mortgage Corp. Discount Notes                             15,000     4.570    02/28/02       14,657
Federal Home Loan Mortgage Corp. Discount Notes                             20,000     3.810    06/03/02       19,418
Federal National Mortgage Association (a)                                   25,000     3.790    12/03/01       24,998
Federal National Mortgage Association (a)                                   50,000     3.400    01/22/02       49,990
Federal National Mortgage Association (a)                                   75,000     3.440    07/26/02       74,987
Federal National Mortgage Association Discount Notes                        20,000     3.650    10/11/01       19,920
Federal National Mortgage Association Discount Notes                        16,656     4.020    10/18/01       16,569
Federal National Mortgage Association Discount Notes                        30,000     3.510    11/01/01       29,822
Federal National Mortgage Association Discount Notes                        50,000     3.860    11/01/01       49,673
Federal National Mortgage Association Discount Notes                        20,000     3.520    12/13/01       19,799
Federal National Mortgage Association Discount Notes                        16,595     3.580    12/13/01       16,428
Federal National Mortgage Association Discount Notes                        10,097     3.500    12/14/01        9,995
Federal National Mortgage Association Discount Notes                        20,000     3.500    12/20/01       19,785
Federal National Mortgage Association Discount Notes                        20,000     4.600    02/08/02       19,590
Federal National Mortgage Association Discount Notes                        50,000     4.380    04/05/02       48,685
                                                                                                            ---------

TOTAL UNITED STATES GOVERNMENT AGENCIES (amortized cost $1,174,022)                                         1,174,022
                                                                                                            ---------

TOTAL INVESTMENTS (amortized cost $1,174,022)                                                               1,174,022
                                                                                                            ---------

                                        9

                                                                                            VALUE
                                                                                            (000)
                                                                                              $
                                                                                          ---------
REPURCHASE AGREEMENTS - 43.3%
Agreement with Bear Stearns and Chase Bank (Tri-Party) of $400,000 acquired August 31, 2001 at 3.700% to be repurchased at $400,162 on September 4, 2001, collateralized by:
      $387,568 US Government Agency Securities valued at $408,908                           400,000
Agreement with UBS Warburg and Chase Bank (Tri-Party) of $210,000 acquired August 31, 2001 at 3.690% to be repurchased at $210,085 on September 4, 2001, collateralized by:
      $260,910 US Government Agency Securities valued at $214,202                           210,000
Agreement with Deutsche Bank and Bank of New York (Tri-Party) of $190,000
   acquired August 31, 2001 at 3.690% to be repurchased at $190,077 on September 4, 2001, collateralized by:
      $180,165 US Government Agency Securities valued at $193,800                           190,000
Agreement with Chase Securities, Inc. and Chase Bank (Tri-Party) of $92,523
   acquired August 31, 2001 at 3.670% to be repurchased at $92,560 on September 4, 2001, collateralized by:
      $94,739 US Government Agency Securities valued at $94,376                              92,523
                                                                                          ---------

TOTAL REPURCHASE AGREEMENTS (identified cost $892,523)                                      892,523
                                                                                          ---------

TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS - 100.2% (cost $2,066,545)(b)                 2,066,545

OTHER ASSETS AND LIABILITIES, NET - (0.2%)                                                   (4,632)
                                                                                          ---------

NET ASSETS - 100.0%                                                                       2,061,913
                                                                                          =========

(a) Adjustable or floating rate security.
(b) The identified cost for federal income tax purposes is the same as shown above.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                             AUGUST 31, 2001
ASSETS
Investments at amortized cost which approximates market                    $ 1,174,022
Repurchase agreements (identified cost $892,523)                               892,523
Interest receivable                                                              1,631
                                                                           -----------

       Total assets                                                          2,068,176

LIABILITIES
Payables:
   Dividends                                                    $ 5,208
   Accrued fees to affiliates                                       917
   Other accrued expenses                                           138
                                                                -------

       Total liabilities                                                         6,263
                                                                           -----------

NET ASSETS                                                                 $ 2,061,913
                                                                           ===========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                       $        44
Shares of beneficial interest                                                    2,062
Additional paid-in capital                                                   2,059,807
                                                                           -----------

NET ASSETS                                                                 $ 2,061,913
                                                                           ===========

NET ASSET VALUE, offering and redemption price per share:
   ($2,061,913,179 divided by 2,061,869,044 shares of $.001
       par value shares of beneficial interest outstanding)                $      1.00
                                                                           ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
   Interest                                                                $    88,425

EXPENSES
  Advisory fees                                                 $ 4,104
  Administrative fees                                               514
  Custodian fees                                                    275
  Distribution fees                                                 183
  Transfer agent fees                                                76
  Professional fees                                                  24
  Registration fees                                                 159
  Shareholder servicing fees                                      1,113
  Trustees' fees                                                     28
  Miscellaneous                                                      52
                                                                -------

  Expenses before reductions                                      6,528
  Expense reductions                                                 (1)
                                                                -------

    Expenses, net                                                                6,527
                                                                           -----------

Net investment income                                                           81,898
                                                                           -----------

NET REALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                             44
                                                                           -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $    81,942
                                                                           ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                 FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                  2001             2000
                                                              ------------     ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                       $     81,898     $     78,341
  Net realized gain (loss)                                              44               27
                                                              ------------     ------------

    Net increase in net assets from operations                      81,942           78,368
                                                              ------------     ------------

DISTRIBUTIONS
  From net investment income                                       (81,898)         (78,341)
                                                              ------------     ------------

SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions    536,604          285,934
                                                              ------------     ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                        536,648          285,961

NET ASSETS
  Beginning of period                                            1,525,265        1,239,304
                                                              ------------     ------------

  End of period                                               $  2,061,913     $  1,525,265
                                                              ============     ============


 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               FISCAL YEARS ENDED AUGUST 31,
                                              ------------------------------------------------------------------
                                                  2001          2000           1999         1998         1997
                                              ------------  ------------   ------------  ----------  -----------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.0000  $     1.0000   $     1.0000  $   1.0000  $    1.0000
                                              ------------  ------------   ------------  ----------  -----------

INCOME FROM OPERATIONS
  Net investment income                              .0507         .0551          .0462       .0500        .0500
                                              ------------  ------------   ------------  ----------  -----------

DISTRIBUTIONS
  From net investment income                        (.0507)       (.0551)        (.0462)     (.0500)      (.0500)
                                              ------------  ------------   ------------  ----------  -----------

NET ASSET VALUE, END OF PERIOD                $     1.0000  $     1.0000   $     1.0000  $   1.0000  $    1.0000
                                              ============  ============   ============  ==========  ===========

TOTAL RETURN (%)                                      5.19          5.65           4.74        5.33         5.19

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)       2,061,913     1,525,265      1,239,304     945,897      904,483

  Ratios to average net assets (%):
    Operating expenses                                 .40           .42            .42         .42          .44
    Net investment income                             4.99          5.55           4.62        5.20         5.08

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA US Government Money Market Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: The Fund utilizes the amortized cost valuation method in accordance with Rule 2a-7 of the 1940 Act, a method by which each portfolio instrument meeting certain materiality parameters and credit worthiness standards are initially valued at cost, and thereafter a constant accretion/amortization to maturity of any discount or premium is assumed.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date, which in most instances is the same as the settlement date. Realized gains and losses from the securities transactions, if any, are recorded on the basis of identified cost.

   INVESTMENT INCOME: Interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records dividends on net investment income daily and pays them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and generally accepted accounting principles.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund made the following reclassification among certain of its capital accounts without impacting its net asset value:

   Accumulated Net Realized Gain (Loss)       (56,421)
   Additional Paid-In Capital                  56,421

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   REPURCHASE AGREEMENTS: The Fund may engage in repurchase and tri-party repurchase agreements with certain qualified financial institutions whereby the Fund, through its custodian or third-party custodian, receives delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to at least 102% of the repurchase price. SSgA Funds Management, Inc. (the "Adviser") will monitor repurchase agreements daily to determine that the market value (including accrued interest) of the underlying securities remains equal to at least 102% of the repurchase price at Fedwire closing time. The Adviser or third-party custodian will notify the seller to immediately increase the collateral on the repurchase agreement to 102% of the repurchase price if collateral falls below 102%.

 3.SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases, sales and maturities of US Government and Agency obligations, excluding repurchase agreements aggregated to $2,346,027,944, $419,110,761 and $2,092,700,000,
   respectively.

 4.RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .25% of its average daily net assets. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $574 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all money market portfolios: $0 up to $15 billion - .0315%; over $15 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $410,358, $542,044 and $1,331 by State Street, Fiduciary Investors Services and CitiStreet. The Funds did not incur any expenses from Capital Markets and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meeting attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

           Advisory fees                        $     390,870
           Administration fees                         58,416
           Custodian fees                              49,360
           Distribution fees                           11,714
           Shareholder servicing fees                 363,262
           Transfer agent fees                         42,540
           Trustees' fees                               1,111
                                               --------------
                                                $     917,273
                                               ==============

   BENEFICIAL INTEREST: As of August 31,2001, two shareholders (who were also affiliates of the Investment Company) were record owners of approximately 25% and 11%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (ON A CONSTANT DOLLAR BASIS):

                                                  (AMOUNTS IN THOUSANDS)
                                               FISCAL YEARS ENDED AUGUST 31,
                                             -------------------------------
                                                   2001           2000
                                             -------------   --------------
   Proceeds from shares sold                    $  15,340,364   $  15,303,660
   Proceeds from reinvestment of
     distributions                                     58,516          55,819
   Payments for shares redeemed                   (14,862,276)    (15,073,545)
                                                -------------   --------------

   Total net increase (decrease)                $     536,604   $     285,934
                                                =============   ==============

SSgA US GOVERNMENT MONEY MARKET FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                             GROWTH AND INCOME FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                             GROWTH AND INCOME FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents


                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     14

   Notes to Financial Statements                            15

   Tax Information                                          20

   Fund Management and Service Providers                    21

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA GROWTH AND INCOME FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Growth and Income Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                               /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. L. Emerson Tuttle, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Growth and Income Fund. Mr. Tuttle heads the US Large Cap team, part of the Global Fundamental Strategies group. Prior to joining SSgA in 1995, he served as Portfolio Manager for Private Client Services at State Street Bank and Trust Company (Switzerland) in Zurich. Before joining State Street in 1981, Mr. Tuttle held various positions with the BayBank Norfolk County Trust Company. He has been working in the investment management field since 1977. He holds a BA from Yale College and a JD from Suffolk Law School. He is a member of the Boston Security Analysts Society and the Massachusetts Bar Association.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Achieve long-term capital growth, current income, and growth of income.

INVESTS IN: US equity securities.

STRATEGY: The portfolio management team focuses on securities with larger market capitalization.Stock selection focuses on individual companies and the strength of their fundamental business characteristics.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                     GROWTH AND INCOME         S&P 500(R)
     DATES                  FUND                INDEX**
         *                $10,000               $10,000
      1994                $10,623               $10,547
      1995                $12,286               $12,809
      1996                $13,954               $15,208
      1997                $19,668               $21,390
      1998                $21,817               $23,121
      1999                $30,882               $32,327
      2000                $39,301               $37,603
      2001                $28,633               $28,432
Total                    $187,164              $191,437

SSgA GROWTH AND INCOME FUND

Period Ended             Growth of      Total
  08/31/01                $10,000       Return
------------             ---------     --------
1 Year                   $   7,286      (27.15)%
5 Years                  $  20,519       15.45%+
Inception                $  28,633       14.05%+

STANDARD AND POOR'S(R) 500 COMPOSITE
STOCK PRICE INDEX

Period Ended            Growth of       Total
  08/31/01               $10,000        Return
------------            ---------      --------
1 Year                  $   7,561      (24.39)%
5 Years                 $  18,695       13.33%+
Inception               $  28,432       13.95%+

SEE RELATED NOTES ON FOLLOWING PAGE.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2001, the SSgA Growth and Income Fund lost 27.15% versus the S&P 500(R) Index, which fell 24.39% for the same period. Fund performance is net of operating expenses, whereas Index results do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS

The Fund's benchmark-relative underperformance for the fiscal year can be attributed, in part, to its exposure in the Financials and Industrials sectors. Within Financials, the Fund has positions in global financial service entities like Citigroup. Long-term growth catalysts for these firms remain intact, and in the nearer term, Citigroup may stand to benefit from heightened mergers and acquisitions activity. However, within the Financials sector, the Fund did not hold regional banks, as the Manager feared credit risk issues as consumer debt climbed despite a slower global economy. However, regional banks did perform well despite credit risk, due to a lower interest rate environment. Within the Industrials sector, as 2001 evolved, older business cycle companies performed well, as investors were more comfortable with lower-multiple stocks. While these companies have performed soundly for the year, the Manager is not attracted to such issues given the lack of growth catalysts in the longer-term.

The Fund's investment strategy is based on the selection of companies that generate strong earnings growth over time. The Manager continues to focus on long-term results over short-term gains, which is one of the most important features of the investment process. The negative equity environment has not changed the Manager's philosophy or investment process. In fact, the Manager believes this period will later be viewed as having been a time of great opportunity. When the economic underpinnings weaken, it increases the level of urgency for companies to increase operational efficiencies. We are currently in the midst of a period in which fear has eclipsed long-term investment prudence.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)       AUGUST 31, 2001
General Electric Co.                            4.3%
International Business Machines Corp.           3.6
Pfizer, Inc.                                    3.5
Wal-Mart Stores, Inc.                           3.5
Citigroup, Inc.                                 3.5
Microsoft Corp.                                 3.3
Federal Home Loan Mortgage Corp.                3.1
American International Group, Inc.              2.9
Exxon Mobil Corp.                               2.8
HCA-The Healthcare Co.                          2.7

                                ----------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON THE PRECEDING PAGE.

   * The Growth and Income Fund commenced operations on September 1, 1993. Index comparison also began on September 1, 1993.

   ** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

    + Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Growth and Income Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                             /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
GROWTH AND INCOME FUND

STATEMENT OF NET ASSETS

                                           AUGUST 31, 2001

                                                    MARKET
                                        NUMBER      VALUE
                                          OF        (000)
                                        SHARES        $
                                        -------    --------
COMMON STOCKS - 98.5%
CONSUMER DISCRETIONARY - 12.1%
AOL Time Warner, Inc. (a)               150,000      5,603
Clear Channel
   Communications, Inc. (a)             165,000      8,295
Ecolab, Inc.                            185,000      7,415
Home Depot, Inc. (The)                  236,000     10,844
Univision Communications, Inc.
   Class A (a)                          233,000      6,950
Wal-Mart Stores, Inc.                   320,000     15,375
                                                   -------
                                                    54,482
                                                   -------
CONSUMER STAPLES - 6.9%
Anheuser-Busch Cos., Inc.               120,000      5,165
Coca-Cola Co. (The)                     175,000      8,517
Colgate-Palmolive Co.                   125,000      6,769
CVS Corp.                               180,000      6,500
PepsiCo, Inc.                            92,000      4,324
                                                   -------
                                                    31,275
                                                   -------
ENERGY - 5.7%
Anadarko Petroleum Corp.                102,000      5,279
Baker Hughes, Inc.                      180,000      5,929
Exxon Mobil Corp.                       314,000     12,607
Noble Drilling Corp. (a)                 71,000      1,931
                                                   -------
                                                    25,746
                                                   -------
FINANCIALS - 20.0%
American International Group, Inc.      166,000     12,981
Citigroup, Inc.                         336,000     15,372
FleetBoston Financial Corp.             275,000     10,128
Freddie Mac                             220,000     13,834
Lehman Brothers Holdings, Inc.           65,000      4,267
Marsh & McLennan Cos., Inc.              97,000      9,011
Mellon Financial Corp.                  185,000      6,521
Morgan Stanley Dean Witter & Co.        140,000      7,469
Northern Trust Corp.                    130,000      7,371
Schwab (Charles) Corp.                  275,000      3,427
                                                   -------
                                                    90,381
                                                   -------
HEALTH CARE - 13.6%
American Home Products Corp.             60,000      3,360
Applera Corp. - Applied
   Biosystems Group                     270,000      6,753
Cardinal Health, Inc.                   100,000      7,294
HCA-The Healthcare Co.                  265,000     12,121
Johnson & Johnson                       168,400      8,876
Pfizer, Inc.                            404,000     15,477
Stryker Corp.                           140,000      7,677
                                                   -------
                                                    61,558
                                                   -------
INDUSTRIALS - 7.6%
Burlington Northern Santa Fe Corp.      195,000      5,286
General Electric Co.                    470,000     19,261
Tyco International, Ltd.                185,000      9,611
                                                   -------
                                                    34,158
                                                   -------
INFORMATION TECHNOLOGY - 22.7%
Altera Corp. (a)                        115,000      3,266
Analog Devices, Inc. (a)                 78,000      3,727
Applied Materials, Inc. (a)             107,000      4,611
Automatic Data Processing, Inc.         220,000     11,387
Avery Dennison Corp.                    128,000      6,580
Brocade Communications
   Systems, Inc. (a)                     90,000      2,165
Cisco Systems, Inc. (a)                 255,000      4,164
Dell Computer Corp. (a)                 210,000      4,490
EMC Corp. (a)                           185,000      2,860
Flextronics International, Ltd. (a)     230,000      5,046
Gentex Corp. (a)                        200,000      5,980
Intel Corp.                             250,000      6,990
International Business
   Machines Corp.                       158,000     15,800
Linear Technology Corp.                 125,000      5,135
Microsoft Corp. (a)                     260,000     14,832
VeriSign, Inc. (a)                       95,000      3,900
Veritas Software Corp. (a)               47,000      1,350
                                                   -------
                                                   102,283
                                                   -------

                                       9

                                                    MARKET
                                        NUMBER      VALUE
                                          OF        (000)
                                        SHARES        $
                                        -------    --------
TELECOMMUNICATION SERVICES - 6.2%
Alltel Corp.                             135,000     7,830
Amdocs, Ltd. (a)                          60,000     2,298
AT&T Corp.                               215,060     4,095
AT&T Wireless Services, Inc. New (a)      69,206     1,073
Qwest Communications
   International, Inc.                    65,000     1,398
SBC Communications, Inc.                 150,000     6,136
WorldCom, Inc. - WorldCom
   Group (a)                             400,000     5,144
                                                   -------
                                                    27,974
                                                   -------

UTILITIES - 3.7%
Duke Energy Corp.                        280,000    11,007
NRG Energy, Inc. (a)                     305,000     5,612
                                                   -------
                                                    16,619
                                                   -------

TOTAL COMMON STOCKS
(cost $496,953)                                    444,476
                                                   -------

TOTAL INVESTMENTS - 98.5%
(identified cost $496,953)                         444,476

OTHER ASSETS AND LIABILITIES,
NET - 1.5%                                           6,759
                                                   -------

NET ASSETS - 100.0%                                451,235
                                                   =======

(a) Nonincome-producing security.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)

                                                                                                    AUGUST 31, 2001

ASSETS
Investments at market (including securities on loan of $9,160), (identified cost $496,953)               $ 444,476
Receivables:
  Dividends                                                                                                    449
  Investments sold                                                                                           7,222
  Fund shares sold                                                                                             734
Prepaid expenses                                                                                                47
Short-term investments held as collateral for securities loaned, at market                                   9,457
                                                                                                         ---------
      Total assets                                                                                         462,385

LIABILITIES
Payables:
  Due to Custodian                                                                             $   989
  Fund shares redeemed                                                                             261
  Accrued fees to affiliates                                                                       409
  Other accrued expenses                                                                            34
Payable upon return of securities loaned, at market                                              9,457
                                                                                               -------

      Total liabilities                                                                                     11,150
                                                                                                         ---------

NET ASSETS                                                                                               $ 451,235
                                                                                                         =========

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                                     $(11,025)
Unrealized appreciation (depreciation) on investments                                                     (52,477)
Shares of beneficial interest                                                                                   24
Additional paid-in capital                                                                                 514,713
                                                                                                         ---------

NET ASSETS                                                                                               $ 451,235
                                                                                                         =========

NET ASSET VALUE, offering and redemption price per share:
  ($451,235,204 divided by 23,927,451 shares of $.001 par value
    shares of beneficial interest outstanding)                                                           $   18.86
                                                                                                         =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Amounts in thousands

                                            FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Dividends                                                                 $   4,927
  Securities Lending Income                                                        37
                                                                            ---------

    Total investment income                                                     4,964

EXPENSES
  Advisory fees                                                 $  4,037
  Administrative fees                                                186
  Custodian fees                                                      90
  Distribution fees                                                  670
  Transfer agent fees                                                 91
  Professional fees                                                   27
  Registration fees                                                   63
  Shareholder servicing fees                                         547
  Trustees' fees                                                      14
  Miscellaneous                                                       41
                                                                --------
  Expenses before reductions                                       5,766
  Expense reductions                                                (535)
                                                                --------
    Expenses, net                                                               5,231
                                                                            ---------

Net investment income (loss)                                                     (267)
                                                                            ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                       (10,617)
Net change in unrealized appreciation (depreciation) on investments          (145,562)
                                                                            ---------

Net realized and unrealized gain (loss)                                      (156,179)
                                                                            ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $(156,446)
                                                                            =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands

                                                     FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                      2001        2000
                                                                   ---------    ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income (loss)                                     $    (267)   $      996
  Net realized gain (loss)                                           (10,617)       25,416
  Net change in unrealized appreciation (depreciation)              (145,562)       71,444
                                                                   ---------    ----------

    Net increase (decrease) in net assets from operations           (156,446)       97,856
                                                                   ---------    ----------

DISTRIBUTIONS
  From net investment income                                            (470)       (1,055)
  From net realized gain                                             (23,368)      (15,079)
                                                                   ---------    ----------

    Net decrease in net assets from distributions                    (23,838)      (16,134)
                                                                   ---------    ----------

SHARE TRANSACTIONS
    Net increase (decrease) in net assets from share transactions    109,010       149,071
                                                                   ---------    ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                          (71,274)      230,793

NET ASSETS
  Beginning of period                                                522,509       291,716
                                                                   ---------    ----------
  End of period (including undistributed net investment income
    of $221 at August 31, 2000)                                    $ 451,235    $  522,509
                                                                   =========    ==========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                               FISCAL YEARS ENDED AUGUST 31,
                                                      -----------------------------------------------
                                                         2001     2000     1999     1998      1997
                                                      --------  --------  -------  --------  --------
NET ASSET VALUE, BEGINNING OF PERIOD                  $  27.21  $  22.53  $ 18.10  $  18.08  $  13.36
                                                      --------  --------  -------  --------  --------

INCOME FROM OPERATIONS
  Net investment income (loss)(a)                         (.01)      .06      .09       .11       .12
  Net realized and unrealized gain (loss)                (7.13)     5.77     6.79      1.83      5.18
                                                      --------  --------  -------  --------  --------

  Total income from operations                           (7.14)     5.83     6.88      1.94      5.30
                                                      --------  --------  -------  --------  --------

DISTRIBUTIONS
  From net investment income                              (.02)     (.07)    (.09)     (.11)     (.14)
  From net realized gain                                 (1.19)    (1.08)   (2.36)    (1.81)     (.44)
                                                      --------  --------  -------  --------  --------

    Total distributions                                  (1.21)    (1.15)   (2.45)    (1.92)     (.58)
                                                      --------  --------  -------  --------  --------

NET ASSET VALUE, END OF PERIOD                        $  18.86  $  27.21  $ 22.53  $  18.10  $  18.08
                                                      ========  ========  =======  ========  ========

TOTAL RETURN (%)                                        (27.15)    27.26    41.55     10.93     40.95

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)             451,235   522,509  291,716   111,626    71,736

  Ratios to average net assets (%):
    Operating expenses, net (b)                           1.10      1.10     1.03       .95       .95
    Operating expenses, gross (b)                         1.21      1.15     1.11      1.14      1.21
    Net investment income (loss)                         (.06)       .24      .41       .57       .82

  Portfolio turnover rate (%)                            43.87     49.72    72.27     66.44     29.88

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August
   31, 2001. These financial statements report on one portfolio, the SSgA Growth and Income Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $1,780,728, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $8,813,853 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                NET
                                                             UNREALIZED
        FEDERAL TAX      UNREALIZED        UNREALIZED       APPRECIATION
           COST         APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
        -----------     -------------    ---------------   --------------
        $ 497,383,444    $ 22,591,793     $ (75,499,717)   $ (52,907,924)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments, aggregated to $290,522,527 and $205,088,467, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $9,160,181 and $9,456,757, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .85% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net asset on an annual basis. The total amount of the reimbursement for the year ended August 31, 2001, was $533,110. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,555 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $118,751, $16,021 and $385,349 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $119,912 for the year ended August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
FOLLOWS:

   Advisory fees                        $   314,941
   Administration fees                       23,816
   Custodian fees                             2,304
   Distribution fees                         42,616
   Shareholder servicing fees                18,068
   Transfer agent fees                        5,835
   Trustees' fees                             1,033
                                        $   408,613

   BENEFICIAL INTEREST: As of August 31,2001, two shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 32% and 16%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                FISCAL YEARS ENDED AUGUST 31,
                                         ------------------------------------------
                                              2001                   2000
                                         --------------------   -------------------
                                          SHARES     DOLLARS     SHARES     DOLLARS
                                         --------  ----------   --------  ---------
   Proceeds from shares sold               10,716  $  234,101      9,805  $ 238,027
   Proceeds from reinvestment of
     distributions                            933      22,218        692     14,880
   Payments for shares redeemed            (6,925)   (147,309)    (4,244)  (103,836)
                                         --------  ----------   --------  ---------
   Total net increase (decrease)            4,724  $  109,010      6,253  $ 149,071
                                         ========  ==========   ========  =========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expenses on the Statement of Operations include $6,258 of interest expense paid under the interfund lending program.

                                                                 TAX INFORMATION
                                                     AUGUST 31, 2001 (UNAUDITED)

   The Funds paid distributions of $21,171,351 from net long-term capital gains during its taxable year ended August 31, 2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA GROWTH AND INCOME FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
    Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                                INTERMEDIATE FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                                INTERMEDIATE FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                      Page

   Chairman's Letter                                    4

   Portfolio Management Discussion and Analysis         6

   Report of Independent Accountants                    8

   Financial Statements                                 9

   Financial Highlights                                17

   Notes to Financial Statements                       18

   Fund Management and Service Providers               24

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERMEDIATE FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Intermediate Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/ Timothy B. Harbert                     /s/ Gustaff V. Fish, Jr.

Timothy B. Harbert                         Gustaff V. Fish, Jr.
State Street Global Advisors               SSgA Funds Management, Inc.
Chairman and Chief Executive Officer       President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]            [PHOTO OF GUSTAF V. FISH, JR.]

Timothy B. Harbert                       Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer     President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Joseph F. Marvan, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate Fund. He joined State Street Global Advisors' Fixed Income team in February 1996. Mr. Marvan is the Unit Head of the Bond group, where he is responsible for both the Core and Passive strategies. Previously, he was a Senior Portfolio Manager specializing in mortgage-backed securities, non-dollar securities, and derivatives. Prior to joining State Street Global Advisors, Mr. Marvan worked in fixed income management and trading with both The Boston Company and Lehman Brothers. He earned his MBA from the F.W. Olin Graduate School of Business at Babson College and his BS in Finance from Ithaca College. Mr. Marvan holds the Chartered Financial Analyst (CFA) designation, and is a member of the Boston Security Analysts Society and the Association for Investment Management and Research (AIMR).

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE:  Maximize total return by investing in fixed income securities.

INVESTS IN: Investment grade debt instruments including: US Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and CMBS.

STRATEGY:   The Fund seeks to exceed the return of the Lehman Brothers
Intermediate Government/Credit Index. The Fund seeks to match the Index's duration at all times while adding value through issue and sector selection.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                    INTERMEDIATE           LEHMAN
     DATES              FUND            INTERMEDIATE
         *            $10,000             $10,000
      1994             $9,658              $9,967
      1995            $10,629             $10,911
      1996            $11,066             $11,395
      1997            $11,952             $12,357
      1998            $12,985             $13,467
      1999            $13,162             $13,763
      2000            $13,967             $14,626
      2001            $15,628             $16,424
Total                $109,047            $112,910

PERFORMANCE REVIEW
The SSgA Intermediate Fund gained 11.90% for the fiscal year ended August 31, 2001 versus its benchmark, the Lehman Brothers Intermediate Government/Credit Index, which posted a return of 12.29%. The Fund's performance includes sixty basis points in fees, while the Index return does not include expenses of any kind. This represents a benchmark-relative outperformance of 21 basis points, gross of fees, for the fiscal year. An overweighting in spread product (non-Treasury securities), especially mortgage-backed securities, commercial mortgage backed securities and asset-backed securities, was the primary contributing factor to these results. This strategy modestly contributed to performance during the year. Conversely, security selection in the Credit sector negatively affected Fund performance. The Fund avoided sectors such as Retail, due to their vulnerability in an economic slowdown, particularly in January 2001. However, given the sharp economic slowdown that has occurred the Manager may continue to avoid these sectors.

SSgA INTERMEDIATE FUND

                  Period Ended                Growth of                 Total
                   08/31/01                    $10,000                 Return
-----------------------------------------  -----------------     -------------
1 Year                                     $     11,190                 11.90%
5 Years                                    $     14,123                  7.14%+
Inception                                  $     15,628                  5.74%+

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX

                  Period Ended                Growth of                 Total
                   08/31/01                    $10,000                 Return
-----------------------------------------  -----------------     -------------
1 Year                                     $     11,229                 12.29%
5 Years                                    $     14,410                  7.58%+
Inception                                  $     16,424                  6.40%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

PORTFOLIO AND MARKET HIGHLIGHTS
Since the beginning of calendar 2001, the Federal Reserve has been extremely aggressive in lowering short-term interest rates. The Federal Funds rate stands at 3.5% at August 31,2001, 300 basis points lower than in January and as low as this rate has been in seven years. As a result, Treasury rates are dramatically lower, with the two year ending the fiscal year at 3.62%, lower by 246 basis points from the beginning of the fiscal year. Ten-year notes closed the year at 4.83%, down 86 basis points for the same period. New supply in the credit market has set a volume record during the first eight months of 2001 resulting in a total issuance for investment-grade, US debt of over $420 billion. Easily surpassing the entire calendar-year 2000 supply figure of $325 billion. In spite of this significant increase, performance for the Lehman Credit Index as measured by excess return over Treasuries was 302 basis points for the first eight months of calendar 2001, easily surpassing the record 229 basis points posted in 1991.

The Fund continues to maintain a modest overweighting in spread product. The Manager believes that credit risk may continue to plague the fixed income markets and, as a result, the Fund's exposure to corporate issues continues to be in the larger and more liquid companies. In the near-term, the overall risk profile of the Fund will seek to be in the lower end of the target range (30 to 50 basis points) until the economy shows signs of sustainable growth.

The Fund seeks to enhance returns through benchmark-relative overweighting in the Corporate and Mortgage-Backed sectors. These weightings are reduced or increased throughout the year in response to the Manager's outlook on the market. Additionally, the Fund may carry an overweight to non-index sectors such as asset-backed securities. The Fund does not take explicit active interest rate risk, but by utilizing duration as its measurement, seeks to match that of the Index.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)                 AUGUST 31, 2001
United States Government Treasuries                          17.3%
Federal National Mortgage Assn.                              14.5
Federal Home Loan Mortgage Corp.                              5.5
Ford Motor Credit Co.                                         2.9
General Motors Acceptance Corp.                               1.9
American Aadvantage                                           1.9
Progress Energy, Inc.                                         1.8
Household Finance Corp.                                       1.5
Morgan Stanley Dean Witter & Co.                              1.5
WorldCom, Inc.                                                1.4

                              ---------------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.
 * The Intermediate Fund commenced operations on September 1, 1993. Index comparisons also began on September 1, 1993.
** The Lehman Brothers Intermediate Government/Credit Index is comprised of all bonds covered by the Lehman Brothers Government/ Credit Index with maturities between one and 9.99 years.
 +     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31,2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
INTERMEDIATE FUND

STATEMENT OF NET ASSETS

                                                           AUGUST 31, 2001

                                               PRINCIPAL            MARKET
                                                AMOUNT               VALUE
                                                (000)                (000)
                                                  $                   $
                                               ---------            ------
LONG-TERM INVESTMENTS - 82.1%
ASSET-BACKED SECURITIES - 3.9%
BMW Vehicle Lease Trust
  Series 2000-A Class A4
   6.670% due 10/25/03                            350                 365
California Infrastructure SCE-1
  Series 1997-1 Class A5
   6.280% due 09/25/05                            305                 312
CNH Equipment Trust
  Series 2000-A Class A4
   7.340% due 02/15/07                            250                 263
DaimlerChrysler Auto Trust
  Series 2000-C Class A4
   6.850% due 11/06/05                            300                 315
Discover Card Master Trust I
  Series 1998-7 Class A
   5.600% due 05/16/06                            500                 511
EQCC Home Equity Loan Trust
  Series 1999-3 Class A3F
   7.067% due 11/25/24                            280                 287
Federal National Mortgage Association
  Series 2001-W2 Class AF3
   5.258% due 05/25/29                            370                 370
Providian Master Trust
  Series 2000-1 Class A
   7.490% due 08/17/09                            275                 296
Toyota Auto Receivables Owner Trust
  Series 2000-B Class A4
   6.800% due 04/15/07                            345                 362
USAA Auto Loan Grantor Trust
  Series 1998-1 Class A
   5.800% due 01/15/05                             29                  29
                                                                 --------
                                                                    3,110
                                                                 --------
CORPORATE BONDS AND NOTES - 35.1%
Alliance Capital Management LP
   5.625% due 08/15/06                            150                 151
Amerada Hess Corp.
   6.650% due 08/15/11                            300                 302
AMERICAN ELECTRIC POWER, INC.
  Series A
   6.125% due 05/15/06                            300                 304
American General Finance Corp.
  Series F
   5.875% due 07/14/06                            150                 153
Anadarko Finance Co.
   6.750% due 05/01/11                            550                 564
AOL Time Warner, Inc.
   6.125% due 04/15/06                            500                 510
   8.180% due 08/15/07                            552                 612
AT&T Wireless Services
   7.875% due 03/01/11                            500                 529
Bank Of America Corp.
   7.125% due 09/15/06                            360                 385
Bank One Corp.
   6.500% due 02/01/06                            450                 467
Capital One Bank
   6.875% due 02/01/06                            150                 152
Chase Manhattan Corp.
   7.875% due 06/15/10                            350                 391
CIT Group, Inc.
   6.500% due 02/07/06                            500                 522
Citigroup, Inc.
   6.750% due 12/01/05                            500                 529
Coastal Corp.
   7.500% due 08/15/06                            250                 262
Comcast Cable Communications
   6.375% due 01/30/06                            100                 102
   6.875% due 06/15/09                            350                 358
Consolidated Natural Gas Co.
   6.850% due 04/15/11                            125                 129
Credit Suisse First Boston USA, Inc.
   5.875% due 08/01/06                            100                 101
DaimlerChrysler North America
  Holding Corp.
   6.400% due 05/15/06                            410                 418
Delhaize America, Inc.
   7.375% due 04/15/06                            100                 105
                                       9


                                               PRINCIPAL            MARKET
                                                AMOUNT               VALUE
                                                (000)                (000)
                                                  $                   $
                                               ---------            -------
DTE Energy Co.
   6.450% due 06/01/06                            200                 206
Edison Mission Energy
  10.000% due 08/15/08                            100                 102
El Paso Energy Corp.
   6.750% due 05/15/09                            200                 197
Enron Corp.
   9.125% due 04/01/03                            200                 213
EOP Operating LP
   6.375% due 02/15/03                            200                 205
   6.500% due 01/15/04                            250                 258
Equitable Cos., Inc.
   9.000% due 12/15/04                            250                 279
Equitable Life Assurance Society
   6.950% due 12/01/05                            300                 315
First Union National Bank
   Series BNKT
   7.800% due 08/18/10                            175                 193
Firstar Bank North America
   7.125% due 12/01/09                            200                 213
Fleet National Bank
  Series BKNT
   5.750% due 01/15/09                            500                 490
Fleetboston Financial Corp.
   7.250% due 09/15/05                            150                 160
Ford Motor Credit Co.
   7.500% due 01/15/03                          1,500               1,561
   6.125% due 04/28/03                            500                 512
General Motors Acceptance Corp.
   5.950% due 03/14/03                            500                 511
   6.750% due 01/15/06                            800                 826
Goldman Sachs Group, Inc.
   7.625% due 08/17/05                            375                 405
Hong Kong Land Finance
   7.000% due 05/03/11                            150                 152
Household Finance Corp.
   6.500% due 01/24/06                            750                 779
   8.000% due 07/15/10                            150                 168
   6.750% due 05/15/11                            150                 154

International Business Machines Corp.
   5.250% due 12/01/03                            500                 509
International Paper Co.
   6.750% due 09/01/11                            100                 101
JP Morgan Chase & Co.
   6.750% due 02/01/11                            250                 259
Kemper Corp.
   6.875% due 09/15/03                            500                 524
Keyspan Corp.
   6.150% due 06/01/06                            200                 206
KMart Corp.
   9.875% due 06/15/08                            100                 102
Lehman Brothers Holdings, Inc.
   6.625% due 04/01/04                            150                 156
   6.250% due 05/15/06                            150                 153
Lenfest Communications, Inc.
   8.375% due 11/01/05                            100                 109
Merrill Lynch & Co., Inc.
  Series B
   6.800% due 11/03/03                            300                 315
   6.130% due 05/16/06                            450                 464
MidAmerican Funding LLC
   6.339% due 03/01/09                            150                 147
   6.750% due 03/01/11                            600                 606
Mirant Americas Generation, Inc.
   8.300% due 05/01/11                            100                 106
Morgan Stanley Dean Witter & Co.
   5.625% due 01/20/04                            760                 776
   7.750% due 06/15/05                            300                 325
Motorola, Inc.
   7.625% due 11/15/10                            100                 101
Norfolk Southern Corp.
   8.375% due 05/15/05                            290                 317
NRG Energy, Inc.
   7.750% due 04/01/11                            100                 105
PNC Funding Corp.
   7.500% due 11/01/09                            150                 163

                                       10


                                               PRINCIPAL            MARKET
                                                AMOUNT               VALUE
                                                (000)                (000)
                                                  $                   $
                                               ---------            -------
Progress Energy, Inc.
   6.750% due 03/01/06                            800                 836
   7.100% due 03/01/11                            450                 475
Qwest Capital Funding, Inc.
   5.875% due 08/03/04                            250                 253
   6.250% due 07/15/05                            350                 353
   7.000% due 08/03/09                            150                 151
   7.900% due 08/15/10                            150                 159
R&B Falcon Corp.
   9.500% due 12/15/08                            150                 174
Raytheon Co.
   8.200% due 03/01/06                            150                 160
SBC Communications, Inc.
   5.750% due 05/02/06                            350                 356
Sears Roebuck Acceptance Corp.
   6.750% due 08/15/11                            125                 125
Sprint Capital Corp.
   7.125% due 01/30/06                            210                 219
Tele-Communications, Inc.
   7.250% due 08/01/05                            300                 313
Tosco Corp.
   7.250% due 01/01/07                            250                 266
Transocean Sedco Forex, Inc.
   6.625% due 04/15/11                            300                 301
Union Pacific Corp.
   7.375% due 09/15/09                            300                 321
Verizon Global Funding Corp.
   6.750% due 12/01/05                            850                 890
Viacom, Inc.
   7.750% due 06/01/05                            200                 216
Wells Fargo & Co.
   6.625% due 07/15/04                            200                 210
Wells Fargo Bank NA
   6.450% due 02/01/11                            535                 546
AUGUST 31, 2001

Wells Fargo Financial, Inc.
   7.000% due 11/01/05                            250                 266
Williams Cos, Inc.
   7.125% due 09/01/01                            125                 128
WorldCom, Inc.
   6.500% due 05/15/04                            300                 308
   7.500% due 05/15/11                            700                 714
                                                                   -------
                                                                   28,229
                                                                   -------

EURODOLLAR BONDS - 4.3%
British Telecommunications PLC
   7.625% due 12/15/05                            200                 215
Chile, Republic of
   6.875% due 04/28/09                            200                 202
Citic Pacific Finance
   7.625% due 06/01/11                            300                 303
Egypt, Arab Republic of
   8.750% due 07/11/11                            150                 155
Hutchison Whamp International, Ltd.
   7.000% due 02/16/11                            300                 303
Koninklijke KPN NV
   7.500% due 10/01/05                            175                 174
Korea, Republic of
   8.750% due 04/15/03                            350                 372
Petrobas International Finance Co.
   9.750% due 07/06/11                            300                 300
Quebec, Province of
   5.750% due 02/15/09                            250                 250
Telefonica Europe BV
   7.750% due 09/15/10                            150                 160
Telekomunikacja Polska SA
   7.125% due 12/10/03                            550                 567
United Mexican States
   9.875% due 02/01/10                            190                 210
   8.375% due 01/14/11                            205                 210
                                                                 --------
                                                                    3,421
                                                                 --------

                                       11

                                               PRINCIPAL            MARKET
                                                AMOUNT               VALUE
                                                (000)                (000)
                                                  $                   $
                                               ---------            -------

MORTGAGE-BACKED SECURITIES - 5.5%
COMM Mortgage Trust
  Series 1999-1 Class A1
   6.145% due 02/15/08                            521                 535
Federal National Mortgage Association
   6.500% 15 year TBA (a)                       2,300               2,345
   6.000% due 2009                                259                 263
Heller Financial Commercial
Mortgage Asset Co.
   Series 1999-PH1 Class A1
   6.500% due 05/15/31                            765                 796
Nomura Asset Securities Corp.
  Series 1998-D6, Class A1B
   6.590% due 03/17/28                             20                  21
Washington Mutual
  Series 2001-AR1 Class IIA2
   5.423% due 09/25/31 (b)                        500                 500
                                                                 --------
                                                                    4,460
                                                                 --------

UNITED STATES GOVERNMENT
AGENCIES - 14.0%
Federal Home Loan Mortgage Corp.
   5.000% due 05/15/04                          2,500               2,541
Federal National Mortgage Association
   5.250% due 06/15/06                          4,660               4,711
   6.400% due 05/14/09                            400                 411
   6.000% due 05/15/11                          2,190               2,249
Federal National Mortgage Corp.
   6.875% due 09/15/10                          1,230               1,339
                                                                 --------
                                                                   11,251
                                                                 --------

UNITED STATES GOVERNMENT
TREASURIES - 15.2%
United States Treasury Notes
   3.875% due 07/31/03                          3,050               3,063
   4.625% due 05/15/06                          5,070               5,118
   7.000% due 07/15/06                          1,100               1,220
   6.250% due 02/15/07                          1,200               1,299
   5.000% due 08/15/11                          1,500               1,522
                                                                 --------
                                                                   12,222
                                                                 --------

YANKEE BONDS - 4.1%
AT&T Canada, Inc.
   12.000% due 08/15/07                           500                 508
Canadian National Railroad
   6.625% due 05/15/03                            500                 515
Korea Development Bank
   7.625% due 10/01/02                            600                 621
Kowloon-Canton Railway
   8.000% due 03/15/10                            265                 298
Nortel Networks, Ltd.
   6.125% due 02/15/06                            200                 176
Petroleos Mexicanos
   6.500% due 02/01/05                            250                 250
Telus Corp.
   8.000% due 06/01/11                            100                 107
Tyco International Group SA
   5.800% due 08/01/06                            250                 251
Vodafone Group PLC
   7.625% due 02/15/05                            550                 588
                                                                 --------
                                                                    3,314
                                                                 --------
TOTAL LONG-TERM INVESTMENTS
(cost $64,626)                                                     66,007
                                                                 --------

                                       12

SHORT-TERM INVESTMENTS - 6.4%
American AAdvantage Money
   Market Fund                                  1,332               1,332
Federated Investors Prime Cash
   Obligations Fund                             3,718               3,718
United States Treasury Bills
   3.943% due 09/06/01 (c)(d)(e)                   95                  95
                                                                 --------

TOTAL SHORT-TERM INVESTMENTS
(cost $5,145)                                                       5,145
                                                                 --------

TOTAL INVESTMENTS - 88.5%
(identified cost $69,771)                                          71,152

OTHER ASSETS AND LIABILITIES,
NET - 11.5%                                                         9,209
                                                                 --------
NET ASSETS - 100.0%                                                80,361
                                                                 ========
                                                               UNREALIZED
                                              NUMBER          APPRECIATION
                                                OF           (DEPRECIATION)
FUTURES CONTRACTS                            CONTRACTS           (000)
Eurodollar Futures
expiration date 09/01                           24                $ 30
expiration date 12/01                           10                  25
expiration date 03/02                           10                  26
expiration date 06/02                           10                  25
expiration date 09/02                           10                  21
expiration date 12/02                            8                  13
expiration date 03/03                            6                   6
expiration date 06/03                            6                   5
expiration date 09/03                            6                   4
expiration date 12/03                            6                   4
expiration date 03/04                            5                   2
expiration date 06/04                            3                  (1)
                                                                 --------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased                                            $160
                                                                 ========

(a) Forward commitment.
(b) Adjustable or floating rate security.
(c) At amortized cost, which approximates market.
(d) Rate noted is yield-to-maturity from date of acquisition.
(e) Pledged to cover initial margin requirements for open futures contracts by the Fund.

ABBREVIATIONS:
TBA - To Be Announced Security

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                AUGUST 31, 2001
ASSETS
Investments at market (identified cost $69,771)                                                  $     71,152
Receivables:
   Interest                                                                                               879
   Investments sold (regular settlement)                                                                2,179
   Investments sold (delayed settlement)                                                               10,115
   Fund shares sold                                                                                        11
Prepaid expenses                                                                                           12
                                                                                                 ------------
      Total assets                                                                                     84,348

LIABILITIES
   Payables:
   Investments purchased (regular settlement)                          $     1,444
   Investments purchased (delayed settlement)                                2,345
   Fund shares redeemed                                                        115
   Accrued fees to affiliates                                                   32
   Other accrued expenses                                                       46
   Daily variation margin on futures contracts                                   5
                                                                       -----------

      Total liabilities                                                                                 3,987
                                                                                                 ------------

NET ASSETS                                                                                       $     80,361
                                                                                                 ============
NET ASSETS CONSIST OF:
Undistributed net investment income                                                              $        594
Accumulated net realized gain (loss)                                                                      297
Unrealized appreciation (depreciation) on:
   Investments                                                                                          1,381
   Futures contracts                                                                                      160
Shares of beneficial interest                                                                               8
Additional paid-in capital                                                                             77,921
                                                                                                 ------------

NET ASSETS                                                                                       $     80,361
                                                                                                 ============

NET ASSET VALUE, offering and redemption price per share:
   ($80,360,827 divided by 8,021,133 shares of $.001 par value
      shares of beneficial interest outstanding)                                                 $      10.02
                                                                                                 ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                           FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Interest                                                                                  $      4,337
  Dividends                                                                                          136
                                                                                            ------------
    Total investment income                                                                        4,473

EXPENSES
  Advisory fees                                                        $        592
  Administrative fees                                                            55
  Custodian fees                                                                 54
  Distribution fees                                                              36
  Transfer agent fees                                                            28
  Professional fees                                                              18
  Registration fees                                                              32
  Shareholder servicing fees                                                     65
  Trustees' fees                                                                  9
  Miscellaneous fees                                                             12
                                                                       ------------

  Expenses before reductions                                                    901
  Expense reductions                                                           (457)
                                                                       ------------
    Expenses, net                                                                                    444
                                                                                            ------------

Net investment income                                                                              4,029
                                                                                            ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments.                                                                2,472
  Futures contracts                                                             118                2,590
                                                                       ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                 1,447
  Futures contracts                                                             160                1,607
                                                                       ------------         ------------

Net realized and unrealized gain (loss)                                                            4,197
                                                                                            ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                       $      8,226
                                                                                            ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                        FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                             2001         2000
                                                                          ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                                   $    4,029   $    3,803
  Net realized gain (loss)                                                     2,590       (1,721)
  Net change in unrealized appreciation (depreciation)                         1,607        1,757
                                                                          ----------   ----------

    Net increase (decrease) in net assets from operations                      8,226        3,839
                                                                          ----------   ----------

DISTRIBUTIONS
  From net investment income                                                  (4,433)      (3,806)
  From net realized gain                                                          --          (50)
                                                                          ----------   ----------
    Net decrease in net assets from distributions                             (4,433)      (3,856)
                                                                          ----------   ----------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions                9,947       (4,912)
                                                                          ----------   ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                   13,740       (4,929)

NET ASSETS
  Beginning of period                                                         66,621       71,550
                                                                          ----------   ----------
  End of period (including undistributed net investment income of
    $594 and $995, respectively)                                          $   80,361   $   66,621
                                                                          ==========   ==========

See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    FISCAL YEARS ENDED AUGUST 31,
                                                                     -----------------------------------------------------------
                                                                         2001        2000       1999       1998       1997
                                                                     ----------- ----------- ----------- ----------- -----------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $      9.52 $      9.51 $     10.04 $      9.76 $      9.57
                                                                     ----------- ----------- ----------- ----------- -----------

INCOME FROM OPERATIONS
   Net investment income (a)                                                 .53         .55         .49         .53         .54
   Net realized and unrealized gain (loss)                                   .56         .01       (.35)         .28         .20
                                                                     ----------- ----------- ----------- ----------- -----------
      Total income from operations                                          1.09         .56         .14         .81         .74
                                                                     ----------- ----------- ----------- ----------- -----------

DISTRIBUTIONS
   From net investment income                                               (.59)       (.54)       (.51)       (.53)       (.55)
   From net realized gain                                                     --        (.01)       (.16)         --          --
                                                                     ----------- ----------- ----------- ----------- -----------
      Total distributions                                                   (.59)       (.55)       (.67)       (.53)       (.55)
                                                                     ----------- ----------- ----------- ----------- -----------
NET ASSET VALUE, END OF PERIOD                                       $     10.02 $      9.52 $      9.51 $     10.04 $      9.76
                                                                     =========== =========== =========== =========== ===========
TOTAL RETURN (%)                                                           11.90        6.12        1.36        8.64        8.00

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                               80,361      66,621      71,550      76,691      53,834

   Ratios to average net assets (%):
      Operating expenses, net (b)                                            .60         .60         .60         .60         .60
      Operating expenses, gross (b)                                         1.22        1.18        1.11        1.13        1.30
      Net investment income                                                 5.44        5.85        5.02        5.51        5.78

   Portfolio turnover rate (%)                                            345.31      225.31      304.47      244.58      242.76


(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Intermediate Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                  NET
                                                               UNREALIZED
        FEDERAL TAX       UNREALIZED        UNREALIZED        APPRECIATION
           COST          APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
      --------------     ------------     --------------     --------------
      $   69,787,574     $  1,441,409     $     (77,308)      $   1,364,101

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   FORWARD COMMITMENTS/MORTGAGE DOLLAR ROLLS: The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days)(i.e., a "forward commitment" or "delayed settlement" transaction, e.g., to be announced ("TBA")) consistent with a Fund's ability to manage its investment portfolio and meet redemption requests. The Fund may enter into mortgage dollar rolls (principally in TBA's) in which the Fund purchases a mortgage security and sells a similar mortgage security before settlement of the purchased mortgage security occurs. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund will be segregated on the Fund's records in a dollar amount sufficient to make payment for the portfolio securities to be purchased at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $53,847,055 and $41,403,375, respectively.

   For the year ended August 31,2001, purchases, sales and maturities of US Government and Agency obligations, excluding short-term investments, aggregated to $175,644,291, $186,212,324 and $373,405, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, there were no outstanding securities on loan and no income earned during the year.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .80% of its average daily net assets. The Adviser has voluntarily agreed to waive .50% of its .80% Advisory fee. The Adviser has also voluntarily agreed to reimburse the Fund for all expenses in excess of .60% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the year ended August 31,2001, were $370,155 and $86,030, respectively. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $988 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $18,508, $2,083 and $43,461, by State Street, Capital Markets and CitiStreet, respectively. The Fund did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

     Advisory fees                                $  11,160
     Administration fees                              5,754
     Custodian fees                                   3,162
     Distribution fees                                3,385
     Shareholder servicing fees                       2,935
     Transfer agent fees                              5,067
     Trustees' fees                                   1,013
                                                  ---------
                                                  $  32,476
                                                  =========

   BENEFICIAL INTEREST: As of August 31,2001, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 21% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                           FISCAL YEARS ENDED AUGUST 31,
                                                     ---------------------------------------------------------------
                                                                  2001                                 2000
                                                     ---------------------------------------------------------------
                                                         SHARES             DOLLARS          SHARES         DOLLARS
                                                     ---------------------------------------------------------------
     Proceeds from shares sold                            3,126         $    30,487           3,076     $    28,880
     Proceeds from reinvestment of
       distributions.                                       361               3,462             338           3,145
     Payments for shares redeemed.                       (2,461)            (24,002)         (3,945)        (36,937)
                                                     ----------- ------------------- --------------- --------------
     Total net increase (decrease)                        1,026         $     9,947            (531)    $    (4,912)
                                                     =========== =================== =============== ==============

6. INTERFUND LENDING PROGRAM

   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7. DIVIDENDS

   On September 4, 2001, the Board of Trustees declared a dividend of $.1198 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

SSgA INTERMEDIATE FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
    Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                        INTERMEDIATE MUNICIPAL BOND FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                        INTERMEDIATE MUNICIPAL BOND FUND

                                  Annual Report
                                August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                        4

   Portfolio Management Discussion and Analysis             6

   Report of Independent Accountants                        8

   Financial Statements                                     9

   Financial Highlights                                    17

   Notes to Financial Statements                           18

   Fund Management and Service Providers                   23

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERMEDIATE MUNICIPAL BOND FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Intermediate Municipal Bond Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                                /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]              [PHOTO OF GUSTAFF V. FISH, JR]

Timothy B. Harbert                         Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer       President, SSgA Funds Management Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Ms. Deborah B. Vargo, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Intermediate Municipal Bond Fund. Ms. Vargo joined the firm in 1984 and is responsible for the trading and management of portfolios pertaining to the tax-exempt municipal bond market. She has been dedicated to this asset class for over fifteen years. She is currently responsible for corporate cash management, tax-exempt common trust funds, and certain high net worth accounts. Prior to joining SSgA, she worked at Tucker, Anthony & R.L. Day. She has been working in the investment management field since 1982 and has a BS in Finance from Boston University. In 1997, she won the Chairman's Award for Excellence.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: To provide federally tax-exempt current income by investing primarily in a diversified portfolio of municipal debt securities.

INVESTS IN: Investment grade municipal debt instruments including: municipal securities, industrial development and private activity bonds and municipal leases.

STRATEGY: Fund Managers base their decisions on the relative attractiveness of different municipal debt instruments which vary depending on the general level of interest rates as well as supply and demand imbalances in the market.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                      LEHMAN
                   INTERMEDIATE      BROTHERS
                    MUNICIPAL        1-10 YEAR
      DATES         BOND FUND          BLEND
          *          $10,000          $10,000
       2000          $10,310          $10,412
       2001          $11,244          $11,327
Total                $31,554          $31,739

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA Intermediate Municipal Bond Fund had a total return of 9.06%. This compares favorably to the Lehman 1-10 Year Blend Index, which posted a total return of 8.75% for the same period.

Several factors contributed to the Fund's benchmark-relative favorable performance for the year. With the exception of April 2001, the portfolio consistently maintained a longer duration than the Index, allowing the Fund to take advantage of the steep yield curve. The portfolio also contained benchmark-relative overweighted positions in areas of the yield curve that performed well. Specifically, within the 4-6 year period the portfolio's exposure was 21.2% compared to the benchmark weight of 18.5% at August 31, 2001. Finally, several of the Fund's holdings, notably in the portfolio's exposure to New York, California, and Hawaii, appreciated

SSgA INTERMEDIATE MUNICIPAL BOND FUND

Period Ended      Growth of      Total
08/31/01          $10,000        Return(+)
--------          -------        ---------
1 Year            $  10,906        9.06%
Inception         $  11,244        9.84%+

LEHMAN BROTHERS 1-10 YEAR BLEND

Period Ended     Growth of       Total
08/31/01         $10,000         Return(+)
--------         -------         -------
1 Year           $  10,875        8.75%
Inception        $  11,327       10.48%+

SEE RELATED NOTES ON FOLLOWING PAGE.

dramatically compared to the overall market. The Fund's average credit quality improved from AA to AA1 during the fiscal year as well.

MARKET AND PORTFOLIO HIGHLIGHTS
The year began with the Federal Reserve opting to leave rates unchanged, while maintaining a tightening bias for the future. The possibility of heightened inflation due to unsustainable economic growth was the primary economic concern. As the year progressed, it became evident that the economy was slowing at a pace that was faster than anticipated. While it seemed that the Federal Reserve Board had achieved its goal of slowing growth via higher interest rates, other uncertainties, such as global oil and natural gas shortages threatened to undermine the economic expansion by hurting both corporate bottom lines and consumer spending.

Despite the unchanged Fed policy in the final months of calendar 2000, the volatility in stocks due to earnings shortfalls and the uncertainty surrounding the presidential election led to a flight to quality and decreased yields across all maturity sectors. At the beginning of calendar 2001, the Federal Reserve surprised the market with an inter-meeting move and lowered the funds rate by 50 basis points. The text that accompanied the initial move cited `further weakening of sales and production, lower consumer confidence, tight conditions in some segments of the financial markets and higher energy prices sapping household and business purchasing power'. On January 31, 2001, the Federal Open Market Committee (FOMC) eased the Fed Funds target another 50 basis points. LIBOR yields also declined across the curve as more easing was anticipated.

While economic releases were mixed through March, much of the data indicated that the economy was continuing to slow. This prompted aggressive action by the Fed, which eased the Funds rate by 50 basis points at each of the March, April and May FOMC meetings. The reasons cited included a decline in capital spending, erosion of profits, weakness abroad and the continuing weakness in the equity markets. The Fed eased an additional 25 basis points at the June 27th meeting and another 25 basis points at the August 21st meeting, bringing the total amount of easing to 300 basis points at the end of the fiscal year.

The municipal market exhibited greater than normal volatility during this period of economic uncertainty. Bond issuance surged throughout the year as a result of several factors. Lower rates have encouraged increased refunding activity, which in turn increases supply. State and local governments saw reductions to their general funds due to lower tax and fee revenues, requiring new bond issuance to fund capital projects. Finally, the power crisis on the West Coast may prompt a surge of new bond issuance in the fourth quarter of 2001 to repay power costs.

TOP TEN ISSUERS
(AS A PERCENT OF TOTAL INVESTMENTS)

                                                  AUGUST 31, 2001
District of Columbia General Obligation                       5.9%
California State General Obligation                           4.3
Florida Intergovernmental Finance Common
  Capital Revenue                                             4.2
Grand River Dam, Oklahoma
  Authority Revenue                                           4.1
Madison, Wisconsin General Obligation                         3.9
Phoenix, Arizona Civic Improvement Corp.
  Water System Revenue                                        3.9
Massachusetts State Development Finance
  Agency Revenue                                              3.9
Milwaukee, Wisconsin Metropolitan Sewer
  District General Obligation                                 3.8
Mecklenburg, North Carolina
  General Obligation                                          3.7
Honolulu, Hawaii City & County
  General Obligation                                          3.4

                                 ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

  * The Intermediate Municipal Bond Fund commenced operations on June 1, 2000. Index comparisons also began June 1, 2000.

** The Lehman Brothers 1-10 Year Blend Index includes bonds in the Lehman Municipal Indexes with effective maturities of 1-12 years.

 +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Intermediate Municipal Bond Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended, and the changes in its net assets and the financial highlights for the fiscal year then ended and for the period June 1, 2000 (commencement of operations) to August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
INTERMEDIATE MUNICIPAL BOND FUND

STATEMENT OF NET ASSETS

                                                                                                                 AUGUST 31, 2001

                                                                                   PRINCIPAL                              MARKET
                                                                                    AMOUNT                DATE            VALUE
                                                                                     (000)     RATE        OF             (000)
                                                                                       $         %      MATURITY            $
                                                                                   ---------   ----     --------         -------
MUNICIPAL BONDS - 97.9%
ARIZONA - 5.7%
Phoenix, Arizona Civic Improvement Corp. Water System Revenue (b)                      500    5.250    07/01/16             541
Salt River Project, Arizona Agricultural Import & Power District Electric
System
  Revenue, Series A (a)                                                                250    6.000    01/01/05             273
                                                                                                                         -------
                                                                                                                            814
                                                                                                                         -------

CALIFORNIA - 6.2%
California State General Obligation                                                    200    5.500    06/01/05             217
California State General Obligation (b)                                                350    5.000    06/01/13             375
Los Angeles, California Water & Power Revenue, Series A-A-1                            250    5.250    07/01/10             278
                                                                                                                         -------
                                                                                                                            870
                                                                                                                         -------

COLORADO - 1.9%
University of Colorado, Enterprise System Revenue, Series A                            250    5.000    06/01/05             266
                                                                                                                         -------

CONNECTICUT - 1.9%
Connecticut State Health & Educational Facilities Authority Revenue, Series D          250    4.750    07/01/10             264
                                                                                                                         -------

DISTRICT OF COLUMBIA - 5.8%
District of Columbia General Obligation, Series B                                      250    5.500    06/01/10             276
District of Columbia General Obligation, Series B (pre-refunded 06/01/04)(a)           500    6.000    06/01/10             549
                                                                                                                         -------
                                                                                                                            825
                                                                                                                         -------

FLORIDA - 6.0%
Florida Intergovernmental Finance Common Capital Revenue, Series A                     550    5.000    05/01/11             582
Pinellas County, Florida Resource Recovery Revenue                                     250    5.125    10/01/04             264
                                                                                                                         -------
                                                                                                                            846
                                                                                                                         -------

GEORGIA - 1.7%
Georgia State Municipal Electric Authority Power Revenue, Series C                     125    5.550    01/01/07             136
Georgia State Municipal Electric Authority Power Revenue, Series C                     100    5.600    01/01/08             110
                                                                                                                         -------
                                                                                                                            246
                                                                                                                         -------

                                       9

                                                                                   PRINCIPAL                              MARKET
                                                                                    AMOUNT                DATE            VALUE
                                                                                     (000)     RATE        OF             (000)
                                                                                       $         %      MATURITY            $
                                                                                   ---------   ----     --------         -------
HAWAII - 3.3%
Honolulu, Hawaii City & County General Obligation, Series A
  (pre-refunded11/01/09)(a)                                                            410    6.000    11/01/09             473
                                                                                                                         -------

ILLINOIS - 1.9%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue
  (pre-refunded 06/15/03)(a)                                                           250    6.500    06/15/22             272
                                                                                                                         -------

MARYLAND - 2.3%
Montgomery County, Maryland Housing Opportunities Community Multifamily
  Revenue, Series B                                                                    305    5.200    07/01/04             319
                                                                                                                         -------

MASSACHUSETTS - 7.8%
Massachusetts State Development Finance Agency Revenue, Series C                       500    5.750    08/01/05             537
Massachusetts State Health & Educational Facilities Authority Revenue, Series C        215    5.000    07/01/08             226
Worcester, Massachusetts General Obligation, Series A (b)                              330    4.000    08/15/09             333
                                                                                                                         -------
                                                                                                                          1,096
                                                                                                                         -------

MINNESOTA - 1.9%
University of Minnesota, Revenue, Series A                                             250    5.500    07/01/06             274
                                                                                                                         -------

MISSOURI - 2.7%
Missouri State Environmental Impact & Energy Resources Authority Water
  Pollution Control Revenue, Series B                                                  350    5.250    07/01/09             383
                                                                                                                         -------

NEVADA - 2.0%
Clark County, Nevada General Obligation                                                250    5.500    07/01/11             276
                                                                                                                         -------

NEW YORK - 6.9%
Elba, New York Central School District General Obligation                              275    5.600    06/15/11             307
New York State Dormitory Authority Revenue, Series G (b)                               275    5.250    08/15/09             303
Newark, New York Central School District General Obligation                            325    5.625    06/15/12             358
                                                                                                                         -------
                                                                                                                            968
                                                                                                                         -------

NORTH CAROLINA - 3.7%
Mecklenburg County, North Carolina General Obligation, Series B                        500    4.400    02/01/08             521
                                                                                                                         -------

                                       10

                                                                                   PRINCIPAL                              MARKET
                                                                                    AMOUNT                DATE            VALUE
                                                                                     (000)     RATE        OF             (000)
                                                                                       $         %      MATURITY            $
                                                                                   ---------   ----     --------         -------
OHIO - 9.4%
Cincinnati, Ohio General Obligation                                                   400    5.125    12/01/05             431
Columbus, Ohio General Obligation, Series 1                                           250    5.500    11/15/13             277
Ohio State General Obligation, Series A                                               300    5.750    06/15/10             336
University of Cincinnati, Ohio General Receipts Revenue Bonds, Series A (b)           250    5.500    06/01/11             279
                                                                                                                        --------
                                                                                                                         1,323
                                                                                                                        --------

OKLAHOMA - 6.7%
Grand River Dam, Oklahoma Authority Revenue (pre-refunded 06/01/07)(a)                500    6.000    06/01/07             565
Oklahoma City, Oklahoma General Obligation                                            360    5.000    07/01/10             384
                                                                                                                        --------
                                                                                                                           949
                                                                                                                        --------

OREGON - 1.5%
Portland, Oregon Community College District General Obligation, Series A              200    5.375    06/01/14             217
                                                                                                                        --------

TENNESSEE - 4.4%
Metropolitan Government Nashville & Davidson Counties, Tennessee
  General Obligation                                                                  200    5.000    11/15/09             215
Shelby County, Tennessee General Obligation, Series A (pre-refunded 06/01/06)(a)      360    5.875    06/01/19             400
                                                                                                                        --------
                                                                                                                           615
                                                                                                                        --------

TEXAS - 6.6%
Aldine, Texas Independent School District General Obligation                          250    5.000    02/15/09             268
Carroll, Texas Independent School District General Obligation                         235    5.000    02/15/08             251
Dallas, Texas Area Rapid Transit Revenue (c)                                          225    5.500    12/01/10             250
San Antonio, Texas Electric & Gas Revenue, Series 2000 (pre-refunded 02/01/06)(a)      45    5.800    02/01/06              49
Tarrant County, Texas Health Facilities Development Corp. Systems Revenue,
  Series A (pre-refunded 09/01/12)(a)(b)                                              100    5.125    09/01/12             107
                                                                                                                        --------
                                                                                                                           925
                                                                                                                        --------

WISCONSIN - 7.6%
Madison, Wisconsin General Obligation, Series A                                       500    5.500    05/01/05             541
Milwaukee, Wisconsin Metropolitan Sewer District General Obligation, Series A         500    6.125    10/01/03             534
                                                                                                                        --------
                                                                                                                         1,075
                                                                                                                        --------

TOTAL MUNICIPAL BONDS (cost $13,249)                                                                                    13,817
                                                                                                                        --------

                                                               AUGUST 31, 2001

                                                                        MARKET
                                                            NUMBER      VALUE
                                                              OF        (000)
                                                            SHARES        $
                                                            ------     -------
SHORT-TERM INVESTMENTS - 0.7%
AIM Tax Free Cash Reserve Money Market                        30           30
Federated Investors Prime Cash Obligation Fund                70           70
                                                                       -------

TOTAL SHORT-TERM INVESTMENTS (cost $100)                                  100
                                                                       -------

TOTAL INVESTMENTS - 98.6% (identified cost $13,349)                    13,917

OTHER ASSETS AND LIABILITIES, NET - 1.4%                                  193
                                                                       -------

 NET ASSETS - 100.0%                                                   14,110
                                                                       =======

(a) Pre-refunded: These bonds are collateralized by U.S. Treasury Securities, which are held in escrow by a trustee and used to pay principal and interest in the tax exempt issue and to retire the bonds in full at the earliest refunding date. The rate is for descriptive purposes; effective yield may vary.

(b) Bond is insured by AMBAC, FGIC or MBIA/BIG.

ABBREVIATIONS:
AMBAC - AMBAC Indemnity Corporation
FGIC - Financial Guaranty Insurance Corporation
MBIA - Municipal Bond Investors Assurance

 See accompanying notes which are an integral part of the financial statements.

                                      AUGUST 31, 2001

QUALITY RATINGS AS A % OF VALUE (Unaudited)*

AAA/Aaa                         59%
AA/Aa                           32
A                                9
                              -----
                               100%
                              =====

ECONOMIC SECTOR EMPHASIS AS A % OF VALUE (Unaudited)

General Obligation                                40%
Education Revenue                                 16
Electricity & Power Revenue                       10
Utility Revenue                                    8
Other Revenue                                      7
University Revenue                                 6
Public Agency Revenue                              4
Industrial Revenue/Pollution Control Revenue       3
Housing Revenue                                    2
Port Revenue                                       2
Transportation Revenue                             2
                                                -----

                                                 100%
                                                =====

 * The Moody's or Standard & Poor's ratings available at August 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at August 31, 2001. Ratings are not covered by the Report of independent accountants.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                           AUGUST 31, 2001
ASSETS
Investments at market (identified cost $13,349)                               $   13,917
Receivables:
  Interest                                                                           157
  From Adviser                                                                        67
Prepaid expenses                                                                       6
                                                                              ----------

     Total assets                                                                 14,147

LIABILITIES
Payables:
  Fund shares redeemed                                         $      2
  Accrued fees to affiliates                                          9
  Other accrued expenses                                             26
                                                               --------

     Total liabilities                                                                37
                                                                              ----------

NET ASSETS                                                                    $   14,110
                                                                              ==========

NET ASSETS CONSIST OF:
Undistributed net investment income                                           $       76
Accumulated net realized gain (loss)                                                 106
Unrealized appreciation (depreciation) on investments                                568
Shares of beneficial interest                                                          1
Additional paid-in capital                                                        13,359
                                                                              ----------

NET ASSETS                                                                    $   14,110
                                                                              ==========

NET ASSET VALUE, offering and redemption price per share:
  ($14,109,541 divided by 1,321,477 shares of $.001 par value
     shares of beneficial interest outstanding)                               $    10.68
                                                                              ==========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Interest                                                                         $      449
  Dividends                                                                                11
                                                                                   ----------

     Total investment income                                                              460

EXPENSES
  Advisory fees                                                     $     30
  Administrative fees                                                     35
  Custodian fees                                                          15
  Distribution fees                                                        7
  Transfer agent fees                                                     20
  Professional fees                                                       16
  Registration fees                                                       31
  Shareholder servicing fees                                               3
  Trustees' fees                                                           8
  Miscellaneous                                                            5
                                                                    ---------

  Expenses before reductions                                             170
  Expense reductions                                                    (104)
                                                                    ---------

     Expenses, net                                                                         66
                                                                                   ----------

Net investment income                                                                     394
                                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                   118
Net change in unrealized appreciation (depreciation) on investments                       390
                                                                                   ----------

Net realized and unrealized gain (loss)                                                   508
                                                                                   ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                              $      902
                                                                                   ==========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                       FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                                         2001             2000*
                                                                       ---------      ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                                $     394      $      109
  Net realized gain (loss)                                                   118              48
  Net change in unrealized appreciation (depreciation)                       390             178
                                                                       ---------      ----------

     Net increase (decrease) in net assets from operations                   902             335
                                                                       ---------      ----------

DISTRIBUTIONS
  From net investment income                                                (427)             --
  From net realized gain                                                     (60)             --
                                                                       ---------      ----------

     Net decrease in net assets from distributions                          (487)             --
                                                                       ---------      ----------

SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions            3,054          10,306
                                                                       ---------      ----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                3,469          10,641

NET ASSETS
  Beginning of period                                                     10,641              --
  End of period (including undistributed net investment income of
     $76 and $109, respectively)
                                                                       ---------      ----------
                                                                       $  14,110      $   10,641
                                                                       =========      ==========

* For the period June 1, 2000 (commencement of operations) to August 31, 2000.

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                            FISCAL YEARS ENDED
                                                                AUGUST 31,
                                                           ---------------------
                                                              2001       2000*
                                                           ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   10.31   $   10.00
                                                           ---------   ---------

INCOME FROM OPERATIONS
  Net investment income (a)                                      .41         .11
  Net realized and unrealized gain (loss)                        .49         .20
                                                           ---------   ---------

     Total income from operations                                .90         .31
                                                           ---------   ---------

DISTRIBUTIONS
  From net investment income                                    (.47)         --
  From net realized gain                                        (.06)         --
                                                           ---------   ---------

     Total distributions                                        (.53)         --
                                                           ---------   ---------

NET ASSET VALUE, END OF PERIOD                             $   10.68   $   10.31
                                                           =========   =========

TOTAL RETURN (%)(b)                                             9.06        3.10

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)                    14,110      10,641

  Ratios to average net assets (%)(c):
     Operating expenses, net (d)                                 .65         .65
     Operating expenses, gross (d)                              1.67        1.68
     Net investment income                                      3.87        4.21

  Portfolio turnover rate (%)                                 135.85      212.18

 *  For the period June 1, 2000 (commencement of operations) to August 31, 2000.
(a) Average month-end shares outstanding were used for this calculation.
(b) The ratio for the period ended August 31, 2000 is not annualized.
(c) The ratios for the period ended August 31, 2000 are annualized.
(d) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Intermediate Municipal Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October3,1987 and operates under a First Amended and Restated Master Trust Agreement, dated October13,1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income from tax-free money market funds is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                    NET
                                                                UNREALIZED
      FEDERAL TAX          UNREALIZED      UNREALIZED         APPRECIATION
          COST            APPRECIATION   (DEPRECIATION)      (DEPRECIATION)
      -----------         ------------   --------------      --------------
    $  13,348,681         $   567,919     $       --          $    567,919

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments, aggregated to $16,441,180 and $13,175,843, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, there were no outstanding securities on loan and no income earned during the year.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2001, was $102,875. As of August 31, 2001, Adviser fee payable has been netted against the receivable due from the Adviser for reimbursed expenses in excess of the expense cap. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $797 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $2,541 by State Street. The Funds did not incur any expenses from Capital Markets, CitiStreet, Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31,2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

    Administration fees                        $    3,338
    Custodian fees                                    944
    Distribution fees                                 697
    Shareholder servicing fees                        290
    Transfer agent fees                             3,263
    Trustees' fees                                     30
                                               ----------
                                               $    8,562
                                               ==========

   BENEFICIAL INTEREST: As of August 31, 2001, two shareholders (one of which is also an affiliate of the Investment Company) were record owners of approximately 60% and 15%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                             FISCAL YEARS ENDED AUGUST 31,
                                              -------------------------------------------------------
                                                          2001                       2000*
                                              -------------------------      ------------------------
                                               SHARES         DOLLARS         SHARES        DOLLARS
                                              --------      -----------      --------     -----------
    Proceeds from shares sold                   1,345       $   14,110        1,446       $  14,466
    Proceeds from reinvestment of
      distributions                                45              462           --              --
    Payments for shares redeemed               (1,100)         (11,518)        (414)         (4,160)
                                               -------      -----------      -------      ----------
    Total net increase (decrease)                 290       $    3,054        1,032       $  10,306
                                               =======      ===========      =======      ==========

   * For the period June 1, 2000 (commencement of operations) to August 31,
     2000.

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expenses on the Statement of Operations include $402 of interest expense paid under the interfund lending program.

7. DIVIDENDS
   On September 4, 2001, the Board of Trustees declared a dividend of $.0842 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

SSgA INTERMEDIATE MUNICIPAL BOND FUND
One International Place, 27th Floor
Boston, Massachusetts 2110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
   Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                              EMERGING MARKETS FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                              EMERGING MARKETS FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     22

   Notes to Financial Statements                            23

   Tax Information                                          30

   Fund Management and Service Providers                    31

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. INVESTMENTS IN EMERGING OR DEVELOPING MARKETS INVOLVE EXPOSURE TO ECONOMIC STRUCTURES THAT ARE GENERALLY LESS DIVERSE AND MATURE, AND TO POLITICAL SYSTEMS WHICH CAN BE EXPECTED TO HAVE LESS STABILITY THAN THOSE OF MORE DEVELOPED COUNTRIES. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA EMERGING MARKETS FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Emerging Markets Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                       /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                          Gustaff V. Fish, Jr.
State Street Global Advisors                SSgA Funds Management, Inc.
Chairman and Chief Executive Officer        President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Brad Aham, CFA, Principal, is the portfolio manager primarily responsible for the investment decisions regarding the SSgA Emerging Markets Fund. In addition to managing portfolios, he performs quantitative and qualitative research on SSgA's emerging markets products. Mr. Aham has traveled throughout Asia and has spoken at conferences and to the media about emerging markets investments. He has been working in the investment management field since he joined the firm in 1993. He holds the Chartered Financial Analyst (CFA) designation and is a Certified Financial Risk Manager. He is a member of AIMR, the Boston Security Analysts Society and the Global Association of Risk Professionals. In addition, he holds an MBA from Boston University and BA degrees from Brandeis University in Mathematics and Economics.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return primarily through capital appreciation.

INVESTS IN: Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing economy or securities market.

STRATEGY: The Fund invests in securities of issuers located in emerging market countries with prospects for sustained macro economic growth. Through the use of proprietary evaluation models, the Fund invests primarily in the S&P/International Finance Corporation Investable ("S&P/IFCI") Index countries. As the S&P/IFCI Index introduces new emerging market countries, the Fund will expand to gain exposure to those countries.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                           S&P/I F C
                                           INVESTABLE
                   EMERGING MARKETS        COMPOSITE
     DATES               FUND               INDEX**
         *             $10,000              $10,000
      1994             $11,450              $10,529
      1995             $10,387               $8,357
      1996             $11,201               $8,881
      1997             $12,895               $9,190
      1998              $7,045               $4,829
      1999             $11,724               $8,173
      2000             $13,019               $8,682
      2001              $9,583               $6,387
Total                  $97,304              $75,028

PERFORMANCE REVIEW

For the fiscal year ended August 31, 2001, the SSgA Emerging Markets Fund lost 26.39%. This return generally aligned with that of the Fund's benchmark, the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Index, which also fell 26.44% over the same period.

MARKET AND PORTFOLIO HIGHLIGHTS

During the past fiscal year, weaker global economies, particularly the United States, slowed down more than expected, and developed markets indices fell. Emerging markets also retreated, after realizing gains of 11.1% in 2000 and 66.4% in 1999. The 26.4% decline in 2001 was broad-based, as 24 of 30 markets in the benchmark experienced losses. The US Federal Reserve initiated the first of an extended series of interest rate cuts on January 3, 2001. However, these easings, combined with similar actions by

SSgA EMERGING MARKETS FUND

     Period Ended          Growth of      Total
       08/31/01             $10,000      Return
----------------------- --------------- ---------
1 Year                  $    7,361      (26.39)%
5 Years                 $    8,556       (3.07)%+
Inception               $    9,583       (0.57)%+

S&P/INTERNATIONAL FINANCE CORPORATION
 INVESTABLE COMPOSITE INDEX

     Period Ended          Growth of      Total
       08/31/01             $10,000      Return
----------------------- --------------- ---------
1 Year                  $    7,356      (26.44)%
5 Years                 $    7,192       (6.38)%+
Inception               $    9,583       (5.80)%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

central banks around the world, failed to alleviate investor concerns.

Latin America outperformed on a relative basis as it declined by only 18% during the fiscal period. The bad news was concentrated in Argentina and Brazil, which fell 34% and 37% respectively. The continuing saga of Argentina's enormous public debt, which currently stands at $130 billion, weighed on the equity market all year. Burdensome interest payments and the threat of default have crippled Argentina's government finances as well as consumer and investor confidence. The country successfully extended the maturities on much of its debt by negotiating a $29 billion debt swap in the second calendar quarter of 2001, but the situation remained precarious. The Fund has been underweight to Argentina throughout the fiscal year. Investor fears about Argentina spilled over to Brazil and dragged down both the Brazilian equity market and its currency. The Brazilian Real's decline of 29% during the period proved even more damaging to Fund returns than the 15% decline in the local stock market. The Fund was overweight to Brazil at the beginning of the year, but moved to an underweight position in light of the region's worsening economic conditions. Mexico, the Fund's largest exposure to Latin America with a 13.7% portfolio weight, outperformed for the year with a loss of only 6%.

Asia was hard hit during the period, as every market in the region posted losses. Taiwan, posting a 45% decline during the period as measured by the S&P/IFCI Taiwan Index, suffered the heaviest losses due to a combination of the global tech slowdown and political struggles domestically. Since December 2000, the Fund benefited by a benchmark-relative underweight exposure to Taiwan. Korea fell 30%, as measured by the S&P/IFCI Korea Index, over the past year as it could not escape the global downturn in tech stocks. China declined 40% this year, as measured by the S&P/IFCI China Index, with the bulk of the loss posted in the past three months. China Mobile, the stock with the highest market capitalization in the country, and the fourth-largest position in the Fund, fell nearly60% this year on a combination of a poor earnings result and the global sell-off of telecom stocks.

Europe, the Middle East, and Africa posted a 22% loss as a region, as measured by the S&P/IFCI EAMA Index, but individual countries had more extreme disparities in performance results. Despite receiving IMF help in the fourth quarter of 2000, Turkey lost an amazing 62% during the fiscal period as both the currency and the local stock market collapsed. The Turkish lira lost 52% over the year, with 30% of the decline occurring in February alone. The Fund has been underweight to Turkey throughout the fiscal year, which has helped performance. The Fund also benefited by an benchmark-relative overweight exposure to Russia, where stocks have gained 32%, as measured by the S&P/IFCI Russia Index, since January after falling late in 2000. The Fund remains overweight to South Africa, a strong performer during the fiscal year. That country's natural resource stocks have done well, leading the market to weather the global downturn with only a 2% loss. Portfolio holdings in Anglo American Platinum and Sasol gained 19% and 37% respectively and provided some relief from losses in other stocks with stronger ties to the 'new economy'.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)         AUGUST 31, 2001
Samsung Electronics                              3.1%
Surgutneftegaz SP - ADR                          3.0
Lukoil Oil Co. - ADR                             2.3
China Mobile (Hong Kong), Ltd.                   1.9
Telefonos de Mexico SA Series L - ADR            1.9
Taiwan Semiconductor Manufacturing Co.,Ltd.      1.7
Westpac Banking Corp. NY                         1.7
Anglo American Platinum Corp., Ltd.              1.5
Petroleo Brasileiro SA                           1.4
SK Telecom Co., Ltd.                             1.2

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 * The Fund commenced operations on March 1, 1994. Index comparison also began on March 1, 1994.

** The S&P/IFC Investable Composite Index is a market capitalization-weighted index of the performance of equity securities listed on the stock exchanges of emerging market countries.

 + Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Emerging Markets Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31,2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
EMERGING MARKETS FUND

STATEMENT OF NET ASSETS

                                               AUGUST 31, 2001

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
COMMON STOCKS - 85.3%
BRAZIL - 3.8%
Brasil Telecom Participacoes
   SA - ADR                                  11,000        321
Centrais Eletricas Brasileiras SA       123,294,400      1,773
Companhia de Bebidas das
   Americas                               7,625,100      1,361
Companhia de Saneamento Basico
   do Estado de Sao Paulo                 7,624,999        503
Companhia Siderurgica
   de Tubarao                             7,300,000         43
Companhia Siderurgica
   Nacional                              31,923,000        448
Embraer Aircraft Corp. - ADR                 30,650        800
Embratel Participacoes SA                77,545,296        357
Petroleo Brasileiro SA Petrobras            146,768      3,330
Petroleo Brasileiro SA
   Petrobras - ADR                           13,170        296
Souza Cruz                                  147,977        663
Tele Celular Sul Participacoes SA       131,684,896        147
Tele Centro Sul Participacoes SA        125,596,200        678
Tele Norte Leste Participacoes SA       191,961,296      1,966
                                                        ------
                                                        12,686
                                                        ------

CHILE - 2.7%
Banco de A. Edwards
   Series A - ADR                            15,553        275
Banco Santiago - ADR                         45,600      1,058
Chile Fund, Inc.                            130,700      1,183
Compania de Telecomunicaciones
   de Chile SA - ADR (a)                    107,050      1,356
Cristalerias de Chile - ADR                   7,500        156
Distribucion y Servicio D&S
   SA - ADR                                  65,230        978
Embotelladora Andina SA
   Series A - ADR                            67,830        923
Enersis SA - ADR                            110,781      1,625
Maderas y Sinteticos SA - ADR                44,600        600
Sociedad Quimica y Minera de
   Chile SA - ADR                            27,350        569
Vina Concha y Toro SA - ADR                   9,300        421
                                                        ------
                                                         9,144
                                                        ------

CHINA - 1.7%
Beijing Datang Power
   Generation Co., Ltd. Class H           1,714,000        577
Beijing Enterprises Holdings, Ltd.          238,000        246
China Merchants Holdings
   International Co., Ltd.                  684,000        434
China Resources Enterprise, Ltd.            496,000        579
China Shipping Development
   Co., Ltd. Class H                        690,000        108
Cosco Pacific, Ltd.                         789,100        417
Guangshen Railway Co., Ltd.               1,858,000        283
Huaneng Power International, Inc.
   Class H                                1,294,000        713
PetroChina Co., Ltd. Class H              9,488,000      1,934
Yanzhou Coal Mining Co., Ltd.
   Series H                                 996,000        300
Zhejiang Expressway Co., Ltd.
   Series H                                 844,000        171
                                                        ------
                                                         5,762
                                                        ------

CZECH REPUBLIC - 0.9%
Ceska Sporitelna AS (a)                      82,049        580
Ceske Energeticke Zavody AS                 227,327        469
Ceske Radiokomunikace AS                     19,870        207
Cesky Telecom AS                             91,828        639
Komercni Banka AS (a)                        19,274        487
Phillip Morris CR AS                          2,877        481
Unipetrol AS (a)                             69,492         93
                                                        ------
                                                         2,956
                                                        ------

HONG KONG - 3.5%
China Everbright - IHD Pacific Ltd.         252,000        147
China Mobile (Hong Kong), Ltd. (a)        2,055,200      6,415

                                       9

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
China Overseas Land & Investment          1,784,000        286
China Petroleum and Chemical Corp.        8,803,000      1,287
China Southern Airlines (a)               1,938,000        516
China Unicom, Ltd. (a)                    1,397,300      1,746
Denway Motors, Ltd. (a)                     344,000         95
Legend Holdings, Ltd.                     1,801,400        855
Shanghai Industrial Holdings, Ltd.          147,000        229
                                                        ------
                                                        11,576
                                                        ------

HUNGARY - 1.0%
Egis Gyogyszergyar                            6,722        282
Gedeon Richter, Ltd. - GDR                    9,302        543
Magyar Olaj Es Gas                           26,082        385
Magyar Tavkozlesi Rt. (Regd)                420,280      1,065
Mol Magyar Olaj-Es
   Gazipari Rt. - GDR                         5,240         77
OTP Bank Rt.                                 17,883        941
                                                        ------
                                                         3,293
                                                        ------

INDIA - 1.4%
Bharat Heavy Electricals, Ltd.               34,200        112
Bharat Petroleum Corp., Ltd.                 36,800        135
Dr. Reddy's Laboratories, Ltd.                5,500        207
Hindustan Lever, Ltd.                       256,000      1,189
Infosys Technologies, Ltd.                    8,300        622
ITC, Ltd.                                    27,400        418
Ranbaxy Laboratories, Ltd.                   25,500        325
Reliance Industries, Ltd.                    96,200        633
The India Fund, Inc. (a)                     95,200        882
Videsh Sanchar Nigam, Ltd.                   50,700        304
                                                        ------
                                                         4,827
                                                        ------

INDONESIA - 1.0%
PT Astra International Tbk (a)            1,503,500        403
PT Bank Central Asia Tbk (a)              1,650,000        214
PT Gudang Garam Tbk                         635,500        875
PT Hanjaya Mandala
   Sampoerna Tbk (a)                        463,000        881
PT Indosat (Persero) Tbk                    339,500        354
PT Telekomunikasi Indonesia               1,905,000        634
                                                        ------
                                                         3,361
                                                        ------

ISRAEL - 1.1%
Bank Hapoalim, Ltd.                         174,305        397
Bank Leumi Le-Israel                        142,831        287
Bezeq Israeli Telecommunication
   Corp., Ltd. (a)                          167,134        233
Check Point Software
   Technologies, Ltd. (a)                     1,385         44
Elbit Systems, Ltd.                          15,357        248
Formula Systems (1985), Ltd.                  2,340         38
IDB Holding Corp., Ltd.                       5,467        135
Israel Chemicals, Ltd.                      237,015        238
Israel Corp., Ltd.                            1,182        131
Israel Corp., Ltd. (a)                          431         40
Israel Corp., Ltd. 2005 Warrants (a)             86          1
Koor Industries, Ltd.                         2,042         66
Leumi Insurance Holdings                     59,647         65
Mashov Computers, Ltd. (a)                    6,520          3
Osem Investment, Ltd.                        17,266        127
Supersol, Ltd.                               14,261         54
Teva Pharmaceutical Industries, Ltd.         13,693        955
Teva Pharmaceutical Industries,
   Ltd. - ADR                                 7,705        548
                                                        ------
                                                         3,610
                                                        ------

MALAYSIA - 5.5%
AMMB Holdings Berhad                        542,000        485
Commerce Asset-Holding Berhad               383,000        786
Gamuda Berhad                               810,000        912
Genting Berhad                              382,000      1,056
IOI Corporated Berhad                       781,000        752
Kuala Lumpur Kepong                         505,000        724
Malakoff Berhad                             223,000        558
Malayan Banking Berhad                      530,000      1,715
Malaysian International Shipping
   Corp. Berhad (Alien Market)              194,000        365

                                       10

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
Malaysian Pacific                           118,000        425
Nestle Berhad                                86,000        464
Oriental Holdings Berhad                    712,000        690
Petronas Gas Berhad                         832,000      1,347
Public Bank Berhad (Alien Market)           734,500        564
Resorts World Berhad                        362,000        634
Rothmans of Pall Mall
   (Malaysia) Berhad                        144,000      1,326
Sime Darby Berhad                         1,289,000      1,615
Tanjong PLC                                 470,000        915
Telekom Malaysia Berhad                     383,000      1,078
Tenaga Nasional Berhad                      462,000      1,313
YTL Corp. Berhad                            532,600        603
                                                        ------
                                                        18,327
                                                        ------
MEXICO - 13.7%
Alfa SA de CV Class A                       653,662        880
America Movil SA de CV                    1,507,800      1,274
America Movil SA de CV - ADR                150,950      2,542
Apasco SA de CV                             132,000        674
Carso Global Telecom
   Series A1 (a)                          1,276,996      2,795
Cemex SA de CV                              438,931      2,250
Cemex SA de CV - ADR                         71,810      1,849
Cemex SA de CV
   2002 Warrants (a)                         43,000         20
Coca-Cola Femsa SA - ADR                     35,000        767
Compania Cervecerias Unidas
   SA - ADR                                  34,750        770
Controladora Comercial
   Mexicana SA de CV Units                  587,000        520
Corporacion Interamericana de
   Entretenimiento SA Series B (a)          100,000        331
Empresa Nacional de
   Electricidad SA - ADR                    108,950      1,168
Empresas ICA Sociedad
   Controladora SA de CV (a)              1,784,000        688
Fomento Economico Mexicano
   SA de CV                                 174,000        680
Fomento Economico Mexicano
   SA de CV Series B - ADR                    7,258        283
Grupo Aeroportuario del Sureste
   SA de CV - ADR (a)                        47,591        785
Grupo Carso Series A1 (a)                   162,000        465
Grupo Continental SA Series CP              725,000      1,102
Grupo Elektra SA                            524,000        438
Grupo Embotellador de Mexico                431,926        408
Grupo Financiero Banorte
   SA de CV (a)                             482,000        966
Grupo Financiero BBVA Bancomer
   SA de CV Series O (a)                  3,870,000      3,254
Grupo Financiero Inbursa SA de
   CV Class O (a)                           280,000      1,083
Grupo Gigante SA (a)                        590,930        873
Grupo Iusacell SA de CV - ADR
   New (a)                                   21,037         88
Grupo Modelo SA de CV Series C              522,000      1,247
Grupo Sanborns SA Series B (a)              488,000        700
Grupo Televisa SA (a)                       396,000        726
Grupo Television SA de
   CV - GDR (a)                              28,331      1,034
Nuevo Grupo Mexico SA Series B              546,108      1,100
Organizacion Soriana SA de CV
   Series B                                 430,000      1,032
Telefonos de Mexico SA Series L           1,133,800      2,068
Telefonos de Mexico SA
   Series L - ADR                           172,850      6,302
TV Azteca SA de CV                        1,240,000        477
Vitro SA de CV                              570,000        576
Wal-Mart de Mexico SA de CV
   Series V                               1,483,661      3,594
                                                        ------
                                                        45,809
                                                        ------

POLAND - 0.7%
Bank Polska Kasa Opieki Grupa
   Pekao SA (a)                              24,045        381
Bank Zachodni WBK SA (a)                     25,592        220
BRE Bank SA                                   8,055        182
Elektrim Spolka Akcyjna SA (a)               39,420        191

                                       11

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
Polski Koncern Naftowy Orlen SA              97,095        408
Powszechny Bank Kredytowy                     7,825        152
Prokom Software SA                            6,695        133
Telekomunikacja Polska SA                   218,630        668
                                                        ------
                                                         2,335
                                                        ------

RUSSIA - 7.1%
Lukoil Oil Co. - ADR                        172,429      7,589
Mobile Telesystems - ADR (a)                 17,955        468
Norilsk Nickel - ADR (a)                    210,700      2,913
OAO Gazprom - ADR (a)                        48,784        481
Surgutneftegaz SP - ADR                     774,093     10,113
Unified Energy Systems - ADR                  4,345         47
Unified Energy Systems - GDR                107,575      1,163
YUKOS - ADR                                  15,775        862
                                                        ------
                                                        23,636
                                                        ------

SOUTH AFRICA - 14.1%
AECI, Ltd.                                  389,602        772
Amalgamated Banks of
   South Africa                             463,432      2,143
Anglo American Platinum
   Corp., Ltd.                              133,300      5,137
Anglo American PLC                           51,982        750
AngloGold, Ltd.                              42,442      1,495
Anglovaal Industries, Ltd.                  367,486        479
Barlow, Ltd.                                 59,000        408
Bidvest Group, Ltd.                         104,503        594
BOE, Ltd.                                 1,932,000      1,031
Driefontein Consolidated                    337,400      1,448
Ellerine Holdings, Ltd.                     173,000        472
FirstRand, Ltd.                           2,556,886      2,587
Gencor, Ltd.                                320,700      1,183
Impala Platinum Holdings, Ltd.               39,100      1,697
Imperial Holdings, Ltd. (a)                 168,862      1,382
Investec Group, Ltd.                         29,500        700
Iscor, Ltd. (a)                             377,455      1,312
Johnnies Industrial Corp., Ltd.             103,448        626
Liberty Life Association of Africa          124,900        841
M-Cell, Ltd.                                353,102        611
Murray & Roberts Holdings, Ltd. (a)         911,500        811
Nedcor, Ltd.                                148,480      2,592
Persetel Holdings, Ltd.                     341,800        460
Profurn, Ltd.                             1,467,800         96
Rembrandt Group, Ltd.                       457,494        960
Remgro, Ltd.                                312,094      2,210
RMB Holdings, Ltd.                          384,700        575
Sanlam, Ltd.                              2,416,370      3,066
Sappi, Ltd.                                 217,132      2,184
Sasol, Ltd.                                 441,346      4,093
Standard Bank Investment
   Corp., Ltd.                              784,185      3,176
Tiger Oats, Ltd.                             50,300        367
Tongaat-Hulett Group, Ltd.                  140,719        797
                                                        ------
                                                        47,055
                                                        ------

SOUTH KOREA - 16.2%
Cheil Communications, Inc.                    7,030        537
Cheil Jedang Corp.                           16,450        495
Daeduck Electronics Co., Ltd.                60,060        461
Good Morning Securities Co. (a)             309,720      1,005
Halla Climate Control Co.                     8,730        224
Hana Bank                                    99,930        758
Hankook Tire Co., Ltd.                      120,340        229
Housing & Commercial
   Bank, Korea                               74,092      1,645
Humax Co., Ltd.                              29,980        443
Hyosung T&C Co.                              40,150        416
Hyundai Department
   Store Co., Ltd.                           42,070        502
Hyundai Heavy Industries Co., Ltd.           32,790        592
Hyundai Motor Co., Ltd.                     188,120      3,133
Hyundai Securities Co.                       60,350        350
Kia Motors (a)                              112,930        752
Kookmin Bank                                198,850      2,674
Korea Electric Power Corp.                  161,180      2,854
Korea Telecom Corp.                          36,910      1,472

                                       12

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
Korea Telecom Corp. - ADR                   113,930      2,369
Korea Telecom Freetel (a)                    56,859      1,467
Korean Air (a)                               26,945        136
LG Cable & Machinery, Ltd.                   25,700        334
LG Chemical, Ltd. (a)                        42,690        534
LG Electronics, Inc.                         51,070        515
LG Securities                                54,240        350
Nong Shim Co., Ltd.                          14,363        584
Pacific Corp.                                15,880      1,018
Pohang Iron & Steel Co., Ltd.                39,200      2,774
S-Oil Corp.                                  41,440      1,272
Samsung Corp.                               150,900        757
Samsung Display Devices Co.                  29,950      1,241
Samsung Electro-Mechanics Co.                29,780        844
Samsung Electronics                          69,261     10,288
Samsung Fire & Marine Insurance              44,527      1,309
Samsung Heavy Industries (a)                130,482        388
Samsung Securities Co., Ltd.                 70,040      1,763
Shin Han Bank                               150,530      1,471
Shinsegae Department Store Co.               13,127        924
Sindo Ricoh Co.                              12,121        364
SK Corp.                                     67,730        688
SK Global                                    29,172        164
SK Telecom Co., Ltd.                         23,350      4,108
                                                        ------
                                                        54,204
                                                        ------

TAIWAN - 8.1%
Acer, Inc.                                  648,702        284
Advanced Semiconductor
   Engineering, Inc. - GDR (a)              306,570        170
Asia Cement Corp.                           739,529        245
Asustek Computer, Inc.                      391,122      1,427
Cathay Life Insurance                     1,095,733      1,304
Chang Hwa Bank                              213,004         89
China Development
   Industrial Bank (a)                    1,150,830        793
China Steel Corp.                         2,020,426        720
Chinatrust Commercial Bank                1,413,452        946
CMC Magnetics Corp.                         355,750        274
Compal Electronics, Inc.                    558,025        507
Delta Electronics, Inc.                     269,500        398
Ensure Co., Ltd. (a)                         83,054          5
Evergreen Marine Corp. (a)                  535,302        267
Far Eastern Department Stores, Ltd.         819,862        167
Far Eastern Textile Co., Ltd.               541,827        231
First Commercial Bank                       358,050        194
Formosa Chemicals & Fibre Corp.           1,577,494      1,119
Formosa Plastics Corp.                      943,230        997
Formosa Taffeta Co.                          44,254         13
Fubon Insurance Co.                         299,574        298
Hon Hai Precision Industry Co.              370,752      1,433
Hua Nan Bank                                419,355        230
International Bank of Taipei                 24,697          8
International Commercial
   Bank of China                            592,295        338
Inventec Co., Ltd.                           39,568         25
Lite-On Electronics, Inc.                   256,282        112
Macronix International Co., Ltd. (a)        530,721        377
Mosel Vitelic, Inc. (a)                     794,640        261
Nan Ya Plastic Corp.                      1,124,213        863
Pacific Electrical Wire & Cable (a)         712,009        166
President Chain Store Corp.                 192,150        420
Quanta Computer, Inc.                       428,250        955
Ritek, Inc.                                 300,440        329
Taiwan Cement Corp.                         178,651         48
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a)            3,149,366      5,837
Tatung Co., Ltd.                            843,565        182
Teco Electric &
   Machinery Co., Ltd.                      401,000        137
United Microelectronics Corp. (a)         2,534,692      2,922
Via Technologies, Inc.                       87,000        423
Walsin Lihwa Corp.                        1,246,785        320
Winbond Electronics Corp.                   716,510        376
Yageo Corp. (a)                             676,564        496
Yulon Motor Co., Ltd.                       680,150        301
                                                        ------
                                                        27,007
                                                        ------
                                       13

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
THAILAND - 1.6%
Advanced Info Service Public
   Co., Ltd. (Alien Market)                 111,000      1,309
Bangkok Bank Public Co., Ltd.
   (Alien Market) (a)                       260,000        286
BEC World Public Co., Ltd.
   (Alien Market)                            97,600        585
Delta Electronics Public Co., Ltd.           98,590        497
Electricity Generating Public
   Co., Ltd. (Alien Market)                 225,392        222
Hana Microelectronics Public
   Co., Ltd.                                 51,300         83
PTT Exploration and Production
   Public Co., Ltd.                         253,340        673
Shin Corporations Public Co., Ltd.
   (Alien Market) (a)                        86,100        395
Siam Cement Public Co., Ltd.
   (Alien Market) (a)                        40,300        549
Siam City Cement Public Co., Ltd.
   (Alien Market)                           135,719        446
Siam Makro Public Co., Ltd.
   (Alien Market)                           116,700        118
TelecomAsia Public Co., Ltd.
   (Alien Market) (a)                       498,800        178
                                                      --------
                                                         5,341
                                                      --------
TURKEY - 0.6%
Akansa Cimento AS                        28,661,000        142
Akbank T.A.S.                           116,131,200        254
Arcelik AS                               20,549,000        130
Haci Omer Sabanci Holding AS            104,099,000        362
Tofas Turk Otomobil
   Fabrikasi AS (a)                      26,005,000        237
Tupras - Turkiye Petrol
   Rafinerileri AS                        8,764,000        205
Turkcell Iletisim
   Hizmetleri AS (a)                     14,767,000         53
Turkiye Garanti
   Bankasi AS (a)                       156,579,808        234
Vestel Elektronik Sanayi
   ve Ticaret AS (a)                     87,041,000        160
Yapi ve Kredi Bankasi AS (a)            137,298,000        311
                                                      --------
                                                         2,088
                                                      --------
UNITED KINGDOM - 0.2%
Dimension Data
   Holdings PLC (a)                         225,340        374
Old Mutual PLC                              196,200        396
                                                      --------
                                                           770
                                                      --------
UNITED STATES - 0.0%
Comverse Technology, Inc. (a)                 1,517         38
                                                      --------

VENEZUELA - 0.4%
Banco Provincial SA                         222,000        160
Companhia Anonima Nacional
   Telefonos de Venezuela - ADR              32,000        822
Corp. Industrial de Energia               1,536,172         16
Venezolana de
   Cementos S.A.C.A.                        851,582        225
                                                      --------
                                                         1,223
                                                      --------
TOTAL COMMON STOCKS
(cost $328,271)                                        285,048
                                                      --------
PREFERRED STOCKS - 6.2%
BRAZIL - 5.7%
Banco Bradesco SA                       265,533,152      1,203
Banco do Brasil SA                       93,434,712        410
Banco Itau SA                            30,379,400      2,101
Brasil Telecom SA                        68,631,664        272
CIA Energetica De
   Minas Gerais                          74,613,240        814
Companhia Brasileira de
   Distribuicao Grupo Pao
   de Acucar                             16,127,600        314
Companhia de Bebidas
   das Americas                           4,921,700        935

                                       14

                                                        MARKET
                                           NUMBER       VALUE
                                             OF         (000)
                                           SHARES         $
                                         ----------     ------
Companhia Paranaense de
   Energia - Copel Class B               35,574,000        257
Companhia Vale Do Rio
   Doce - ADR                                17,400        350
Companhia Vale Do Rio Doce
   Series A                                 106,165      2,146
Copene-Petroquimica do
   Nordestse Series A (Regd)              1,695,541        293
Duratex SA                               15,754,200        264
Embratel Participacoes SA - ADR              50,440        204
Gerdau SA                                83,620,096        544
Itausa Investimentos Itau SA                699,312        534
Petrobras Distribuidora                  23,408,200        286
Petroleo Brasileiro SA                      212,350      4,602
Tele Centro Oeste Celular
   Participacoes SA - ADR                    49,550        302
Tele Nordeste Celular
   Participacoes SA - ADR                    11,400        262
Tele Norte Leste
   Participacoes SA - ADR                    33,736        368
Telecomunicacoes de
   Minas Gerais Class B                   8,313,500        409
Telemig Celular
   Participacoes SA                     272,924,768        373
Uniao de Bancos
   Brasileiros SA                        31,675,272        599
Uniao de Bancos
   Brasileiros SA (Units)                14,785,800        588
Usinas Siderurgicas de
   Minas Gerais SA                          128,900        289
Votorantim Celulose e
   Papel SA - ADR                        14,214,000        417
                                                      --------
                                                        19,136
                                                      --------

SOUTH AFRICA - 0.0%
Mobile Industries, Ltd. (conv.) (a)           4,083          1
                                                      --------
SOUTH KOREA - 0.4%
Hyundai Motor Co., Ltd.                      62,500        391
Samsung Electronic, Ltd.                     15,630        978
                                                      --------
                                                         1,369
                                                      --------
THAILAND - 0.1%
Siam Commercial Bank Public
   Co., Ltd. (a)                            731,500        336
                                                      --------
TOTAL PREFERRED STOCKS
(cost $25,391)                                          20,842
                                                      --------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
                                              $
                                          ---------
SHORT-TERM INVESTMENTS - 9.2%
UNITED STATES - 9.2%
AIM Short-Term Investment
   Prime Portfolio Class A                    6,172      6,172
Chase Manhattan Corp. (b)(c)
   3.875% due 01/29/02                        2,000      2,003
Citicorp (b)(c)
   3.685% due 08/13/02                        3,000      3,004
Federated Investors Prime Cash
   Obligation Fund                            6,742      6,743
Wells Fargo Co. (b)(c)
   3.800% due 04/26/02                        3,500      3,505
Westpac Banking Corp. (b)(c)
   3.860% due 09/13/01                        3,500      3,500
Westpac Banking Corp. (b)(c)
   3.760% due 10/05/01                        5,800      5,800
                                                      --------
TOTAL SHORT-TERM INVESTMENTS
(cost $30,724)                                          30,727
                                                      --------

                                       15

                                                       MARKET
                                                       VALUE
                                                       (000)
                                                         $
                                                      --------
TOTAL INVESTMENTS - 100.7%
(identified cost $384,386)                             336,617

OTHER ASSETS AND LIABILITIES,
NET - (0.7%)                                            (2,400)
                                                      --------

NET ASSETS - 100.0%                                    334,217
                                                      ========

                                                   UNREALIZED
                                       NUMBER     APPRECIATION
                                         OF      (DEPRECIATION)
FUTURES CONTRACTS                    CONTRACTS       (000)
                                     ---------   -------------
MSCI Taiwan Index
  Futures Contracts
  expiration date 09/01                   310      $       169
                                                   -----------

Total Unrealized Appreciation
   (Depreciation) on Open Futures
   Contracts Purchased (d)                        $        169
                                                   ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                  UNREALIZED
  CONTRACTS TO       IN EXCHANGE                 APPRECIATION
    DELIVER              FOR       SETTLEMENT   (DEPRECIATION)
     (000)              (000)         DATE           (000)
  ------------       -----------   ----------   --------------
KRW  9,476,335       USD    7,340    11/23/01      $      (49)
MXN     31,990       USD    3,447    11/23/01              40
USD      1,541       ZAR   13,076    11/23/01             (13)
ZAR     13,078       USD    1,553    11/23/01              24
                                                 ------------
                                                   $        2
                                                 ============

(a)  Nonincome-producing security.
(b)  Adjustable or floating rate security.
(c) Held as collateral in connection with equity swap agreements held by the Fund.
(d) Foreign currency balances totalling $916,930 were pledged to cover initial margin requirements for open futures contracts.

ABBREVIATIONS:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

FOREIGN CURRENCY ABBREVIATIONS:
KRW - South Korean won
MXN - Mexican peso
USD - United States dollar
ZAR - South African rand

 See accompanying notes which are an integral part of the financial statements.

                                                      MARKET
                                         % OF         VALUE
INDUSTRY DIVERSIFICATION                  NET         (000)
(UNAUDITED)                             ASSETS          $
                                       --------     ---------
Consumer Discretionary                     6.9%        23,153
Consumer Staples                           9.3         31,105
Energy                                    11.9         39,664
Financials                                16.6         55,611
Health Care                                0.8          2,577
Industrials                                5.9         19,690
Information Technology                    10.7         35,644
Materials                                 10.2         34,094
Producer Durables                          0.1            364
Telecommunication Services                12.9         43,083
Utilities                                  4.3         14,418
Miscellaneous                              1.9          6,487
Short-Term Investments                     9.2         30,727
                                       --------     ---------
Total Investments                        100.7        336,617
Other Assets and Liabilities, Net         (0.7)        (2,400)
                                       --------     ---------

NET ASSETS                               100.0%       334,217
                                       ========     =========

                                                      MARKET
                                         % OF         VALUE
GEOGRAPHIC DIVERSIFICATION                NET         (000)
(UNAUDITED)                             ASSETS          $
                                       --------     ---------
Africa                                    14.1%        47,056
Europe                                     9.7         32,220
Latin America                             26.3         87,998
Middle East                                3.1         10,525
Pacific Basin                             38.1        127,283
Other                                      0.2            808
Short-Term Investments                     9.2         30,727
                                       --------     ---------
Total Investments                        100.7        336,617
Other Assets and Liabilities, Net         (0.7)        (2,400)
                                       --------     ---------

NET ASSETS                               100.0%       334,217
                                       ========     =========

 See accompanying notes which are an integral part of the financial statements.

EQUITY SWAPS
                                                          NOTIONAL                                             UNREALIZED
                                                           AMOUNT                                             APPRECIATION
                                        COUNTER             (000)                             TERMINATION    (DEPRECIATION)
         UNDERLYING SECURITY             PARTY                $          FLOATING RATE           DATE            (000)
         -------------------            -------          ----------      -------------        -----------    --------------

IFC Emerging Markets Investable                                        3 Month USD LIBOR-
   Total Return Chile Index           Bear Stearns           3,745     BBA minus 1.50%          04/01/02       $       (35)

IFC Emerging Markets Investable                                        3 Month USD LIBOR-
   Total Return India Index           Morgan Stanley         2,809     BBA minus 2.00%          08/27/02               (20)

S&P Emerging Markets Global                                            3 Month USD LIBOR-
   Total Return Mexico Index          Merrill Lynch          2,000     BBA minus 2.50%          02/07/02               (97)

IFC Emerging Markets Investable                                        3 Month USD LIBOR-
   Total Return Russia Index          Lehman Brothers        2,000     BBA minus 3.00%          06/26/02              (228)

                                                                       3 Month USD LIBOR-
Samsung Electronics                   Merrill Lynch          3,023     BBA minus 9.00%          10/09/01               402

                                                                       3 Month USD LIBOR-
MSCI Taiwan Index                     Merrill Lynch          2,970     BBA minus 3.00%          08/06/02                 8
                                                                                                              ------------
                                                                                                               $        30
                                                                                                              ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                            AUGUST 31, 2001

ASSETS
Investments at market (including securities on loan of $14,570), (identified cost $384,386)                $      336,617
Cash                                                                                                                  917
Foreign currency holdings (identified cost $1,963)                                                                  1,956
Unrealized appreciation on forward foreign currency exchange contracts                                                 64
Receivables:
   Dividends and interest                                                                                             926
   Investments sold                                                                                                 3,106
   Fund shares sold                                                                                                   519
Prepaid expenses                                                                                                       36
Short-term investments held as collateral for securities loaned, at market                                         15,636
Unrealized appreciation on equity swap contracts                                                                      410
                                                                                                            -------------
   Total assets                                                                                                   360,187

LIABILITIES
Payables:
   Investments purchased                                                                    $   4,072
   Fund shares redeemed                                                                         5,449
   Accrued fees to affiliates                                                                     319
   Other accrued expenses                                                                          30
   Daily variation margin on futures contracts                                                     22
Unrealized depreciation on forward foreign currency exchange contracts                             62
Payable upon return of securities loaned, at market                                            15,636
Unrealized depreciation on equity swap contracts                                                  380
                                                                                            ---------

Total liabilities                                                                                                  25,970
                                                                                                            -------------

NET ASSETS                                                                                                 $      334,217
                                                                                                            =============

NET ASSETS CONSIST OF:
Accumulated distributions in excess of net investment income                                               $       (1,233)
Accumulated net realized gain (loss)                                                                              (31,373)
Unrealized appreciation (depreciation) on:
   Investments                                                                                                    (47,769)
   Futures contracts                                                                                                  169
   Equity swap contracts                                                                                               30
   Foreign currency-related transactions                                                                              (74)
Shares of beneficial interest                                                                                          40
Additional paid-in capital                                                                                        414,427
                                                                                                            -------------

NET ASSETS                                                                                                 $      334,217
                                                                                                            =============

NET ASSET VALUE, offering and redemption price per share:
   ($334,217,108 divided by 40,217,466 shares of $.001 par value
      shares of beneficial interest outstanding)                                                           $         8.31
                                                                                                            =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                                            FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $974)                                                            $      8,603
Interest                                                                                                              669
Securities Lending Income                                                                                             185
                                                                                                             ------------
Total investment income                                                                                             9,457


EXPENSES
   Advisory fees                                                                            $   2,601
   Administrative fees                                                                            275
   Custodian fees                                                                               1,146
   Distribution fees                                                                              586
   Transfer agent fees                                                                             79
   Professional fees                                                                               40
   Registration fees                                                                               76
   Shareholder servicing fees.                                                                    259
   Trustees' fees                                                                                  12
   Miscellaneous                                                                                   27
                                                                                            ---------
   Expenses before reductions                                                                   5,101
   Expense reductions                                                                            (767)
                                                                                            ---------

      Expenses, net                                                                                                 4,334
                                                                                                             ------------

Net investment income                                                                                               5,123
                                                                                                             ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments                                                                                (20,164)
   Futures contracts                                                                           (4,465)
   Equity swap contracts                                                                       (2,698)
   Foreign currency-related transactions                                                       (2,762)            (30,089)
                                                                                            ---------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                                (84,136)
   Futures contracts                                                                              943
   Equity swap contracts                                                                         (106)
   Foreign currency-related transactions                                                          431             (82,868)
                                                                                            ---------        -------------

Net realized and unrealized gain (loss)                                                                          (112,957)
                                                                                                             -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                        $   (107,834)
                                                                                                             =============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                                FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                                 2001             2000
                                                                                             -----------       -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income                                                                    $      5,123     $      3,356
   Net realized gain (loss)                                                                      (30,089)          19,558
   Net change in unrealized appreciation (depreciation)                                          (82,868)          16,046
                                                                                             -----------       -----------
      Net increase (decrease) in net assets from operations                                     (107,834)          38,960
                                                                                             -----------       -----------
DISTRIBUTIONS
   From net investment income                                                                     (2,275)          (7,555)
                                                                                             -----------       -----------
SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions                                  48,400           28,866
                                                                                             -----------       -----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                                      (61,709)          60,271

NET ASSETS
   Beginning of period                                                                           395,926          335,655
                                                                                             -----------       -----------
   End of period (including accumulated distributions in excess of
      net investment income of $1,233 and $65, respectively)                                $    334,217     $    395,926
                                                                                             ===========       ===========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                FISCAL YEARS ENDED AUGUST 31,
                                                                 -------------------------------------------------------------
                                                                        2001       2000       1999        1998      1997
                                                                 -------------  ----------  ---------   ---------  --------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     11.37   $   10.47   $   6.52    $  12.33   $  10.87
                                                                 -------------  ----------  ---------   ---------  --------
INCOME FROM OPERATIONS
         Net investment income (a)                                        .14         .09        .15         .18        .12
         Net realized and unrealized gain (loss)                        (3.13)       1.04       4.07       (5.58)      1.51
                                                                 -------------  ----------  ---------   ---------  --------
           Total income from operations                                 (2.99)       1.13       4.22       (5.40)      1.63
                                                                 -------------  ----------  ---------   ---------  --------
DISTRIBUTIONS
         From net investment income                                      (.07)       (.23)      (.27)       (.15)      (.11)
         From net realized gain                                            --          --         --        (.26)      (.06)
                                                                 -------------  ----------  ---------   ---------  --------
           Total distributions                                           (.07)       (.23)      (.27)       (.41)      (.17)
                                                                 -------------  ----------  ---------   ---------  --------
NET ASSET VALUE, END OF PERIOD                                    $      8.31   $   11.37   $  10.47    $   6.52   $  12.33
                                                                 =============  ==========  =========   =========  ========

TOTAL RETURN (%)                                                       (26.39)      11.05      66.41      (45.36)     15.12

RATIOS/SUPPLEMENTAL DATA:
         Net Assets, end of period (in thousands)                     334,217     395,926    335,655     206,370    252,708

         Ratios to average net assets (%):
           Operating expenses, net (b)                                   1.25        1.25       1.25        1.25       1.25
           Operating expenses, gross (b)                                 1.47        1.38       1.34        1.38       1.51
           Net investment income                                         1.48         .89       1.78        1.85       1.07

         Portfolio turnover rate (%)                                    49.97       55.62      39.64       38.94      15.00

(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Emerging Markets Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Futures contracts are valued on the basis of the last sale price. Equity contract swaps are valued on the basis of the daily closing value of the underlying securities. Investments in other mutual funds are valued at the net asset value per share.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $3,182,831 which may be applied against any realized net taxable gains in each year or until its expiration date of August 31, 2007. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $26,531,257 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                               NET
                                                               UNREALIZED
            FEDERAL TAX      UNREALIZED     UNREALIZED         APPRECIATION
            COST             APPRECIATION   (DEPRECIATION)     (DEPRECIATION)
            -----------      ------------   --------------     --------------
            $ 386,807,293    $ 23,781,413     $ (73,971,922)   $ (50,190,509)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

  (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

  (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates. It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions. Open forward currency exchange contracts at August 31, 2001 are presented in the accompanying Statement of Net Assets.

   FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

   EQUITY SWAPS: The Fund has entered into several equity swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount and an agreed upon rate (e.g. the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain
   (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain (loss). Amounts paid to and received from the swap counterparties representing capital appreciation and depreciation on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit risk in the event of non-performance by the swap counterparties; however, the Fund does not anticipate nonperformance by the counterparties. The Fund has segregated certain short-term investments (identified in the accompanying Statement of Net Assets) as collateral for the notional amount under the equity swap agreements.

   INVESTMENT IN EMERGING MARKETS: Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $208,490,047 and $159,758,224, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $14,569,547 and $15,635,766, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.25% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2001, was $759,970. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $6,892 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space equipment and all necessary office and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion - .07%; over $1 billion - .05%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the

   Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $86,473, $2,465 and $29,081 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

    Advisory fees                        $    154,560
    Administration fees                        19,437
    Custodian fees                              6,198
    Distribution fees                          36,003
    Shareholder servicing fees                 83,025
    Transfer agent fees                        17,027
    Trustees' fees                              2,216
                                         ------------
                                         $    318,466
                                         ============

   BENEFICIAL INTEREST: As of August 31,2001, two shareholders were record owners of approximately 29 and 13% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                               FISCAL YEARS ENDED AUGUST 31,
                                              -------------------------------------------------------------
                                                          2001                               2000
                                              -----------------------------     ---------------------------
                                                 SHARES             DOLLARS          SHARES         DOLLARS
                                              -------------   -------------    ------------     -----------
   Proceeds from shares sold                        33,084       $  308,757          40,913     $   479,583
   Proceeds from reinvestment of
   distributions                                       207            1,942             642           6,594
   Payments for shares redeemed                    (27,894)        (262,299)        (38,779)       (457,311)
                                              -------------   -------------    ------------     -----------
   Total net increase (decrease)                     5,397       $   48,400           2,776     $    28,866
                                              =============   =============    ============     ===========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid foreign taxes of $973,552 and recognized $8,256,467 of foreign source income during the taxable year ended August 31, 2001. Pursuant to
   Section 853 of the Internal Revenue Code, the Fund designates $.0242 per share of foreign taxes paid and $.2053 of gross income earned from foreign sources in the taxable year ended August 31, 2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA EMERGING MARKETS FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327
--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                           TUCKERMAN ACTIVE REIT FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                           TUCKERMAN ACTIVE REIT FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                        4

   Portfolio Management Discussion and Analysis             6

   Report of Independent Accountants                        8

   Financial Statements                                     9

   Financial Highlights                                    13

   Notes to Financial Statements                           14

   Fund Management and Service Providers                   19

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA TUCKERMAN ACTIVE REIT FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Tuckerman Active REIT Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                       /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                          Gustaff V. Fish, Jr.
State Street Global Advisors                SSgA Funds Management, Inc.
Chairman and Chief Executive Officer        President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]            [PHOTO OF GUSTAFF V.FISH, JR.]

Timothy B. Harbert                       Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer     President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Arthur J. Hurley, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Tuckerman Active REIT Fund. His is also a Portfolio Manager and Senior Equity Analyst for the Tuckerman Group. Prior to his current responsibilities, Mr. Hurley was an Equity Analyst, specializing in Real Estate Investment Trusts, for the Tuckerman Group. He is also in charge of the creation and modification of model REIT portfolios. Before joining the Tuckerman Group, he worked for SSgA's Active Fixed Income Group where he managed portfolios, traded fixed income instruments, and conducted credit analyses. Mr. Hurley graduated cum laude from the University of Massachusetts/Dartmouth with a BA in Finance. He holds the Chartered Financial Analyst designation, and is a member of the Association of Investment Management and Research (AIMR) and the Boston Security Analysts Society.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide income and capital growth by investing primarily in publicly traded securities of real estate companies.

INVESTS IN: Real Estate Investment Trust (REIT) securities, primarily from those securities in the Wilshire REIT Index and across different types and regions based on the fundamental research of the Advisor.

STRATEGY: The Fund seeks to meet its objective primarily through the active selection of REIT securities across different types and regions. The selection of investments will be made based on the fundamental research that the Manager conducts through its strategy and research analyst team.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                TUCKERMAN         WILSHIRE        S&P(R)
               ACTIVE REIT          REIT           REIT
 DATES             FUND           INDEX **      INDEX ***
     *           $10,000           $10,000       $10,000
  1998            $8,201            $8,357        $8,228
  1999            $8,700            $8,828        $8,447
  2000           $10,571           $10,201        $9,442
  2001           $12,457           $12,395       $11,529
 Total           $49,929           $49,781       $47,646

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA Tuckerman Active REIT Fund gained 17.84%, but still underperformed the Wilshire REIT Index return of 21.50% by 366 basis points. The Fund's performance is net of operating expenses, whereas the Index results do not include expenses of any kind.

MARKET AND PORTFOLIO HIGHLIGHTS
The REIT market has performed well over the past fiscal year on both an absolute and relative basis. The Manager is of the opinion that there are three major forces behind the relative out-performance of REIT share prices, versus the broader equity market, during this time period especially in the face of a slowing economy.

First, REITs have demonstrated relative stability of cash flow growth, due to the contractual nature of leases. Because most leases are long term in nature, and most management teams work to re-lease space before the current lease actually expires, most REITs go into each quarter with over 90% of

SSgA TUCKERMAN ACTIVE REIT FUND

Period Ended    Growth of      Total
  08/31/01       $10,000      Return
------------    ---------    --------
1 Year          $  11,784    17.84%
Inception       $  12,457     6.81%+

WILSHIRE REIT INDEX

Period Ended    Growth of      Total
  08/31/01       $10,000      Return
------------    ---------    --------
1 Year          $  12,150    21.50%
Inception       $  12,395    6.65%+

STANDARD & POOR'S(R) REIT INDEX

Period Ended    Growth of      Total
  08/31/01       $10,000      Return
------------    ---------    --------
1 Year          $  12,236    22.36%
Inception       $  11,529     4.36%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

their sales pre-committed. For this reason, REIT fundamentals are not immediately affected by a slowdown in the economy. This phenomenon, combined with the tremendous rental rate growth over the past few years has created a cushion for REITs to generate attractive relative growth. For example, in the first quarter of 2001 REITs had EPS growth of 7.4% vs. the S&P 500's EPS decline of 8.4%.

Secondly, the Manager feels the relative attractiveness of the dividend yield of REITs has contributed to their performance over the past fiscal year. Even in this uncertain market environment, the Wilshire REIT Index is still yielding over 7%. While dividend payments were out of favor with investors during most of the bull market in the 1990's, the market volatility demonstrated in the new millennium has enticed investors to seek out investments with more attractive current returns. As the Fed continued to cut interest rates this year, finding assets that produce attractive and safe yields became very difficult. The REIT market yield in excess of 7% is approximately 180 basis points above the 10-year Treasury yield. As measured by the amount of cash REITs payout as a percentage of their total cash flow, REITs are distributing less than 65% of cash flows, down from approximately 75% five years ago.

Finally, the Manager feels the attention REITs have been gaining from investors who historically have not focused on this asset class has contributed to its positive results. This newfound popularity seems to have reached new levels given the recent announcement by Standard and Poor's that they are currently examining the possibility of including REITs in the S&P 500(R) Index. While it is too soon to speculate what S&P will ultimately decide, the relative out-performance of REITs over the past 18 months, as measured by the Wilshire REIT Index vs. The S&P 500(R), has certainly motivated nontraditional REIT investors to take a close look at the asset class. This attention to REITs can be measured by the positive money flows into the asset class. The 2nd calendar quarter of 2001 was the best period for contributions to dedicated REIT mutual funds since 1st quarter 1998.

During the first half of calendar 2001, the REIT market was dominated by the smaller, higher yielding, lower quality REITs, with weaker balance sheets. This is illustrated by the fact that seven of the top ten performing names in the Wilshire REIT Index during the first quarter had yields above 10.00%, and market caps of below $400 million. Investors were locking in the high yields and searching for earnings increases due to lower interest expenses associated with higher variable-rate debt exposure on these companies' weak balance sheets.

The Manager continues to favor quality names in the REIT universe, however, the Fund continues to be underweight in Retail. The Retail sector continues to be plagued with department store closings, tenant bankruptcies and theatre industry woes. With consumer confidence at its lowest level since 1993, and March retail sales sharply below already-tempered forecasts, the possibility exists that Retail REITs will miss 2001 earnings estimates. While this underweighting in Retail hurt the Fund's benchmark-relative performance, the security selection within the sector helped during the time period. During the fiscal year, the biggest contributor to Fund performance was the portfolio's overweight to Chelsea Property Group (CPG), which posted a gain of 59.90%. Conversely, Boston Properties (BXP) had the largest negative impact, returning only 2.80%.


TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)                   AUGUST 31, 2001
Equity Office Properties Trust                               12.2%
Avalonbay Communities, Inc.                                   6.0
Boston Properties, Inc.                                       5.9
Equity Residential Properties Trust                           5.1
CenterPoint Properties Corp.                                  5.0
SL Green Realty Corp.                                         5.0
CBL & Associates Properties, Inc.                             4.5
Simon Property Group, Inc.                                    4.5
Chelsea Property Group, Inc.                                  4.4
Brandywine Realty Trust                                       3.8

                                 ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

  * The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

 ** The Wilshire REIT Index is a market capitalization-weighted index comprised of publicly traded Real Estate Investment Trusts (REITs). No special purpose or healthcare REITs are included. The index is rebalanced monthly and reconstituted quarterly.

*** The Standard & Poor's(R) REIT Composite Index is capitalization-weighted index of 100 stocks designed to measure the performance of Real Estate Investment Trusts, commonly know as REITs. The Index was developed with a base value of 100 as of December 31, 1996.

  +    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Tuckerman Active REIT Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA TUCKERMAN ACTIVE REIT FUND

STATEMENT OF NET ASSETS

                                                              AUGUST 31, 2001

                                                                      MARKET
                                                    NUMBER             VALUE
                                                      OF               (000)
                                                    SHARES               $
                                                  --------            --------
COMMON STOCKS (a) - 99.5%
APARTMENT - 27.8%
Apartment Investment &
  Management Co. Class A                            34,100               1,637
Archstone Communities Trust                         67,500               1,822
Avalonbay Communities, Inc.                         66,800               3,372
Camden Property Trust                               54,100               2,048
Equity Residential Properties Trust                 48,700               2,869
Essex Property Trust, Inc.                          27,500               1,433
Smith (Charles E.) Residential
  Realty, Inc.                                      37,100               1,967
Sun Communities, Inc.                               14,900                 524
                                                                      --------
                                                                        15,672
                                                                      --------
HOTELS/LEISURE - 5.8%
RFS Hotel Investors, Inc.                           96,800               1,307
Starwood Hotels & Resorts
  Worldwide, Inc. Class B                           57,400               1,943
                                                                      --------
                                                                         3,250
                                                                      --------

LEASING - 2.7%
Glenborough Realty Trust, Inc.                      73,200               1,519
                                                                      --------

OFFICE/INDUSTRIAL - 45.2%
Alexandria Real Estate Equities, Inc.               34,000               1,359
Boston Properties, Inc.                             83,900               3,305
Brandywine Realty Trust                             96,500               2,166
Catellus Development Corp.(b)                      107,000               1,969
CenterPoint Properties Corp.                        58,500               2,852
Equity Office Properties Trust                     213,954               6,866
Liberty Property Trust                              67,600               2,062
Prentiss Properties Trust                           17,300                 490
ProLogis Trust                                      71,200               1,566
SL Green Realty Corp.                               95,800               2,807
                                                                      --------
                                                                        25,442
                                                                      --------
OUTLET CENTERS - 4.5%
Chelsea Property Group, Inc.                        50,600               2,510
                                                                      --------
REGIONAL MALLS - 9.0%
CBL & Associates Properties, Inc.                   81,000               2,537
Simon Property Group, Inc.                          86,000               2,520
                                                                      --------
                                                                         5,057
                                                                      --------
SELF STORAGE - 1.9%
Storage USA, Inc.                                   29,200               1,101
                                                                      --------
SHOPPING CENTER - 2.6%
Developers Diversified Realty Corp.                 79,800               1,492
                                                                      --------
TOTAL COMMON STOCKS
(cost $47,228)                                                          56,043
                                                                      --------
SHORT-TERM INVESTMENTS - 0.8%
AIM Short Term Investment
  Prime Portfolio                                      248                 248
Federated Investors Prime Cash
  Obligation Fund                                      215                 215
                                                                      --------
TOTAL SHORT-TERM INVESTMENTS
(cost $463)                                                                463
                                                                      --------
TOTAL INVESTMENTS - 100.3%
(identified cost $47,691)                                               56,506

OTHER ASSETS AND LIABILITIES,
NET - (0.3%)                                                              (190)

                                                                      --------
NET ASSETS - 100.0%                                                     56,316
                                                                      ========

(a) All common stocks held are Real Estate Investment Trusts (REITs).
(b) Nonincome-producing security.

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)

                                                                                         AUGUST 31, 2001

ASSETS
Investments at market (including securities on loan $249), (identified cost $47,691)             $ 56,506
Receivables:
  Dividends                                                                                             5
  Fund shares sold                                                                                     44
Prepaid expenses                                                                                       14
Short-term investments held as collateral for securities loaned, at market                            255
                                                                                                 --------
    Total assets                                                                                   56,824

LIABILITIES
Payables:
  Fund shares redeemed                                                                $    187
  Accrued fees to affiliates                                                                36
  Other accrued expenses                                                                    30
Payable upon return of securities loaned, at market                                        255
                                                                                     ---------
    Total liabilities                                                                                 508
                                                                                                 --------
NET ASSETS                                                                                       $ 56,316
                                                                                                 ========
NET ASSETS CONSIST OF:
Undistributed net investment income                                                              $    140
Accumulated net realized gain (loss)                                                               (1,536)
Unrealized appreciation (depreciation) on investments                                               8,815
Shares of beneficial interest                                                                           5
Additional paid-in capital                                                                         48,892
                                                                                                 --------
NET ASSETS                                                                                       $ 56,316
                                                                                                 ========
Net Asset Value, offering and redemption price per share:
  ($56,316,217 divided by 5,500,242 shares of $.001 par value
     shares of beneficial interest outstanding)                                                  $  10.24
                                                                                                 ========

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                   FOR THE FISCAL YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
  Dividends                                                                             $  2,990
  Securities Lending Income                                                                    4
                                                                                        --------
    Total investment income                                                                2,994

EXPENSES
  Advisory fees                                                             $       320
  Administrative fees                                                                49
  Custodian fees                                                                     20
  Distribution fees                                                                  64
  Transfer agent fees                                                                32
  Professional fees                                                                  24
  Registration fees                                                                  32
  Shareholder servicing fees                                                         14
  Trustees' fees                                                                      9
  Miscellaneous                                                                      13
                                                                               --------
  Expenses before reductions                                                        577
  Expense reductions                                                                (86)
                                                                               --------
    Expenses, net                                                                            491
                                                                                        --------
Net investment income                                                                      2,503
                                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                    2,794
Net change in unrealized appreciation (depreciation) on investments                        2,803
                                                                                        --------
Net realized and unralized gain (loss)                                                     5,597
                                                                                        --------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                   $  8,100
                                                                                        ========

 See accompanying notes which are an integral part of the financial statements

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                               FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                    2001         2000
                                                                                -----------   ----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                                          $    2,503   $    2,373
  Net realized gain (loss)                                                            2,794       (2,540)
  Net change in unrealized appreciation (depreciation)                                2,803        6,565
                                                                                -----------   ----------
     Net increase (decrease) in net assets from operations                            8,100        6,398
                                                                                -----------   ----------
DISTRIBUTIONS
  From net investment income                                                         (2,516)      (2,369)
                                                                                -----------   ----------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions                       6,984       (5,809)
                                                                                -----------   ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                          12,568       (1,780)

NET ASSETS
  Beginning of period                                                                43,748       45,528
                                                                                -----------   ----------
  End of period (including undistributed net investment income of
     $140 and $153, respectively)                                                $   56,316   $   43,748
                                                                                ===========   ==========

See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                           FISCAL YEARS ENDED AUGUST 31,
                                                                  ---------------------------------------------
                                                                        2001       2000       1999      1998*
                                                                  ---------- ----------  ---------   --------
NET ASSET VALUE, BEGINNING OF PERIOD                              $     9.15   $   8.08   $   8.17   $  10.00
                                                                  ---------- ----------  ---------   --------
INCOME FROM OPERATIONS
  Net investment income (a)                                              .48        .52        .50        .15
  Net realized and unrealized gain (loss)                               1.10       1.10       (.01)     (1.94)
                                                                  ---------- ----------  ---------   --------
    Total income from operations                                        1.58       1.62        .49      (1.79)
                                                                  ---------- ----------  ---------   --------
DISTRIBUTIONS
  From net investment income                                            (.49)      (.55)      (.58)      (.04)
                                                                  ---------- ----------  ---------   --------
NET ASSET VALUE, END OF PERIOD                                    $    10.24   $   9.15   $   8.08   $   8.17
                                                                  ========== ==========  =========   ========
TOTAL RETURN (%)(b)                                                    17.84      21.51       6.09     (17.99)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)                            56,316     43,748     45,528     18,458

  Ratios to average net assets (%)(c):
    Operating expenses, net (d)                                         1.00       1.00       1.00       1.00
    Operating expenses, gross (d)                                       1.17       1.07       1.09       1.38
    Net investment income                                               5.09       6.51       6.25       5.21

  Portfolio turnover rate (%)(c)                                       70.59     102.88      60.13      17.36

*   For the period May 1, 1998 (commencement of operations) to August 31, 1998.
(a) For the years subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for the period ended August 31, 1998 are annualized.
(d) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001
1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Tuckerman Active REIT Fund (the "Fund"). The Investment Company is a registered and open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $973,523, which may be applied against any realized net taxable gains in each succeeding year or until its expiration dates of August 31, 2008.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                              NET
                                                           UNREALIZED
       FEDERAL TAX      UNREALIZED       UNREALIZED       APPRECIATION
          COST         APPRECIATION    (DEPRECIATION)     (DEPRECIATION)
      -------------    ------------     ------------      ------------
      $  48,253,145    $  8,599,274     $  (346,697)      $ 8,252,577

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid monthly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments, aggregated to $41,731,436 and $34,270,448, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2001, the value of outstanding securities on loan and the value of collateral amounted to $248,698 and $254,640 respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .65% of its average daily net assets. The Adviser voluntarily agreed to reimburse up to the full amount of its Advisory fee to the extent that total expenses exceed 1.00% of average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2001, was $84,719. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,096 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may have entered into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $12,289 and $1,009 by State Street and Capital Markets. The Funds did not incur any expenses from CitiStreet, Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31,2001.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $1,075 for the year ended August 31,2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

   Advisory fees                                $        21,778
   Administration fees                                    6,801
   Custodian fees                                           569
   Distribution fees                                      2,148
   Shareholder servicing fees                             2,197
   Transfer agent fees                                    1,698
   Trustees' fees                                           238
                                                ---------------
                                                $        35,429
                                                ===============

   BENEFICIAL INTEREST: As of August 31,2001, two shareholders (one of which was also an affiliate of the Investment Company) were record owners of approximately 11% and 10%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                   FISCAL YEARS ENDED AUGUST 31,
                                                  -------------------------------------------------------------
                                                              2001                              2000
                                                  -------------------------         ---------------------------
                                                   SHARES          DOLLARS            SHARES           DOLLARS
                                                  -------        ----------         ---------         ---------
       Proceeds from shares sold                    2,120         $  20,249             3,132          $ 26,729
       Proceeds from reinvestment of
         distributions                                 92               868                74               595
       Payments for shares redeemed                (1,491)          (14,133)           (4,062)          (33,133)
                                                  -------        ----------         ---------         ---------
       Total net increase (decrease)                  721         $   6,984              (856)         $ (5,809)
                                                  =======        ==========         =========         =========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7. DIVIDENDS
   On September 4, 2001, the Board of Trustees declared a dividend of $.0254 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

8. SUBSEQUENT EVENT
   Effective September 1, 2001, the Fund will be sub-advised by the Tuckerman Group, LLC, as approved by shareholders on August 27, 2001.

SSgA TUCKERMAN ACTIVE REIT FUND
One International Place, 27th Floor
Boston, Massachusetts
02110 (800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D.   Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th
   Floor Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                     INTERNATIONAL GROWTH OPPORTUNITIES FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     15

   Notes to Financial Statements                            16

   Tax Information                                          22

   Fund Management and Service Providers                    23

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND
LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA International Growth Opportunities Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                                /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                                   Gustaff V. Fish, Jr.
State Street Global Advisors                         SSgA Funds Management, Inc.
Chairman and Chief Executive Officer                 President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr.Edward Allinson, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA International Growth Opportunities Fund. Prior to joining SSgA in 1999, Mr. Allinson worked at Brown Brothers Harriman, New York, as Senior Portfolio Manager in the International Equities Group, managing pension, endowment and mutual fund assets, including the highly successful 59 Wall Street Pacific Basin Fund. Before this, he worked at First Pacific Securities, Hong Kong, as Assistant Director in institutional Asian equity sales. Mr. Allinson has been in the investment management field since 1985. He earned his BA at the University of Pennsylvania and his MBA in the Wharton School, where he concentrated in Finance

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide long-term capital growth by investing primarily in securities of foreign issuers.

INVESTS IN: Primarily securities of foreign issuers included in the MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index.

STRATEGY: The Fund will attempt to meet its objective through the active selection of foreign equity securities based on the fundamental analysis of companies and investment themes. The investment approach is defined predominantly by a bottom-up stock selection process, informed by a top-down macroeconomic outlook.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

           INTERNATIONAL                       MSCI
              GROWTH                        ALL COUNTY
           OPPORTUNITIES        MSCI          WORLD
 DATES         FUND             EAFE         EX-US **
     *       $10,000          $10,000        $10,000
  1998        $8,420           $8,882         $8,463
  1999       $11,374          $11,194        $11,057
  2000       $14,651          $12,292        $12,386
  2001        $9,922           $9,332         $9,239
             $54,367          $51,700        $51,145

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the Fund lost 32.28%, versus the MSCI EAFE Index which fell 24.08% for the same period.

MARKET AND PORTFOLIO HIGHLIGHTS
Global markets began a cycle of selling, initially in reaction to disappointing earnings announcements from some of the very same communications and technology giants that had previously been leading the markets upwards. Near-panic selling in these growth-oriented sectors mounted as evidence continued to accumulate indicating the global economy was slowing faster than had previously been anticipated. As analysts' and market expectations for prospective earnings were revised downwards, prices followed suit. Partly as a result of heightened fears that global economic growth was easing, the US dollar also strengthened sharply against the major currencies.

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

       Period Ended                      Growth of          Total
         08/31/01                         $10,000          Return
---------------------------------      -----------        ---------
1 Year                                  $   6,772         (32.28)%
Inception                               $   9,922          (0.24)%+

MSCI EAFE INDEX
       Period Ended                      Growth of          Total
         08/31/01                         $10,000          Return
---------------------------------      -----------        ---------
1 Year                                  $   7,592         (24.08)%
Inception                               $   9,332          (2.05)%+

MSCI ALL COUNTRY WORLD EX-US
       Period Ended                      Growth of          Total
         08/31/01                         $10,000          Return
---------------------------------      -----------        ---------
1 Year                                  $   7,459         (25.41)%
Inception                               $   9,239          (2.35)%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

By the beginning of 2001, economic data began to reveal signs of underlying weakness. With expectations having been savagely downgraded, markets reacted still further by selling down the Communications and Technology sectors in order to move into those considered defensive, such as Health Care and Financials. Volatility continued unabated into mid-year and throughout the summer as international authorities declined to follow the Federal Reserve in reducing interest rates.

Although the Fund's weighting in the Telecommunications sector was reduced to a benchmark-relative neutral position by the end of 2000, the Manager's favored companies such as Vodafone and Alcatel saw their stock prices down by more than 50% by the end of the summer. Despite a brief rally in the second half of January, selling pressure on these and related handset equipment makers such as Ericsson, has been unrelenting.

A similar situation has persisted in the Technology sector. By April, prices had reached year-to-date lows, prompting the Manager to reestablish a benchmark-relative overweight position, buying top-quality companies such as Chartered Semiconductor and ASM Lithography Holding. Some of these names, such as Flextronics have indeed performed well on a relative basis, but none has been able to withstand the bearish stance of the market since April.

The Fund's overweight allocation to the Energy sector helped performance as oil prices spiked upwards and peaked around $30/barrel in late spring. Holdings in defensive sectors such as Consumer Staples (Unilever, Diageo), Financials and Health Care (where core positions in Elan and Biovail outperformed the larger pharmaceutical companies) have performed resiliently.

While the current economic downturn has surprised many in terms of its severity, the prospect of lower interest rates coupled with fiscal initiatives may lead some investors to believe the bottom has been reached. The Manager believes it is paramount in this exceptionally difficult environment to focus on retaining companies with strong financials that can expect to survive and emerge even stronger. The Manager will continue to evaluate each stock in the portfolio to ensure they meet these demanding criteria.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)            AUGUST 31, 2001
Vodafone Group PLC                                 4.3%
Flextronics International, Ltd.                    3.3
Telefonaktiebolaget LM Ericsson AB Series B        3.3
HSBC Holdings PLC                                  3.2
Koninklijke (Royal) Philips Electronics            2.7
Barclays PLC                                       2.6
AXA                                                2.6
Ing Groep                                          2.6
Banque Nationale Paris                             2.6
Suez SA                                            2.5

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

  * The Fund commenced operations on May 1, 1998.Index comparisons also began May 1, 1998.

 ** The Morgan Stanley Capital International Europe, Australasia, Far East Index is an index composed of an arithmetic, market value-weighted average of the performance of over 1,100 securities listed on the stock exchanges of the countries of Europe, Australia, and the Far East. The Index is calculated on a total-return basis, which includes reinvestment of net dividends after deduction of withholding taxes.

*** The Morgan Stanley Capital International All Country World Ex-US Index is a market capitalization-weighted index that tracks the daily price and total return performance of international common or ordinary shares in developed markets worldwide. The Index, which aims to capture 60% of the total market capitalization at both the participating country and industry level, includes securities domiciled in 22 developed countries in Asia/Pacific, Europe and North America.

  +    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information and details regarding these risks.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA International Growth Opportunities Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period May 1, 1998 (commencement of operations) to August 31,1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /S/PricewaterhouseCoopers LLP
October 10, 2001

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND

STATEMENT OF NET ASSETS

                                                     AUGUST 31, 2001
                                                              MARKET
                                            NUMBER            VALUE
                                              OF              (000)
                                            SHARES              $
                                           -------           -------
COMMON STOCKS - 97.9%
CANADA - 2.9%
Alberta Energy Co., Ltd.                    30,600             1,033
Biovail Corp. (a)                           47,800             2,203
                                                             -------
                                                               3,236
                                                             -------

FRANCE - 13.2%
Alcatel Alsthom Compagnie
  Generale d'Electricite - ADR             125,950             1,965
Alcatel SA                                   2,800                43
AXA (a)                                    104,600             2,858
AXA - ADR                                   31,880               878
Banque Nationale Paris                      30,900             2,837
Sanofi-Synthelabo SA                        33,100             2,168
Suez SA (a)                                 81,000             2,761
TotalFinaElf SA - ADR                        8,850               654
TotalFinaElf SA Class B                      3,200               473
                                                             -------
                                                              14,637
                                                             -------

GERMANY - 4.0%
Allianz AG (Regd)                            9,430             2,643
Muenchener Rueckversicherungs-
  Gesellschaft AG                            6,350             1,822
                                                             -------
                                                               4,465
                                                             -------

HONG KONG - 1.9%
Hutchison Whampoa, Ltd.                    253,900             2,165
                                                             -------

IRELAND - 1.0%
CRH PLC                                     64,900             1,092
                                                             -------

JAPAN - 20.0%
Canon, Inc.                                 34,000             1,025
Canon, Inc. - ADR                           38,980             1,186
Fujitsu, Ltd.                              237,000             2,373
Honda Motor Co., Ltd.                       48,000             1,734
Honda Motor Co., Ltd. - ADR                  8,640               631
Matsushita Electric
  Industrial Co., Ltd.                     142,000             2,157
Mitsubishi Tokyo Financial
  Group, Inc. (a)                              165             1,404
Mitsubishi Tokyo Financial
Group, Inc. - ADR (a)                       58,940               500
Nikko Securities Co., Ltd.                 235,000             1,560
Nomura Securities Co., Ltd.                110,000             1,871
NTT Mobile Communication
  Network, Inc.                                216             2,656
Sony Corp.                                  54,600             2,433
Sony Corp. - ADR                            17,220               773
Takeda Chemical Industries                  47,100             1,940
                                                             -------
                                                              22,243
                                                             -------

NETHERLANDS - 10.2%
ASM Lithography Holding (a)                117,000             2,080
ING Groep                                   89,830             2,839
Koninklijke (Royal)
  Philips Electronics                       72,340             1,952
Koninklijke (Royal)
  Philips Electronics - ADR                 37,147               994
Koninklijke Ahold                           47,964             1,433
Royal Dutch Petroleum Co.                   18,000             1,022
Royal Dutch Petroleum Co. - ADR             18,010             1,020
                                                             -------
                                                              11,340
                                                             -------

SINGAPORE - 5.5%
Chartered Semiconductor
  Manufacturing, Ltd. (a)                  943,000             2,502
Flextronics International, Ltd. (a)        167,000             3,664
                                                             -------
                                                               6,166
                                                             -------

SPAIN - 5.0%
Banco Santander Central
  Hispano SA                               187,500             1,710
Endesa SA                                   33,700               559
Endesa SA - ADR                             29,450               492
Telefonica de Espana SA - ADR (a)           25,766               908
Telefonica SA (a)                          159,722             1,856
                                                              ------
                                                               5,525
                                                              ------

                                        9

                                                              MARKET
                                            NUMBER            VALUE
                                              OF              (000)
                                            SHARES              $
                                           -------           -------
SWEDEN - 3.9%
Telefonaktiebolaget LM Ericsson
  AB Series B                              740,300             3,621
Telefonaktiebolaget LM Ericsson
  Series B - ADR                           147,280               733
                                                             -------
                                                               4,354
                                                             -------

SWITZERLAND - 2.2%
UBS AG (a)                                  50,100             2,444
                                                             -------

UNITED KINGDOM - 26.1%
AstraZeneca Group PLC - ADR                  7,470               362
Barclays PLC                                94,171             2,858
Barclays PLC - ADR                           1,865               233
BP Amoco PLC                               166,000             1,409
BP Amoco PLC - ADR                           7,561               385
British Telecommunications PLC             173,202             1,061
British Telecommunications
PLC - ADR                                    3,850               241
Cable & Wireless PLC                       317,700             1,531
Cable & Wireless PLC - ADR                   5,400                80
Diageo PLC                                 117,073             1,181
Diageo PLC - ADR                            22,910               930
Elan Corp. PLC - ADR (a)                    38,520             2,001
Hays PLC                                   683,700             1,608
HSBC Holdings PLC                          297,854             3,468
Lloyds TSB Group PLC                       233,681             2,411
Unilever PLC                               201,400             1,719
Unilever PLC - ADR                           6,488               223
Vodafone Group PLC                       2,361,214             4,714
Vodafone Group PLC - ADR                     3,900                79
WPP Group PLC                              126,700             1,266
Zeneca Group PLC                            26,000             1,256
                                                             -------
                                                              29,016
                                                             -------

UNITED STATES - 2.0%
Schlumberger, Ltd.                          45,300             2,220
                                                             -------

TOTAL COMMON STOCKS
(cost $130,836)                                              108,903
                                                             -------

SHORT-TERM INVESTMENTS - 0.7%
UNITED STATES - 0.7%
AIM Short Term Investment
  Prime Portfolio                              140               140
Federated Investors Prime Cash
  Obligations Fund                             573               573
                                                             -------

TOTAL SHORT-TERM INVESTMENTS
(cost $713)                                                      713
                                                             -------

TOTAL INVESTMENTS - 98.6%
(identified cost $131,549)                                   109,616

OTHER ASSETS AND LIABILITIES,
NET - 1.4%                                                     1,600
                                                             -------

NET ASSETS - 100.0%                                          111,216
                                                             =======

(a) Nonincome-producing security.

ABBREVIATIONS:
ADR - American Depositary Receipt

 See accompanying notes which are an integral part of the financial statements.

                                                             MARKET
INDUSTRY DIVERSIFICATION                     % OF            VALUE
(UNAUDITED)                                   NET            (000)
                                            ASSETS             $
                                           --------         --------
Consumer Discretionary                        11.8%           13,140
Consumer Staples                               3.6             4,054
Energy                                         7.8             8,706
Financials                                    29.1            32,334
Health Care                                    8.9             9,931
Industrials                                    6.7             7,414
Information Technology                        16.6            18,415
Materials                                      1.0             1,092
Telecommunication Services                     7.5             8,332
Utilities                                      3.0             3,320
Miscellaneous                                  1.9             2,165
Short-Term Investments                         0.7               713
                                           --------         --------

Total Investments                             98.6           109,616
Other Assets and Liabilities, Net              1.4             1,600
                                           --------         --------

NET ASSETS                                   100.0%          111,216
                                           ========         ========
                                                             MARKET
GEOGRAPHIC DIVERSIFICATION                   % OF            VALUE
(UNAUDITED)                                   NET            (000)
                                            ASSETS             $
                                           --------         --------
Europe                                        39.4%           43,857
Japan                                         20.0            22,243
Pacific Basin                                  7.5             8,331
United Kingdom                                26.1            29,016
Other                                          4.9             5,456
Short-Term Investments                         0.7               713
                                           --------         --------

Total Investments                             98.6           109,616
Other Assets and Liabilities, Net              1.4             1,600
                                           --------         --------

NET ASSETS                                   100.0%          111,216
                                           ========         ========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                              AUGUST 31, 2001
ASSETS
Investments at market, (including securities on loan of $11,998),
  (identified cost $131,549)                                                                   $    109,616
Foreign currency holdings (identified cost $170)                                                        173
Receivables:
   Dividends                                                                                            271
   Investments sold                                                                                   2,058
   Fund shares sold                                                                                      29
Prepaid expenses                                                                                          7
Short-term investments held as collateral for securities loaned,
  at market                                                                                          12,532
                                                                                               ------------

   Total assets                                                                                     124,686

LIABILITIES
Payables:
   Investments purchased                                               $     672
   Fund shares redeemed                                                      132
   Accrued fees to affiliates                                                 89
   Other accrued expenses                                                     45
Payable upon return of securities loaned, at market                       12,532
                                                                       ---------
       Total liabilities                                                                             13,470
                                                                                               ------------

NET ASSETS                                                                                     $    111,216
                                                                                               ============

NET ASSETS CONSIST OF:
Undistributed net investment income                                                            $        464
Accumulated net realized gain (loss)                                                               (13,753)
Unrealized appreciation (depreciation) on:
   Investments                                                                                     (21,933)
   Foreign currency-related transactions                                                                 11
Shares of beneficial interest                                                                            12
Additional paid-in capital                                                                          146,415
                                                                                               ------------

NET ASSETS                                                                                     $    111,216
                                                                                               ============

NET ASSET VALUE, offering and redemption price per share:
   ($111,216,137 divided by 12,154,656 shares of $.001 par value
       shares of beneficial interest outstanding)                                              $       9.15
                                                                                               ============

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS
Amounts in thousands                                              FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $168)                                              $   1,679
   Securities Lending Income                                                                            126
                                                                                                 ----------

   Total investment income                                                                            1,805

EXPENSES
   Advisory fees                                                       $     897
   Administrative fees                                                       111
   Custodian fees                                                            177
   Distribution fees                                                          90
   Transfer agent fees                                                        51
   Professional fees                                                          21
   Registration fees                                                          37
   Shareholder servicing fees                                                 50
   Trustees' fees                                                             10
   Miscellaneous                                                              12
                                                                       ---------

   Expenses before reductions                                              1,456
   Expense reductions                                                      (140)
                                                                       ---------

       Expenses, net                                                                                  1,316
                                                                                                 ----------

Net investment income                                                                                   489
                                                                                                 ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments                                                           (13,651)
   Foreign currency-related transactions                                     (24)                   (13,675)
                                                                       ---------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                           (34,051)
   Foreign currency-related transactions                                      11                    (34,040)
                                                                       ---------                 ----------

Net realized and unrealized gain (loss)                                                             (47,715)
                                                                                                 ----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                            $  (47,226)
                                                                                                 ===========

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Amounts in thousands                                         FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                          2001             2000
                                                                      ----------       -----------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income                                              $      489       $       456
   Net realized gain (loss)                                              (13,675)            8,251
   Net change in unrealized appreciation (depreciation)                  (34,040)            6,686
                                                                      ----------       -----------

      Net increase (decrease) in net assets from operations              (47,226)           15,393
                                                                      ----------       -----------
DISTRIBUTIONS
   From net investment income                                               (609)             (400)
   From net realized gain                                                 (6,960)             (529)
                                                                      ----------       -----------

       Net decrease in net assets from distributions                      (7,569)             (929)
                                                                      ----------       -----------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions          28,372            69,759
                                                                      ----------       -----------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                              (26,423)           84,223

NET ASSETS
   Beginning of period                                                   137,639            53,416
                                                                      ----------       -----------
   End of period (including undistributed net investment income of
       $464 and $608, respectively)                                   $  111,216       $   137,639
                                                                      ==========       ===========

See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       FISCAL YEARS ENDED AUGUST 31,
                                                                ------------------------------------------------
                                                                  2001          2000         1999         1998*
                                                                --------      --------     -------      --------
NET ASSET VALUE, BEGINNING OF PERIOD                            $  14.37      $  11.31     $  8.42      $  10.00
                                                                --------      --------     -------      --------

INCOME FROM OPERATIONS
   Net investment income (a)                                         .05           .07         .11           .03
   Net realized and unrealized gain (loss)                         (4.50)         3.17        2.83         (1.61)
                                                                --------      --------     -------      --------

      Total income from operations                                 (4.45)         3.24        2.94         (1.58)
                                                                --------      --------     -------      --------

DISTRIBUTIONS
   From net investment income                                       (.06)         (.08)       (.05)           --
   From net realized gain                                           (.71)         (.10)         --            --
                                                                --------      --------     -------      --------

      Total distributions                                           (.77)         (.18)       (.05)           --
                                                                --------      --------     -------      --------

NET ASSET VALUE, END OF PERIOD                                  $   9.15      $  14.37     $ 11.31      $   8.42
                                                                ========      ========     =======      ========

TOTAL RETURN (%)(b)                                               (32.28)        28.82       35.08        (15.80)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                      111,216       137,639      53,416        22,966

   Ratios to average net assets (%)(c):
      Operating expenses, net (d)                                   1.10          1.10        1.10          1.10
      Operating expenses, gross (d)                                 1.22          1.16        1.30          1.66
      Net investment income                                          .41           .48        1.16          1.27

   Portfolio turnover rate (%)(c)                                  39.14         45.76       39.19         17.24

 *  For the period May 1, 1998 (commencement of operations) to August 31, 1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for the period ended August 31, 1998 are annualized.
(d) See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the Investment Company) is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA International Growth Opportunities Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: International equity and fixed-income securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities. Investments in other mutual funds are valued at the net asset value per share.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value certain securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS:Securities transactions are recorded on the trade date basis. Realized gains and losses from the securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $1,686,318, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $12,019,453 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                                NET
                                                             UNREALIZED
        FEDERAL TAX      UNREALIZED       UNREALIZED        APPRECIATION
           COST         APPRECIATION    (DEPRECIATION)     (DEPRECIATION)
       ------------     ------------    --------------     --------------
       $ 131,595,388    $ 5,435,840     $ (27,415,529)     $ (21,979,689)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment and foreign currency-related transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in foreign denominated investments, passive foreign investment companies, foreign currency contracts and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the individual Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in US dollars. Foreign currency amounts and transactions of the Fund are translated into US dollars on the following basis:

   (a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

   (b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

   Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at fiscal year-end, resulting from changes in the exchange rates.

   It is not practical to isolate that portion of the results of operations of the Fund that arises as a result of changes in exchange rates, from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Fund does isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

   DERIVATIVES: To the extent permitted by the investment objectives, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment strategies.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FOREIGN CURRENCY EXCHANGE CONTRACTS: In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts ("contracts"). The Fund may enter into foreign currency forward overlays on liquidity reserve balances. Additionally, from time to time the Fund may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statement of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

   INVESTMENT IN INTERNATIONAL MARKETS: Investing in international markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments, aggregated to $70,158,220 and $45,092,518, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company

   ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $11,998,450 and $12,532,054, respectively.

4. RELATED PARTIES ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of its average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2001, was $138,965. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fees payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,338 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all International portfolios: $0 up to $1 billion
   - .07%; over $1 billion - .05%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $29,913, $4,564 and $8,785 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $1,887 for the year ended August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

      Advisory fees                        $   60,188
      Administration fees                       4,340
      Custodian fees                            4,930
      Distribution fees                         8,267
      Shareholder servicing fees                5,074
      Transfer agent fees                       4,441
      Trustees' fees                            1,709
                                           ----------
                                           $   88,949
                                           ==========

   BENEFICIAL INTEREST: As of August 31, 2001, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 11% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                    FISCAL YEARS ENDED AUGUST 31,
                                                  -----------------------------------------------------------------
                                                                2001                                2000
                                                  -------------------------------      ----------------------------
                                                     SHARES             DOLLARS          SHARES          DOLLARS
                                                  -----------        ------------      -----------     ------------
   Proceeds from shares sold                           9,759          $  112,906         10,511        $    150,525
   Proceeds from reinvestment of
        distributions                                    377               4,586             30                 397
   Payments for shares redeemed                       (7,558)            (89,120)        (5,689)            (81,163)
                                                  -----------        ------------      -----------     ------------

   Total net increase (decrease)                       2,578          $   28,372          4,852        $     69,759
                                                  ===========        ============      ===========     ============

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid distributions of $1,556,298 from net long-term capital gains during its taxable year ended August 31, 2001.

   The Fund paid foreign taxes of $166,855 and recognized $1,186,752 of foreign source income during the taxable year ended August 31, 2001. Pursuant to
   Section 853 of the Internal Revenue Code, the Fund designates $.0137 per share of foreign taxes paid and $.0976 of gross income earned from foreign sources in the taxable year ended August 31, 2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA INTERNATIONAL GROWTH OPPORTUNITIES FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J.Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D.Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                  ANNUAL REPORT

                              HIGH YIELD BOND FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                              HIGH YIELD BOND FUND

                                  Annual Report
                                 August 31, 2001

                                Table of Contents

                                                           Page
   Chairman's Letter                                        4

   Portfolio Management Discussion and Analysis             6

   Report of Independent Accountants                        8

   Financial Statements                                     9

   Financial Highlights                                    16

   Notes to Financial Statements                           17

   Fund Management and Service Providers                   22

"SSgAR(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA HIGH YIELD BOND FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA High Yield Bond Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                     /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                        Gustaff V. Fish, Jr.
State Street Global Advisors              SSgA Funds Management, Inc.
Chairman and Chief Executive  Officer     President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Bruce K. Walbridge, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA High Yield Bond Fund. Mr. Walbridge is also the Unit Head of the Global High Yield group. Preceding this, he managed several domestic bond portfolios including SSgA's Flagship Government/Corporate Bond Fund. Before joining the Fixed Income group as a Credit Analyst, Mr. Walbridge was an Assistant Portfolio Manager in SSgA's International Equity group. Utilizing his credit analysis background, Mr. Walbridge's focus over the last seven years has been on corporate bond analysis and trading. He has been working in the investment management field since 1987 and holds both MBA and BSBA degrees in Finance from Boston University.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Maximize total return by investing primarily in non investment grade corporate bonds.

INVESTS IN: Primarily domestic, non-investment grade corporate bonds.

STRATEGY: Fund managers make investment decisions that enable the Fund's performance to seek excess returns over the Lehman Brothers High Yield Bond Index.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                                    LEHMAN
                                   BROTHERS
              HIGH YIELD       HIGH YIELD BOND
 DATES         BOND FUND           INDEX **
     *          $10,000            $10,000
  1998           $9,941             $9,569
  1999          $11,055             $9,962
  2000          $11,904            $10,074
  2001          $11,451            $10,097
                $54,351            $49,702

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001 the SSgA High Yield Bond Fund posted a loss of 3.80% versus a 0.22% gain for the Lehman Brothers High Yield Index. The Fund's underperformance versus the benchmark was primarily the result of an overweighting in the Telecommunications sector for most of the period. Telecommunications turned out to be the worst performing sector in the High Yield Index. Careful security selection within the sector and an aggressive Federal Reserve easing posture, proved to be insufficient to overcome the Telecommunications sector's poor performance. In the spring of 2001, the Manager reduced the Fund's position in this sector from an overweighting to neutral compared to the Index. This reduction was an acknowledgment that the list of surviving companies in the Telecommunications sector had become unexpectedly shorter. In anticipation of a more

SSgA HIGH YIELD BOND FUND

 Period Ended           Growth of                Total
   08/31/01              $10,000                Return
--------------         -----------           ------------
1 Year                 $   9,620               (3.80)%
Inception              $  11,451                4.15%+

LEHMAN BROTHERS HIGH YIELD BOND INDEX

 Period Ended           Growth of                Total
   08/31/01              $10,000                Return
--------------         -----------           ------------
1 Year                 $  10,022                0.22%
Inception              $  10,097                0.29%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

protracted economic slowdown, the Manager positioned the Fund more defensively with an overweighted position in high quality issues. Another contributing factor to the Fund's benchmark-relative underperformance for the period was the portfolio's underweighting in the Financial sector. The strong performance in this sector was due mainly to the recovery of some of the "fallen angel" finance companies. Despite this recent strong performance, the Manager believes that it is prudent to continue avoiding these credits.

MARKET AND PORTFOLIO HIGHLIGHTS
The Fund's strategy is to invest in companies that have strong management teams, assets that can be valued and predictable capital requirements. The Fund's current sector allocations include an overweight to Energy and Healthcare, neutral weight targets for Consumer Cyclicals, Media, and Utilities and an underweight target to Telecommunications, Basic Industries, Capital Goods and Consumer Non-Cyclicals. The Manager has been adding securities in the Health Care sector with new cash flows as well as proceeds from sales of Telecommunications issues. This will serve to keep the Fund's portfolio mix targeted toward a defensive posture (i.e. higher weighting to the high-quality BB sector).

The Fund was managed consistently with its objective to maximize total return by investing in fixed income securities, including those represented in the Lehman Brothers High Yield Index.

The Manager is of the opinion that the worst rating downgrades and distressed ratios may have passed, as both appear to have peaked late in the fourth quarter of 2000.

Weighted against these positive factors is a forecast for slowing global economic growth that may trouble more companies and push the default rate peak out longer in 2002.

TOP TEN ISSUERS

(AS A PERCENT OF TOTAL INVESTMENTS)               AUGUST 31, 2001
Federal Home Loan Mortgage Corp.                          6.8%
Ocean Energy, Inc.                                        2.8
CSC Holdings, Inc.                                        2.6
Concentra Operating Corp.                                 2.5
Canandaigua Brands, Inc.                                  2.3
Allied Waste North America, Inc.                          2.3
VoiceStream Wireless Corp.                                1.9
Riverwood International Corp                              1.8
Willis Corroon Corp.                                      1.8
Coaxial Communications of Central Ohio, Inc.              1.7

                                 ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

   * The High Yield Bond Fund commenced operations on May 5, 1998. Index comparisons began May 1, 1998.

   ** The Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100 million, and at least 1 year to maturity; PIKs and Eurodollars are excluded.

    +  Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA High Yield Bond Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the three fiscal years in the period then ended and for the period May 5, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA
HIGH YIELD BOND FUND

STATEMENT OF NET ASSETS

                                           AUGUST 31, 2001

                                        PRINCIPAL   MARKET
                                          AMOUNT    VALUE
                                          (000)     (000)
                                            $         $
                                        ---------   ------
LONG-TERM INVESTMENTS - 85.5%
CORPORATE BONDS AND NOTES - 78.6%
Acme Television
    Step Up Bond
    Series B
    10.875% due 09/30/04 (a)               500       477
Adelphia Communications Corp.
    10.250% due 06/15/11                   500       485
AES Corp.
     8.875% due 02/15/11                   750       712
AK Steel Corp.
     7.875% due 02/15/09                   400       390
Alamosa Delaware, Inc.
    13.625% due 08/15/11                   500       491
Alliance Imaging, Inc.
    10.375% due 04/15/11                   250       266
Allied Waste North America, Inc.
    Series B
     7.625% due 01/01/06                 1,000     1,003
Amerisource Bergen Corp.
     8.125% due 09/01/08                   250       258
Anchor Gaming
     9.875% due 10/15/08                   500       544
Argosy Gaming Co.
    10.750% due 06/01/09                   500       547
Beazer Homes USA, Inc.
     8.625% due 05/15/11                   200       202
BRL Universal Equipment
     8.875% due 02/15/08                   250       254
Calpine Corp.
     8.250% due 08/15/05                   550       564
Canandaigua Brands, Inc.
     8.750% due 12/15/03                   500       502
     8.500% due 03/01/09                   500       504
Charter Communications Holdings
    10.750% due 10/01/09                   500       537
Chesapeake Energy Corp.
     8.125% due 04/01/11                   400       388
CMS Energy Corp.
     7.625% due 11/15/04                   350       358
Coaxial Communications of
     Central Ohio, Inc.
    10.000% due 08/15/06                   750       750
Concentra Operating Corp.
    13.000% due 08/15/09                 1,000     1,085
Crown Castle International Corp.
     9.375% due 08/01/11                   500       452
CSC Holdings, Inc.
     9.250% due 11/01/05                   600       615
     9.875% due 04/01/23                   500       532
D.R. Horton, Inc.
     9.750% due 09/15/10                   500       510
Echostar DBS Corp.
     9.250% due 02/01/06                   500       509
Equistar Chemical/Funding
     10.125% due 09/01/08                  500       507
Extended Stay America, Inc.
     9.875% due 06/15/11                   500       506
Fleming Co., Inc.
    10.125% due 04/01/08                   350       368
Frontier Oil Corp.
    Series A
     9.125% due 02/15/06                   200       200
Global Crossing Holdings, Ltd.
     9.625% due 05/15/08                   100        62
Grey Wolf, Inc.
     8.875% due 07/01/07                   500       494
Gulf Canada Resources, Ltd.
     9.625% due 07/01/05                   500       517
Hanover Equipment Trust
     8.500% due 09/01/08                   500       514
HCA-The Healthcare Co.
     7.125% due 06/01/06                   400       408

                                       9

                                        PRINCIPAL   MARKET
                                          AMOUNT    VALUE
                                          (000)     (000)
                                            $         $
                                        ---------   ------
HMH Properties, Inc.
    Series A
     7.875% due 08/01/05                   500       500
Hyperion Telecom
    12.000% due 11/01/07                 1,000       400
Interface, Inc.
    Series B
     9.500% due 11/15/05                   500       500
Intermedia Communications, Inc.
    Step Up Bond
    Series B
    Zero Coupon due 07/15/07 (a)           400       405
Iron Mountain, Inc.
     8.750% due 09/30/09                   450       464
Kaufman and Broad Home Corp.
     7.750% due 10/15/04                   500       500
L-3 Communications Corp.
     8.500% due 05/15/08                   525       533
Lamar Media Corp.
     9.625% due 12/01/06                   250       261
     8.625% due 09/15/07                   226       233
Level 3 Communications, Inc.
    11.000% due 03/15/08                   500       245
Lin Holdings Corp.
    Step Up Bond
    Zero Coupon due 03/01/08 (a)           750       548
Mandalay Resort Group
     6.750% due 07/15/03                   500       488
McLeodUSA, Inc.
    12.000% due 07/15/08                 1,000       560
Meritage Corp.
     9.750% due 06/01/11                   350       357
Michaels Stores, Inc.
     9.250% due 07/01/09                   350       359
Newfield Exploration Co.
    Series B
     7.450% due 10/15/07                   500       507
Nextel Communications, Inc.
     9.375% due 11/15/09                   400       306
Nortek, Inc.
    Series B
     9.875% due 06/15/11                   750       748
Ocean Energy, Inc.
     8.625% due 08/01/05                   700       713
    Series B
     8.375% due 07/01/08                   500       526
Omnicare, Inc.
     8.125% due 03/15/11                   350       361
Park Place Entertainment Corp.
     8.125% due 05/15/11                   500       496
Pharmerica, Inc.
     8.375% due 04/01/08                   250       253
Playtex Products, Inc.
     9.375% due 06/01/11                   250       258
Psinet, Inc.
    11.000% due 08/01/09 (c)               250        17
Radio One, Inc.
     8.875% due 07/01/11                   250       257
RCN Corp.
    Step Up Bond
    Zero Coupon due 10/15/07 (a)           587       153
Riverwood International Corp.
    10.625% due 08/01/07                   750       782
Ryland Group, Inc.
     8.000% due 08/15/06                   500       501
Salem Communications Holding Corp.
     9.000% due 07/01/11                   250       257
SBA Communications Corp.
    10.250% due 02/01/09                   500       435
Six Flags, Inc.
     9.500% due 02/01/09                   500       510
Sovereign Bancorp, Inc.
     8.625% due 03/15/04                   500       511
Station Casinos, Inc.
     8.875% due 12/01/08                   500       500

                                       10

                                        PRINCIPAL   MARKET
                                          AMOUNT    VALUE
                                          (000)     (000)
                                            $         $
                                        ---------   ------
Sun International Hotels, Ltd.
     8.875% due 08/15/11                   400       400
Transwestern Publishing Co. LLC /
     TWP Capital Corp.
    Series D
     9.625% due 11/15/07                   500       505
Transwestern Publishing Co. LLC /
    TWP Capital Corp. II
    Series E
     9.625% due 11/15/07                   165       167
Triad Hospitals, Inc.
     8.750% due 05/01/09                   200       209
Vanguard Health Systems, Inc.
     9.750% due 08/01/11                   400       413
Vintage Petroleum, Inc.
     7.875% due 05/15/11                   500       503
VoiceStream Wireless Corp.
    Step Up Bond
    Zero Coupon due 11/15/09 (a)         1,000       853
Willis Corroon Corp.
     9.000% due 02/01/09                   750       776
XM Satellite Radio, Inc.
    14.000% due 03/15/10                   500       310
                                                 -------
                                                  35,091
                                                 -------

EURODOLLAR BONDS - 1.4%
Norske Skog
     8.625% due 06/15/11                   250       256
Ono Finance PLC
    Series $
    14.000% due 02/15/11                   500       366
                                                 -------
                                                     622
                                                 -------
YANKEE BONDS - 5.5%
Acetex Corp.
     10.875% due 08/01/09                  500       513


Cott Corp.
     8.500% due 05/01/07                   500       495
GT Group Telecom, Inc.
    Step Up Bond
    Zero Coupon due 02/01/10 (a)         1,500       390
Hollinger Participation
    12.125% due 11/15/10                   400       344
Iron Mountain, Inc.
     8.125% due 05/15/08                   200       199
Tembec Finance Corp.
     9.875% due 09/30/05                   500       515
Worldwide Fiber, Inc.
    12.500% due 12/15/05 (c)               500         2
                                                 -------
                                                   2,458
                                                 -------
TOTAL LONG-TERM INVESTMENTS
(cost $39,968)                                    38,171
                                                 -------

                                         NUMBER
                                           OF
                                         SHARES
                                         -------
PREFERRED STOCKS - 0.5%
Global Crossing Holdings, Ltd.           5,000       200
                                                 -------

TOTAL PREFERRED STOCKS
(cost $580)                                          200
                                                 -------

SHORT-TERM INVESTMENTS - 12.1%
American AAdvantage Money
    Market Fund                            407       407
Federal Home Loan Mortgage
    Discount Note
     3.600% due 09/04/01 (b)             3,000     2,999
Federated Investors Prime Cash
    Obligation Fund                      1,994     1,994
                                                 -------
TOTAL SHORT-TERM INVESTMENTS
(cost $5,400)                                      5,400
                                                 -------

                                       11

                                                    MARKET
                                          NUMBER    VALUE
                                            OF      (000)
                                          SHARES      $
                                        ----------  --------
WARRANTS - 0.1%
XM Satellite Radio, Inc.
    expiration date 03/15/10             1,000        12
GT Group Telecom, Inc.
    expiration date 02/01/10             2,000        21
Ono Finance PLC
    Series A$CT
    expiration date 02/15/11             1,000        25
                                                  ------
TOTAL WARRANTS
(cost $101)                                           58
                                                  ------
TOTAL INVESTMENTS - 98.2%
(identified cost $46,049)                         43,829

OTHER ASSETS AND LIABILITIES,
Net - 1.8%                                           818
                                                  ------
NET ASSETS - 100.0%                               44,647
                                                  ======

(a)   Adjustable floating rate security.
(b)   At amortized cost, which approximates market.
(c)   Nonincome-producing security.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                            AUGUST 31, 2001
ASSETS
Investments at market (identified cost $46,049)                                 $ 43,829
Receivables:
  Dividends and interest                                                             799
  Fund shares sold                                                                    53
Prepaid expenses                                                                      11
                                                                                --------
  Total assets                                                                    44,692
                                                                                --------
LIABILITIES
Payables:
  Accrued fees to affiliates                                   $         23
  Other accrued expenses                                                 22
                                                               ------------

    Total liabilities                                                                 45
                                                                                --------

NET ASSETS                                                                      $ 44,647
                                                                                ========
NET ASSETS CONSIST OF:
Undistributed net investment income                                             $    513
Accumulated net realized gain (loss)                                              (5,090)
Unrealized appreciation (depreciation) on investments                             (2,220)
Shares of beneficial interest                                                          5
Additional paid-in capital                                                        51,439
                                                                                --------

NET ASSETS                                                                      $ 44,647
                                                                                ========
NET ASSET VALUE, offering and redemption price per share:
  ($44,647,132 divided by 5,102,247 shares of $.001 par value
     shares of beneficial interest outstanding)                                 $   8.75
                                                                                ========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                             FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Interest                                                                     $     4,695
  Dividends                                                                            110
  Other income                                                                          17

    Total investment income                                                   ------------

                                                                                     4,822

EXPENSES
  Advisory fees                                                    $    136
  Administrative fees                                                    46
  Custodian fees                                                         25
  Distribution fees                                                      19
  Transfer agent fees                                                    29
  Professional fees                                                      17
  Registration fees                                                      27
  Shareholder servicing fees                                             13
  Trustees' fees                                                          9
  Miscellaneous                                                           9
                                                                   --------

  Expenses before reductions                                            330
  Expense reductions                                                     (6)
                                                                   --------
     Expenses, net                                                                     324
                                                                               -----------

Net investment income                                                                4,498
                                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                            (4,227)
Net change in unrealized appreciation (depreciation) on investments                (1,798)
                                                                               -----------

Net realized and unrealized gain (loss)                                            (6,025)
                                                                               -----------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                          $   (1,527)
                                                                               ===========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                           FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                         2001               2000
                                                                     ------------       ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income                                              $      4,498       $      3,797
  Net realized gain (loss)                                                 (4,227)              (863)
  Net change in unrealized appreciation (depreciation)                     (1,798)                71
                                                                     ------------       ------------

    Net increase (decrease) in net assets from operations                  (1,527)             3,005
                                                                     ------------       ------------

DISTRIBUTIONS
  From net investment income                                               (5,052)            (3,379)
  From net realized gain                                                        -                 (1)
                                                                     ------------       ------------

    Net decrease in net assets from distributions                          (5,052)            (3,380)
                                                                     ------------       ------------

SHARE TRANSACTIONS
    Net increase (decrease) in net assets from share transactions          (2,463)            19,217
                                                                     ------------       ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                (9,042)            18,842

NET ASSETS
  Beginning of period                                                      53,689             34,847
                                                                     ------------       ------------
  End of period (including undistributed net investment income of
    $513 and $1,067, respectively)                                   $     44,647       $     53,689
                                                                     =============      =============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                           FISCAL YEARS ENDED AUGUST 31,
                                                   --------------------------------------------
                                                      2001       2000        1999       1998*
                                                   ---------  ----------  ---------- ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $  10.14   $    10.32  $     9.90 $    10.00
                                                   ---------  ----------  ---------- ----------

INCOME FROM OPERATIONS
  Net investment income (a)                              .92         .96         .78        .18
  Net realized and unrealized gain (loss)              (1.30)       (.21)        .30       (.24)
                                                   ---------  ----------  ---------- ----------

    Total income from operations                        (.38)        .75        1.08       (.06)
                                                   ---------  ----------  ---------- ----------

DISTRIBUTIONS
  From net investment income                           (1.01)       (.93)       (.66)      (.04)
                                                   ---------  ----------  ---------- ----------

NET ASSET VALUE, END OF PERIOD                     $    8.75  $    10.14  $    10.32 $     9.90
                                                   =========  ==========  ========== ==========

TOTOAL RETURN (%)(b)                                   (3.80)       7.67       11.21       (.59)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)            44,647      53,689      34,847     11,908

  Ratios to average net assets (%)(c):
    Operating expenses, net (d)                          .71         .68         .65        .65
    Operating expenses, gross (d)                        .73         .69         .87       1.66
    Net investment income                               9.90        9.56        7.97       6.38

  Portfolio turnover rate (%)(b)                      217.68      164.01      234.31     173.64

*    For the period May 5, 1998 (commencement of operations) to August 31, 1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b)  Periods less than one year are not annualized.
(c)  The ratios for the period ended August 31, 1998 are annualized.
(d)  See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA High Yield Bond Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States fixed-income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter, fixed-income securities and options are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

   Many fixed-income securities do not trade each day, and thus last sale or bid prices are frequently not available. Fixed-income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001 the Fund had net tax basis capital loss carryovers of $108,278 and $1,007,534, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates of August 31, 2008, and August 31, 2009, respectively, whichever occurs first. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $3,941,443 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                            Net
                                                        Unrealized
     Federal Tax    Unrealized       Unrealized        Appreciation
        Cost       Appreciation    (Depreciation)     (Depreciation)
   -------------   ------------    --------------     --------------
    $ 46,082,143   $  988,347      $ (3,241,004)      $ (2,252,657)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investment in certain fixed income securities purchased at a discount, mortgage-backed securities and certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding US Government and Agency obligations and short-term investments, aggregated to $84,804,463 and $89,505,517, respectively.

   For the year ended August 31, 2001, purchases of US Government and Agency Obligations, excluding short-term investments and futures contracts, aggregated to $2,604,297.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company

   ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2001, there were no outstanding securities on loan and no income earned during the year.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at the annual rate of .30% of its average daily net assets. The Adviser has agreed to reimburse the Fund for all expenses in excess of .75% of its average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $6,067 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Fixed Income portfolios: $0 up to $1 billion - .0315%; over $1 billion - .029%.

   The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet") (collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $10,084, $842 and $35 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

    Advisory fees                                 $      11,720
    Administration fees                                   5,061
    Custodian fees                                        1,065
    Distribution fees                                       830
    Shareholder servicing fees                            3,216
    Transfer agent fees                                     737
    Trustees' fees                                          603
                                                  -------------
                                                  $      23,232
                                                  =============

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                              FISCAL YEARS ENDED AUGUST 31,
                                      ------------------------------------------
                                             2001                   2000
                                      --------------------  --------------------
                                        SHARES     DOLLARS    SHARES     DOLLARS
                                      ---------  ---------  ---------  ---------
Proceeds from shares sold                 3,036   $ 27,581      2,958   $ 29,717
Proceeds from reinvestment of
  distributions                             167      1,536         77        775
Payments for shares redeemed             (3,396)   (31,580)    (1,118)   (11,275)
                                      ---------  ---------  ---------  ---------

Total net increase (decrease)              (193)  $ (2,463)     1,917   $ 19,217
                                      =========  =========  =========  =========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7. DIVIDENDS
   On September 4, 2001, the Board of Trustees declared a dividend of $.1901 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

SSgA HIGH YIELD BOND FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

-------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal
    Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND
OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                              SPECIAL EQUITY FUND

                                AUGUST 31, 2001

                                 SSgA(R) FUNDS

                              SPECIAL EQUITY FUND

                                 Annual Report
                                August 31, 2001

                                Table of Contents

                                                      Page
   Chairman's Letter                                   4

   Portfolio Management Discussion and Analysis        6

   Report of Independent Accountants                   8

   Financial Statements                                9

   Financial Highlights                               14

   Notes to Financial Statements                      15

   Fund Management and Service Providers              20

"SSgA(R)" IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA SPECIAL EQUITY FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an overview of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Special Equity Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                      /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                         Gustaff V. Fish, Jr.
State Street Global Advisors               SSgA Funds Management, Inc.
Chairman and Chief Executive Officer       President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]
Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. David B. Smith, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Special Equity Fund. He is also a Portfolio Manager for The Tuckerman Group, an SSgA company specializing in real estate investments and strategic advisory services. Mr. Smith is a Senior Equity Analyst, specializing in Real Estate Investment Trusts (REITs). Mr. Smith holds a BA in Economics with a concentration in Financial Markets from the University of Massachusetts/Amherst and an MS in Finance from the Sawyer School of Management at Suffolk University. He is affiliated with the American Institute of Advanced Finance, through which he received his CFA training. He is a member of the Association for Investment Management and Research (AIMR), the Boston Security Analysts Society, the BancAnalysts Association of Boston, and the National Association of Real Estate Investment Trusts.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The SSgA Special Equity Fund seeks to maximize total return through investments in mid- and small capitalization US equity securities.

INVESTS IN: Mid- and small capitalization US equity securities.

STRATEGY: The investment approach emphasizes bottom-up stock selection informed by top-down macroeconomic analysis. The portfolio management team focuses on identifying high quality stocks with sustainable growth prospects.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                              RUSSELL
              SPECIAL        SMALL CAP
              EQUITY        COMPLETENESS
 DATES         FUND           INDEX **
     *        $10,000          $10,000
  1998         $7,170           $7,345
  1999         $9,182          $10,113
  2000        $16,495          $14,487
  2001         $9,825           $9,969
              $52,672          $51,914

SSgA SPECIAL EQUITY FUND

  Period Ended             Growth of        Total
    08/31/01                $10,000         Return
----------------         -------------    ----------
1 Year                   $     5,956      (40.44)%
Inception                $     9,825       (0.53)%+

RUSSELL SMALL CAP COMPLETENESS INDEX

  Period Ended             Growth of        Total
    08/31/01                $10,000         Return
----------------         -------------    ----------
1 Year                   $     6,881      (31.19)%
Inception                $     9,969       (0.09)%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

PERFORMANCE REVIEW
For the fiscal year ended August 31,2001, the SSgA Special Equity Fund lagged the Russell Small Cap Completeness Index posting a loss of 40.44% versus a decline of 31.19% for the benchmark.

MARKET AND PORTFOLIO HIGHLIGHTS
While technology stocks led the market and value stocks were largely ignored during calendar 2000, year-to-date 2001 has been relatively favorable for value issues. Investors have flocked to companies with, in some cases, flawed business models, as such issues have been viewed as turn-around situations. Coming into 2001, many of the Fund's holdings in the Technology sector had high valuations, as the fundamentals held up well last year. However, as fears of a global slowdown became a reality this year, the valuations of these stocks also had the furthest to fall.

The SSgA Special Equity Fund is well diversified, and owns stocks that have traditionally performed well during economic contraction. However, the Fund also remains well positioned to take advantage of market upswings should they materialize. The diversification inherent in the Fund is the single most important attribute during times of heightened market volatility. The Fund remains invested in companies such as Packeteer, which implements data and network management, and VeriSign, an Internet security entity. Within the Energy sector, the Fund began the year with an overweight exposure, with a particular focus on oil field services. The economic contraction in the first half of 2000 resulted in weakened demand for the natural gas used in industrial production. While there have been reductions to earnings estimates for 2002, the market is still expecting the Oil Services sector earnings growth to be 30-40% over 2001. The Fund's management team utilizes a long-term growth perspective to focus on dominant companies with a sustainable competitive advantage. This group of seasoned financial professionals implements top-down analysis to identify growth catalysts and inhibitors. Given the protracted global economic slowdown, the Fund favors firms that are well capitalized, with solid footing. The portfolio includes companies that are using this period of economic uncertainty to enhance their competitive positions. The Fund is holding higher quality companies with solid fundamentals, sound management teams and strong products. The Managers are paying particular attention to attributes such as excessive operating leverage and higher debt loads to help guide their stock selection. All of these measures have the potential to cushion the Fund from a sluggish US equity market.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)       AUGUST 31, 2001
Digex, Inc.                                       3.4%
TCF Financial Corp.                               2.9
Biopure Corp.                                     2.9
Gentex Corp.                                      2.9
Apartment Investment & Management Co.
Class A                                           2.8
P.F. Chang's China Bistro, Inc.                   2.8
ACE, Ltd.                                         2.7
Alexandria Real Estate Equities, Inc.             2.6
Gilead Sciences, Inc.                             2.6
Brinker International, Inc.                       2.6

                                 ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

  * The Fund commenced operations on May 1, 1998. Index comparison also began May 1, 1998.

 ** The Russell Small Cap Completeness Index is defined as the Russell 3000(R) Index minus the S&P 500(R) Index. Approximately 40% of the Russell Small Cap Completeness Index is comprised of small cap stocks, while the remaining 60% are mid-cap issues.

  +    Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Special Equity Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended and the changes in its net assets for each of the two fiscal years in the period ended, and the financial highlights for each of the three fiscal years in the period ended and for the period May 1, 1998 (commencement of operations) to August 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                             /s/PricewaterhouseCoopers LLP
October 10, 2001

STATEMENT OF NET ASSETS

                                             AUGUST 31, 2001

                                                     MARKET
                                           NUMBER     VALUE
                                             OF       (000)
                                           SHARES       $
                                           ------   --------
COMMON STOCKS - 95.4%
CONSUMER DISCRETIONARY - 20.1%
Brinker International, Inc. (a)            56,849      1,512
Chicos FAS, Inc. (a)                       17,100        646
Constellation Brands, Inc.
   Class A (a)                             16,800        711
Edison Schools, Inc. (a)                   62,100      1,143
Linens 'N Things, Inc. (a)                 56,600      1,471
Oshkosh Truck Corp.
   Class B                                 13,100        488
P.F. Chang's China Bistro, Inc. (a)        36,000      1,602
Radio One, Inc. (a)                        11,700        174
Ruby Tuesday, Inc.                         76,700      1,396
Starwood Hotels & Resorts
   Worldwide, Inc.
   Class B                                 36,100      1,222
Wolverine World Wide, Inc.                 63,500      1,182
                                                    --------
                                                      11,547
                                                    --------

CONSUMER STAPLES - 1.4%
Dreyers Grand Ice Cream, Inc.              26,200        784
                                                    --------

ENERGY - 3.1%
Noble Drilling Corp. (a)                   33,700        917
Smith International, Inc. (a)              18,500        858
                                                    --------
                                                       1,775
                                                    --------

FINANCIALS - 21.5%
ACE, Ltd.                                  47,800      1,585
Affiliated Managers Group, Inc. (a)        20,800      1,475
Alexandria Real Estate Equities, Inc. (b)  38,300      1,532
Apartment Investment &
   Management Co.
   Class A (b)                             34,200      1,641
Boston Properties, Inc. (b)                38,100      1,501
Gallagher (Arthur J.) & Co.                56,200      1,490
Legg Mason, Inc.                           32,600      1,458
TCF Financial Corp.                        37,200      1,689
                                                    --------
                                                      12,371
                                                    --------

HEALTH CARE - 15.3%
Aviron (a)                                 28,300        634
Biopure Corp. (a)                          75,000      1,677
Community Health Care New (a)              34,100      1,066
Enzon, Inc. (a)                            23,500      1,500
Gilead Sciences, Inc. (a)                  25,200      1,530
IDEC Pharmaceuticals Corp. (a)             20,000      1,185
Quintiles Transnational Corp. (a)          68,500      1,199
                                                    --------
                                                       8,791
                                                    --------

INDUSTRIALS - 4.3%
Parker-Hannifin Corp.                      25,600      1,127
Teekay Shipping Corp.                      37,000      1,328
                                                    --------
                                                       2,455
                                                    --------

INFORMATION TECHNOLOGY - 22.3%
Brocade Communications
   Systems, Inc. (a)                       36,000        866
Digex, Inc. (a)                           336,200      2,004
Emulex Corp. (a)                           36,100        574
Extreme Networks, Inc. (a)                 35,000        564
Gentex Corp. (a)                           55,500      1,660
Jabil Circuit, Inc. (a)                    60,800      1,405
Network Plus Corp. (a)                    294,200        641
Nuance Communications, Inc. New (a)        55,400        578
ONI Systems Corp. New (a)                  72,800      1,012
Packeteer, Inc. (a)                        55,400        348
Rational Software Corp. (a)                54,600        784
VeriSign, Inc. (a)                         31,500      1,293
Veritas Software Corp. (a)                 14,800        425
Vitesse Semiconductor Corp. (a)            43,100        629
                                                    --------
                                                      12,783
                                                    --------

MATERIALS - 2.3%
OM Group                                   20,500      1,335
                                                    --------

                                        9

                                                     MARKET
                                           NUMBER     VALUE
                                             OF       (000)
                                           SHARES       $
                                           ------   --------
TELECOMMUNICATION SERVICES - 3.1%
Allegiance Telecom, Inc. (a)              101,500      1,262
McLeodUSA, Inc. (a)                       405,700        507
                                                    --------
                                                       1,769
                                                    --------

UTILITIES - 2.0%
Mirant Corp. New (a)                       40,256      1,153
                                                    --------

TOTAL COMMON STOCKS
(cost $64,324)                                        54,763
                                                    --------

SHORT-TERM INVESTMENTS - 5.9%
AIM Short-Term Investment
   Prime Portfolio Class A                  1,597      1,597
Federated Investors
   Prime Cash Obligation Fund               1,819      1,819
                                                    --------

TOTAL SHORT-TERM INVESTMENTS
(cost $3,416)                                          3,416
                                                    --------

TOTAL INVESTMENTS - 101.3%
(identified cost $67,740)                             58,179

OTHER ASSETS AND LIABILITIES,
NET - (1.3%)                                            (749)
                                                    --------

NET ASSETS - 100.0%                                   57,430
                                                    ========

(a) Nonincome-producing security.
(b) Real Estate Investment Trust (REIT).

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                          AUGUST 31, 2001
ASSETS
Investments at market (including securities on loan of $8,622), (identified cost $67,740)                  $     58,179
Receivables:
   Dividends                                                                                                         15
   Investments sold                                                                                                  67
   Fund shares sold                                                                                                   9
Prepaid expenses                                                                                                     12
Short-term investments held as collateral for securities loaned, at market                                        9,114
                                                                                                           ------------

      Total assets                                                                                               67,396

LIABILITIES
Payables:
   Investments purchased                                                                     $      737
   Fund shares redeemed                                                                              35
   Accrued fees to affiliates                                                                        49
   Other accrued expenses                                                                            31
Payable upon return of securities loaned, at market                                               9,114
                                                                                             ----------

      Total liabilities                                                                                           9,966
                                                                                                           ------------

NET ASSETS                                                                                                 $     57,430
                                                                                                           ============

NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                                       $     (9,571)
Unrealized appreciation (depreciation) on investments                                                            (9,561)
Shares of beneficial interest                                                                                         6
Additional paid-in capital                                                                                       76,556
                                                                                                           ------------

NET ASSETS                                                                                                 $     57,430
                                                                                                           ============

NET ASSET VALUE, offering and redemption price per share:
   ($57,429,845 divided by 5,855,044 shares of $.001 par value
      shares of beneficial interest outstanding)                                                           $       9.81
                                                                                                           ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                                          FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
   Dividends                                                                                               $        588
   Securities Lending Income                                                                                        124
                                                                                                           ------------

      Total investment income                                                                                       712

EXPENSES
   Advisory fees                                                                             $       506
   Administrative fees                                                                                52
   Custodian fees                                                                                     25
   Distribution fees                                                                                  46
   Transfer agent fees                                                                                43
   Professional fees                                                                                  19
   Registration fees                                                                                  31
   Shareholder servicing fees                                                                         22
   Trustees' fees                                                                                      9
   Miscellaneous                                                                                      12
                                                                                             -----------

   Expenses before reductions                                                                        765
   Expense reductions                                                                                (22)
                                                                                             ===========

     Expenses, net                                                                                                  743
                                                                                                           ------------

Net investment income (loss)                                                                                        (31)
                                                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments                                                                          (4,904)
Net change in unrealized appreciation (depreciation) on investments                                             (29,921)
                                                                                                           ------------

Net realized and unrealized gain (loss)                                                                         (34,825)
                                                                                                           ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                      $    (34,856)
                                                                                                           ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                              FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                                                               2001            2000
                                                                                          --------------   ------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income (loss)                                                            $         (31)  $       (169)
   Net realized gain (loss)                                                                       (4,904)        (1,693)
   Net change in unrealized appreciation (depreciation)                                          (29,921)        19,293
                                                                                           -------------   ------------

     Net increase (decrease) in net assets from operations                                       (34,856)        17,431
                                                                                           -------------   ------------

DISTRIBUTIONS
   From net investment income                                                                         --             (6)
                                                                                           -------------   ------------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions                                   6,797         57,443
                                                                                           -------------   ------------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                                      (28,059)        74,868

NET ASSETS
   Beginning of period                                                                            85,489         10,621
                                                                                           -------------   ------------

   End of period.                                                                          $      57,430   $     85,489
                                                                                           =============   ============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                    FISCAL YEARS ENDED AUGUST 31,
                                                                            ---------------------------------------------
                                                                               2001        2000        1999        1998*
                                                                            ---------   ---------   ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $   16.47   $    9.17   $    7.17   $   10.00
                                                                            ---------   ---------   ---------   ---------

INCOME FROM OPERATIONS
   Net investment income (loss)(a)                                               (.01)       (.05)         --         .01
   Net realized and unrealized gain (loss)                                      (6.65)       7.35        2.01       (2.84)
                                                                            ---------   ---------   ---------   ---------

      Total income from operations                                              (6.66)       7.30        2.01       (2.83)
                                                                            ---------   ---------   ---------   ---------

DISTRIBUTIONS
   From net investment income                                                      --          --        (.01)         --
                                                                            ---------   ---------   ---------   ---------

NET ASSET VALUE, END OF PERIOD                                              $    9.81   $   16.47   $    9.17   $    7.17
                                                                            =========   =========   =========   =========

TOTAL RETURN (%)(b)                                                            (40.44)      79.65       28.06      (28.30)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, end of period (in thousands)                                    57,430      85,489      10,621      13,146

   Ratios to average net assets (%)(c):
      Operating expenses, net (d)                                                1.10        1.10        1.10        1.10
      Operating expenses, gross (d)                                              1.13        1.14        1.57        1.55
      Net investment income (loss)                                               (.05)       (.37)        .01         .24

   Portfolio turnover rate (%)(c)                                              104.62       46.45      211.30       88.36

*   For the period May 1, 1998 (commencement of operations) to August 31, 1998.
(a) For the periods subsequent to August 31, 1998, average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for the period ended August 31, 1998 are annualized.
(d) See Note 4 for current periods amounts.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA Special Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $175,703, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2008. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $7,885,813 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:


                                                               NET
                                                            UNREALIZED
       FEDERAL TAX     UNREALIZED        UNREALIZED        APPRECIATION
          COST        APPRECIATION     (DEPRECIATION)     (DEPRECIATION)
      -------------  --------------   ---------------    ----------------
     $   69,250,101  $    4,403,157   $   (15,474,037)   $   (11,070,880)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments, aggregated to $76,541,840 and $68,403,932, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $8,622,485 and $9,113,858 respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total amount of the reimbursement for the year ended August 31, 2001, was $19,849. As of August 31,2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $2,605 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .100% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $16,879, $1,961 and $2,017 by State Street, Capital Markets and CitiStreet. The Funds did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $3,045 for the year ended August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

      Advisory fees                           $       34,486
      Administration fees                              4,272
      Custodian fees                                   1,735
      Distribution fees                                3,783
      Shareholder servicing fees                       1,882
      Transfer agent fees                              2,468
      Trustees' fees                                     455
                                              --------------
                                              $       49,081
                                              ==============

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                        FISCAL YEARS ENDED AUGUST 31,
                                                    -----------------------------------------------------------------
                                                                  2001                              2000
                                                    -------------------------------   -------------------------------
                                                        SHARES           DOLLARS          SHARES           DOLLARS
                                                    --------------   --------------   --------------   --------------
   Proceeds from shares sold                                 5,815   $       69,457            5,282   $       75,226
   Proceeds from reinvestment of
      distributions                                             --               --               --               --
   Payments for shares redeemed                             (5,152)         (62,660)          (1,248)         (17,783)
                                                    --------------   --------------   --------------   --------------

   Total net increase (decrease)                               663   $        6,797            4,034   $       57,443
                                                    ==============   ==============   ==============   ==============

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. Miscellaneous expenses on the Statement of Operations include $1,267 of interest expense paid under the interfund lending program.

SSgA SPECIAL EQUITY FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327
--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                             AGGRESSIVE EQUITY FUND

                                 AUGUST 31, 2001

                                 SSgA(R) FUNDS

                             AGGRESSIVE EQUITY FUND

                                 Annual Report
                                August 31, 2001

                               Table of Contents

                                                           Page

   Chairman's Letter                                         4

   Portfolio Management Discussion and Analysis              6

   Report of Independent Accountants                         8

   Financial Statements                                      9

   Financial Highlights                                     14

   Notes to Financial Statements                            15

   Tax Information                                          21

   Fund Management and Service Providers                    22

"SSgA(R) " IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA AGGRESSIVE EQUITY FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an over-view of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA Aggressive Equity Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timoty B. Harbert                      /s/Gustaff V. Fish, Jr.

Timoty B. Harbert                         Gustaff V. Fish, Jr.
State Street Global Advisors              SSgA Funds Management, Inc.
Chairman and Chief Executive Officer      President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V.FISH, JR.]

Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Michael Caplan, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA Aggressive Equity Fund. Mr. Caplan is the Strategy Leader for the Aggressive Growth and Small Cap Strategies, and developing equity strategies for global investments. He has extensive experience in developing actively managed quantitative investment strategies as well as combining fundamental research information with quantitative analysis. He has been a portfolio manager since 1986 and has also worked for Independence Investment Associates and MassMutual Life Insurance Company (David L. Babson Inc.). Mr. Caplan has a BA in Political Science and an MBA in Finance and Corporate Accounting from the University of Rochester. He also holds the CFA Charter and is a member of the Boston Security Analysts Society.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: Provide total returns that exceed over time the Russell 3000(R)Index.

INVESTS IN: US equity securities.

STRATEGY: The Fund uses a systematic approach designed to uncover equity securities that are believed to be undervalued, with superior growth potential. This disciplined investment approach rests on a modeling process that evaluates vast amounts of financial and market data and corporate earnings forecasts. The result is an investment process that provides positive long-term total returns through strong bottom-up stock selection. In addition the Fund can invest in IPO's (Initial Public Offerings).

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                        AGGRESSIVE
                          EQUITY           RUSSELL 3000(R)
     DATES                 FUND                INDEX**
         *               $10,000               $10,000
      1999               $12,730               $10,714
      2000               $27,041               $12,924
      2001               $18,070                $9,756
Total                    $67,841               $43,394

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the SSgA Aggressive Equity Fund lost 33.17%, compared to the Russell 3000(R) Index, which fell 24.52% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The Fund's performance was driven primarily by selection in the Health Care and Consumer Discretionary sectors. Positions in the biotechnology, medical providers/services and drugs industries contributed to the bulk of the Fund's success in the Health Care sector. Within the Consumer Discretionary sector the construction/real property, leisure and apparel retail industries all positively contributed to the Fund's performance.

The investment process employed by the Fund emphasizes quantitative modeling, which implements an integrated growth and value bottom-up stock selection method designed to outperform the benchmark index over the long-term. While risk controls are used in portfolio construction, the Fund may

SSgA AGGRESSIVE EQUITY FUND

  Period Ended             Growth of         Total
    08/31/01                $10,000         Return
---------------     -----------------   --------------
1 Year                    $   6,683        (33.17)%
Inception                 $  18,070         24.79%+
---------------     -----------------   --------------

RUSSELL 3000(R) INDEX

   Period Ended            Growth of         Total
     08/31/01               $10,000         Return
---------------     -----------------   --------------
1 Year                       $   7,548     (24.52)%
Inception                    $   9,756      (0.92)%+
---------------     -----------------   --------------

SEE RELATED NOTES ON FOLLOWING PAGE.

take controlled positions that deviate from the benchmark in those securities with fair valuations and strong long-term growth prospects. The Manager's stock evaluation process is industry-relative, and as a result, if the corporate fundamentals of two companies are equally sound, the Fund will invest in the company with the better relative valuation. Because value is an integral component of the investment process, the Fund will not be overweighed in stocks in which the Manager views to be excessively expensive.

As the Fund's investment process is disciplined and driven from the bottom-up (as opposed to using a macro or so-called top-down view), overall Fund strategy and approach does not change during times of extremes in market performance or volatility. The Fund avoids responding suddenly to the current investment environment through sector timing or top-down thematic investing.

MARKET AND PORTFOLIO HIGHLIGHTS

For the twelve months ended August 31, 2001, the US equity market, as measured by the Russell 3000 (R) Index, declined steadily. A strong dose of reality took hold of the markets in the closing quarter of 2000 and continued into 2001. Several factors contributed to the decline of stocks across the board during this period. Valuations, which reached surreal levels early in calendar year 2000, continued to come down from their peaks. Real earnings and cash flow came back into vogue and many stocks were found wanting. Disappointing US equity returns reflected this changing environment. The returns of the Russell style indices mirror the dramatic and unprecedented swing that occurred between growth and value stocks in 2000 that continues in 2001.

Market behavior over the past 12 months was greatly influenced by the actions of the Federal Reserve. The Fed exhibited a tightening bias for the first quarter of the calendar year 2000 and began dramatic easing early in 2001. The tightening had a direct effect on the pace of economic growth yet the loosening of its policy has not appeared to have a significant influence on corporate spending. At this point, the consumer appears to be keeping the US economy out of a recession by continued spending on housing, entertainment, and travel.

At August 31, 2001, the SSgA Aggressive Equity Fund held 62 stocks with an average weighted market capitalization of $46.6 billion. The Fund maintains portfolio characteristics that are consistent with the Russell 3000(R) Index. As the Fund's objective is achieved through stock selections with a disciplined investment approach, the portfolio will seek to be fully invested at all times.

TOP TEN EQUITY HOLDINGS

(AS A PERCENT OF TOTAL INVESTMENTS)                    AUGUST 31, 2001
General Electric Co.                                          3.4%
Pfizer, Inc.                                                  3.1
Microsoft Corp.                                               2.7
Federal National Mortgage Association                         2.6
Federal Home Loan Mortgage Corp.                              2.3
Washington Mutual, Inc.                                       2.3
Frontier Oil Corp.                                            2.2
Argosy Gaming Co.                                             2.1
Airgas, Inc.                                                  2.1
Nash Finch Co.                                                2.1

                                 ---------------

NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

 * The Fund commenced operations on December 30, 1998. Index comparison also began December 30, 1998.

** The Russell 3000(R) Index is comprised of the 3,000 largest US companies based on total market capitalization, representing approximately 98% of the investable US equity market.

 +     Annualized.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA Aggressive Equity Fund (the "Fund") at August 31, 2001, the results of its operations for the fiscal year then ended, and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period December 30, 1998 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                             /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA AGGRESIVE EQUITY FUND

STATEMENT OF NET ASSESTS

                                                 AUGUST 31, 2001
                                                          MARKET
                                              NUMBER      VALUE
                                                OF        (000)
                                              SHARES        $
                                            --------    --------
COMMON STOCKS - 92.6%
CONSUMER DISCRETIONARY - 20.8%
AOL Time Warner, Inc. (a)                     28,500       1,064
Apollo Group, Inc. Class A (a)                 4,449         175
Argosy Gaming Co. (a)                         38,200       1,136
Best Buy Co. (a)                              11,800         696
Direct Focus, Inc. (a)                         6,000         168
Group 1 Automotive, Inc. (a)                  37,700       1,112
Harland (John H.) Co.                         44,700       1,039
Hollywood Entertainment Corp. (a)             53,700         644
Hotel Reservations Network, Inc.
  Class A (a)                                 14,800         616
Lennar Corp.                                  15,600         695
Nortek, Inc. (a)                              10,000         317
NVR, Inc. (a)                                  6,900       1,111
Office Depot, Inc. (a)                        78,000       1,084
Sonic Automotive, Inc. (a)                    62,000       1,091
Wet Seal, Inc. Class A (The) (a)               3,800          77
                                                        --------
                                                          11,025
                                                        --------
CONSUMER STAPLES - 8.1%
Dial Corp.                                    64,800       1,092
Dole Food Co., Inc.                           45,200       1,084
Nash Finch Co.                                31,800       1,119
Pepsi Bottling Group, Inc. (The)              18,200         804
Smithfield Foods, Inc. (a)                     4,000         177
                                                        --------
                                                           4,276
                                                        --------
ENERGY - 4.8%
Frontier Oil Corp.                            69,500       1,188
Key Energy Group, Inc. (a)                    66,500         617
Kinder Morgan, Inc.                           13,700         762
                                                        --------
                                                           2,567
                                                        --------
FINANCIALS - 16.3%
American International Group, Inc.             4,900         383
AmeriCredit Corp. (a)                         17,900         826
Doral Financial Corp.                         21,100         695
Federal National Mortgage Association         18,800       1,433
Freddie Mac                                   20,300       1,276
Golden State Bancorp, Inc.                    21,200         636
Greenpoint Financial Corp.                    28,200       1,114
Metris Companies, Inc.                        38,000       1,034
Washington Mutual, Inc.                       33,000       1,237
                                                        --------
                                                           8,634
                                                        --------
HEALTH CARE - 15.3%
Coventry Health Care, Inc. (a)                   300           7
DaVita, Inc. (a)                              52,300       1,080
Edwards Lifesciences Corp. (a)                27,500         723
King Pharmaceuticals, Inc. (a)                24,900       1,077
Medquist, Inc. (a)                            24,200         623
Mid Atlantic Medical Services, Inc. (a)        6,600         139
Oxford Health Plans, Inc. (a)                 18,600         558
Perrigo Co. (a)                               62,500       1,009
Pfizer, Inc.                                  43,500       1,666
Pharmaceutical Product
  Development, Inc. (a)                        5,100         153
Wellpoint Health Networks, Inc. (a)           10,200       1,086
                                                        --------
                                                           8,121
                                                        --------
INDUSTRIALS - 14.5%
Airborne, Inc.                                78,500       1,064
Boeing Co. (The)                              15,400         788
Fisher Scientific International, Inc.(a)      42,200       1,055
General Electric Co.                          45,100       1,848
Hughes Supply, Inc.                           40,800       1,116
Intermagnetics General Corp. (a)              23,970         725
Ryland Group, Inc. (The)                      20,800       1,119
                                                        --------
                                                           7,715
                                                        --------
INFORMATION TECHNOLOGY - 9.6%
Activision, Inc. (a)                          18,900         700
Cerner Corp. (a)                               3,200         155
Computer Associates International, Inc.       14,000         435
First Data Corp.                               1,700         112
Global Payments, Inc.                         17,900         636
Intel Corp.                                   12,700         355
L-3 Communications Holdings, Inc. (a)          1,500         101
Lockheed Martin Corp.                         20,500         817

                                       9

                                                          MARKET
                                              NUMBER      VALUE
                                                OF        (000)
                                              SHARES        $
                                            --------    --------
Microsoft Corp. (a)                           26,000       1,483
MTS Systems Corp.                             23,200         302
                                                        --------
                                                           5,096
                                                        --------
MATERIALS - 2.1%
Airgas, Inc. (a)                              80,600       1,132
                                                        --------
UTILITIES - 1.1%
Enron Corp.                                   16,800         588
                                                        --------
TOTAL COMMON STOCKS
(cost $50,968)                                            49,154
                                                        --------

                                           PRINCIPAL    Market
                                            AMOUNT      Value
                                             (000)      (000)
                                               $          $
                                           ---------  ----------
SHORT-TERM INVESTMENTS - 9.8%
AIM Short-Term Investment Prime
  Portfolio Class A                            2,555       2,555
Federated Investors Prime Cash
  Obligation Fund                              2,555       2,555
United States Treasury Bills (b)(c)(d)
  3.440 due 9/15/01                              100         100
                                                        --------
TOTAL SHORT-TERM INVESTMENTS
(cost $5,210)                                              5,210
                                                        --------
TOTAL INVESTMENTS - 102.4%
(identified cost $56,178)                                 54,364

OTHER ASSETS AND LIABILITIES,
NET - (2.4%)                                             (1,282)
                                                        --------
NET ASSETS - 100.0%                                       53,082
                                                        ========


                                                      UNREALIZED
                                            NUMBER   APPRECIATION
                                              OF    (DEPRECIATION)
FUTURES  CONTRACTS                        CONTRACTS     (000)
                                          ---------- ------------
Russell 1000 Index
   expiration date 09/01                          10       $ (86)
                                                        ---------

Total Unrealized Appreciation
   (Depreciation)on Open                                   $ (86)
   Futures Contracts Purchased                          =========

(a) Nonincome-producing security.
(b) At amortized cost, which approximates market.
(c) Rate noted is yield-to-maturity from date of acquisition.
(d) Pledged to cover initial margin requirements for open futures contracts purchased by the Fund.

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                             AUGUST 31, 2001
ASSETS
Investments at market (including securities on loan of $6,305), (identified cost $56,178)                     $     54,364
Cash                                                                                                                15,335
Receivables:
  Dividends                                                                                                             23
  Investments sold                                                                                                   5,951
  Fund shares sold                                                                                                       6
  From Advisor                                                                                                          76
  Daily variation margin on futures contracts                                                                           15
Prepaid expenses                                                                                                         7
Short-term investments held as collateral for securities loaned, at market                                           6,498
                                                                                                              ------------
      Total assets                                                                                                  82,275

LIABILITIES
Payables:
  Investments purchased                                                                     $     22,655
  Accrued fees to affiliates                                                                          14
  Other accrued expenses                                                                              26
Payable upon return of securities loaned, at market                                                6,498
                                                                                            ------------
      Total liabilities                                                                                             29,193
                                                                                                              ------------
NET ASSETS                                                                                                    $     53,082
                                                                                                              ============
NET ASSETS CONSIST OF:
Accumulated net realized gain (loss)                                                                          $     (3,586)
Unrealized appreciation (depreciation) on:
  Investments                                                                                                       (1,814)
  Futures contracts                                                                                                    (86)
Shares of beneficial interest                                                                                           12
Additional paid-in capital                                                                                          58,556
                                                                                                              ------------
NET ASSETS                                                                                                    $     53,082
                                                                                                              ============
NET ASSET VALUE, offering and redemption price per share:
   ($53,082,401 divided by 12,128,240 shares of $.001 par value
       shares of beneficial interest outstanding)                                                             $       4.38
                                                                                                              ============

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                                             FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
  Dividends                                                                                                   $         51
  Securities Lending Income                                                                                              5
  Interest                                                                                                               4
                                                                                                              ------------
     Total investment income                                                                                            60

EXPENSES
  Advisory fees                                                                             $         85
  Administrative fees                                                                                 42
  Custodian fees                                                                                      17
  Distribution fees                                                                                    7
  Transfer agent fees                                                                                 21
  Professional fees                                                                                   44
  Registration fees                                                                                   43
  Shareholder servicing fees                                                                           4
  Trustees' fees                                                                                       8
  Miscellaneous                                                                                        9
                                                                                            ------------
  Expenses before reductions                                                                         280
  Expense reductions                                                                                (156)
                                                                                            ------------
     Expenses, net                                                                                                     124
                                                                                                              ------------
Net investment income (loss)                                                                                           (64)
                                                                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Investments                                                                                     (3,200)
  Futures contracts                                                                                 (319)           (3,519)
                                                                                            ------------
Net change in unrealized appreciation (depreciation) on:
  Investments                                                                                     (2,987)
  Futures contracts                                                                                  (86)           (3,073)
                                                                                            ------------      ------------
Net realized and unrealized gain (loss)                                                                             (6,592)
                                                                                                              ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                         $     (6,656)
                                                                                                              ============

  See accompanying notes which are an integral part ofthe financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                 FOR THE FISCAL YEARS ENDED AUGUST 31,

                                                                                   2001          2000
                                                                            -------------   --------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
  Net investment income (loss)                                               $        (64)    $        (79)
  Net realized gain (loss)                                                         (3,519)           7,135
  Net change in unrealized appreciation (depreciation)                             (3,073)             821
                                                                            -------------   --------------
    Net increase (decrease) in net assets from operations                          (6,656)           7,877

DISTRIBUTIONS
  From net investment income                                                           --              (10)
  From net realized gain                                                           (6,204)          (2,303)
                                                                            -------------   --------------
    Net decrease in net assets from distributions                                  (6,204)          (2,313)
                                                                            -------------   --------------
SHARE TRANSACTIONS
  Net increase (decrease) in net assets from share transactions                    57,590           (4,397)
                                                                            -------------   --------------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                        44,730            1,167

NET ASSETS
  Beginning of period                                                               8,352            7,185
                                                                            -------------   --------------
  End of period                                                              $     53,082     $      8,352
                                                                            =============   ==============

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                         FISCAL YEARS ENDED AUGUST 31,
                                                                    ------------------------------ -------
                                                                         2001          2000          1999*
                                                                    ------------   ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                $    19.97     $    12.73   $    10.00
                                                                    ----------     ----------   ----------

INCOME FROM OPERATIONS
  Net investment income (loss)(a)                                           --           (.13)        (.04)
  Net realized and unrealized gain (loss)                                (3.77)         11.40         2.77
                                                                    ----------     ----------   ----------
  Total income from operations                                           (3.77)         11.27         2.73
                                                                    ----------     ----------   ----------

DISTRIBUTIONS
  From net investment income                                                --           (.02)          --
  From net realized gain                                                (11.82)         (4.01)          --
                                                                    ----------     ----------   ----------
    Total distributions                                                 (11.82)         (4.03)          --
                                                                    ----------     ----------   ----------
NET ASSET VALUE, END OF PERIOD                                      $     4.38     $    19.97   $    12.73
                                                                    ==========     ==========   ==========
TOTAL RETURN (%)(b)                                                     (33.17)        112.42        27.30

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)                              53,082          8,352        7,185

  Ratios to average net assets (%)(c):
    Operating expenses, net (d)                                           1.10           1.10         1.10
    Operating expenses, gross (d)                                         2.48           1.87         2.07
    Net investment income (loss)                                          (.57)          (.75)        (.50)

  Portfolio turnover rate (%)(b)                                        262.01         336.60       179.56

 * For the period December 30, 1998 (commencement of operations) to August 31, 1999.
(a)   Average month-end shares outstanding were used for this calculation.
(b)   Periods less than one year are not annualized.
(c)   The ratios for periods less than one year are annualized.
(d)   See Note 4 for current period amounts.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31, 2001. These financial statements report on one portfolio, the SSgA Aggressive Equity Fund (the "Fund"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $227,273, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $3,333,214 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31, 2001 are as follows:

                                                               NET
                                                            UNREALIZED
        FEDERAL TAX       UNREALIZED      UNREALIZED       APPRECIATION
           COST          APPRECIATION   (DEPRECIATION)    (DEPRECIATION)
       -------------     ------------   --------------    --------------
       $  56,289,484     $  1,244,693   $  (3,170,276)    $  (1,925,583)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to investments in certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund utilizes exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments, aggregated to $78,489,060 and $31,512,091, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31, 2001, the value of outstanding securities on loan and the value of collateral amounted to $6,305,027 and $6,497,643, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser, calculated daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Adviser has voluntarily agreed to reimburse the Fund for all expenses in excess of 1.10% of average daily net assets on an annual basis. The total amount of reimbursement for the year ended August 31, 2001, was $154,939. As of August 31, 2001, the receivable due from the Adviser for reimbursed expenses in excess of the expense cap has been netted against the Advisory fee payable. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $874 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the

   Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $368 and $488 by State Street and Capital Markets. The Funds did not incur any expenses from CitiStreet, Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   AFFILIATED BROKERAGE: The Fund placed a portion of its portfolio transactions with Capital Markets, an affiliated broker dealer of State Street. The commissions paid to Capital Markets were $38,664 for the year ended August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated
   with the Investment Company an annual retainer, plus specified   amounts for
   board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.


   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

      Administration fees                          $          10,002
      Custodian fees                                             182
      Distribution fees                                          599
      Shareholder servicing fees                               2,318
      Transfer agent fees                                        183
      Trustees' fees                                             177
                                                   -----------------
                                                   $          13,461
                                                   =================

   BENEFICIAL INTEREST: As of August 31, 2001, three shareholders (who are also other series of the Investment Company) were record owners of approximately 48%, 38% and 10%, respectively, of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                           FISCAL YEARS ENDED AUGUST 31,
                                                         -------------------------------------------------------
                                                                    2001                            2000
                                                         --------------------------     ------------------------
                                                           SHARES         DOLLARS        SHARES        DOLLARS
                                                         ----------     -----------     ---------     ----------
   Proceeds from shares sold                                 11,745     $    56,348           278     $    4,816
   Proceeds from reinvestment of
     distributions                                              859           6,138           187          2,310
   Payments for shares redeemed                                (894)         (4,896)         (611)       (11,523)
                                                         ----------     ------------    ---------     ----------
   Total net increase (decrease)                             11,710     $    57,590          (146)    $   (4,397)
                                                         ==========     ============    =========     ==========

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid distributions of $203,320 from net long-term capital gains during its taxable year ended August 31, 2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA AGGRESSIVE EQUITY FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

-------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy,
   Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street Boston,
   Massachusetts 02110

                                    [GRAPHIC]

                               [LOGO]SSgA(R) FUNDS

                                 ANNUAL REPORT

                                IAM SHARES FUND

                                 AUGUST 31, 2001

                                  SSgA(R) FUNDS

                                IAM SHARES FUND

                                 Annual Report
                                August 31, 2001

                               Table of Contents

                                                           Page
   Chairman's Letter                                       4

   Portfolio Management Discussion and Analysis            6

   Report of Independent Accountants                       8

   Financial Statements                                    9

   Financial Highlights                                   17

   Notes to Financial Statements                          18

   Tax Information                                        24

   Fund Management and Service Providers                  25

"SSgA(R) " IS A REGISTERED TRADEMARK OF STATE STREET CORPORATION AND IS LICENSED FOR USE BY THE SSgA FUNDS.

THIS REPORT IS PREPARED FROM THE BOOKS AND RECORDS OF THE FUND AND IT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. THIS INFORMATION IS FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A SSgA FUNDS PROSPECTUS CONTAINING MORE COMPLETE INFORMATION CONCERNING THE INVESTMENT OBJECTIVE AND OPERATIONS OF THE FUND, CHARGES AND EXPENSES. THE PROSPECTUS SHOULD BE READ CAREFULLY BEFORE AN INVESTMENT IS MADE.

PERFORMANCE IS HISTORICAL AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. INTERNATIONAL MARKETS ENTAIL DIFFERENT RISKS THAN THOSE TYPICALLY ASSOCIATED WITH DOMESTIC MARKETS, INCLUDING CURRENCY FLUCTUATIONS, POLITICAL AND ECONOMIC INSTABILITY, ACCOUNTING CHANGES AND FOREIGN TAXATION. SECURITIES MAY BE LESS LIQUID AND MORE VOLATILE. PLEASE SEE THE PROSPECTUS FOR FURTHER DETAILS. RUSSELL FUND DISTRIBUTORS, INC., IS THE DISTRIBUTOR OF THE SSgA FUNDS.

SSgA IAM SHARES FUND

LETTER FROM THE CHAIRMAN OF STATE STREET GLOBAL ADVISORS

DEAR SHAREHOLDERS,

It is our pleasure as Chairman and Chief Executive Officer of SSgA and President of SSgA Funds Management, Inc. to provide you with the SSgA Funds annual report for the fiscal year ended August 31, 2001. The SSgA Fund Family has grown to include twenty-four portfolios with over $24 billion in assets as of August 31, 2001. The Fund Family provides a wide range of strategies covering the world's major markets. The enclosed information provides an over-view of the investment process, the portfolio management and discussion, performance updates and financial information for the SSgA IAM SHARES Fund. Since the Fund's year-end, the tragic events of September 11 and its aftermath have increased market uncertainty and wariness. Volatility is likely to remain high in the near term, and the US economy is likely to slip in to a near-term recession. However, we expect that an economic recovery should get underway in 2002 and gather pace as the year progresses providing the conditions for more favorable market returns.

As the sixth largest money manager in the world, SSgA is constantly striving to prove our commitment to our customers. In doing so, the Advisor of these funds was registered with the Securities and Exchange Commission this past spring. The new entity, SSgA Funds Management, Inc., is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company, and is one of the State Street Global Advisors companies, comprising all of the investment advisory affiliates of State Street. The reorganization will not affect the advisory services provided to the Funds or the identity of the individuals providing these services.

In providing high quality investment products to our shareholders, we have made changes to two of our existing Funds. Effective December 19, 2000, the name of the SSgA Active International Fund was changed to the SSgA International Stock Selection Fund. The new name reflects a modification of the investment strategy of the Fund that focuses primarily on stock selection. In addition, effective June 1, 2001, the name of the SSgA Matrix Equity Fund changed to the SSgA Disciplined Equity Fund. This name change reflects a change in the investment objective to one that employs bottom-up quantitative stock selection among the securities included in, but not limited to, the S&P 500(R) Index.

Additionally, the SSgA High Yield Bond Fund, the SSgA Special Equity Fund, the SSgA Tuckerman Active REIT Fund and the SSgA International Growth Opportunities Fund have all achieved three-year performance history during the 2001 fiscal year. We are proud of our long-term record and look forward to having additional funds complete a milestone anniversary.

We would like to thank you for choosing the SSgA Funds. Our reputation is based on our tradition of designing and delivering exceptional financial products to our clients. We take great satisfaction from and continually look forward to sharing the benefits of our experience with you.

Sincerely,

/s/Timothy B. Harbert                          /s/Gustaff V. Fish, Jr.

Timothy B. Harbert                             Gustaff V. Fish, Jr.
State Street Global Advisors                   SSgA Funds Management, Inc.
Chairman and Chief Executive Officer           President

MANAGEMENT OF THE FUNDS

[PHOTO OF TIMOTHY B. HARBERT]             [PHOTO OF GUSTAFF V. FISH, JR.]
Timothy B. Harbert                        Gustaff V. Fish, Jr.
Chairman and Chief Executive Officer      President, SSgA Funds Management, Inc.
State Street Global Advisors

A TEAM APPROACH TO INVESTMENT MANAGEMENT

Our investment strategies are the product of the combined experience of our professional staff. Portfolio Managers work together to develop and enhance the techniques that drive our investment processes. As a result, the portfolios we manage benefit from the knowledge of the entire team.

Mr. Michael J. Feehily, CFA, Principal, is the portfolio manager primarily responsible for investment decisions regarding the SSgA IAM SHARES Fund. He is head of the US Equity Team within the Global Structured Products Group and is responsible for overseeing the management of all US equity index funds for State Street Global Advisors. He also serves as Portfolio Manager for the firm's Russell 1000 Value and Growth ERISA Funds, and the S&P Midcap 400 ERISA Fund. Mr. Feehily joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. He has been working in the investment management field since 1994 and holds a Bachelor of Science degree in Finance, Investments, and Economics from Babson College and an MBA in Finance from Bentley College. He is a Chartered Financial Analyst, as well as a member of the Boston Security Analysts Society and the Association for Investment Management and Research.

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

OBJECTIVE: The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers
(IAM) or its affiliated labor unions.

INVESTS IN: At least 65% of the total assets are invested in equity securities of companies that have entered into collective bargaining agreements with the IAM or its affiliated unions. The remainder of the Fund's assets are open to either further investment in those companies with collective bargaining agreements with the IAM or companies outside this universe which are constituents of the S&P 500(R) Index and have not been identified as having non-union sentiment.

STRATEGY: The Fund's investment strategy is driven by an investment process that manages portfolio exposures to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

[CHART OF GROWTH OF A $10,000 INVESTMENT]

                         IAM SHARES            S&P 500(R)
     DATES                  FUND                INDEX**
         *                $10,000               $10,000
      1999                $10,140               $10,234
      2000                $11,655               $11,904
      2001                 $9,025                $9,001
Total                     $40,820               $41,139

PERFORMANCE REVIEW
For the fiscal year ended August 31, 2001, the Fund lost 2.56%. This still compared favorably to the S&P 500(R) Index, which fell 24.39% for the same period. The Fund's performance is net of operating expenses, whereas Index results do not include expenses of any kind.

The SSgA IAM SHARES Fund seeks to meet or exceed the total return of the S&P 500(R) Index using an optimization approach designed to mitigate some of the inherent sector/industry bets that stem from the "union friendly" universe.

MARKET AND PORTFOLIO HIGHLIGHTS

The Federal Reserve lowered the Federal Funds Rate seven times during the Fund's fiscal year, for a total of 300 basis points, in the hopes of rescuing the US economy from the

SSgA IAM SHARES FUND

Period Ended                 Growth of          Total
  08/31/01                    $10,000           Return
------------                ----------         ---------
1 Year                      $    7,744         (22.56)%
Inception                   $    9,025          (4.46)%+

STANDARD & POOR'S(R) 500
  COMPOSITE STOCK PRICE INDEX

Period Ended                 Growth of          Total
  08/31/01                    $10,000           Return
------------                ----------         ---------
1 Year                      $    7,561         (24.39)%
Inception                   $    9,001          (4.58)%+

                      SEE RELATED NOTES ON FOLLOWING PAGE.

grips of a recession. Despite these rate cuts and the tax rebates implemented by the Bush administration, the equity markets have yet to respond. Capital spending has dried up, significant inventory write-downs have been undertaken, layoffs have been widespread, and earnings expectations are continually being lowered. Only the surprising resiliency of both consumer spending and the housing market are preventing the economy from reaching recessionary levels. Those investors in the stock market who did not scurry to the sidelines looked primarily to value stocks as a safe haven. These value companies did not participate greatly in the extended bull market of the nineties and thus looked far less expensive on a valuation basis than their growth counterparts, especially given the economic outlook.

The Fund's benchmark-relative outperformance can be largely attributed to the fact that value stocks seemed to be in favor with investors during the past twelve months compared to growth stocks. This is evidenced by the Russell 1000(R) Value Index outpacing the Russell 1000(R) Growth Index by a staggering 44% during this period. The Fund maintains a slight value bias due to its large allocation to "union friendly" companies. The sectors that have contributed the most to the downturn of the S&P 500(R) Index during this period have been Technology (-60.9%), Telecommunication Services (-34.4%), Finance (-10.4%), and Health Care (-3.4%), areas which represent the Fund's largest Index-relative underweights. Additionally, the Index-relative overweights in "union-friendly" sectors such as Basic Materials (+19.2%) and Consumer Staples (+7.1%) also contributed to the Fund's positive performance relative to the benchmark. These were two of the only three sectors, Industrials being the other, which managed to achieve positive performance results during the fiscal year.

On an individual security basis, the largest contributors to the Fund's performance included Philip Morris(+/-)(+67.2%), Waste Management(+/-)(+63.4%), Baxter International(+/-)(+25.4%), and Verizon Communications(+/-)(+18.1%). The Fund's technology holdings were the primary detractors to the period's results with Nortel Networks(+/-)(-92.3%), Cisco Systems Inc. (-76.2%), Intel Corp (-62.5%), and AOL Time Warner (-36.3%) causing much of the harm. The Fund's largest holding, General Electric(+/-)(-29.1%), also turned in a disappointing result as it was hurt by the overall economy as well as its failed merger attempt with Honeywell.

At August 31, 2001, the SSgA IAM SHARES Fund held 245 securities with a market value of over $176. million. Of these 245 securities, there were 152 securities of companies that have collective bargaining agreements with the IAM. These investments in "union friendly" companies represented 72.3% of the Fund's market value. In total, there are currently 360 publicly traded companies that have agreements with the IAM and are eligible for investment by the Fund.

TOP TEN EQUITY HOLDINGS
(AS A PERCENT OF TOTAL INVESTMENTS)      AUGUST 31, 2001
General Electric Co.                         5.1%
Citigroup, Inc.                              3.8
Exxon Mobil Corp.                            3.1
Microsoft Corp.                              2.8
Merck & Co., Inc.                            2.5
Verizon Communications, Inc.                 2.3
Pfizer, Inc.                                 2.0
PepsiCo, Inc.                                1.9
Coca-Cola Co. (The)                          1.8
Philip Morris Cos., Inc.                     1.6

                                ---------------
NOTES: THE FOLLOWING NOTES RELATE TO THE GROWTH OF $10,000 GRAPH AND TABLE ON
       THE PRECEDING PAGE.

   * The Fund commenced operations on June 2, 1999. Index comparison also began June 2, 1999.

   ** The Standard & Poor's(R) 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard and Poor's Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

   +  Annualized.

(+/-) Denotes IAM affiliated company.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the SSgA Funds:

In our opinion, the accompanying statement of assets and liabilities and statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SSgA IAM SHARES Fund (the "Fund") at August 31,2001, the results of its operations for the fiscal year then ended, and the changes in its net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the two fiscal years in the period then ended and for the period June 2, 1999 (commencement of operations) to August 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                              /s/PricewaterhouseCoopers LLP
October 10, 2001

SSgA IAM SHARES FUND
STATEMENT OF NET ASSETS

                                                      AUGUST 31, 2001

                                                               MARKET
                                                     NUMBER     VALUE
                                                       OF       (000)
                                                     SHARES       $
                                                     ------    ------
COMMON STOCKS - 98.8%
CONSUMER DISCRETIONARY - 13.0%
99 Cents Only Stores (a)                             17,350       531
AOL Time Warner, Inc. (a)                            68,250     2,549
Best Buy Co. (a)                                      1,500        88
Black & Decker Corp.                                 10,900       429
Brunswick Corp.                                       4,700       102
Coach, Inc. New (a)                                     397        14
Continental Airlines, Inc. Class B (a)                3,800       166
Costco Wholesale Corp. (a)                            1,800        67
DaimlerChrysler AG                                    3,000       132
Disney (Walt) Co.                                    91,400     2,324
Energizer Holdings, Inc. (a)                          2,900        51
Ethan Allen Interiors, Inc.                          13,800       487
Federal Signal Corp.                                 13,600       281
Ford Motor Co.                                       52,021     1,034
Gap, Inc. (The)                                       8,500       167
General Motors Corp.                                 18,580     1,017
Goodyear Tire & Rubber Co.                            6,100       149
Harley-Davidson, Inc.                                24,200     1,176
Home Depot, Inc. (The)                               32,600     1,499
HON Industries, Inc.                                    400        10
Huffy Corp. (a)                                      11,300        88
Johnson Controls, Inc.                                4,700       344
Katy Industries, Inc.                                27,800       108
Knight-Ridder, Inc.                                   6,000       364
Kohl's Corp. (a)                                      1,000        56
Lear Corp. (a)                                        1,700        62
Leggett & Platt, Inc.                                 7,700       181
Liberty Media Corp. New (a)                          61,900       941
Manpower, Inc.                                        7,100       219
Marriott International, Inc. Class A                  7,300       320
Maytag Corp.                                         10,800       332
Meredith Corp.                                        6,300       205
New York Times Co. Class A                           16,500       705
Newell Rubbermaid, Inc.                              14,600       334
PACCAR, Inc.                                          4,400       243
Pennzoil-Quaker State Co.                             6,900        85
Rite Aid Corp. (a)                                   59,200       470
Southwest Airlines Co.                               53,125       950
Stanley Works, (The)                                  2,300        96
Starwood Hotels & Resorts
   Worldwide, Inc. Class B                           11,600       393
Target Corp.                                          7,200       249
Tiffany & Co.                                        26,700       832
Tribune Co.                                          21,107       832
USAirways Group, Inc. (a)                             7,700        98
Viacom, Inc. Class B (a)                             28,535     1,211
Walgreen Co.                                          8,700       299
Washington Post Co (The), Class B                       521       299
Whirlpool Corp.                                       4,900       323
                                                               ------
                                                               22,912
                                                               ------

CONSUMER STAPLES - 12.8%
Anheuser-Busch Cos., Inc.                            57,800     2,488
Campbell Soup Co.                                    20,700       584
Coca-Cola Co. (The)                                  65,100     3,168
ConAgra, Inc.                                        32,500       746
Dial Corp.                                           14,000       236
Fleming Cos., Inc.                                    7,300       216
Gillette Co. (The)                                    1,100        34
Interstate Bakeries Corp.                             2,700        67
Kraft Foods, Inc. (a)                                 5,970       193
Kroger Co. (a)                                       36,600       974
PepsiAmericas, Inc.                                   3,700        58
PepsiCo, Inc.                                        71,640     3,367
Philip Morris Cos., Inc.                             60,900     2,887
Procter & Gamble Co.                                 36,100     2,677
Ralston-Purina Group                                 20,600       673
Safeway, Inc. (a)                                    18,600       839
Sara Lee Corp.                                       36,430       801
Suiza Foods Corp. (a)                                 3,100       180
SYSCO Corp.                                          41,600     1,166
Unilever                                             19,500     1,191
                                                               ------
                                                               22,545
                                                               ------

                                        9

                                                               MARKET
                                                     NUMBER     VALUE
                                                       OF       (000)
                                                     SHARES       $
                                                     ------    ------
ENERGY - 7.8%
Baker Hughes, Inc.                                    6,200       204
BP Amoco PLC - ADR                                   10,668       543
Chevron Corp.                                        15,100     1,370
Exxon Mobil Corp.                                   136,968     5,499
Halliburton Co.                                      14,400       401
Phillips Petroleum Co.                                1,200        69
Royal Dutch Petroleum Co.                            41,900     2,373
Schlumberger, Ltd.                                   29,600     1,450
Texaco, Inc.                                         17,400     1,212
Transocean Sedco Forex, Inc.                         18,464       534
Unocal Corp.                                          1,300        46
                                                               ------
                                                               13,701
                                                               ------

FINANCIALS - 12.9%
Aegon                                                47,414     1,432
AFLAC, Inc.                                           1,600        44
Allstate Corp.                                        3,500       119
American Express Co.                                 13,300       484
American Financial Group, Inc.                       17,300       405
American International Group, Inc.                   30,374     2,376
Bank of America Corp.                                20,300     1,248
Bank of New York Co., Inc.                            5,600       222
Bank One Corp.                                        6,600       229
CIGNA Corp.                                             500        45
Citigroup, Inc.                                     145,666     6,665
Federal National
   Mortgage Association                              11,200       854
Fifth Third Bancorp                                   1,200        70
First Union Corp.                                     4,800       165
FleetBoston Financial Corp.                           8,955       330
Freddie Mac                                           5,700       358
Golden West Financial Corp.                           1,800       104
Household International, Inc.                        31,700     1,874
J.P. Morgan Chase & Co.                              32,550     1,282
MBNA Corp.                                            3,000       104
Mellon Financial Corp.                                  800        28
Merrill Lynch & Co., Inc.                             7,800       402
Morgan Stanley Dean Witter & Co.                     14,700       784
National City Corp.                                   1,600        49
Northern Trust Corp.                                  1,000        57
Progressive Corp.                                       600        78
Providian Financial Corp.                             2,300        90
Schwab (Charles) Corp.                               12,200       152
Stilwell Financial, Inc.                             54,800     1,567
SunTrust Banks, Inc.                                  1,100        75
U.S. Bancorp                                         25,512       618
Wachovia Corp.                                          700        49
Washington Mutual, Inc.                              11,550       432
                                                               ------
                                                               22,791
                                                               ------

HEALTH CARE - 11.1%
Abbott Laboratories                                   6,300       313
American Home Products Corp.                          6,900       386
Amgen, Inc. (a)                                      11,900       765
Applera Corp. - Applied
   Biosystems Group                                  37,300       933
Applera Corp. - Celera
   Genomics Group (a)                                 1,000        27
Baxter International, Inc.                           47,800     2,466
Bristol-Myers Squibb Co.                             17,700       994
Edwards Lifesciences Corp. (a)                       18,500       486
Invitrogen Corp. (a)                                 11,112       756
Johnson & Johnson                                    24,000     1,265
Lilly (Eli) & Co.                                     8,900       691
Medtronic, Inc.                                       3,900       178
Merck & Co., Inc.                                    68,500     4,459
New Brunswick
   Scientific Co., Inc. (a)                          16,093        68
Pfizer, Inc.                                         92,725     3,552
Pharmacia Corp.                                         800        32
Schering-Plough Corp.                                57,200     2,181
Zimmer Holdings, Inc. (a)                             1,770        48
                                                               ------
                                                               19,600
                                                               ------

                                       10

                                                               MARKET
                                                     NUMBER     VALUE
                                                       OF       (000)
                                                     SHARES       $
                                                     ------    ------
INDUSTRIALS - 14.6%
Actuant Corp. Class A (a)                             6,800       144
Airborne, Inc.                                       11,600       157
American Standard Cos., Inc. (a)                        800        56
B.F. Goodrich Co.                                       400        13
Boeing Co. (The)                                     20,600     1,055
Caterpillar, Inc.                                    15,600       780
CSX Corp.                                             5,000       177
Danaher Corp.                                        12,500       695
Deere & Co.                                           5,500       237
Dover Corp.                                          19,700       708
Eaton Corp.                                          10,200       734
Emerson Electric Co.                                 18,100       970
Exide Corp.                                           3,000        20
Fisher Scientific International, Inc. (a)             5,600       140
Foster Wheeler, Ltd. (a)                             14,700        98
General Electric Co.                                220,500     9,036
Honeywell International, Inc.                        24,662       919
Illinois Tool Works, Inc.                             9,804       613
Ingersoll-Rand Co.                                    1,600        65
Kansas City Southern
   Industries, Inc. (a)                              30,250       393
Koninklijke (Royal)
   Philips Electronics - ADR                         52,189     1,397
Martin Marietta Materials, Inc.                       3,700       146
Minnesota Mining &
   Manufacturing Co.                                 16,700     1,738
Navistar International Corp. (a)                      7,500       257
Norfolk Southern Corp.                               12,800       238
Rockwell Collins                                      4,200        85
Ryder System, Inc.                                    7,500       169
SPX Corp. (a)                                         6,600       767
Tyco International, Ltd.                             49,600     2,577
Union Pacific Corp.                                   7,200       384
United Parcel Service, Inc. Class B                   5,114       282
Waste Management, Inc.                               25,800       798
                                                               ------
                                                               25,848
                                                               ------
INFORMATION TECHNOLOGY - 18.9%
Adobe Systems, Inc.                                     800        27
Agilent Technologies, Inc. (a)                        2,212        59
Allen Telecom, Inc. (a)                              15,200       186
Amphenol Corp. Class A (a)                           11,800       477
Applied Materials, Inc. (a)                           7,500       323
APW, Ltd. (a)                                         4,300        34
Avaya, Inc. (a)                                       1,632        19
Axcelis Technologies, Inc. (a)                       62,000       865
Cisco Systems, Inc. (a)                             107,700     1,759
COMPAQ Computer Corp.                                12,700       157
Computer Associates
   International, Inc.                                2,500        78
Computer Sciences Corp. (a)                          21,700       816
Corning, Inc.                                         7,000        84
Dell Computer Corp. (a)                              35,800       765
eFunds Corp. (a)                                     16,400       283
EMC Corp. (a)                                        30,500       472
Energy Conversion Devices, Inc. (a)                  13,400       254
General Dynamics Corp.                               12,700     1,003
General Motors Corp. Class H (a)                     46,180       861
Hewlett-Packard Co.                                  18,000       418
Intel Corp.                                          98,400     2,751
International Business
   Machines Corp.                                    24,200     2,420
JDS Uniphase Corp. (a)                               13,500        95
Lockheed Martin Corp.                                 9,500       379
Lucent Technologies, Inc.                            28,895       197
Maxtor Corp. (a)                                     45,904       277
Micron Technology, Inc. (a)                           3,600       135
Microsoft Corp. (a)                                  85,900     4,901
Motorola, Inc.                                        8,300       144
Nextel Communications, Inc.
   Class A (a)                                        4,000        48
Nortech Systems, Inc. (a)                            16,300       108
Nortel Networks Corp.                                92,400       578
Northrop Grumman Corp.                               13,950     1,144
Oracle Corp. (a)                                     86,700     1,059

                                       11

                                                               MARKET
                                                     NUMBER     VALUE
                                                       OF       (000)
                                                     SHARES       $
                                                     ------    ------
PerkinElmer, Inc.                                    30,400       975
QUALCOMM, Inc. (a)                                    9,400       553
Quantum Corp. - DLT &
   Storage Systems (a)                               34,000       298
Rockwell International Corp.                          4,200        67
Siebel Systems, Inc. (a)                              4,100        89
Sun Microsystems, Inc. (a)                           45,000       515
Teledyne Technologies, Inc. (a)                      14,700       227
Tellabs, Inc. (a)                                       600         8
Texas Instruments, Inc.                              20,500       679
Thomas & Betts Corp.                                 14,800       317
Titan Corp. (a)                                      32,100       595
United Technologies Corp.                            13,400       917
Veritas Software Corp. (a)                            4,600       132
Verizon Communications, Inc.                         80,272     4,014
Xerox Corp.                                          89,900       827
Yahoo!, Inc. (a)                                      5,700        68
                                                               ------
                                                               33,457
                                                               ------

MATERIALS - 4.4%
Air Products & Chemicals, Inc.                        6,000       254
Alcoa, Inc.                                          16,000       610
Archer-Daniels-Midland Co.                           36,230       487
Brush Engineered Materials, Inc.                     20,300       298
Dow Chemical Co.                                     29,288     1,027
Georgia-Pacific Group                                16,700       610
International Paper Co.                              22,473       902
Kimberly-Clark Corp.                                 19,600     1,216
Masco Corp.                                          39,500     1,020
Owens-Illinois, Inc. (a)                              2,100        12
Rohm & Haas Co.                                       7,236       260
Sherwin-Williams Co.                                  5,700       129
Temple-Inland, Inc.                                   4,300       251
Weyerhaeuser Co.                                      8,100       460
Willamette Industries, Inc.                           3,900       189
                                                               ------
                                                                7,725
                                                               ------
TELECOMMUNICATION SERVICES - 2.8%
AT&T Corp.                                           38,826       739
AT&T Wireless Services,
   Inc. New (a)                                      93,890     1,455
BellSouth Corp.                                       6,700       250
Qwest Communications
   International, Inc.                               15,400       331
SBC Communications, Inc.                             38,053     1,558
Sprint Corp. (Fon Group)                              1,800        42
Sprint Corp. (PCS Group) (a)                         10,500       262
WorldCom, Inc. - WorldCom
   Group (a)                                         29,400       378
                                                               ------
                                                                5,015
                                                               ------

UTILITIES - 0.5%
AES Corp. (a)                                         5,900       195
Calpine Corp. (a)                                     4,800       158
Dynegy, Inc. Class A                                  1,500        63
Enron Corp.                                           7,400       259
Mirant Corp. New (a)                                    477        14
Montana Power Co.                                    26,900       190
Southern Co.                                          1,200        28
                                                               ------
                                                                  907
                                                               ------

TOTAL COMMON STOCKS
(cost $187,396)                                               174,501

                                                    PRINCIPAL
                                                     AMOUNT
                                                     (000)
                                                       $
                                                    ---------
SHORT-TERM INVESTMENTS - 1.2%
American AAdvantage
   Money Market Fund                                     86        86
Federated Investors Prime Cash
   Obligation Fund                                    1,873     1,873
United States Treasury Bills
   3.435% due 09/13/01 (b)(c)(d)                        210       210
                                                               ------

TOTAL SHORT-TERM INVESTMENTS
(cost $2,169)                                                   2,169
                                                               ------

                                       12

                                                               MARKET
                                                               VALUE
                                                               (000)
                                                                 $
                                                              ---------
TOTAL INVESTMENTS - 100.0%
(identified cost $189,565)                                    176,670

OTHER ASSETS AND LIABILITIES,
NET - 0.0%                                                        (72)
                                                              ---------

                                                              176,598
NET ASSETS - 100.0%                                           =========

                                                              UNREALIZED
                                                 NUMBER      APPRECIATION
                                                   OF       (DEPRECIATION)
FUTURES CONTRACTS                              CONTRACTS         (000)
                                               ---------    --------------
S&P 500 Index
  expiration date 09/01                               9        $   (312)
                                                              ---------

Total Unrealized Appreciation
  (Depreciation) on Open Futures
  Contracts Purchased                                          $   (312)
                                                              =========

(a)    Nonincome-producing security.
(b)    At amortized cost, which approximates market.
(c)    Rate noted is yield-to-maturity from date of acquisition.
(d) Pledged to cover initial margin requirements for open futures contracts purchased by the Fund.

ABBREVIATIONS:
ADR - American Depositary Receipt

See accompanying notes which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands (EXCEPT PER SHARE AMOUNT)                                                          AUGUST 31, 2001

ASSETS
Investments at market (including securities on loan of $4,822), (identified cost $189,565)                    $ 176,670
Receivables:
   Dividends                                                                                                        354
   Daily variation margin on futures contracts                                                                       13
Prepaid expenses                                                                                                      3
Short term investments held as collateral for securities loaned, at market                                        5,062
                                                                                                              ---------

        Total assets                                                                                            182,102

LIABILITIES
Payables:
   Fund shares redeemed                                                                        $     263
   Accrued fees to affiliates                                                                        140
   Other accrued expenses                                                                             39
Payable upon return of securities loaned, at market                                                5,062
                                                                                               ---------

        Total liabilities                                                                                         5,504
                                                                                                              ---------

NET ASSETS                                                                                                    $ 176,598
                                                                                                              =========

NET ASSETS CONSIST OF:
Undistributed net investment income                                                                           $     228
Accumulated net realized gain (loss)                                                                             (2,547)
Unrealized appreciation (depreciation) on:
   Investments                                                                                                  (12,895)
   Futures contracts                                                                                               (312)
Shares of beneficial interest                                                                                        20
Additional paid-in capital                                                                                      192,104
                                                                                                              ---------

NET ASSETS                                                                                                    $ 176,598
                                                                                                              =========

NET ASSET VALUE, offering and redemption price per share:
  ($176,598,437 divided by 19,957,601 shares of $.001 par value
      shares of beneficial interest outstanding)                                                              $    8.85
                                                                                                              =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Amounts in thousands                                                         FOR THE FISCAL YEAR ENDED AUGUST 31, 2001
INVESTMENT INCOME
   Dividends                                                                                                  $  2,017
   Securities Lending Income                                                                                        28
   Interest                                                                                                         20
                                                                                                              ---------

        Total investment income                                                                                  2,065

EXPENSES
   Advisory fees                                                                               $    375
   Administrative fees                                                                               91
   Custodian fees                                                                                    59
   Distribution fees                                                                                173
   Transfer agent fees                                                                               30
   Professional fees                                                                                 19
   Registration fees                                                                                 57
   Shareholder servicing fees                                                                        48
   Trustees' fees                                                                                    10
   Miscellaneous                                                                                     17
                                                                                               ---------

   Expenses before reductions                                                                       879
   Expense reductions                                                                                (2)
                                                                                               ---------

       Expenses, net                                                                                               877
                                                                                                              ---------

Net investment income                                                                                            1,188
                                                                                                              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
   Investments                                                                                   (2,091)
   Futures contracts                                                                               (412)        (2,503)
                                                                                               ---------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                                  (27,835)
   Futures contracts                                                                               (346)       (28,181)
                                                                                               ---------      ---------

Net realized and unrealized gain (loss)                                                                        (30,684)
                                                                                                              ---------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                         $(29,496)
                                                                                                              =========

 See accompanying notes which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands                                                             FOR THE FISCAL YEARS ENDED AUGUST 31,
                                                                                                 2001           2000
                                                                                               --------       --------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
   Net investment income                                                                       $  1,188       $    728
   Net realized gain (loss)                                                                      (2,503)           183
   Net change in unrealized appreciation (depreciation)                                         (28,181)        15,022
                                                                                               --------       --------

        Net increase (decrease) in net assets from operations                                   (29,496)        15,933
                                                                                               --------       --------

DISTRIBUTIONS
   From net investment income                                                                    (1,234)          (589)
   From net realized gain                                                                          (205)           (97)
                                                                                               --------       --------

        Net decrease in net assets from distributions                                            (1,439)          (686)
                                                                                               --------       --------

SHARE TRANSACTIONS
   Net increase (decrease) in net assets from share transactions                                 73,843         58,127
                                                                                               --------       --------

TOTAL NET INCREASE (DECREASE) IN NET ASSETS                                                      42,908         73,374

NET ASSETS
   Beginning of period                                                                          133,690         60,316
                                                                                               --------       --------
   End of period (including undistributed net investment income of
      $228 and $274, respectively)                                                             $176,598       $133,690
                                                                                               ========       ========

 See accompanying notes which are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                 FISCAL YEARS ENDED AUGUST 31,
                                                                                         -------------------------------------------
                                                                                               2001            2000         1999*
                                                                                         -----------       -----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                                                     $     11.55       $     10.14    $    10.00
                                                                                         -----------       -----------    ----------

INCOME FROM OPERATIONS
   Net investment income (a)                                                                     .08               .09           .02
   Net realized and unrealized gain (loss)                                                     (2.67)             1.42           .12
                                                                                         -----------       -----------    ----------

        Total income from operations                                                           (2.59)             1.51           .14
                                                                                         -----------       -----------    ----------

DISTRIBUTIONS
   From net investment income                                                                   (.09)             (.08)           --
   From net realized gain                                                                       (.02)             (.02)           --
                                                                                         -----------       -----------    ----------

        Total distributions                                                                     (.11)             (.10)           --
                                                                                         -----------       -----------    ----------

NET ASSET VALUE, END OF PERIOD                                                           $      8.85       $     11.55    $    10.14
                                                                                         ===========       ===========    ==========

TOTAL RETURN (%)(b)                                                                           (22.56)            14.94          1.40

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of period (in thousands)                                                   176,598           133,690        60,316

  Ratios to average net assets (%)(c):
        Operating expenses, net (d)                                                              .58               .55           .65
        Operating expenses, gross (d)                                                            .59               .55           .67
        Net investment income                                                                    .79               .79           .72

Portfolio turnover rate (%)(e)                                                                  4.23              5.34            --

*   For the period June 2, 1999 (commencement of operations) to August 31, 1999.
(a) Average month-end shares outstanding were used for this calculation.
(b) Periods less than one year are not annualized.
(c) The ratios for the period ended August 31, 1999 are annualized.
(d) See Note 4 for current period amounts.
(e) The rate for the period ended August 31, 1999 is not meaningful due to the Fund's short period of operation.

                                                   NOTES TO FINANCIAL STATEMENTS

                                                                 AUGUST 31, 2001

1. ORGANIZATION
   The SSgA Funds (the "Investment Company") is a series mutual fund, currently comprised of 24 investment portfolios which are in operation as of August 31,2001. These financial statements report on one portfolio, the SSgA IAM SHARES Fund (the "Fund"). The Fund invests primarily in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions ("IAM companies"). The Investment Company is a registered and diversified open-end investment company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), that was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the "Agreement"). The Investment Company's Agreement permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2. SIGNIFICANT ACCOUNTING POLICIES
   The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION: United States equity securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sale, at the closing bid price, on the primary exchange on which the security is traded. United States over-the-counter equities are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Investments in other mutual funds are valued at the net asset value per share.

   International securities traded on a national securities exchange are valued on the basis of the last sale price. International securities traded over the counter are valued on the basis of the mean of bid prices. In the absence of a last sale or mean bid price, respectively, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the market value of such securities.

   Money market instruments maturing within 60 days of the valuation date are valued at amortized cost.

   The Fund may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

   SECURITIES TRANSACTIONS: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

   INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

   AMORTIZATION AND ACCRETION: All zero-coupon bond discounts and original issue discounts are accreted for both tax and financial reporting purposes. All short- and long-term market premiums/discounts are amortized/accreted for both tax and financial reporting purposes.

   FEDERAL INCOME TAXES: Since the Investment Company is a Massachusetts business trust, each fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each fund's shareholders without regard to the income and capital gains (or losses) of the other funds.

   It is the Fund's intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryover of $1,128,509, which may be applied against any realized net taxable gains in each succeeding year or until its expiration date of August 31, 2009. As permitted by tax regulations, the Fund intends to defer a net realized capital loss of $1,105,076 incurred from November 1, 2000 to August 31, 2001, and treat it as arising in fiscal year 2002.

   The Fund's aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of August 31,2001 are as follows:

                                                               NET
                                                             UNREALIZED
        FEDERAL TAX      UNREALIZED       UNREALIZED       APPRECIATION
           COST         APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
      --------------   -------------    ---------------   --------------
      $  190,191,256   $  12,994,503    $  (26,515,461)   $ (13,520,958)

   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

   The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles ("GAAP"). As a result, net investment income and net realized gain (or loss) on investment transactions for a reporting year may differ significantly from distributions during such year. The differences between tax regulations and GAAP relate primarily to certain securities sold at a loss. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting its net asset value.

   EXPENSES: Most expenses can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed are allocated among all funds based principally on their relative net assets.

   DERIVATIVES: To the extent permitted by the investment objective, restrictions and policies set forth in the Fund's Prospectus and Statement of Additional Information, the Fund may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Fund's use of derivatives includes exchange-traded futures and options on futures. These instruments offer unique characteristics and risks that assist the Fund in meeting its investment objective.

   The Fund typically uses derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Fund through the use of options and futures to earn "market-like" returns with the Fund's excess and liquidity reserve cash balances. Hedging is used by the Fund to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Fund. By purchasing certain instruments, the Fund may more effectively achieve the desired portfolio characteristics that assist in meeting the Fund's investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

   FUTURES: The Fund is currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

3. SECURITIES TRANSACTIONS
   INVESTMENT TRANSACTIONS: For the year ended August 31, 2001, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $78,926,359 and $6,391,274, respectively.

   SECURITIES LENDING: The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets to certain brokers. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral shall be invested by State Street Bank and Trust Company ("State Street") in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on the Fund's statement of assets and liabilities along with the related obligation to return the collateral. In those situations where the Company has relinquished control of securities transferred, it derecognizes the securities and records a receivable from the counterparty.

   Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as interest income for the Fund. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders' fees, which are divided between the Fund and State Street and are recorded as interest income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing. As of August 31,2001, the value of outstanding securities on loan and the value of collateral amounted to $4,821,665 and $5,062,460, respectively.

4. RELATED PARTIES
   ADVISER: Effective May 1, 2001, the Investment Company entered into an investment advisory agreement with SSgA Funds Management, Inc. (the "Adviser"). The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. Prior to May 1, 2001, the investment advisory agreement was with State Street, through State Street Global Advisors, the investment management group of State Street. The

   Adviser, State Street and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street and its affiliated companies, which directs the investments of the Fund in accordance with its investment objectives, policies, and limitations. For these services, the Fund pays a fee to the Adviser calculated daily and paid monthly, at an annual rate of .25% of its average daily net assets. The Adviser voluntarily agreed to reimburse the Fund for all expenses in excess of .65% of average daily net assets on an annual basis. The Investment Company also has contracts with affiliates to provide custody, shareholder servicing and transfer agent services to the Fund. These amounts are presented in the accompanying Statement of Operations.

   In addition, the Fund has entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year, the Fund's custodian fees were reduced by $1,833 under these arrangements.

   ADMINISTRATOR: The Investment Company has an administration agreement with Frank Russell Investment Management Company (the "Administrator"), a wholly-owned subsidiary of Frank Russell Company, under which the Administrator supervises all non-portfolio investment aspects of the Investment Company's operations and provides adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery supplies, and similar items. The Investment Company pays the Administrator for services supplied by the Administrator pursuant to the Administration Agreement, an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of all U.S. Equity portfolios: $0 to $2 billion - .0315%; over $2 billion - .029%. The Administrator will also charge a flat fee of $30,000 per year per Fund with less than $500 million in net assets and $1,500 per year for monthly performance reports and use of Russell Performance Universe software product. In addition, the Fund reimburses the Administrator for out-of-pocket expenses and start-up costs for new funds.

   DISTRIBUTOR AND SHAREHOLDER SERVICING: The Investment Company has a Distribution Agreement with Russell Fund Distributors (the "Distributor"), which is a wholly-owned subsidiary of the Administrator, to promote and offer shares of the Investment Company. The Distributor may enter into sub-distribution agreements with other non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

   The Investment Company has a Distribution Plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

   The fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Capital Markets LLC ("Capital Markets"), Fiduciary Investors Services Division of State Street ("Fiduciary Investors Services"), High Net Worth Services Division of State Street ("High Net Worth Services") and CitiStreet LLC ("CitiStreet")(collectively the "Agents"), as well as several unaffiliated services providers. For these services, the Fund pays .025% to State Street, and a maximum of .175% to each of the other named affiliated Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents. For the year ended August 31, 2001, the Fund was charged shareholder servicing expenses of $37,491 and $7 by State Street and CitiStreet. The Funds did not incur any expenses from Capital Markets, Fiduciary Investors Services and High Net Worth Services during this year.

   The combined distribution and shareholder servicing payments shall not exceed .25% of the average daily value of net assets of the Fund on an annual basis. The shareholder servicing payments shall not exceed .20% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The Fund's responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Trustees or a majority of the Fund's shareholders have the right, however, to terminate the Distribution Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Distribution Plan's termination or noncontinuance. There were no carryover expenses as of August 31, 2001.

   BOARD OF TRUSTEES: The Investment Company paid each Trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for board and committee meetings attended. These expenses are allocated among all of the funds based upon their relative net assets.

   ACCRUED FEES PAYABLE TO AFFILIATES AND TRUSTEES AS OF AUGUST 31, 2001 WERE AS
   FOLLOWS:

   Advisory fees                        $     41,396
   Administration fees                        19,264
   Custodian fees                             18,911
   Distribution fees                          34,247
   Shareholder servicing fees                 14,186
   Transfer agent fees                        11,138
   Trustees' fees                                861
                                        -------------
                                        $    140,003
                                        =============

   BENEFICIAL INTEREST: As of August 31, 2001, one shareholder (who was also an affiliate of the Investment Company) was a record owner of approximately 88% of the total outstanding shares of the Fund.

5. FUND SHARE TRANSACTIONS (amounts in thousands)

                                                                      FISCAL YEARS ENDED AUGUST 31,
                                                ------------------------------------------------------------------
                                                             2001                                2000
                                                ------------------------------    --------------------------------
                                                  SHARES              DOLLARS          SHARES             DOLLARS
                                                ----------         ----------         -------         ------------
  Proceeds from shares sold                       8,566            $  75,592           5,732          $   59,276
  Proceeds from reinvestment of
    distributions                                   140                1,439              65                 686
  Payments for shares redeemed                     (325)              (3,188)           (168)             (1,835)
                                                ----------         ----------         -------         ------------
  Total net increase (decrease)                   8,381            $  73,843           5,629          $   58,127
                                                ==========         ==========         =======         ============

6. INTERFUND LENDING PROGRAM
   The Fund and all other funds of the Investment Company received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility. This allows the Funds to directly lend to and borrow money from the SSgA Money Market Fund for temporary purposes in accordance with certain conditions. The borrowing Funds are charged the average of the current Repo Rate and the Bank Loan Rate. The Fund did not utilize the interfund lending program during this year.

7. DIVIDEND
   On September 4, 2001, the Board of Trustees declared a dividend of $.0187 from net investment income, payable on September 10, 2001 to shareholders of record on September 5, 2001.

                                                                 TAX INFORMATION

                                                     AUGUST 31, 2001 (UNAUDITED)

   The Fund paid distributions of $53,314 from net long-term capital gains during its taxable year ended August 31, 2001.

   Please consult a tax advisor for questions about federal or state income tax laws.

SSgA IAM SHARES FUND
One International Place, 27th Floor
Boston, Massachusetts 02110
(800) 997-7327

--------------------------------------------------------------------------------

TRUSTEES
   Lynn L. Anderson, Chairman
   William L. Marshall
   Steven J. Mastrovich
   Patrick J. Riley
   Richard D. Shirk
   Bruce D. Taber
   Henry W. Todd

OFFICERS
   Lynn L. Anderson, President, Treasurer and CEO
   Mark E. Swanson, Treasurer and Principal Accounting Officer
   J. David Griswold, Vice President and Secretary
   Deedra S. Walkey, Assistant Secretary
   Rick J. Chase, Assistant Treasurer
   Carla L. Anderson, Assistant Secretary

INVESTMENT ADVISER
   SSgA Funds Management, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110

CUSTODIAN, TRANSFER AGENT AND OFFICE OF SHAREHOLDER INQUIRIES
   State Street Bank and Trust Company
   1776 Heritage Drive
   North Quincy, Massachusetts 02171
   (800) 647-7327

DISTRIBUTOR
   Russell Fund Distributors, Inc.
   One International Place, 27th Floor
   Boston, Massachusetts 02110
   (800) 997-7327

ADMINISTRATOR
   Frank Russell Investment Management Company
   909 A Street
   Tacoma, Washington 98402

LEGAL COUNSEL
   Goodwin Procter LLP
   Exchange Place
   Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   160 Federal Street
   Boston, Massachusetts 02110